UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2020 through June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.)

A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2021

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)

JPMorgan Small Cap Value Fund

JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.” — Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

Within U.S. equity markets, the S&P 500 Index returned 40.79%; the Russell 1000 Index returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell 2000 Index returned 62.03% for the twelve months ended June 30, 2021.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	52.93%
Russell 2000 Index	62.03%

Net Assets as of 6/30/2021 (In Thousands)	$1,133,504

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and underweight position in the health care sector and its security selection in the energy sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in AMC Entertainment Holdings Inc., GameStop Corp. and in Plug Power Inc. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters that was not held in the Fund, rose sharply in the first half of 2021, driven by users of Internet forums in response to large short positions in the stock. Shares of GameStop, a consumer electronics retail chain not held in the Fund, rebounded sharply in early 2021 when users of an Internet forum largely orchestrated a run up in the stock price in response to large short positions in the stock. Shares of Plug Power, a developer of hydrogen fuel cell systems, fell following a run-up in stock price in the first quarter of 2021.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Enphase Energy Inc. and its overweight positions in Twist Bioscience Corp. and Shockwave Medical Inc. Shares of Enphase Energy, a provider of solar energy systems and services, rose amid better-than-expected earnings and investor expectations for increased U.S. spending on renewable energy. Shares of Twist Bioscience, a developer of synthetic DNA manufacturing processes, rose amid investor expectations for increased demand for the company’s technology in the fight against the pandemic. Shares of Shockwave Medical, a medical devices manufacturer, rose after the company reported consecutive quarters of better-than-expected revenues.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Applied Industrial Technologies, Inc.	1.1%
2.	ITT, Inc.	1.0
3.	Matador Resources Co.	1.0
4.	Texas Roadhouse, Inc.	0.8
5.	PDC Energy, Inc.	0.7
6.	Brady Corp., Class A	0.7
7.	Watts Water Technologies, Inc., Class A	0.7
8.	Camden National Corp.	0.7
9.	Comfort Systems USA, Inc.	0.7
10.	Lakeland Bancorp, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	18.1%
Financials	15.8
Information Technology	13.1
Health Care	12.8
Consumer Discretionary	12.4
Real Estate	5.2
Materials	3.8
Consumer Staples	2.9
Energy	2.9
Communication Services	2.7
Utilities	2.0
Short-Term Investments	8.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge*		44.89%	21.64%	13.77%
Without Sales Charge		52.93	22.96	14.38
CLASS C SHARES	January 7, 1998
With CDSC**		51.22	22.35	13.93
Without CDSC		52.22	22.35	13.93
CLASS I SHARES	April 5, 1999	53.35	23.28	14.70
CLASS R6 SHARES	July 2, 2018	53.67	23.58	15.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Effective June 1, 2018, the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	46.49%
Russell 2000 Index	62.03%

Net Assets as of 6/30/2021 (In Thousands)	$8,567,131

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection and underweight position in the consumer discretionary sector and its security selection in the information technology sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the financials sector and its underweight position and security selection in the health care sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in AMC Entertainment Holdings Inc. and its out-of-Benchmark positions in AptarGroup Inc. and Guidewire Software Inc. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters, rose sharply in the first half of 2021, driven by users of Internet forums in response to large short positions in the stock. Shares of AptarGroup, a maker of consumer products dispensers, underperformed after a run-up in the stock price in 2020. Shares of Guidewire Software, a technology provider to the insurance industry, fell after the company forecast lower sales for its fiscal third quarter.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Western Alliance Bancorp and Signature Bank Corp. and its overweight position in Welbilt Inc. Shares of both Western Alliance Bancorp and Signature Bank rose amid investor expectations that accelerating inflation may lead to rising interest rates in the U.S. Shares of Welbilt, a food service industry equipment maker, rose late in the period amid news reports that it was the target of competing takeover bids.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	AptarGroup, Inc.	1.9%
2.	Performance Food Group Co.	1.9
3.	WillScot Mobile Mini Holdings Corp.	1.8
4.	Toro Co. (The)	1.7
5.	EastGroup Properties, Inc.	1.6
6.	Lincoln Electric Holdings, Inc.	1.6
7.	BJ’s Wholesale Club Holdings, Inc.	1.6
8.	Encompass Health Corp.	1.6
9.	MSA Safety, Inc.	1.5
10.	Syneos Health, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	21.9%
Financials	17.6
Information Technology	12.7
Health Care	12.4
Consumer Discretionary	10.9
Real Estate	7.3
Consumer Staples	5.8
Materials	5.7
Utilities	2.0
Short-Term Investments	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge*		38.80%	13.45%	12.40%
Without Sales Charge		46.49	14.68	13.00
CLASS C SHARES	February 19, 2005
With CDSC**		44.78	14.12	12.55
Without CDSC		45.78	14.12	12.55
CLASS I SHARES	May 7, 1996	46.89	14.99	13.33
CLASS R2 SHARES	November 3, 2008	46.16	14.41	12.73
CLASS R3 SHARES	September 9, 2016	46.54	14.71	13.01
CLASS R4 SHARES	September 9, 2016	46.90	14.99	13.32
CLASS R5 SHARES	May 15, 2006	47.17	15.21	13.55
CLASS R6 SHARES	May 31, 2016	47.26	15.28	13.58

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	48.52%
Russell 2000 Growth Index	51.36%

Net Assets as of 6/30/2021 (In Thousands)	$6,843,185

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the information technology and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and underweight position in the health care sector and its security selection in the financials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Plug Power Inc., its out-of-Benchmark position in ADC Therapeutics SA and its overweight position in Array Technologies Inc. Shares of Plug Power, a developer of hydrogen fuel cell systems, rose after reporting amid increased industry adoption of fuel cell technology. Shares of ADC Therapeutics, a Swiss drug development company, fell following a rally in the share price at the company’s initial public offering in May 2020. Shares of Array Technologies, a solar energy equipment maker, fell after the company reported lower-than-expected earnings for the first quarter of 2021.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Enphase Energy Inc. and its overweight positions in Shockwave Medical Inc. and Twist Bioscience Corp. Shares of Enphase Energy, a provider of solar energy systems and services, rose amid better-than-expected earnings and investor expectations for increased U.S. spending on renewable energy. Shares of Shockwave Medical, a medical devices manufacturer, rose after the company reported consecutive quarters of better-than-expected revenues. Shares of Twist Bioscience, a developer of synthetic DNA manufacturing processes, rose amid investor expectations for increased demand for the company’s technology in the fight against the pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Shockwave Medical, Inc.	1.6%
2.	Saia, Inc.	1.4
3.	Itron, Inc.	1.4
4.	Performance Food Group Co.	1.4
5.	Halozyme Therapeutics, Inc.	1.3
6.	National Vision Holdings, Inc.	1.3
7.	MKS Instruments, Inc.	1.2
8.	Boyd Gaming Corp.	1.2
9.	Natera, Inc.	1.2
10.	ITT, Inc.	1.2

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	26.9%
Information Technology	22.2
Industrials	17.0
Consumer Discretionary	12.8
Communication Services	3.7
Financials	3.4
Consumer Staples	3.1
Real Estate	1.0
Materials	0.5
Short-Term Investments	9.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge*		40.70%	25.72%	15.79%
Without Sales Charge		48.52	27.07	16.41
CLASS C SHARES	November 4, 1997
With CDSC**		46.77	26.43	15.94
Without CDSC		47.77	26.43	15.94
CLASS I SHARES	March 26, 1996	48.88	27.38	16.71
CLASS L SHARES	February 19, 2005	49.07	27.58	16.88
CLASS R2 SHARES	November 3, 2008	48.11	26.74	16.12
CLASS R3 SHARES	July 31, 2017	48.55	27.07	16.40
CLASS R4 SHARES	July 31, 2017	48.89	27.38	16.71
CLASS R5 SHARES	September 9, 2016	49.08	27.58	16.88
CLASS R6 SHARES	November 30, 2010	49.25	27.70	16.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Sustainable Leaders Fund(1)

(formerly known as JPMorgan Small Cap Core Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	65.89%
Russell 2000 Index	62.03%

Net Assets as of 6/30/2021 (In Thousands)	$366,186

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Sustainable Leaders Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the financials and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Immunomedics Inc. and its overweight positions in MicroStrategy Inc. and Owens & Minor Inc. Shares of Immunomedics, a drug development company, rose ahead of its acquisition by Gilead Sciences Inc. for $21 billion. Shares of MicroStrategy, a software developer, rose amid investor expectations the company would benefit from its large holdings of Bitcoin. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its 2020 earnings forecast and after the company forecast earnings growth for 2022.

Leading individual detractors from relative performance included the Fund’s underweight positions in GameStop Corp. and AMC Entertainment Holdings Inc. and its overweight position in Argan Inc. Shares of Gamestop, a consumer electronics retail chain not held in the Fund, rebounded sharply in early 2021 when users of an Internet forum largely orchestrated a run up in the stock price in response to large short positions in the stock. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters, rose sharply in the first half of 2021, driven by users of Internet forums in response to large short positions in the stock. Shares of Argan, a power plant builder, fell after the company reported several quarters of lower-than-expected revenue.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Deckers Outdoor Corp.	1.0%
2.	Arena Pharmaceuticals, Inc.	0.9
3.	Tenet Healthcare Corp.	0.9
4.	WESCO International, Inc.	0.9
5.	IDT Corp., Class B	0.8
6.	Amalgamated Financial Corp.	0.7
7.	Unifi, Inc.	0.7
8.	Darling Ingredients, Inc.	0.7
9.	AdaptHealth Corp.	0.7
10.	Super Micro Computer, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	18.5%
Industrials	14.5
Financials	14.1
Information Technology	11.0
Consumer Discretionary	9.4
Real Estate	5.0
Materials	4.4
Communication Services	3.8
Energy	3.3
Consumer Staples	2.8
Utilities	1.8
Short-Term Investments	11.4

(1)	On July 1, 2021, the Small Cap Core Fund was renamed, but its investment objective remained unchanged.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	May 31, 2016
With Sales Charge*		56.50%	14.14%	11.67%
Without Sales Charge		65.16	15.38	12.27
CLASS C SHARES	May 31, 2016
With CDSC**		63.35	14.80	11.99
Without CDSC		64.35	14.80	11.99
CLASS I SHARES	January 3, 2017	65.58	15.68	12.42
CLASS R2 SHARES	July 31, 2017	64.76	15.08	11.74
CLASS R3 SHARES	July 31, 2017	65.16	15.37	12.02
CLASS R4 SHARES	July 31, 2017	65.58	15.66	12.30
CLASS R5 SHARES	January 1, 1997	65.89	15.88	12.52
CLASS R6 SHARES	May 31, 2016	65.98	15.95	12.56

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Sustainable Leaders Fund and the Russell 2000 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	74.94%
Russell 2000 Value Index	73.28%

Net Assets as of 6/30/2021 (In Thousands)	$1,510,438

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the health care and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Owens & Minor Inc. SunPower Corp. and Dillard’s Inc. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its 2021 earnings forecast and after the company forecast earnings growth for 2022. Shares of SunPower, a manufacturer of solar energy equipment, rose after the company reported first quarter 2021 earnings and revenue largely in line with investor expectations and amid consolidation in the solar energy sector. Shares of Dillard’s, an apparel, cosmetics and home furnishings retail chain, rose amid strong growth in consumer spending in 2021.

Leading individual detractors from relative performance included the Fund’s underweight positions in GameStop Corp., 3D Systems Corp. and AMC Entertainment Holdings Inc. Shares of GameStop, a consumer electronics retail chain, rebounded sharply in early 2021 when users of an Internet forum largely orchestrated a run up in the stock price in response to large short positions in the stock. Shares of 3D Systems, a manufacturer of three-dimensional printers and related materials and software, fell late in the period after a run-up in the stock price. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters, rose sharply in the first half of 2021, driven by users of Internet forums in response to large short positions in the stock.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Allscripts Healthcare Solutions, Inc.	1.1%
2.	Tri Pointe Homes, Inc.	1.0
3.	Arena Pharmaceuticals, Inc.	1.0
4.	CIT Group, Inc.	1.0
5.	EMCOR Group, Inc.	1.0
6.	AMC Entertainment Holdings, Inc., Class A	1.0
7.	BellRing Brands, Inc., Class A	0.9
8.	Darling Ingredients, Inc.	0.9
9.	ManTech International Corp., Class A	0.8
10.	Ovintiv, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	22.6%
Industrials	15.3
Health Care	9.9
Real Estate	9.3
Information Technology	6.5
Consumer Discretionary	6.3
Energy	5.2
Materials	4.7
Communication Services	4.3
Utilities	3.5
Consumer Staples	3.0
Short-Term Investments	9.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	January 27, 1995
With Sales Charge*		65.36%	10.49%	9.64%
Without Sales Charge		74.48	11.69	10.23
CLASS C SHARES	March 22, 1999
With CDSC**		72.59	11.11	9.72
Without CDSC		73.59	11.11	9.72
CLASS I SHARES	January 27, 1995	74.94	11.98	10.51
CLASS R2 SHARES	November 3, 2008	74.05	11.41	9.95
CLASS R3 SHARES	September 9, 2016	74.49	11.69	10.22
CLASS R4 SHARES	September 9, 2016	74.92	11.96	10.50
CLASS R5 SHARES	May 15, 2006	75.16	12.12	10.63
CLASS R6 SHARES	February 22, 2005	75.36	12.25	10.74

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan SMID Cap Equity Fund(1)

(formerly known as JPMorgan Intrepid Mid Cap Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	41.95%
Russell 2500 Index	57.79%
Russell Midcap Index	49.80%

Net Assets as of 6/30/21 (In Thousands)	$419,776

INVESTMENT OBJECTIVE**

The JPMorgan SMID Cap Equity Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

INVESTMENT PROCESS

The Fund implemented a new investment process effective November 1, 2020, and no longer uses an investment process based on behavioral finance principals. The new process employs a fundamental bottom-up investment process to invest in a diversified portfolio of small to mid-cap stocks — similar to those in the Russell 2500 Index — and seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flows.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2500 Index (the “Benchmark”) and the Russell Midcap Index for the twelve months ended June 30, 2021. As a result of the change in investment strategy and process, the turnover of securities held in the Fund during the period was high compared with previous reporting periods, on an annualized basis, but did not have a significant impact on performance.

Relative to the Benchmark, the Fund’s security selection in the industrials sector and the consumer discretionary sectors was a leading detractor from performance, while the Fund’s security selection in the financials and utilities sectors was a leading contributor to performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Bright Horizons Family Solutions Inc., Kinsale Capital Group Inc. and IAA Inc. Shares of Bright Horizons Family Solutions, a provider of childcare and dependent care services, fell amid investor expectations that revenue will decline with the reopening of public schools in the U.S. Shares of Kinsale Capital Group, a property and casualty insurer, fell after the company reported lower-than-expected earnings for the third quarter of 2020. Shares of IAA, a salvage auto auctioneer, fell late in the period following a run-up in the share price that was driven by a boom in auto sales in 2020 and early 2021.

Leading individual contributors to performance relative to the Benchmark included the Fund’s out-of-Benchmark position in Unity Software Inc. and its overweight positions in Signature Bank Corp. and Western Alliance Bancorp. Shares of Unity Software, a provider of software for video content development, rose after the company reported better-than-expected earnings and revenue following the company’s initial public offering in September 2020. Shares of Signature Bank and Western Alliance Bancorp, rose amid investor expectations that rising inflation may lead to an increase in interest rates in the U.S.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a fundamental bottom-up investment process that seeks to invest in companies that they believe are undervalued, have leading competitive positions and predictable and durable business models. As a result of this process, the Fund’s largest allocations during the period were to the industrials and information technology sectors and the smallest allocations were to the energy and communications services sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Toro Co. (The)	2.0%
2.	Pool Corp.	1.8
3.	Waste Connections, Inc.	1.8
4.	Molina Healthcare, Inc.	1.7
5.	Generac Holdings, Inc.	1.7
6.	Lincoln Electric Holdings, Inc.	1.6
7.	AptarGroup, Inc.	1.5
8.	LKQ Corp.	1.5
9.	LPL Financial Holdings, Inc.	1.5
10.	WEX, Inc.	1.5

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan SMID Cap Equity Fund

(formerly known as JPMorgan Intrepid Mid Cap Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	24.4%
Financials	18.0
Information Technology	16.2
Health Care	11.5
Consumer Discretionary	10.3
Real Estate	7.2
Consumer Staples	5.8
Materials	4.1
Utilities	1.1
Short-Term Investments	1.4

(1)	On November 1, 2020, the Intrepid Mid Cap Fund was renamed, its investment strategy, investment process and portfolio management team were changed and its benchmark equity index was changed to the Russell 2500 Index from the Russell Midcap Index.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		34.15%	10.31%	10.24%
Without Sales Charge		41.59	11.51	10.83
CLASS C SHARES	March 22, 1999
With CDSC**		39.87	10.93	10.30
Without CDSC		40.87	10.93	10.30
CLASS I SHARES	June 1, 1991	41.95	11.79	11.11
CLASS R3 SHARES	September 9, 2016	41.57	11.50	10.83
CLASS R4 SHARES	September 9, 2016	41.87	11.78	11.10
CLASS R6 SHARES	November 2, 2015	42.29	12.06	11.26

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SMID Cap Equity Fund, the Russell Midcap Index and the Russell 2500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index and the Russell 2500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap

Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2020, the Fund changed its investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current strategies. Past performance is not necessarily an indication of how any class of the Fund will perform in the future. Also on November 1, 2020, the Fund’s Benchmark changed from Russell Midcap Index to Russell 2500 Index because the adviser believes that the Russell 2500 Index is a more appropriate comparison in light of the Fund’s new name and investment strategies.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	63.85%
Russell 2000 Index	62.03%

Net Assets as of 6/30/2021 (In Thousands)	$1,141,912

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the health care and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and industrials sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Seres Therapeutics Inc., Owens & Minor Inc. and SunPower Corp. Shares of Seres Therapeutics, a drug development company, rose as the company advanced toward commercialization of its treatment for Clostridium difficile infection. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its 2020 earnings forecast and after the company forecast earnings growth for 2022. Shares of SunPower, a manufacturer of solar energy equipment, rose after the company reported first quarter 2021 earnings and revenue largely in line with investor expectations and amid consolidation in the solar energy sector.

Leading individual detractors from relative performance included the Fund’s underweight position in GameStop Corp. and its overweight positions in Lakelands Industries Inc. and Tri Pointe Homes Inc. Shares of GameStop, a consumer electronics retail chain not held in the Fund, rebounded sharply in early 2021 when users of an Internet forum largely orchestrated a run-up in the stock price in response to large short positions in the stock. Shares of Lakeland Industries, a maker of safety garments and accessories, fell after the company reported lower sales for the first quarter of 2021 as mass vaccinations led to declining demand for personal protective equipment. Shares of Tri Pointe Homes, a home builder, fell after the company forecast lower selling prices and reported lower-than-expected revenue for the first quarter of 2021.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	NuVasive, Inc.	1.2%
2.	Herc Holdings, Inc.	1.2
3.	ManTech International Corp., Class A	1.2
4.	Tri Pointe Homes, Inc.	1.2
5.	Allscripts Healthcare Solutions, Inc.	1.0
6.	Cardiovascular Systems, Inc.	0.9
7.	MasTec, Inc.	0.9
8.	BellRing Brands, Inc., Class A	0.8
9.	SMART Global Holdings, Inc.	0.8
10.	Darling Ingredients, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	18.9%
Industrials	16.1
Financials	13.7
Information Technology	12.0
Consumer Discretionary	8.7
Real Estate	5.3
Materials	4.1
Consumer Staples	3.3
Communication Services	3.0
Energy	2.9
Utilities	1.7
Short-Term Investments	10.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge*		54.64%	12.74%	11.15%
Without Sales Charge		63.19	13.97	11.75
CLASS C SHARES	November 1, 2007
With CDSC**		61.34	13.39	11.30
Without CDSC		62.34	13.39	11.30
CLASS I SHARES	September 10, 2001	63.52	14.26	12.03
CLASS L SHARES	November 4, 1993	63.85	14.44	12.22
CLASS R2 SHARES	November 1, 2011	62.71	13.68	11.49
CLASS R3 SHARES	September 9, 2016	63.20	13.98	11.75
CLASS R4 SHARES	September 9, 2016	63.52	14.25	12.02
CLASS R5 SHARES	September 9, 2016	63.83	14.43	12.21
CLASS R6 SHARES	November 1, 2011	63.87	14.55	12.31

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and Class R3 shares prior to their inception dates are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from

June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.1%

Aerospace & Defense — 0.4%

Curtiss-Wright Corp.	20	2,375

Hexcel Corp. *	37	2,303

		4,678

Airlines — 0.4%

Allegiant Travel Co. *	10	1,940

Frontier Group Holdings, Inc. *	127	2,168

		4,108

Auto Components — 0.9%

Fox Factory Holding Corp. *	30	4,742

LCI Industries	17	2,268

Patrick Industries, Inc. (a)	43	3,171

		10,181

Automobiles — 0.3%

Winnebago Industries, Inc.	58	3,927

Banks — 9.5%

BancFirst Corp.	80	4,993

Camden National Corp.	170	8,101

City Holding Co. (a)	62	4,693

Columbia Banking System, Inc.	130	4,998

Community Trust Bancorp, Inc.	156	6,292

Cullen/Frost Bankers, Inc.	33	3,749

First Busey Corp.	305	7,521

First Commonwealth Financial Corp.	486	6,844

First Financial Bancorp	152	3,587

First Financial Bankshares, Inc. (a)	92	4,543

First Hawaiian, Inc.	136	3,860

First Merchants Corp.	161	6,726

Heritage Commerce Corp.	568	6,320

Independent Bank Corp.	281	6,090

Independent Bank Corp.	90	6,795

Lakeland Bancorp, Inc.	446	7,791

Pinnacle Financial Partners, Inc.	24	2,129

Simmons First National Corp., Class A	248	7,268

Trustmark Corp.	140	4,324

		106,624

Beverages — 0.3%

Primo Water Corp. (a)	229	3,829

Biotechnology — 6.8%

ACADIA Pharmaceuticals, Inc. *	87	2,131

ADC Therapeutics SA (Switzerland) * (a)	88	2,151

Alector, Inc. *	77	1,604

Allogene Therapeutics, Inc. * (a)	37	959

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Amicus Therapeutics, Inc. *	274	2,645

Arrowhead Pharmaceuticals, Inc. *	62	5,113

Atara Biotherapeutics, Inc. *	157	2,434

Avrobio, Inc. *	108	961

Biohaven Pharmaceutical Holding Co. Ltd. *	49	4,742

Blueprint Medicines Corp. *	42	3,738

Bridgebio Pharma, Inc. * (a)	53	3,212

Coherus Biosciences, Inc. * (a)	148	2,051

Fate Therapeutics, Inc. *	35	3,000

FibroGen, Inc. * (a)	60	1,588

G1 Therapeutics, Inc. * (a)	73	1,592

Generation Bio Co. * (a)	31	840

Halozyme Therapeutics, Inc. *	144	6,561

Heron Therapeutics, Inc. * (a)	169	2,629

Intercept Pharmaceuticals, Inc. * (a)	28	565

Kronos Bio, Inc. * (a)	55	1,321

Natera, Inc. *	53	6,057

Orchard Therapeutics plc, ADR (United Kingdom) * (a)	102	450

PMV Pharmaceuticals, Inc. * (a)	41	1,405

REGENXBIO, Inc. *	67	2,617

Relay Therapeutics, Inc. *	55	2,023

REVOLUTION Medicines, Inc. *	47	1,495

Rubius Therapeutics, Inc. * (a)	74	1,813

Sage Therapeutics, Inc. *	24	1,368

Sana Biotechnology, Inc. * (a)	49	967

Twist Bioscience Corp. * (a)	42	5,563

Verve Therapeutics, Inc. *	37	2,218

		75,813

Building Products — 3.1%

Advanced Drainage Systems, Inc.	48	5,569

AZEK Co., Inc. (The) * (a)	127	5,407

CSW Industrials, Inc.	46	5,423

Gibraltar Industries, Inc. *	53	4,039

Simpson Manufacturing Co., Inc.	58	6,375

Trex Co., Inc. *	22	2,270

UFP Industries, Inc.	88	6,540

		35,623

Capital Markets — 2.1%

Artisan Partners Asset Management, Inc., Class A (a)	85	4,320

Evercore, Inc., Class A	38	5,365

Focus Financial Partners, Inc., Class A *	76	3,667

LPL Financial Holdings, Inc.	53	7,132

Virtus Investment Partners, Inc.	14	3,851

		24,335

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Chemicals — 3.4%

Chase Corp.	30	3,089

Diversey Holdings Ltd. *	253	4,529

Hawkins, Inc.	182	5,955

HB Fuller Co.	85	5,407

Innospec, Inc.	61	5,502

Stepan Co.	43	5,232

Valvoline, Inc.	217	7,057

Zymergen, Inc. * (a)	56	2,239

		39,010

Commercial Services & Supplies — 2.1%

ACV Auctions, Inc., Class A *	33	847

Brady Corp., Class A	154	8,643

Cimpress plc (Ireland) * (a)	20	2,168

Deluxe Corp.	82	3,929

Kimball International, Inc., Class B	225	2,965

MSA Safety, Inc.	29	4,765

		23,317

Communications Equipment — 0.5%

Ciena Corp. *	46	2,627

Viavi Solutions, Inc. *	178	3,146

		5,773

Construction & Engineering — 0.7%

Comfort Systems USA, Inc.	101	7,937

Diversified Consumer Services — 0.6%

Bright Horizons Family Solutions, Inc. *	15	2,168

WW International, Inc. *	116	4,207

		6,375

Diversified Telecommunication Services — 1.0%

Bandwidth, Inc., Class A *	33	4,580

Iridium Communications, Inc. *	166	6,645

		11,225

Electric Utilities — 0.2%

Portland General Electric Co.	58	2,653

Electrical Equipment — 1.0%

Array Technologies, Inc. *	150	2,339

Bloom Energy Corp., Class A * (a)	106	2,850

Shoals Technologies Group, Inc., Class A *	73	2,597

Vertiv Holdings Co.	136	3,713

		11,499

Electronic Equipment, Instruments & Components — 3.3%

CTS Corp.	144	5,340

Fabrinet (Thailand) *	36	3,413

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

II-VI, Inc. * (a)	79	5,763

Insight Enterprises, Inc. *	67	6,695

Itron, Inc. *	68	6,756

Littelfuse, Inc.	20	4,997

Plexus Corp. *	43	3,974

		36,938

Equity Real Estate Investment Trusts (REITs) — 5.4%

American Campus Communities, Inc.	99	4,620

American Homes 4 Rent, Class A	182	7,074

Brixmor Property Group, Inc.	251	5,756

CubeSmart	53	2,476

Equity Commonwealth	152	3,986

Highwoods Properties, Inc.	82	3,726

JBG SMITH Properties	103	3,261

Rayonier, Inc.	149	5,352

Rexford Industrial Realty, Inc.	110	6,292

RLJ Lodging Trust (a)	254	3,870

Sunstone Hotel Investors, Inc. *	469	5,822

Terreno Realty Corp.	102	6,577

Washington	120	2,752

		61,564

Food & Staples Retailing — 0.8%

Grocery Outlet Holding Corp. * (a)	83	2,873

Performance Food Group Co. *	138	6,713

		9,586

Food Products — 1.5%

Flowers Foods, Inc.	187	4,529

Freshpet, Inc. *	36	5,847

J&J Snack Foods Corp. (a)	36	6,342

		16,718

Gas Utilities — 1.2%

Chesapeake Utilities Corp. (a)	34	4,057

ONE Gas, Inc.	67	4,954

Southwest Gas Holdings, Inc. (a)	62	4,095

		13,106

Health Care Equipment & Supplies — 3.0%

CONMED Corp.	28	3,826

Figs, Inc., Class A *	52	2,599

iRhythm Technologies, Inc. *	36	2,361

Nevro Corp. *	31	5,108

NuVasive, Inc. *	74	4,984

Outset Medical, Inc. * (a)	64	3,213

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — continued

Shockwave Medical, Inc. *	41	7,768

Utah Medical Products, Inc. (a)	52	4,386

		34,245

Health Care Providers & Services — 2.3%

Acadia Healthcare Co., Inc. *	63	3,964

Accolade, Inc. * (a)	52	2,826

Amedisys, Inc. *	17	4,267

Encompass Health Corp.	65	5,055

Ensign Group, Inc. (The) (a)	53	4,585

ModivCare, Inc. *	31	5,326

		26,023

Health Care Technology — 0.3%

Evolent Health, Inc., Class A *	137	2,890

Hotels, Restaurants & Leisure — 3.1%

Boyd Gaming Corp. *	99	6,083

Cracker Barrel Old Country Store, Inc. (a)	31	4,631

El Pollo Loco Holdings, Inc. * (a)	170	3,103

Everi Holdings, Inc. *	272	6,777

Planet Fitness, Inc., Class A *	51	3,828

Six Flags Entertainment Corp. *	40	1,732

Texas Roadhouse, Inc.	94	9,071

		35,225

Household Durables — 2.3%

Helen of Troy Ltd. * (a)	25	5,701

Hooker Furniture Corp.	114	3,963

La-Z-Boy, Inc.	82	3,048

M/I Homes, Inc. *	60	3,523

MDC Holdings, Inc.	65	3,282

Sonos, Inc. *	100	3,538

Tri Pointe Homes, Inc. *	133	2,843

		25,898

Industrial Conglomerates — 0.4%

Carlisle Cos., Inc.	22	4,219

Insurance — 1.8%

James River Group Holdings Ltd.	39	1,478

Lemonade, Inc. * (a)	10	1,100

Old Republic International Corp.	60	1,495

Safety Insurance Group, Inc.	70	5,480

Selective Insurance Group, Inc.	87	7,059

SiriusPoint Ltd. (Bermuda) *	170	1,712

Universal Insurance Holdings, Inc. (a)	129	1,794

		20,118

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 0.6%

Bumble, Inc., Class A * (a)	48	2,767

Eventbrite, Inc., Class A * (a)	126	2,397

MediaAlpha, Inc., Class A * (a)	51	2,150

		7,314

Internet & Direct Marketing Retail — 0.3%

RealReal, Inc. (The) * (a)	152	3,002

IT Services — 1.3%

DigitalOcean Holdings, Inc. *	50	2,787

Globant SA *	22	4,828

I3 Verticals, Inc., Class A * (a)	78	2,350

LiveRamp Holdings, Inc. *	48	2,271

Repay Holdings Corp. *	127	3,045

		15,281

Leisure Products — 0.9%

Hayward Holdings, Inc. * (a)	275	7,144

Johnson Outdoors, Inc., Class A (a)	24	2,861

		10,005

Life Sciences Tools & Services — 0.4%

Berkeley Lights, Inc. *	40	1,793

Personalis, Inc. *	89	2,240

Seer, Inc. * (a)	32	1,039

		5,072

Machinery — 6.1%

Alamo Group, Inc.	36	5,498

Altra Industrial Motion Corp.	40	2,601

Blue Bird Corp. *	106	2,637

Graco, Inc.	48	3,649

Hillenbrand, Inc.	150	6,612

ITT, Inc.	127	11,632

John Bean Technologies Corp.	41	5,818

Kadant, Inc.	34	5,999

Lincoln Electric Holdings, Inc.	40	5,250

Mueller Industries, Inc.	120	5,195

Rexnord Corp. (a)	94	4,682

Watts Water Technologies, Inc., Class A	56	8,174

Xometry, Inc., Class A *	16	1,393

		69,140

Media — 1.2%

Cardlytics, Inc. * (a)	29	3,631

Gray Television, Inc.	332	7,759

New York Times Co. (The), Class A	62	2,695

		14,085

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Metals & Mining — 0.6%

Alcoa Corp. *	94	3,452

Warrior Met Coal, Inc.	190	3,274

		6,726

Mortgage Real Estate Investment Trusts (REITs) — 0.6%

Ares Commercial Real Estate Corp.	250	3,673

Ladder Capital Corp.	312	3,602

		7,275

Multi-Utilities — 0.3%

Unitil Corp.	69	3,631

Oil, Gas & Consumable Fuels — 3.0%

CNX Resources Corp. *	292	3,990

Delek US Holdings, Inc.	117	2,520

EQT Corp. *	214	4,758

Equitrans Midstream Corp.	280	2,380

Matador Resources Co.	320	11,525

PDC Energy, Inc.	194	8,904

		34,077

Personal Products — 0.4%

Inter Parfums, Inc.	68	4,865

Pharmaceuticals — 0.7%

Arvinas, Inc. *	52	4,037

Revance Therapeutics, Inc. * (a)	131	3,879

		7,916

Professional Services — 0.9%

ASGN, Inc. * (a)	28	2,689

CBIZ, Inc. *	99	3,260

ManTech International Corp., Class A	46	4,011

		9,960

Road & Rail — 0.9%

Marten Transport Ltd.	229	3,784

Saia, Inc. *	33	6,957

		10,741

Semiconductors & Semiconductor Equipment — 3.6%

Cree, Inc. * (a)	46	4,531

Entegris, Inc.	34	4,148

MaxLinear, Inc. *	156	6,621

MKS Instruments, Inc.	35	6,162

Onto Innovation, Inc. *	57	4,175

Rambus, Inc. *	298	7,067

Semtech Corp. *	52	3,595

SolarEdge Technologies, Inc. * (a)	16	4,475

		40,774

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 5.0%

Anaplan, Inc. *	73	3,917

Blackline, Inc. *	43	4,773

CyberArk Software Ltd. *	20	2,623

Digital Turbine, Inc. *	43	3,307

Duck Creek Technologies, Inc. *	88	3,832

Elastic NV *	33	4,848

Envestnet, Inc. *	65	4,962

Everbridge, Inc. *	36	4,875

JFrog Ltd. (Israel) * (a)	69	3,135

Medallia, Inc. *	74	2,490

Q2 Holdings, Inc. *	35	3,560

Smartsheet, Inc., Class A *	66	4,746

Upland Software, Inc. * (a)	151	6,200

Vertex, Inc., Class A * (a)	109	2,384

Viant Technology, Inc., Class A *	41	1,213

		56,865

Specialty Retail — 3.0%

Floor & Decor Holdings, Inc., Class A *	36	3,845

Group 1 Automotive, Inc. (a)	33	5,096

Leslie’s, Inc. *	51	1,397

Lithia Motors, Inc., Class A	15	5,030

National Vision Holdings, Inc. *	125	6,378

Petco Health & Wellness Co., Inc. * (a)	114	2,565

Sleep Number Corp. *	32	3,494

Urban Outfitters, Inc. * (a)	140	5,783

		33,588

Textiles, Apparel & Luxury Goods — 1.7%

Kontoor Brands, Inc.	132	7,420

Movado Group, Inc.	8	252

Oxford Industries, Inc.	57	5,649

Steven Madden Ltd.	135	5,922

		19,243

Thrifts & Mortgage Finance — 2.6%

Flagstar Bancorp, Inc.	83	3,514

PennyMac Financial Services, Inc. (a)	95	5,863

Premier Financial Corp.	240	6,818

Radian Group, Inc.	279	6,208

WSFS Financial Corp.	145	6,777

		29,180

Trading Companies & Distributors — 2.9%

Applied Industrial Technologies, Inc. (a)	140	12,707

Beacon Roofing Supply, Inc. *	50	2,663

Global Industrial Co.	50	1,836

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Trading Companies & Distributors — continued

GMS, Inc. *	102	4,918

McGrath RentCorp	60	4,913

Rush Enterprises, Inc., Class A	72	3,097

SiteOne Landscape Supply, Inc. *	19	3,211

		33,345

Water Utilities — 0.4%

American States Water Co.	39	3,076

Middlesex Water Co.	14	1,172

		4,248

Total Common Stocks (Cost $815,613)		1,089,770

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (France) * ‡ (Cost $— )	51	—	(c)

	SHARES (000)
Short-Term Investments — 8.7%

Investment Companies — 3.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (e) (Cost $36,634)	36,619	36,638

Investment of Cash Collateral from Securities Loaned — 5.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	55,003	55,003

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	7,059	7,059

Total Investment of Cash Collateral from Securities Loaned (Cost $62,066)		62,062

Total Short-Term Investments (Cost $98,700)		98,700

Total Investments — 104.8% (Cost $914,313)		1,188,470
Liabilities in Excess of Other Assets — (4.8)%		(54,966)

NET ASSETS — 100.0%		1,133,504

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $60,304.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%

Airlines — 0.6%

Alaska Air Group, Inc. *	901	54,330

Auto Components — 1.3%

LCI Industries	831	109,259

Automobiles — 0.8%

Thor Industries, Inc.	584	65,969

Banks — 9.4%

BankUnited, Inc.	2,104	89,827

Commerce Bancshares, Inc. (a)	968	72,179

Cullen/Frost Bankers, Inc. (a)	639	71,618

First Financial Bancorp (a)	2,762	65,256

First Hawaiian, Inc. (a)	3,173	89,925

First Horizon Corp.	6,776	117,082

Signature Bank	347	85,272

Western Alliance Bancorp	1,232	114,385

Wintrust Financial Corp.	1,258	95,125

		800,669

Beverages — 1.1%

Primo Water Corp.	5,440	91,012

Capital Markets — 5.5%

AssetMark Financial Holdings, Inc. *	1,465	36,723

Focus Financial Partners, Inc., Class A *	1,911	92,672

Lazard Ltd., Class A	2,205	99,790

Moelis & Co., Class A	1,528	86,925

Morningstar, Inc.	371	95,515

StepStone Group, Inc., Class A	1,735	59,676

		471,301

Chemicals — 3.3%

Diversey Holdings Ltd. *	1,088	19,477

GCP Applied Technologies, Inc. *	2,321	53,984

PQ Group Holdings, Inc.	2,927	44,953

Quaker Chemical Corp. (a)	426	100,943

Valvoline, Inc.	1,947	63,214

		282,571

Commercial Services & Supplies — 7.3%

Brady Corp., Class A	1,494	83,709

Casella Waste Systems, Inc., Class A *	1,460	92,633

Driven Brands Holdings, Inc. *	2,175	67,251

IAA, Inc. * (a)	2,013	109,765

MSA Safety, Inc.	802	132,745

Ritchie Bros Auctioneers, Inc. (Canada)	21	1,237

Stericycle, Inc. *	1,176	84,127

UniFirst Corp.	231	54,195

		625,662

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.9%

WillScot Mobile Mini Holdings Corp. *	5,697	158,765

Containers & Packaging — 2.5%

AptarGroup, Inc.	1,192	167,873

Pactiv Evergreen, Inc. (a)	2,981	44,930

		212,803

Diversified Consumer Services — 1.1%

Bright Horizons Family Solutions, Inc. *	651	95,798

Electric Utilities — 0.9%

Portland General Electric Co.	1,751	80,675

Electronic Equipment, Instruments & Components — 2.6%

Badger Meter, Inc.	610	59,869

nLight, Inc. * (a)	2,106	76,404

Novanta, Inc. *	631	84,976

		221,249

Equity Real Estate Investment Trusts (REITs) — 6.6%

American Campus Communities, Inc.	1,543	72,111

CubeSmart	2,581	119,547

EastGroup Properties, Inc.	844	138,855

National Retail Properties, Inc. (a)	2,200	103,134

Outfront Media, Inc. *	3,628	87,179

Ryman Hospitality Properties, Inc. * (a)	574	45,337

		566,163

Food & Staples Retailing — 4.5%

BJ’s Wholesale Club Holdings, Inc. * (a)	2,856	135,871

Casey’s General Stores, Inc.	429	83,537

Performance Food Group Co. *	3,399	164,795

		384,203

Food Products — 0.3%

Utz Brands, Inc. (a)	1,156	25,193

Health Care Equipment & Supplies — 3.0%

Envista Holdings Corp. *	1,927	83,275

ICU Medical, Inc. *	538	110,732

Ortho Clinical Diagnostics Holdings plc *	2,981	63,817

		257,824

Health Care Providers & Services — 7.2%

Agiliti, Inc. * (a)	2,993	65,466

Chemed Corp.	195	92,306

Covetrus, Inc. *	2,981	80,492

Encompass Health Corp.	1,739	135,723

HealthEquity, Inc. *	1,210	97,352

Premier, Inc., Class A (a)	1,738	60,456

Progyny, Inc. * (a)	1,465	86,461

		618,256

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 0.8%

Certara, Inc. * (a)	1,794	50,822

Doximity, Inc., Class A *	266	15,471

		66,293

Hotels, Restaurants & Leisure — 2.4%

Monarch Casino & Resort, Inc. *	509	33,713

Planet Fitness, Inc., Class A *	1,126	84,748

Wendy’s Co. (The)	3,754	87,908

		206,369

Insurance — 3.0%

Kinsale Capital Group, Inc.	697	114,802

RLI Corp. (a)	1,018	106,502

Selectquote, Inc. *	2,000	38,514

		259,818

IT Services — 1.4%

WEX, Inc. * (a)	611	118,484

Leisure Products — 3.5%

Acushnet Holdings Corp.	1,600	79,057

Brunswick Corp.	1,316	131,110

Hayward Holdings, Inc. * (a)	3,349	87,142

		297,309

Life Sciences Tools & Services — 1.5%

Syneos Health, Inc. *	1,468	131,408

Machinery — 9.1%

Altra Industrial Motion Corp.	1,349	87,724

Douglas Dynamics, Inc. (a)	996	40,522

Gates Industrial Corp. plc *	3,042	54,974

Lincoln Electric Holdings, Inc.	1,032	135,989

RBC Bearings, Inc. *	653	130,163

Toro Co. (The)	1,328	145,933

Welbilt, Inc. *	2,292	53,067

Woodward, Inc. (a)	822	100,975

Xometry, Inc., Class A *	298	26,075

		775,422

Multi-Utilities — 1.0%

NorthWestern Corp.	1,490	89,737

Professional Services — 0.3%

First Advantage Corp. *	1,407	28,023

Real Estate Management & Development — 0.8%

Cushman & Wakefield plc * (a)	4,129	72,134

Road & Rail — 2.0%

Knight-Swift Transportation Holdings, Inc. (a)	2,071	94,133

Landstar System, Inc.	491	77,652

		171,785

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 3.3%

Allegro MicroSystems, Inc. (Japan) *	2,231	61,803

CMC Materials, Inc.	636	95,847

Power Integrations, Inc. (a)	1,493	122,522

		280,172

Software — 5.6%

Aspen Technology, Inc. * (a)	658	90,518

Duck Creek Technologies, Inc. *	853	37,123

Envestnet, Inc. * (a)	1,130	85,732

Guidewire Software, Inc. * (a)	720	81,145

Medallia, Inc. *	1,177	39,712

nCino, Inc. * (a)	552	33,084

Q2 Holdings, Inc. *	1,135	116,459

		483,773

Specialty Retail — 1.2%

Leslie’s, Inc. * (a)	1,877	51,598

National Vision Holdings, Inc. * (a)	943	48,193

		99,791

Textiles, Apparel & Luxury Goods — 0.9%

Carter’s, Inc. (a)	751	77,479

Trading Companies & Distributors — 1.0%

Applied Industrial Technologies, Inc.	960	87,399

Total Common Stocks (Cost $5,192,296)		8,367,098

Short-Term Investments — 3.7%

Investment Companies — 2.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $205,976)	205,911	206,013

Investment of Cash Collateral from Securities Loaned — 1.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	102,028	102,028

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	11,448	11,448

Total Investment of Cash Collateral from Securities Loaned (Cost $113,481)		113,476

Total Short-Term Investments (Cost $319,457)		319,489

Total Investments — 101.4% (Cost $5,511,753)		8,686,587
Liabilities in Excess of Other Assets — (1.4)%		(119,456)

NET ASSETS — 100.0%		8,567,131

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $110,670.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%

Aerospace & Defense — 0.5%

Hexcel Corp. *	538	33,562

Airlines — 0.5%

Frontier Group Holdings, Inc. * (a)	2,089	35,594

Auto Components — 1.0%

Fox Factory Holding Corp. *	457	71,142

Automobiles — 0.9%

Winnebago Industries, Inc. (a)	867	58,908

Banks — 1.5%

First Financial Bankshares, Inc.	1,387	68,157

Pinnacle Financial Partners, Inc.	361	31,909

		100,066

Biotechnology — 16.7%

ACADIA Pharmaceuticals, Inc. *	1,302	31,759

ADC Therapeutics SA (Switzerland) * (a)	1,324	32,242

Alector, Inc. *	1,153	24,014

Allogene Therapeutics, Inc. * (a)	549	14,331

Amicus Therapeutics, Inc. *	4,114	39,659

Arrowhead Pharmaceuticals, Inc. *	926	76,729

Atara Biotherapeutics, Inc. *	2,346	36,480

Avrobio, Inc. *	1,635	14,532

Biohaven Pharmaceutical Holding Co. Ltd. *	733	71,156

Blueprint Medicines Corp. * (a)	637	56,069

Bridgebio Pharma, Inc. * (a)	790	48,181

Coherus Biosciences, Inc. * (a)	2,223	30,740

Fate Therapeutics, Inc. *	518	44,980

FibroGen, Inc. * (a)	893	23,784

G1 Therapeutics, Inc. * (a)	1,086	23,830

Generation Bio Co. * (a)	466	12,534

Halozyme Therapeutics, Inc. *	2,168	98,470

Heron Therapeutics, Inc. * (a)	2,540	39,416

Intercept Pharmaceuticals, Inc. * (a)	421	8,407

Kronos Bio, Inc. * (a)	825	19,765

Natera, Inc. *	795	90,252

Orchard Therapeutics plc, ADR (United Kingdom) * (a)	1,522	6,681

PMV Pharmaceuticals, Inc. * (a)	616	21,029

REGENXBIO, Inc. *	1,010	39,238

Relay Therapeutics, Inc. * (a)	828	30,304

REVOLUTION Medicines, Inc. * (a)	705	22,379

Rubius Therapeutics, Inc. * (a)	1,113	27,164

Sage Therapeutics, Inc. *	360	20,471

Sana Biotechnology, Inc. * (a)	735	14,444

Twist Bioscience Corp. * (a)	627	83,482

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Verve Therapeutics, Inc. *	551	33,190

		1,135,712

Building Products — 3.9%

Advanced Drainage Systems, Inc.	712	82,984

AZEK Co., Inc. (The) *	1,911	81,148

Simpson Manufacturing Co., Inc.	596	65,823

Trex Co., Inc. * (a)	333	34,018

		263,973

Capital Markets — 2.0%

Evercore, Inc., Class A	572	80,514

Focus Financial Partners, Inc., Class A *	1,164	56,459

		136,973

Chemicals — 0.5%

Zymergen, Inc. * (a)	839	33,565

Commercial Services & Supplies — 1.2%

ACV Auctions, Inc., Class A *	544	13,938

MSA Safety, Inc. (a)	432	71,494

		85,432

Communications Equipment — 0.6%

Ciena Corp. *	692	39,388

Diversified Consumer Services — 0.5%

Bright Horizons Family Solutions, Inc. *	221	32,489

Diversified Telecommunication Services — 1.0%

Bandwidth, Inc., Class A * (a)	498	68,711

Electrical Equipment — 2.5%

Array Technologies, Inc. *	2,303	35,921

Bloom Energy Corp., Class A * (a)	1,590	42,724

Shoals Technologies Group, Inc., Class A *	1,096	38,921

Vertiv Holdings Co.	2,040	55,695

		173,261

Electronic Equipment, Instruments & Components — 3.8%

II-VI, Inc. * (a)	1,191	86,481

Itron, Inc. * (a)	1,014	101,416

Littelfuse, Inc.	294	74,983

		262,880

Equity Real Estate Investment Trusts (REITs) — 1.1%

CubeSmart	801	37,123

Terreno Realty Corp.	595	38,401

		75,524

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — 2.1%

Grocery Outlet Holding Corp. * (a)	1,243	43,077

Performance Food Group Co. *	2,078	100,764

		143,841

Food Products — 1.3%

Freshpet, Inc. * (a)	543	88,538

Health Care Equipment & Supplies — 6.5%

CONMED Corp. (a)	418	57,399

Figs, Inc., Class A * (a)	777	38,947

iRhythm Technologies, Inc. *	533	35,376

Nevro Corp. * (a)	462	76,657

NuVasive, Inc. *	1,103	74,795

Outset Medical, Inc. * (a)	964	48,188

Shockwave Medical, Inc. * (a)	615	116,613

		447,975

Health Care Providers & Services — 2.4%

Acadia Healthcare Co., Inc. * (a)	948	59,466

Accolade, Inc. * (a)	780	42,376

Amedisys, Inc. *	261	64,014

		165,856

Health Care Technology — 0.6%

Evolent Health, Inc., Class A *	2,051	43,325

Hotels, Restaurants & Leisure — 3.9%

Boyd Gaming Corp. *	1,485	91,299

Planet Fitness, Inc., Class A * (a)	763	57,433

Six Flags Entertainment Corp. *	599	25,934

Texas Roadhouse, Inc. (a)	929	89,342

		264,008

Household Durables — 2.6%

Helen of Troy Ltd. * (a)	375	85,575

Sonos, Inc. *	1,506	53,063

Tri Pointe Homes, Inc. *	1,989	42,626

		181,264

Industrial Conglomerates — 0.9%

Carlisle Cos., Inc.	331	63,295

Insurance — 0.2%

Lemonade, Inc. * (a)	150	16,435

Interactive Media & Services — 1.6%

Bumble, Inc., Class A * (a)	716	41,233

Eventbrite, Inc., Class A * (a)	1,891	35,924

MediaAlpha, Inc., Class A * (a)	765	32,223

		109,380

INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — 0.7%

RealReal, Inc. (The) * (a)	2,278	45,014

IT Services — 3.3%

DigitalOcean Holdings, Inc. * (a)	752	41,778

Globant SA *	330	72,437

I3 Verticals, Inc., Class A * (a)	1,166	35,227

LiveRamp Holdings, Inc. *	726	34,021

Repay Holdings Corp. *	1,900	45,668

		229,131

Life Sciences Tools & Services — 1.1%

Berkeley Lights, Inc. * (a)	600	26,869

Personalis, Inc. *	1,327	33,573

Seer, Inc. * (a)	474	15,526

		75,968

Machinery — 3.7%

Graco, Inc.	723	54,733

ITT, Inc.	984	90,091

John Bean Technologies Corp.	612	87,315

Xometry, Inc., Class A *	239	20,927

		253,066

Media — 1.4%

Cardlytics, Inc. * (a)	429	54,461

New York Times Co. (The), Class A	928	40,406

		94,867

Pharmaceuticals — 1.7%

Arvinas, Inc. * (a)	787	60,566

Revance Therapeutics, Inc. * (a)	1,910	56,605

		117,171

Professional Services — 0.9%

ManTech International Corp., Class A	696	60,191

Road & Rail — 1.5%

Saia, Inc. *	499	104,432

Semiconductors & Semiconductor Equipment — 5.0%

Cree, Inc. * (a)	694	67,977

Entegris, Inc.	506	62,220

MKS Instruments, Inc. (a)	520	92,478

Semtech Corp. *	784	53,927

SolarEdge Technologies, Inc. *	243	67,142

		343,744

Software — 11.2%

Anaplan, Inc. *	1,102	58,762

Blackline, Inc. *	644	71,616

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

CyberArk Software Ltd. *	302	39,330

Digital Turbine, Inc. *	652	49,592

Duck Creek Technologies, Inc. * (a)	1,321	57,475

Elastic NV *	499	72,741

Envestnet, Inc. *	982	74,459

Everbridge, Inc. * (a)	537	73,142

JFrog Ltd. (Israel) * (a)	1,033	47,035

Medallia, Inc. *	1,106	37,318

Q2 Holdings, Inc. *	521	53,397

Smartsheet, Inc., Class A *	985	71,208

Vertex, Inc., Class A * (a)	1,670	36,642

Viant Technology, Inc., Class A * (a)	609	18,140

		760,857

Specialty Retail — 4.2%

Floor & Decor Holdings, Inc., Class A *	546	57,676

Leslie’s, Inc. * (a)	760	20,896

Lithia Motors, Inc., Class A (a)	222	76,162

National Vision Holdings, Inc. * (a)	1,889	96,565

Petco Health & Wellness Co., Inc. * (a)	1,716	38,456

		289,755

Trading Companies & Distributors — 2.7%

Applied Industrial Technologies, Inc.	972	88,518

Rush Enterprises, Inc., Class A	1,074	46,450

SiteOne Landscape Supply, Inc. *	283	47,842

		182,810

Total Common Stocks (Cost $4,536,797)		6,688,103

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (France) * ‡ (Cost $— )	927	—	(c)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 10.2%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (e) (Cost $176,567)	176,498	176,586

Investment of Cash Collateral from Securities Loaned — 7.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	467,313	467,313

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	54,843	54,843

Total Investment of Cash Collateral from Securities Loaned (Cost $522,195)		522,156

Total Short-Term Investments (Cost $698,762)		698,742

Total Investments — 107.9% (Cost $5,235,559)		7,386,845
Liabilities in Excess of Other Assets — (7.9)%		(543,660)

NET ASSETS — 100.0%		6,843,185

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $505,147.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Aerospace & Defense — 0.5%

AAR Corp. *	23	883

Astronics Corp. *	22	380

Ducommun, Inc. * (a)	6	331

Moog, Inc., Class A	2	192

Triumph Group, Inc. *	8	165

Vectrus, Inc. *	1	58

		2,009

Air Freight & Logistics — 0.6%

Echo Global Logistics, Inc. *	14	426

Forward Air Corp.	3	310

Hub Group, Inc., Class A *	23	1,485

		2,221

Airlines — 0.4%

Alaska Air Group, Inc. *	9	557

Allegiant Travel Co. *	5	875

		1,432

Auto Components — 1.2%

American Axle & Manufacturing Holdings, Inc. *	64	660

Dana, Inc.	75	1,783

Goodyear Tire & Rubber Co. (The) *	49	833

Lear Corp.	3	578

Patrick Industries, Inc.	8	586

		4,440

Banks — 7.2%

Amalgamated Financial Corp.	183	2,860

Ameris Bancorp	8	385

Associated Banc-Corp.	12	241

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	33	1,157

Bar Harbor Bankshares	5	144

Business First Bancshares, Inc.	7	155

Capital Bancorp, Inc. *	2	50

Capstar Financial Holdings, Inc.	6	114

Cathay General Bancorp	6	219

Community Trust Bancorp, Inc.	1	51

ConnectOne Bancorp, Inc.	54	1,422

Customers Bancorp, Inc. *	26	1,000

Enterprise Financial Services Corp.	1	59

Financial Institutions, Inc.	13	384

First BanCorp (Puerto Rico)	125	1,486

First Bank	3	42

First Choice Bancorp	1	39

First Community Bankshares, Inc.	2	68

First Horizon Corp.	90	1,556

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

First Internet Bancorp	4	126

FNB Corp.	52	643

Great Southern Bancorp, Inc.	5	247

Hancock Whitney Corp.	17	747

Hanmi Financial Corp.	24	449

HBT Financial, Inc.	8	144

Hilltop Holdings, Inc.	20	717

Investors Bancorp, Inc.	152	2,161

Metropolitan Bank Holding Corp. * (a)	3	153

Mid Penn Bancorp, Inc.	2	55

OceanFirst Financial Corp.	58	1,204

PacWest Bancorp	17	704

Peapack-Gladstone Financial Corp. (a)	5	166

RBB Bancorp	3	82

Sierra Bancorp	2	49

Signature Bank	8	1,864

SmartFinancial, Inc.	7	178

Sterling Bancorp	18	441

Synovus Financial Corp.	16	712

Umpqua Holdings Corp.	55	1,015

United Community Banks, Inc.	12	398

Western Alliance Bancorp	7	641

Wintrust Financial Corp.	6	425

Zions Bancorp NA	30	1,577

		26,330

Beverages — 0.1%

Coca-Cola Consolidated, Inc.	1	273

Biotechnology — 9.3%

Akebia Therapeutics, Inc. *	243	922

Alector, Inc. *	19	399

Allogene Therapeutics, Inc. * (a)	18	479

Amicus Therapeutics, Inc. *	102	979

AnaptysBio, Inc. *	49	1,277

Arena Pharmaceuticals, Inc. *	54	3,677

Arrowhead Pharmaceuticals, Inc. *	20	1,672

Atara Biotherapeutics, Inc. *	3	53

Blueprint Medicines Corp. *	8	720

Bolt Biotherapeutics, Inc. *	12	182

Bridgebio Pharma, Inc. * (a)	10	592

CareDx, Inc. *	6	521

Catalyst Pharmaceuticals, Inc. *	80	462

Chinook Therapeutics, Inc. * (a)	25	348

Coherus Biosciences, Inc. * (a)	25	343

Decibel Therapeutics, Inc. * (a)	44	375

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Dicerna Pharmaceuticals, Inc. *	29	1,070

Fate Therapeutics, Inc. *	19	1,678

Frequency Therapeutics, Inc. * (a)	78	778

Gritstone bio, Inc. * (a)	5	48

Invitae Corp. *	20	678

Jounce Therapeutics, Inc. * (a)	15	105

Kronos Bio, Inc. * (a)	27	638

Kura Oncology, Inc. * (a)	2	48

Kymera Therapeutics, Inc. * (a)	23	1,120

MeiraGTx Holdings plc * (a)	13	203

Molecular Templates, Inc. * (a)	50	387

Mustang Bio, Inc. *	127	422

Myriad Genetics, Inc. *	46	1,407

Natera, Inc. *	9	1,037

Novavax, Inc. * (a)	4	925

PTC Therapeutics, Inc. * (a)	14	609

Radius Health, Inc. *	2	35

REVOLUTION Medicines, Inc. *	28	893

Sage Therapeutics, Inc. *	8	465

Sarepta Therapeutics, Inc. *	20	1,538

Spruce Biosciences, Inc. * (a)	25	285

Sutro Biopharma, Inc. *	5	85

TCR2 Therapeutics, Inc. *	9	152

Translate Bio, Inc. * (a)	37	1,010

Travere Therapeutics, Inc. *	52	756

Turning Point Therapeutics, Inc. *	10	780

Vericel Corp. *	13	666

Vir Biotechnology, Inc. * (a)	25	1,184

Xencor, Inc. *	64	2,190

Y-mAbs Therapeutics, Inc. * (a)	1	49

		34,242

Building Products — 1.6%

Advanced Drainage Systems, Inc.	4	431

Apogee Enterprises, Inc. (a)	14	587

Builders FirstSource, Inc. * (a)	51	2,184

Cornerstone Building Brands, Inc. *	29	532

Gibraltar Industries, Inc. *	4	281

Masonite International Corp. *	3	320

Quanex Building Products Corp.	18	445

Resideo Technologies, Inc. *	9	275

UFP Industries, Inc.	12	872

		5,927

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 2.0%

Artisan Partners Asset Management, Inc., Class A	3	156

Blucora, Inc. *	31	537

Brightsphere Investment Group, Inc.	29	684

Cohen & Steers, Inc.	2	203

Cowen, Inc., Class A (a)	21	857

Donnelley Financial Solutions, Inc. *	27	889

Federated Hermes, Inc.	28	946

Focus Financial Partners, Inc., Class A *	22	1,065

Piper Sandler Cos.	3	437

Stifel Financial Corp. (a)	13	861

Virtus Investment Partners, Inc.	3	780

		7,415

Chemicals — 2.1%

Avient Corp.	27	1,317

HB Fuller Co.	17	1,051

Ingevity Corp. *	11	928

Koppers Holdings, Inc. *	13	426

Minerals Technologies, Inc.	8	644

Orion Engineered Carbons SA (Germany) *	20	382

PQ Group Holdings, Inc.	12	180

Trinseo SA	10	581

Tronox Holdings plc, Class A	63	1,409

Zymergen, Inc. *	20	816

		7,734

Commercial Services & Supplies — 1.8%

ABM Industries, Inc.	45	2,008

ACCO Brands Corp.	47	409

Brink’s Co. (The) (a)	7	507

Herman Miller, Inc.	17	808

HNI Corp.	11	465

KAR Auction Services, Inc. * (a)	11	196

Knoll, Inc.	42	1,079

SP Plus Corp. *	17	523

Steelcase, Inc., Class A	41	617

Team, Inc. *	9	62

		6,674

Communications Equipment — 0.3%

Extreme Networks, Inc. *	101	1,125

Construction & Engineering — 2.4%

Argan, Inc.	38	1,836

Comfort Systems USA, Inc.	17	1,344

EMCOR Group, Inc.	11	1,332

Great Lakes Dredge & Dock Corp. * (a)	54	790

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Construction & Engineering — continued

MasTec, Inc. * (a)	20	2,113

Primoris Services Corp.	25	735

Sterling Construction Co., Inc. *	14	335

Tutor Perini Corp. *	23	314

		8,799

Construction Materials — 0.1%

Forterra, Inc. *	3	76

US Concrete, Inc. *	4	330

		406

Consumer Finance — 1.5%

Enova International, Inc. *	8	280

EZCORP, Inc., Class A *	50	303

Green Dot Corp., Class A * (a)	15	689

Navient Corp.	109	2,114

Nelnet, Inc., Class A	9	650

Oportun Financial Corp. *	13	254

PROG Holdings, Inc.	24	1,149

		5,439

Containers & Packaging — 0.2%

Greif, Inc., Class A (a)	9	515

Myers Industries, Inc.	8	159

Pactiv Evergreen, Inc.	5	78

		752

Diversified Consumer Services — 0.4%

Coursera, Inc. * (a)	26	1,017

WW International, Inc. *	12	423

		1,440

Diversified Telecommunication Services — 1.3%

IDT Corp., Class B *	86	3,196

Liberty Latin America Ltd., Class A (Chile) *	38	521

Liberty Latin America Ltd., Class C (Chile) *	34	482

Ooma, Inc. *	21	401

		4,600

Electric Utilities — 0.7%

ALLETE, Inc.	9	636

IDACORP, Inc.	4	377

Portland General Electric Co.	16	730

Spark Energy, Inc., Class A (a)	59	672

		2,415

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 1.6%

Atkore, Inc. *	31	2,206

AZZ, Inc.	13	695

Bloom Energy Corp., Class A * (a)	35	931

FuelCell Energy, Inc. *	5	44

Powell Industries, Inc.	4	111

Sunrun, Inc. * (a)	35	1,925

		5,912

Electronic Equipment, Instruments & Components — 2.1%

Advanced Energy Industries, Inc.	10	1,088

Benchmark Electronics, Inc. (a)	54	1,537

Fabrinet (Thailand) *	12	1,168

Itron, Inc. *	3	302

Kimball Electronics, Inc. *	4	96

Sanmina Corp. *	42	1,647

ScanSource, Inc. *	12	325

Vishay Intertechnology, Inc.	44	999

Vishay Precision Group, Inc. *	20	687

		7,849

Energy Equipment & Services — 0.8%

ChampionX Corp. *	36	917

National Energy Services Reunited Corp. *	15	219

NexTier Oilfield Solutions, Inc. *	96	455

Oil States International, Inc. * (a)	29	224

Patterson-UTI Energy, Inc.	24	240

ProPetro Holding Corp. *	11	99

Select Energy Services, Inc., Class A *	81	487

Solaris Oilfield Infrastructure, Inc., Class A	35	337

		2,978

Entertainment — 1.1%

AMC Entertainment Holdings, Inc., Class A * (a)	21	1,187

Cinemark Holdings, Inc. *	40	880

IMAX Corp. *	20	424

Lions Gate Entertainment Corp., Class A *	72	1,486

		3,977

Equity Real Estate Investment Trusts (REITs) — 5.1%

Agree Realty Corp.	2	137

Alexander & Baldwin, Inc.	19	346

American Assets Trust, Inc.	4	162

American Finance Trust, Inc.	12	98

Armada Hoffler Properties, Inc.	33	443

Broadstone Net Lease, Inc.	22	506

CareTrust REIT, Inc.	4	98

CatchMark Timber Trust, Inc., Class A	16	184

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Centerspace	3	272

Chatham Lodging Trust *	4	56

City Office REIT, Inc.	50	627

Columbia Property Trust, Inc.	5	79

Community Healthcare Trust, Inc.	3	124

Cousins Properties, Inc.	13	469

DiamondRock Hospitality Co. *	32	309

DigitalBridge Group, Inc. * (a)	96	759

Essential Properties Realty Trust, Inc.	12	331

First Industrial Realty Trust, Inc.	13	683

Four Corners Property Trust, Inc.	19	537

Getty Realty Corp.	2	77

Gladstone Commercial Corp.	19	437

Global Medical REIT, Inc. (a)	3	44

Global Net Lease, Inc.	35	643

Healthcare Realty Trust, Inc.	9	277

Highwoods Properties, Inc.	2	84

Innovative Industrial Properties, Inc. (a)	1	245

Kite Realty Group Trust	25	546

National Storage Affiliates Trust	15	780

New Senior Investment Group, Inc.	63	549

Physicians Realty Trust	14	258

Piedmont Office Realty Trust, Inc., Class A	13	236

Plymouth Industrial REIT, Inc.	23	461

PotlatchDeltic Corp.	24	1,287

QTS Realty Trust, Inc., Class A (a)	8	607

Retail Opportunity Investments Corp.	25	436

Retail Properties of America, Inc., Class A	53	602

Retail Value, Inc.	8	180

Ryman Hospitality Properties, Inc. *	2	119

Sabra Health Care REIT, Inc.	28	505

Service Properties Trust	8	95

SITE Centers Corp.	18	274

STAG Industrial, Inc.	38	1,405

Summit Hotel Properties, Inc. *	9	80

Sunstone Hotel Investors, Inc. *	69	856

UMH Properties, Inc.	4	80

Urban Edge Properties	12	231

Xenia Hotels & Resorts, Inc. *	48	890

		18,504

Food & Staples Retailing — 0.8%

Andersons, Inc. (The)	2	62

BJ’s Wholesale Club Holdings, Inc. *	11	539

Performance Food Group Co. *	23	1,099

Rite Aid Corp. * (a)	70	1,142

		2,842

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 1.2%

Bunge Ltd.	4	311

Darling Ingredients, Inc. *	40	2,712

Sanderson Farms, Inc.	6	1,083

Seneca Foods Corp., Class A *	4	223

		4,329

Gas Utilities — 0.6%

Chesapeake Utilities Corp.	4	488

New Jersey Resources Corp.	8	323

Northwest Natural Holding Co.	5	241

Southwest Gas Holdings, Inc.	9	578

Spire, Inc.	7	493

		2,123

Health Care Equipment & Supplies — 3.0%

Alphatec Holdings, Inc. *	26	392

Apyx Medical Corp. *	20	203

Cardiovascular Systems, Inc. * (a)	23	964

Cutera, Inc. * (a)	34	1,648

Heska Corp. * (a)	5	1,209

Inogen, Inc. *	16	1,057

Intersect ENT, Inc. *	8	142

Lantheus Holdings, Inc. *	8	232

Natus Medical, Inc. *	15	386

NuVasive, Inc. *	26	1,774

Ortho Clinical Diagnostics Holdings plc *	34	734

Orthofix Medical, Inc. *	31	1,234

Outset Medical, Inc. *	6	322

SI-BONE, Inc. *	24	753

		11,050

Health Care Providers & Services — 4.5%

AdaptHealth Corp. * (a)	99	2,704

AMN Healthcare Services, Inc. *	12	1,194

Apollo Medical Holdings, Inc. * (a)	15	928

Cross Country Healthcare, Inc. *	20	333

Hanger, Inc. *	18	451

LHC Group, Inc. *	2	378

MEDNAX, Inc. *	8	231

ModivCare, Inc. *	8	1,353

National HealthCare Corp. (a)	6	424

Option Care Health, Inc. *	10	223

Owens & Minor, Inc.	23	979

Select Medical Holdings Corp.	46	1,963

Surgery Partners, Inc. * (a)	25	1,635

Tenet Healthcare Corp. * (a)	55	3,671

Tivity Health, Inc. * (a)	5	128

		16,595

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 1.2%

Allscripts Healthcare Solutions, Inc. *	53	987

Inovalon Holdings, Inc., Class A *	6	190

Inspire Medical Systems, Inc. *	3	608

NextGen Healthcare, Inc. *	44	734

Omnicell, Inc. *	3	385

Schrodinger, Inc. *	20	1,540

		4,444

Hotels, Restaurants & Leisure — 1.6%

Bloomin’ Brands, Inc. *	40	1,089

Boyd Gaming Corp. *	6	364

Brinker International, Inc. *	17	1,026

Dine Brands Global, Inc. * (a)	8	683

Marriott Vacations Worldwide Corp. *	8	1,208

Penn National Gaming, Inc. *	7	543

RCI Hospitality Holdings, Inc. (a)	3	188

Scientific Games Corp. *	9	686

		5,787

Household Durables — 1.4%

Helen of Troy Ltd. *	2	526

Hooker Furniture Corp.	14	501

Lifetime Brands, Inc.	37	561

Purple Innovation, Inc. *	12	317

Sonos, Inc. *	26	915

Tupperware Brands Corp. *	10	246

Universal Electronics, Inc. *	12	582

Vizio Holding Corp., Class A * (a)	50	1,346

		4,994

Household Products — 0.3%

Central Garden & Pet Co., Class A *	23	1,097

Independent Power and Renewable Electricity Producers — 0.6%

Clearway Energy, Inc.	32	795

Clearway Energy, Inc., Class C	28	745

Sunnova Energy International, Inc. *	19	705

Vistra Corp.	7	124

		2,369

Insurance — 1.0%

American Equity Investment Life Holding Co.	22	698

Argo Group International Holdings Ltd.	11	584

BRP Group, Inc., Class A *	5	120

CNO Financial Group, Inc.	21	496

eHealth, Inc. *	9	537

Heritage Insurance Holdings, Inc.	3	26

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

Horace Mann Educators Corp.	2	62

James River Group Holdings Ltd.	3	115

Selective Insurance Group, Inc.	2	169

Stewart Information Services Corp.	14	812

		3,619

Interactive Media & Services — 0.8%

Cars.com, Inc. *	32	454

Liberty TripAdvisor Holdings, Inc., Class A * (a)	326	1,326

Yelp, Inc. *	28	1,107

		2,887

Internet & Direct Marketing Retail — 0.3%

Overstock.com, Inc. * (a)	4	353

Stitch Fix, Inc., Class A *	6	336

ThredUp, Inc., Class A * (a)	15	428

		1,117

IT Services — 2.0%

BigCommerce Holdings, Inc., Series 1 *	13	863

Contra Bmtechnologies *	6	79

DigitalOcean Holdings, Inc. *	20	1,122

Marathon Digital Holdings, Inc. *	19	609

Maximus, Inc.	17	1,499

TTEC Holdings, Inc.	21	2,176

Unisys Corp. *	36	904

		7,252

Life Sciences Tools & Services — 1.0%

Adaptive Biotechnologies Corp. *	7	273

Berkeley Lights, Inc. *	12	542

Pacific Biosciences of California, Inc. *	7	257

Personalis, Inc. *	52	1,311

Quanterix Corp. *	12	691

Seer, Inc. * (a)	13	427

		3,501

Machinery — 1.4%

Barnes Group, Inc.	8	435

Columbus McKinnon Corp.	13	642

Manitowoc Co., Inc. (The) *	24	585

Meritor, Inc. *	19	440

Mueller Industries, Inc.	5	234

Park-Ohio Holdings Corp.	3	87

REV Group, Inc. (a)	13	200

Terex Corp.	48	2,263

Wabash National Corp. (a)	8	127

		5,013

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Marine — 0.2%

Costamare, Inc. (Monaco)	62	734

Media — 1.0%

Fluent, Inc. *	49	144

Gray Television, Inc.	27	622

Meredith Corp. *	17	746

Sinclair Broadcast Group, Inc., Class A (a)	20	671

TEGNA, Inc.	81	1,509

		3,692

Metals & Mining — 1.5%

Alcoa Corp. *	23	861

Allegheny Technologies, Inc. * (a)	29	607

Arconic Corp. *	19	671

Cleveland-Cliffs, Inc. * (a)	36	767

Commercial Metals Co.	25	778

Kaiser Aluminum Corp.	3	426

SunCoke Energy, Inc. (a)	78	557

United States Steel Corp. (a)	6	142

Warrior Met Coal, Inc.	25	433

Worthington Industries, Inc.	1	69

		5,311

Mortgage Real Estate Investment Trusts (REITs) — 1.6%

Apollo Commercial Real Estate Finance, Inc.	5	78

Ares Commercial Real Estate Corp.	27	394

Blackstone Mortgage Trust, Inc., Class A (a)	16	526

Brightspire Capital, Inc. (a)	8	71

Ellington Financial, Inc.	26	493

Granite Point Mortgage Trust, Inc.	6	84

Great Ajax Corp.	2	24

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	14	763

KKR Real Estate Finance Trust, Inc. (a)	31	665

Ladder Capital Corp.	41	476

MFA Financial, Inc.	16	73

PennyMac Mortgage Investment Trust	42	875

Ready Capital Corp.	8	119

Redwood Trust, Inc.	75	902

TPG RE Finance Trust, Inc.	26	344

		5,887

Multiline Retail — 0.5%

Big Lots, Inc.	10	668

Dillard’s, Inc., Class A (a)	3	475

Macy’s, Inc. * (a)	43	819

		1,962

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 0.1%

Black Hills Corp.	5	359

Oil, Gas & Consumable Fuels — 2.8%

Antero Resources Corp. *	60	900

Arch Resources, Inc. *	8	472

Berry Corp.(a)	54	364

CNX Resources Corp. *	16	216

CVR Energy, Inc.	14	254

Delek US Holdings, Inc. (a)	2	33

Green Plains, Inc. *	17	577

Magnolia Oil & Gas Corp., Class A * (a)	71	1,114

Matador Resources Co.	16	559

Ovintiv, Inc.	71	2,228

Par Pacific Holdings, Inc. *	14	236

PDC Energy, Inc.	26	1,168

Renewable Energy Group, Inc. * (a)	14	857

REX American Resources Corp. *	1	120

SFL Corp. Ltd. (Norway)	22	166

Southwestern Energy Co. *	155	877

		10,141

Paper & Forest Products — 1.0%

Domtar Corp. *	9	495

Glatfelter Corp.	4	62

Louisiana-Pacific Corp.	15	912

Neenah, Inc.	4	219

Schweitzer-Mauduit International, Inc.	36	1,450

Verso Corp., Class A	20	359

		3,497

Personal Products — 0.8%

Edgewell Personal Care Co.	23	995

elf Beauty, Inc. *	28	772

Honest Co., Inc. (The) * (a)	25	406

Medifast, Inc.	2	677

		2,850

Pharmaceuticals — 1.3%

Angion Biomedica Corp. *	30	394

Arvinas, Inc. *	1	55

Cara Therapeutics, Inc. * (a)	11	158

Durect Corp. * (a)	598	974

Endo International plc *	185	864

Landos Biopharma, Inc. * (a)	40	463

Lannett Co., Inc. * (a)	185	862

NGM Biopharmaceuticals, Inc. * (a)	25	501

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Phibro Animal Health Corp., Class A	7	193

Revance Therapeutics, Inc. * (a)	3	102

Zogenix, Inc. * (a)	16	270

		4,836

Professional Services — 2.0%

Barrett Business Services, Inc.	18	1,298

Heidrick & Struggles International, Inc.	16	711

KBR, Inc. (a)	46	1,737

Kelly Services, Inc., Class A *	8	182

Kforce, Inc.	11	718

Korn Ferry	19	1,405

TriNet Group, Inc. *	10	692

TrueBlue, Inc. *	25	713

		7,456

Real Estate Management & Development — 0.4%

Jones Lang LaSalle, Inc. *	1	254

Realogy Holdings Corp. *	69	1,259

RMR Group, Inc. (The), Class A	2	87

		1,600

Road & Rail — 0.6%

ArcBest Corp.	40	2,320

Semiconductors & Semiconductor Equipment — 2.1%

Alpha & Omega Semiconductor Ltd. *	26	798

Ambarella, Inc. *	4	416

Amkor Technology, Inc.	44	1,053

Ichor Holdings Ltd. *	13	717

PDF Solutions, Inc. * (a)	10	184

Power Integrations, Inc.	10	799

Rambus, Inc. *	8	186

Semtech Corp. *	10	722

SMART Global Holdings, Inc. * (a)	21	1,016

SunPower Corp. * (a)	38	1,099

Ultra Clean Holdings, Inc. *	16	835

		7,825

Software — 4.4%

8x8, Inc. * (a)	3	85

ACI Worldwide, Inc. *	3	125

Asana, Inc., Class A * (a)	23	1,429

Avaya Holdings Corp. * (a)	48	1,291

Blackbaud, Inc. *	7	559

Blackline, Inc. *	5	527

Cerence, Inc. * (a)	13	1,346

INVESTMENTS	SHARES (000)		VALUE ($000)

Software — continued

Cornerstone OnDemand, Inc. *	22		1,112

Digital Turbine, Inc. *	13		982

eGain Corp. * (a)	99		1,131

J2 Global, Inc. * (a)	13		1,756

JFrog Ltd. (Israel) * (a)	4		188

MicroStrategy, Inc., Class A * (a)	—	(b)	251

Model N, Inc. * (a)	4		123

PagerDuty, Inc. *	17		737

SailPoint Technologies Holding, Inc. * (a)	10		501

SPS Commerce, Inc. *	1		83

Viant Technology, Inc., Class A *	10		308

Workiva, Inc. *	1		93

Xperi Holding Corp.	91		2,020

Zuora, Inc., Class A *	79		1,364

			16,011

Specialty Retail — 2.4%

Aaron’s Co., Inc. (The)	6		191

American Eagle Outfitters, Inc.	22		808

Genesco, Inc. *	12		784

Guess?, Inc. (a)	20		526

Hibbett, Inc. *	20		1,748

ODP Corp. (The) *	5		261

Rent-A-Center, Inc. (a)	19		1,023

RH * (a)	2		1,026

Signet Jewelers Ltd. * (a)	21		1,706

Zumiez, Inc. *	15		735

			8,808

Technology Hardware, Storage & Peripherals — 1.2%

3D Systems Corp. * (a)	7		261

Avid Technology, Inc. *	20		793

Diebold Nixdorf, Inc. *	50		641

Super Micro Computer, Inc. *	75		2,632

			4,327

Textiles, Apparel & Luxury Goods — 2.5%

Crocs, Inc. *	4		455

Deckers Outdoor Corp. *	11		4,060

G-III Apparel Group Ltd. *	5		168

Kontoor Brands, Inc. (a)	13		716

Movado Group, Inc.	15		469

PLBY Group, Inc. * (a)	14		552

Unifi, Inc. *	115		2,801

			9,221

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Thrifts & Mortgage Finance — 2.2%

Essent Group Ltd.	30	1,349

FS Bancorp, Inc.	1	93

HomeStreet, Inc.	7	269

Kearny Financial Corp.	23	272

Luther Burbank Corp.	8	101

MGIC Investment Corp.	38	512

Mr. Cooper Group, Inc. *	29	960

NMI Holdings, Inc., Class A *	17	392

Provident Bancorp, Inc.	18	294

Provident Financial Services, Inc.	55	1,259

Radian Group, Inc.	45	1,001

Walker & Dunlop, Inc.	16	1,654

		8,156

Trading Companies & Distributors — 2.8%

Applied Industrial Technologies, Inc.	5	419

Beacon Roofing Supply, Inc. *	22	1,158

Boise Cascade Co. (a)	7	385

CAI International, Inc.	7	407

GMS, Inc. *	29	1,384

Herc Holdings, Inc. *	15	1,691

MRC Global, Inc. * (a)	12	113

NOW, Inc. *	66	624

Veritiv Corp. *	6	397

WESCO International, Inc. *	34	3,525

		10,103

Total Common Stocks (Cost $260,719)		357,008

	NO. OF RIGHTS (000)
Rights — 0.0% (c)

Biotechnology — 0.0% (c)

Contra Aduro Biotech I * ‡ (Cost $128)	43	—	(b)

	SHARES (000)
Short-Term Investments — 12.5%

Investment Companies — 0.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (e) (Cost $3,127)	3,127	3,128

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 11.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	37,096	37,097

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d ) (e)	5,704	5,704

Total Investment of Cash Collateral from Securities Loaned (Cost $42,804)		42,801

Total Short-Term Investments (Cost $45,931)		45,929

Total Investments — 110.0% (Cost $306,778)		402,937
Liabilities in Excess of Other Assets — (10.0)%		(36,751)

NET ASSETS — 100.0%		366,186

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $41,694.
(b)	Amount rounds to less than one thousand.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	80	09/2021	USD	9,224	1

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%

Aerospace & Defense — 0.5%

AAR Corp. *	39	1,527

Astronics Corp. *	195	3,416

Moog, Inc., Class A	31	2,572

		7,515

Air Freight & Logistics — 1.3%

Echo Global Logistics, Inc. * (a)	319	9,815

Hub Group, Inc., Class A *	152	10,029

		19,844

Airlines — 0.4%

Hawaiian Holdings, Inc. * (a)	46	1,131

SkyWest, Inc. *	114	4,888

		6,019

Auto Components — 0.8%

Adient plc *	114	5,171

American Axle & Manufacturing Holdings, Inc. *	45	462

Dana, Inc.	115	2,725

Goodyear Tire & Rubber Co. (The) *	182	3,117

		11,475

Banks — 13.7%

1st Source Corp.	55	2,546

American National Bankshares, Inc.	12	376

Associated Banc-Corp.	358	7,336

Atlantic Capital Bancshares, Inc. *	39	990

Atlantic Union Bankshares Corp.	4	159

BancorpSouth Bank	40	1,122

Banner Corp.	21	1,155

Brookline Bancorp, Inc.	160	2,396

Bryn Mawr Bank Corp.	16	662

Byline Bancorp, Inc. (a)	100	2,256

Cadence BanCorp (a)	185	3,859

Cathay General Bancorp	296	11,647

Central Pacific Financial Corp.	228	5,929

CIT Group, Inc.	301	15,550

City Holding Co.	33	2,460

Columbia Banking System, Inc.	115	4,419

Community Bank System, Inc. (a)	64	4,849

Community Trust Bancorp, Inc.	62	2,502

Customers Bancorp, Inc. * (a)	57	2,226

Eastern Bankshares, Inc.	260	5,348

Enterprise Financial Services Corp.	108	4,987

Equity Bancshares, Inc., Class A *	50	1,509

Farmers National Banc Corp.	56	869

Financial Institutions, Inc.	35	1,059

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

First Bancorp	16	634

First Commonwealth Financial Corp.	489	6,886

First Community Bankshares, Inc.	31	913

First Financial Corp. (a)	11	429

First Hawaiian, Inc.	48	1,366

First Interstate BancSystem, Inc., Class A	34	1,429

First Merchants Corp.	98	4,071

First Midwest Bancorp, Inc.	290	5,745

Flushing Financial Corp.	74	1,594

Fulton Financial Corp.	190	3,003

Glacier Bancorp, Inc. (a)	30	1,658

Great Southern Bancorp, Inc.	19	997

Great Western Bancorp, Inc. (a)	232	7,617

Hancock Whitney Corp.	35	1,560

Hilltop Holdings, Inc.	240	8,729

Home BancShares, Inc.	195	4,820

HomeTrust Bancshares, Inc.	81	2,257

Hope Bancorp, Inc.	789	11,191

Independent Bank Corp.	28	606

Investors Bancorp, Inc.	494	7,046

Mercantile Bank Corp.	10	290

OFG Bancorp (Puerto Rico) (a)	53	1,168

Old National Bancorp	248	4,373

Pacific Premier Bancorp, Inc.	51	2,174

Pinnacle Financial Partners, Inc.	25	2,216

Preferred Bank	9	563

RBB Bancorp	20	472

Renasant Corp. (a)	7	296

S&T Bancorp, Inc.	12	363

Sandy Spring Bancorp, Inc.	80	3,513

Simmons First National Corp., Class A	191	5,601

Tompkins Financial Corp. (a)	11	884

TriState Capital Holdings, Inc. *	13	265

Trustmark Corp.	263	8,085

UMB Financial Corp.	113	10,534

Valley National Bancorp	23	314

Washington Trust Bancorp, Inc.	19	986

Webster Financial Corp.	57	3,019

West BanCorp, Inc.	7	185

Westamerica BanCorp	84	4,851

		208,914

Biotechnology — 5.9%

89bio, Inc. * (a)	68	1,275

Akebia Therapeutics, Inc. * (a)	1,251	4,741

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Allovir, Inc. * (a)	151	2,989

Arcus Biosciences, Inc. * (a)	138	3,783

Arena Pharmaceuticals, Inc. * (a)	240	16,381

Bluebird Bio, Inc. *	205	6,549

Eagle Pharmaceuticals, Inc. * (a)	87	3,719

Enanta Pharmaceuticals, Inc. * (a)	15	638

Epizyme, Inc. * (a)	98	814

Fate Therapeutics, Inc. *	72	6,258

Frequency Therapeutics, Inc. * (a)	328	3,262

Iovance Biotherapeutics, Inc. *	99	2,584

Lexicon Pharmaceuticals, Inc. * (a)	652	2,995

Myriad Genetics, Inc. *	188	5,752

NexImmune, Inc. *	151	2,461

Protagonist Therapeutics, Inc. *	237	10,645

REGENXBIO, Inc. *	87	3,376

Travere Therapeutics, Inc. * (a)	289	4,214

Turning Point Therapeutics, Inc. * (a)	77	6,008

		88,444

Building Products — 0.4%

Cornerstone Building Brands, Inc. *	71	1,289

Gibraltar Industries, Inc. *	16	1,236

Quanex Building Products Corp. (a)	69	1,707

UFP Industries, Inc.	18	1,360

		5,592

Capital Markets — 1.4%

Artisan Partners Asset Management, Inc., Class A	16	808

Blucora, Inc. *	68	1,184

Cowen, Inc., Class A (a)	102	4,195

Donnelley Financial Solutions, Inc. *	49	1,624

Federated Hermes, Inc.	79	2,689

Piper Sandler Cos.	19	2,488

Stifel Financial Corp. (a)	74	4,786

Virtus Investment Partners, Inc.	13	3,528

		21,302

Chemicals — 1.7%

AdvanSix, Inc. *	15	445

Avient Corp.	101	4,970

FutureFuel Corp.	112	1,078

HB Fuller Co.	18	1,120

Koppers Holdings, Inc. * (a)	62	2,009

Kraton Corp. *	8	252

Minerals Technologies, Inc. (a)	52	4,067

Orion Engineered Carbons SA (Germany) *	62	1,179

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

PQ Group Holdings, Inc.	59	903

Trinseo SA	53	3,154

Tronox Holdings plc, Class A	293	6,554

		25,731

Commercial Services & Supplies — 2.3%

ABM Industries, Inc.	167	7,397

ACCO Brands Corp.	572	4,936

Cimpress plc (Ireland) * (a)	5	575

Deluxe Corp.	43	2,030

Ennis, Inc.	36	768

Healthcare Services Group, Inc. (a)	84	2,646

Heritage-Crystal Clean, Inc. *	38	1,131

Herman Miller, Inc.	148	6,991

HNI Corp.	33	1,464

SP Plus Corp. *	52	1,603

Steelcase, Inc., Class A	294	4,438

Team, Inc. *	75	505

		34,484

Communications Equipment — 1.1%

ADTRAN, Inc.	48	985

Comtech Telecommunications Corp. (a)	18	432

EchoStar Corp., Class A *	172	4,166

Harmonic, Inc. * (a)	421	3,589

NetScout Systems, Inc. * (a)	243	6,927

		16,099

Construction & Engineering — 3.2%

Arcosa, Inc. (a)	89	5,222

Argan, Inc. (a)	107	5,123

Comfort Systems USA, Inc.	44	3,490

EMCOR Group, Inc.	126	15,535

MasTec, Inc. *	78	8,265

Matrix Service Co. * (a)	358	3,755

MYR Group, Inc. *	24	2,182

Primoris Services Corp.	89	2,619

Tutor Perini Corp. *	161	2,234

		48,425

Construction Materials — 0.1%

Summit Materials, Inc., Class A * (a)	29	1,000

Consumer Finance — 1.4%

EZCORP, Inc., Class A *	135	812

FirstCash, Inc. (a)	28	2,133

Navient Corp.	309	5,965

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Consumer Finance — continued

Nelnet, Inc., Class A (a)	46	3,461

PROG Holdings, Inc.	181	8,730

Regional Management Corp. (a)	17	782

		21,883

Containers & Packaging — 0.1%

Greif, Inc., Class A	11	649

Myers Industries, Inc.	18	384

Pactiv Evergreen, Inc. (a)	36	536

		1,569

Distributors — 0.3%

Core-Mark Holding Co., Inc. (a)	110	4,951

Diversified Consumer Services — 0.1%

Houghton Mifflin Harcourt Co. *	155	1,710

Diversified Telecommunication Services — 0.3%

Consolidated Communications Holdings, Inc. * (a)	130	1,144

Liberty Latin America Ltd., Class A (Chile) *	98	1,358

Liberty Latin America Ltd., Class C (Chile) *	190	2,674

		5,176

Electric Utilities — 0.6%

ALLETE, Inc.	16	1,113

IDACORP, Inc.	8	770

Otter Tail Corp.	19	918

Portland General Electric Co.	131	6,050

Spark Energy, Inc., Class A (a)	48	540

		9,391

Electrical Equipment — 0.4%

AZZ, Inc.	34	1,750

Bloom Energy Corp., Class A * (a)	18	486

Powell Industries, Inc.	100	3,105

Thermon Group Holdings, Inc. *	27	458

		5,799

Electronic Equipment, Instruments & Components — 2.3%

Benchmark Electronics, Inc.	225	6,395

Knowles Corp. *	376	7,426

OSI Systems, Inc. *	46	4,686

Sanmina Corp. * (a)	110	4,270

ScanSource, Inc. *	167	4,706

TTM Technologies, Inc. *	183	2,618

Vishay Intertechnology, Inc.	230	5,184

		35,285

INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — 1.3%

Bristow Group, Inc. *	14	363

ChampionX Corp. *	104	2,678

Helmerich & Payne, Inc.	80	2,620

NexTier Oilfield Solutions, Inc. * (a)	454	2,160

Oceaneering International, Inc. *	175	2,731

Oil States International, Inc. * (a)	162	1,275

Patterson-UTI Energy, Inc. (a)	328	3,254

ProPetro Holding Corp. *	251	2,302

Select Energy Services, Inc., Class A *	200	1,206

Solaris Oilfield Infrastructure, Inc., Class A	76	743

		19,332

Entertainment — 1.2%

AMC Entertainment Holdings, Inc., Class A * (a)	270	15,281

Lions Gate Entertainment Corp., Class A * (a)	116	2,405

		17,686

Equity Real Estate Investment Trusts (REITs) — 9.3%

Acadia Realty Trust	47	1,021

Agree Realty Corp. (a)	116	8,205

Alexander & Baldwin, Inc.	167	3,064

American Assets Trust, Inc.	65	2,420

American Finance Trust, Inc.	91	774

Broadstone Net Lease, Inc. (a)	125	2,933

CareTrust REIT, Inc.	110	2,565

CatchMark Timber Trust, Inc., Class A	38	446

Centerspace	23	1,791

Chatham Lodging Trust *	43	548

City Office REIT, Inc.	160	1,994

Columbia Property Trust, Inc.	28	483

CorePoint Lodging, Inc. *	28	303

Corporate Office Properties Trust	194	5,424

DiamondRock Hospitality Co. *	449	4,358

DigitalBridge Group, Inc. * (a)	326	2,579

Easterly Government Properties, Inc.	84	1,771

Essential Properties Realty Trust, Inc.	64	1,731

First Industrial Realty Trust, Inc.	44	2,319

Four Corners Property Trust, Inc.	102	2,813

Getty Realty Corp.	149	4,652

Gladstone Commercial Corp.	159	3,580

Global Medical REIT, Inc.	27	396

Global Net Lease, Inc.	84	1,556

Healthcare Realty Trust, Inc.	113	3,419

Highwoods Properties, Inc.	15	682

Independence Realty Trust, Inc.	142	2,594

Industrial Logistics Properties Trust	36	928

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Innovative Industrial Properties, Inc. (a)	7	1,375

Kite Realty Group Trust	112	2,463

Lexington Realty Trust (a)	576	6,887

New Senior Investment Group, Inc.	387	3,401

NexPoint Residential Trust, Inc.	6	316

Physicians Realty Trust	248	4,575

Piedmont Office Realty Trust, Inc., Class A	236	4,353

Plymouth Industrial REIT, Inc.	31	629

PotlatchDeltic Corp.	73	3,853

QTS Realty Trust, Inc., Class A (a)	25	1,909

Retail Opportunity Investments Corp.	103	1,823

Retail Properties of America, Inc., Class A	186	2,126

RLJ Lodging Trust	68	1,039

Ryman Hospitality Properties, Inc. *	6	490

Sabra Health Care REIT, Inc.	372	6,778

Service Properties Trust	102	1,283

SITE Centers Corp.	179	2,691

STAG Industrial, Inc.	236	8,815

Summit Hotel Properties, Inc. *	36	339

Sunstone Hotel Investors, Inc. *	619	7,693

Terreno Realty Corp.	68	4,355

UMH Properties, Inc.	106	2,317

Urban Edge Properties (a)	91	1,740

Urstadt Biddle Properties, Inc., Class A	40	766

Xenia Hotels & Resorts, Inc. *	198	3,701

		141,066

Food & Staples Retailing — 0.6%

Andersons, Inc. (The)	16	488

Rite Aid Corp. * (a)	119	1,947

SpartanNash Co. (a)	26	492

Sprouts Farmers Market, Inc. *	215	5,340

United Natural Foods, Inc. *	36	1,313

		9,580

Food Products — 1.1%

Darling Ingredients, Inc. *	205	13,803

Fresh Del Monte Produce, Inc. (a)	36	1,197

Seneca Foods Corp., Class A *	17	879

		15,879

Gas Utilities — 1.2%

Brookfield Infrastructure Corp., Class A (Canada)	13	995

Chesapeake Utilities Corp.	4	457

New Jersey Resources Corp.	137	5,401

Northwest Natural Holding Co. (a)	16	830

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — continued

ONE Gas, Inc.	51	3,743

Southwest Gas Holdings, Inc.	76	5,044

Spire, Inc.	26	1,865

		18,335

Health Care Equipment & Supplies — 1.3%

AngioDynamics, Inc. *	90	2,436

Bioventus, Inc., Class A *	148	2,600

Integer Holdings Corp. *	73	6,830

Natus Medical, Inc. *	197	5,108

Utah Medical Products, Inc. (a)	18	1,488

Varex Imaging Corp. * (a)	57	1,531

		19,993

Health Care Providers & Services — 1.2%

Cross Country Healthcare, Inc. *	192	3,170

National HealthCare Corp. (a)	13	874

Option Care Health, Inc. *	128	2,799

Owens & Minor, Inc.	33	1,388

Tenet Healthcare Corp. * (a)	134	8,957

Tivity Health, Inc. * (a)	20	521

		17,709

Health Care Technology — 1.4%

Allscripts Healthcare Solutions, Inc. * (a)	979	18,112

Computer Programs and Systems, Inc. (a)	16	518

Evolent Health, Inc., Class A *	120	2,524

		21,154

Hotels, Restaurants & Leisure — 0.4%

Del Taco Restaurants, Inc.	201	2,007

Fiesta Restaurant Group, Inc. *	49	663

Marriott Vacations Worldwide Corp. *	22	3,569

		6,239

Household Durables — 1.7%

Hooker Furniture Corp.	41	1,413

Lifetime Brands, Inc. (a)	41	618

Meritage Homes Corp. *	32	2,973

Taylor Morrison Home Corp. *	167	4,407

Tri Pointe Homes, Inc. *	779	16,684

		26,095

Household Products — 0.4%

Central Garden & Pet Co., Class A *	92	4,434

Spectrum Brands Holdings, Inc.	13	1,114

		5,548

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Independent Power and Renewable Electricity Producers — 0.6%

Brookfield Renewable Corp.	52	2,164

Clearway Energy, Inc.	131	3,299

Clearway Energy, Inc., Class C	130	3,448

		8,911

Insurance — 1.3%

Ambac Financial Group, Inc. *	44	683

American Equity Investment Life Holding Co.	106	3,432

Argo Group International Holdings Ltd.	59	3,033

CNO Financial Group, Inc.	260	6,141

Heritage Insurance Holdings, Inc.	75	640

Horace Mann Educators Corp.	24	902

ProAssurance Corp. (a)	51	1,153

Selective Insurance Group, Inc.	18	1,469

Stewart Information Services Corp.	44	2,506

United Insurance Holdings Corp.	58	329

		20,288

Interactive Media & Services — 0.7%

Cars.com, Inc. *	235	3,372

QuinStreet, Inc. *	145	2,698

Yelp, Inc. *	96	3,848

		9,918

IT Services — 1.4%

Contra Bmtechnologies *	11	132

CSG Systems International, Inc.	109	5,152

IBEX Holdings Ltd. *	119	2,327

LiveRamp Holdings, Inc. *	161	7,543

Marathon Digital Holdings, Inc. * (a)	8	251

Sykes Enterprises, Inc. *	95	5,112

		20,517

Machinery — 2.2%

AGCO Corp.	48	6,310

Altra Industrial Motion Corp.	128	8,328

Barnes Group, Inc.	30	1,517

Douglas Dynamics, Inc.	21	859

EnPro Industries, Inc. (a)	24	2,312

Manitowoc Co., Inc. (The) * (a)	74	1,811

Meritor, Inc. *	60	1,401

Navistar International Corp. *	12	547

Terex Corp.	102	4,833

TriMas Corp. *	18	534

Wabash National Corp.	281	4,498

		32,950

INVESTMENTS	SHARES (000)	VALUE ($000)

Marine — 0.1%

Costamare, Inc. (Monaco) (a)	114	1,343

Media — 2.1%

AMC Networks, Inc., Class A * (a)	185	12,365

Gray Television, Inc.	334	7,806

Hemisphere Media Group, Inc. * (a)	127	1,500

John Wiley & Sons, Inc., Class A (a)	97	5,837

Sinclair Broadcast Group, Inc., Class A (a)	134	4,442

		31,950

Metals & Mining — 2.2%

Alcoa Corp. *	74	2,741

Allegheny Technologies, Inc. * (a)	132	2,752

Arconic Corp. *	167	5,945

Cleveland-Cliffs, Inc. * (a)	185	3,989

Commercial Metals Co. (a)	111	3,404

Hecla Mining Co.	99	738

Kaiser Aluminum Corp.	30	3,717

Materion Corp.	21	1,597

SunCoke Energy, Inc.	447	3,191

United States Steel Corp. (a)	38	914

Warrior Met Coal, Inc.	163	2,807

Worthington Industries, Inc.	15	912

		32,707

Mortgage Real Estate Investment Trusts (REITs) — 2.5%

Apollo Commercial Real Estate Finance, Inc.	82	1,314

Ares Commercial Real Estate Corp.	109	1,598

Blackstone Mortgage Trust, Inc., Class A (a)	126	4,012

Ellington Financial, Inc.	158	3,016

Granite Point Mortgage Trust, Inc.	48	701

Great Ajax Corp.	17	222

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	81	4,559

KKR Real Estate Finance Trust, Inc. (a)	135	2,918

Ladder Capital Corp.	270	3,120

MFA Financial, Inc. (a)	250	1,148

New York Mortgage Trust, Inc.	166	743

PennyMac Mortgage Investment Trust	222	4,677

Ready Capital Corp.	59	935

Redwood Trust, Inc.	479	5,781

TPG RE Finance Trust, Inc.	173	2,327

Two Harbors Investment Corp. (a)	101	764

		37,835

Multiline Retail — 0.8%

Dillard’s, Inc., Class A (a)	23	4,233

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Multiline Retail — continued

Macy’s, Inc. *	404	7,658

		11,891

Multi-Utilities — 0.8%

Avista Corp.	113	4,805

Black Hills Corp. (a)	82	5,349

Unitil Corp. (a)	32	1,684

		11,838

Oil, Gas & Consumable Fuels — 4.3%

Antero Resources Corp. *	458	6,879

Arch Resources, Inc. * (a)	46	2,644

Berry Corp.	346	2,322

CNX Resources Corp. *	118	1,609

CVR Energy, Inc. (a)	152	2,732

Delek US Holdings, Inc.	130	2,817

Dorian LPG Ltd. *	117	1,656

Falcon Minerals Corp.	257	1,303

Green Plains, Inc. *	149	5,016

International Seaways, Inc. (a)	41	777

Kosmos Energy Ltd. (Ghana) *	172	595

Magnolia Oil & Gas Corp., Class A * (a)	258	4,025

Ovintiv, Inc.	407	12,802

PDC Energy, Inc.	142	6,516

Range Resources Corp. *	371	6,225

Renewable Energy Group, Inc. * (a)	46	2,893

REX American Resources Corp. *	21	1,930

Talos Energy, Inc. *	47	734

W&T Offshore, Inc. * (a)	205	996

		64,471

Paper & Forest Products — 1.0%

Domtar Corp. *	73	4,024

Glatfelter Corp.	166	2,323

Louisiana-Pacific Corp.	20	1,212

Neenah, Inc.	25	1,264

Schweitzer-Mauduit International, Inc.	87	3,525

Verso Corp., Class A	133	2,347

		14,695

Personal Products — 1.2%

BellRing Brands, Inc., Class A * (a)	461	14,451

Edgewell Personal Care Co. (a)	44	1,949

Honest Co., Inc. (The) * (a)	95	1,536

		17,936

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 0.8%

Endo International plc * (a)	680	3,184

Intra-Cellular Therapies, Inc. * (a)	55	2,249

Lannett Co., Inc. * (a)	615	2,873

NGM Biopharmaceuticals, Inc. *	200	3,946

		12,252

Professional Services — 3.3%

Barrett Business Services, Inc.	72	5,222

GP Strategies Corp. *	62	973

Heidrick & Struggles International, Inc.	70	3,136

Huron Consulting Group, Inc. *	64	3,121

Insperity, Inc.	5	488

KBR, Inc. (a)	61	2,339

Kelly Services, Inc., Class A *	222	5,314

Korn Ferry	94	6,812

ManTech International Corp., Class A	157	13,596

TrueBlue, Inc. *	304	8,532

		49,533

Real Estate Management & Development — 0.5%

Kennedy-Wilson Holdings, Inc.	216	4,292

Realogy Holdings Corp. *	205	3,735

		8,027

Road & Rail — 0.6%

ArcBest Corp.	141	8,216

Covenant Logistics Group, Inc., Class A *	22	449

Werner Enterprises, Inc. (a)	23	1,024

		9,689

Semiconductors & Semiconductor Equipment — 1.0%

Cohu, Inc. *	90	3,322

SMART Global Holdings, Inc. * (a)	232	11,038

SunPower Corp. * (a)	23	675

Veeco Instruments, Inc. * (a)	21	512

		15,547

Software — 1.0%

A10 Networks, Inc. * (a)	269	3,031

eGain Corp. *	231	2,646

Ping Identity Holding Corp. * (a)	190	4,344

SecureWorks Corp., Class A *	43	793

Vonage Holdings Corp. * (a)	255	3,679

		14,493

Specialty Retail — 1.7%

Abercrombie & Fitch Co., Class A *	28	1,277

Bed Bath & Beyond, Inc. *	107	3,549

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Caleres, Inc.	157	4,279

Children’s Place, Inc. (The) * (a)	14	1,303

Genesco, Inc. *	22	1,426

Signet Jewelers Ltd. * (a)	56	4,532

Sleep Number Corp. *	25	2,771

Sonic Automotive, Inc., Class A (a)	66	2,971

Zumiez, Inc. *	70	3,424

		25,532

Technology Hardware, Storage & Peripherals — 0.1%

Diebold Nixdorf, Inc. * (a)	141	1,808

Textiles, Apparel & Luxury Goods — 0.8%

G-III Apparel Group Ltd. *	172	5,635

Kontoor Brands, Inc.	73	4,118

Wolverine World Wide, Inc.	87	2,917

		12,670

Thrifts & Mortgage Finance — 3.4%

Axos Financial, Inc. *	82	3,799

Essent Group Ltd.	185	8,312

HomeStreet, Inc.	71	2,909

Kearny Financial Corp.	152	1,818

Luther Burbank Corp.	77	913

Meridian Bancorp, Inc.	157	3,216

MGIC Investment Corp.	155	2,113

Mr. Cooper Group, Inc. *	83	2,744

NMI Holdings, Inc., Class A *	68	1,529

Northfield Bancorp, Inc.	316	5,181

PennyMac Financial Services, Inc.	54	3,327

Premier Financial Corp.	43	1,213

Radian Group, Inc.	319	7,102

Washington Federal, Inc.	176	5,587

WSFS Financial Corp.	43	1,995

		51,758

Trading Companies & Distributors — 1.6%

Boise Cascade Co.	40	2,311

GMS, Inc. *	128	6,167

Herc Holdings, Inc. * (a)	33	3,743

MRC Global, Inc. *	286	2,688

NOW, Inc. *	665	6,307

Veritiv Corp. *	50	3,040

		24,256

Water Utilities — 0.6%

American States Water Co.	107	8,489

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.3%

Gogo, Inc. * (a)	356	4,046

Total Common Stocks (Cost $1,056,063)		1,454,574

Short-Term Investments — 10.0%

Investment Companies — 3.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $52,744)	52,722	52,749

Investment of Cash Collateral from Securities Loaned — 6.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	89,300	89,300

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	8,507	8,507

Total Investment of Cash Collateral from Securities Loaned (Cost $97,814)		97,807

Total Short-Term Investments (Cost $150,558)		150,556

Total Investments — 106.3% (Cost $1,206,621)		1,605,130
Liabilities in Excess of Other Assets — (6.3)%		(94,692)

NET ASSETS — 100.0%		1,510,438

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $95,160.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	463	09/2021	USD	53,384	(547)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	45

JPMorgan SMID Cap Equity Fund

(formerly known as JPMorgan Intrepid Mid Cap Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Airlines — 0.6%

Alaska Air Group, Inc. *	43	2,581

Automobiles — 1.0%

Thor Industries, Inc.	36	4,065

Banks —7.8%

Commerce Bancshares, Inc.	41	3,043

Cullen/Frost Bankers, Inc.	29	3,203

First Horizon Corp.	331	5,722

ServisFirst Bancshares, Inc.	64	4,357

Signature Bank	23	5,643

SVB Financial Group *	9	4,863

Western Alliance Bancorp	64	5,912

		32,743

Building Products — 2.5%

Fortune Brands Home & Security, Inc.	51	5,062

Lennox International, Inc.	15	5,394

		10,456

Capital Markets — 7.9%

FactSet Research Systems, Inc.	17	5,561

Focus Financial Partners, Inc., Class A *	84	4,076

Lazard Ltd., Class A	102	4,624

LPL Financial Holdings, Inc.	47	6,328

Moelis & Co., Class A	71	4,027

Morningstar, Inc.	20	5,209

StepStone Group, Inc., Class A	95	3,274

		33,099

Chemicals — 1.0%

Axalta Coating Systems Ltd. *	139	4,248

Commercial Services & Supplies — 5.7%

Driven Brands Holdings, Inc. *	112	3,459

IAA, Inc. *	85	4,615

MSA Safety, Inc.	29	4,734

Ritchie Bros Auctioneers, Inc. (Canada)	1	76

Stericycle, Inc. *	52	3,750

Waste Connections, Inc.	62	7,360

		23,994

Construction & Engineering — 1.4%

WillScot Mobile Mini Holdings Corp. *	210	5,857

Containers & Packaging — 3.1%

AptarGroup, Inc.	45	6,360

Crown Holdings, Inc.	41	4,202

Pactiv Evergreen, Inc.	152	2,289

		12,851

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 3.3%

LKQ Corp. *	129	6,340

Pool Corp.	17	7,639

		13,979

Diversified Consumer Services — 1.2%

Bright Horizons Family Solutions, Inc. *	35	5,152

Electrical Equipment — 1.7%

Generac Holdings, Inc. *	17	6,931

Electronic Equipment, Instruments & Components — 1.1%

Cognex Corp.	53	4,438

Equity Real Estate Investment Trusts (REITs) — 6.4%

American Campus Communities, Inc.	64	2,991

CubeSmart	101	4,673

EastGroup Properties, Inc.	29	4,714

Mid-America Apartment Communities, Inc.	30	5,051

National Retail Properties, Inc.	99	4,650

Outfront Media, Inc. *	195	4,679

		26,758

Food & Staples Retailing — 3.7%

BJ’s Wholesale Club Holdings, Inc. *	119	5,649

Casey’s General Stores, Inc.	20	3,948

Performance Food Group Co. *	123	5,982

		15,579

Food Products — 1.2%

Lamb Weston Holdings, Inc.	62	5,022

Gas Utilities — 1.1%

Atmos Energy Corp.	47	4,556

Health Care Equipment & Supplies — 4.2%

ICU Medical, Inc. *	17	3,397

Ortho Clinical Diagnostics Holdings plc *	141	3,020

STERIS plc	25	5,133

West Pharmaceutical Services, Inc.	16	5,887

		17,437

Health Care Providers & Services — 4.1%

Chemed Corp.	9	4,347

Encompass Health Corp.	70	5,453

Molina Healthcare, Inc. *	29	7,289

		17,089

Health Care Technology — 0.6%

Certara, Inc. *	86	2,434

Hotels, Restaurants & Leisure — 2.8%

Planet Fitness, Inc., Class A *	50	3,751

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Vail Resorts, Inc. *	13	4,150

Wendy’s Co. (The)	157	3,676

		11,577

Household Products — 1.0%

Reynolds Consumer Products, Inc.	133	4,023

Insurance — 2.4%

Kinsale Capital Group, Inc.	32	5,331

RLI Corp.	46	4,765

		10,096

IT Services — 4.8%

Black Knight, Inc. *	73	5,680

Broadridge Financial Solutions, Inc.	35	5,680

Jack Henry & Associates, Inc.	16	2,547

WEX, Inc. *	32	6,141

		20,048

Leisure Products — 1.4%

Brunswick Corp.	59	5,834

Life Sciences Tools & Services — 1.4%

Syneos Health, Inc. *	63	5,672

Machinery — 9.3%

Douglas Dynamics, Inc.	47	1,928

IDEX Corp.	21	4,637

Lincoln Electric Holdings, Inc.	50	6,520

Nordson Corp.	22	4,913

RBC Bearings, Inc. *	24	4,792

Snap-on, Inc.	16	3,479

Toro Co. (The)	78	8,554

Woodward, Inc.	38	4,695

		39,518

Pharmaceuticals — 1.3%

Catalent, Inc. *	52	5,616

Professional Services — 1.3%

TransUnion	51	5,569

Real Estate Management & Development — 0.8%

Cushman & Wakefield plc *	194	3,384

Road & Rail — 1.9%

Knight-Swift Transportation Holdings, Inc.	94	4,284

Landstar System, Inc.	23	3,610

		7,894

Semiconductors & Semiconductor Equipment — 2.0%

CMC Materials, Inc.	28	4,295

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Monolithic Power Systems, Inc.	11	4,256

		8,551

Software — 8.2%

Aspen Technology, Inc. *	37	5,069

Envestnet, Inc. *	47	3,534

Guidewire Software, Inc. *	38	4,227

nCino, Inc. *	35	2,081

PTC, Inc. *	27	3,865

Q2 Holdings, Inc. *	49	5,031

SS&C Technologies Holdings, Inc.	82	5,883

Tyler Technologies, Inc. *	12	5,320

		35,010

Textiles, Apparel & Luxury Goods — 0.6%

Carter’s, Inc.	26	2,652

Total Common Stocks (Cost $324,317)		414,713

Short-Term Investments — 1.4%

Investment Companies — 1.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $5,811)	5,809	5,812

Total Investments — 100.2% (Cost $330,128)		420,525
Liabilities in Excess of Other Assets — (0.2)%		(749)

NET ASSETS — 100.0%		419,776

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	47

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%

Aerospace & Defense — 0.5%

AAR Corp. *	40	1,554

AeroVironment, Inc. *	13	1,282

Astronics Corp. *	131	2,288

Moog, Inc., Class A	11	929

		6,053

Air Freight & Logistics — 0.8%

Echo Global Logistics, Inc. * (a)	246	7,558

Hub Group, Inc., Class A *	24	1,590

		9,148

Airlines — 0.4%

Allegiant Travel Co. *	12	2,289

SkyWest, Inc. *	54	2,309

		4,598

Auto Components — 0.5%

Dana, Inc.	174	4,134

Goodyear Tire & Rubber Co. (The) *	16	276

Lear Corp.	10	1,788

		6,198

Automobiles — 0.0% (b)

Winnebago Industries, Inc.	3	204

Banks — 7.0%

1st Source Corp.	19	869

Atlantic Union Bankshares Corp.	15	549

BancorpSouth Bank	77	2,188

Banner Corp.	60	3,240

Brookline Bancorp, Inc.	109	1,628

Cadence BanCorp	251	5,237

Cathay General Bancorp	102	4,010

Central Pacific Financial Corp.	94	2,439

CIT Group, Inc.	56	2,874

Columbia Banking System, Inc.	98	3,778

CVB Financial Corp. (a)	125	2,563

Eastern Bankshares, Inc.	428	8,804

Enterprise Financial Services Corp. (a)	18	821

Equity Bancshares, Inc., Class A *	35	1,076

First Commonwealth Financial Corp.	126	1,772

First Community Bankshares, Inc.	8	245

First Hawaiian, Inc.	43	1,216

First Merchants Corp.	74	3,071

Flushing Financial Corp.	26	548

Great Western Bancorp, Inc.	115	3,758

HarborOne Bancorp, Inc. (a)	33	479

HomeTrust Bancshares, Inc.	43	1,200

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Hope Bancorp, Inc.	298	4,231

Independent Bank Corp.	36	779

Investors Bancorp, Inc. (a)	85	1,206

Old National Bancorp	216	3,809

People’s United Financial, Inc.	42	716

Pinnacle Financial Partners, Inc.	31	2,746

Simmons First National Corp., Class A (a)	96	2,828

Trustmark Corp.	109	3,361

UMB Financial Corp.	29	2,729

Webster Financial Corp.	55	2,944

Westamerica BanCorp	36	2,073

		79,787

Biotechnology — 8.5%

ACADIA Pharmaceuticals, Inc. *	58	1,424

Akebia Therapeutics, Inc. *	686	2,601

Amicus Therapeutics, Inc. *	436	4,206

Arena Pharmaceuticals, Inc. * (a)	73	4,956

Atara Biotherapeutics, Inc. *	317	4,936

Athenex, Inc. * (a)	91	421

Biohaven Pharmaceutical Holding Co. Ltd. *	5	476

Black Diamond Therapeutics, Inc. * (a)	190	2,314

Bluebird Bio, Inc. *	18	568

Bridgebio Pharma, Inc. * (a)	31	1,896

Catalyst Pharmaceuticals, Inc. *	732	4,209

Coherus Biosciences, Inc. * (a)	461	6,374

CytomX Therapeutics, Inc. *	283	1,789

Decibel Therapeutics, Inc. *	2	18

Dicerna Pharmaceuticals, Inc. *	77	2,874

Eagle Pharmaceuticals, Inc. *	100	4,260

Eiger BioPharmaceuticals, Inc. *	98	837

Emergent BioSolutions, Inc. *	7	435

Esperion Therapeutics, Inc. * (a)	13	271

Flexion Therapeutics, Inc. * (a)	129	1,062

Gritstone bio, Inc. * (a)	17	152

Harpoon Therapeutics, Inc. * (a)	198	2,748

Heron Therapeutics, Inc. * (a)	186	2,884

Homology Medicines, Inc. * (a)	25	182

Insmed, Inc. *	116	3,290

Intercept Pharmaceuticals, Inc. * (a)	174	3,465

Ligand Pharmaceuticals, Inc. * (a)	24	3,083

Myriad Genetics, Inc. *	72	2,210

OPKO Health, Inc. * (a)	488	1,978

Puma Biotechnology, Inc. * (a)	129	1,188

REGENXBIO, Inc. *	89	3,469

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Sana Biotechnology, Inc. * (a)	1	25

Sarepta Therapeutics, Inc. *	58	4,544

Sensei Biotherapeutics, Inc. * (a)	152	1,479

Sigilon Therapeutics, Inc. *	99	1,067

Sutro Biopharma, Inc. *	15	282

TG Therapeutics, Inc. *	63	2,444

Travere Therapeutics, Inc. *	73	1,071

Turning Point Therapeutics, Inc. *	14	1,084

UroGen Pharma Ltd. * (a)	52	800

Vanda Pharmaceuticals, Inc. * (a)	310	6,657

Xencor, Inc. *	168	5,806

Y-mAbs Therapeutics, Inc. * (a)	4	145

		95,980

Building Products — 0.6%

Advanced Drainage Systems, Inc.	11	1,294

Cornerstone Building Brands, Inc. *	87	1,574

Gibraltar Industries, Inc. * (a)	6	473

Masonite International Corp. *	5	548

Quanex Building Products Corp.	43	1,071

UFP Industries, Inc.	29	2,133

		7,093

Capital Markets — 1.9%

Artisan Partners Asset Management, Inc., Class A	10	488

Blucora, Inc. *	153	2,645

Brightsphere Investment Group, Inc.	91	2,142

Cohen & Steers, Inc.	8	665

Cowen, Inc., Class A (a)	63	2,569

Donnelley Financial Solutions, Inc. * (a)	42	1,374

Federated Hermes, Inc.	48	1,634

Focus Financial Partners, Inc., Class A *	67	3,235

Houlihan Lokey, Inc.	4	296

Piper Sandler Cos.	9	1,179

Stifel Financial Corp.	41	2,667

Virtus Investment Partners, Inc.	9	2,417

		21,311

Chemicals — 2.0%

Avient Corp.	77	3,795

FutureFuel Corp.	94	905

HB Fuller Co.	20	1,279

Ingevity Corp. *	38	3,123

Koppers Holdings, Inc. *	41	1,317

Minerals Technologies, Inc.	27	2,099

Orion Engineered Carbons SA (Germany) *	49	931

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

PQ Group Holdings, Inc.	37	561

Trinseo SA	30	1,803

Tronox Holdings plc, Class A	193	4,318

Zymergen, Inc. * (a)	60	2,417

		22,548

Commercial Services & Supplies — 2.5%

ABM Industries, Inc.	131	5,816

ACCO Brands Corp.	209	1,801

Brink’s Co. (The) (a)	15	1,168

Ennis, Inc. (a)	105	2,263

Healthcare Services Group, Inc.	61	1,935

Heritage-Crystal Clean, Inc. *	22	665

Herman Miller, Inc.	88	4,134

HNI Corp.	72	3,145

SP Plus Corp. *	33	994

Steelcase, Inc., Class A	222	3,348

Team, Inc. *	43	291

Tetra Tech, Inc.	25	3,027

		28,587

Communications Equipment — 1.7%

ADTRAN, Inc.	48	999

EchoStar Corp., Class A *	265	6,434

Extreme Networks, Inc. *	381	4,254

NetScout Systems, Inc. * (a)	263	7,513

		19,200

Construction & Engineering — 3.7%

Arcosa, Inc. (a)	44	2,561

Argan, Inc.	87	4,153

Comfort Systems USA, Inc.	91	7,194

EMCOR Group, Inc.	66	8,081

MasTec, Inc. *	102	10,780

Matrix Service Co. * (a)	217	2,280

MYR Group, Inc. *	26	2,366

Primoris Services Corp.	164	4,812

		42,227

Construction Materials — 0.1%

Forterra, Inc. *	10	228

US Concrete, Inc. * (a)	6	472

		700

Consumer Finance — 1.2%

Credit Acceptance Corp. * (a)	4	1,623

EZCORP, Inc., Class A * (a)	40	241

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	49

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Consumer Finance — continued

FirstCash, Inc. (a)	19	1,470

Navient Corp.	230	4,450

Nelnet, Inc., Class A	5	339

PROG Holdings, Inc.	96	4,620

Regional Management Corp. (a)	17	805

		13,548

Containers & Packaging — 0.3%

Graphic Packaging Holding Co.	41	744

Greif, Inc., Class A (a)	27	1,653

Myers Industries, Inc.	12	259

Pactiv Evergreen, Inc.	15	223

		2,879

Distributors — 0.5%

Core-Mark Holding Co., Inc. (a)	124	5,578

Diversified Consumer Services — 0.2%

Coursera, Inc. * (a)	17	666

Houghton Mifflin Harcourt Co. *	160	1,769

		2,435

Diversified Telecommunication Services — 0.0% (b)

Consolidated Communications Holdings, Inc. *	40	355

Electric Utilities — 0.5%

IDACORP, Inc.	6	546

PNM Resources, Inc.	27	1,302

Portland General Electric Co.	59	2,707

Spark Energy, Inc., Class A (a)	95	1,074

		5,629

Electrical Equipment — 0.9%

AZZ, Inc.	16	849

Bloom Energy Corp., Class A * (a)	112	3,020

Powell Industries, Inc.	50	1,558

Sunrun, Inc. *	86	4,802

Thermon Group Holdings, Inc. *	35	588

		10,817

Electronic Equipment, Instruments & Components — 2.1%

Benchmark Electronics, Inc. (a)	124	3,527

Fabrinet (Thailand) *	34	3,296

Insight Enterprises, Inc. *	8	790

Kimball Electronics, Inc. *	25	539

Knowles Corp. *	146	2,882

OSI Systems, Inc. *	20	2,071

Sanmina Corp. *	43	1,687

ScanSource, Inc. *	162	4,551

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

TTM Technologies, Inc. *	115	1,646

Vishay Intertechnology, Inc.	154	3,468

		24,457

Energy Equipment & Services — 0.6%

ChampionX Corp. *	28	718

NexTier Oilfield Solutions, Inc. * (a)	306	1,456

Oceaneering International, Inc. *	23	361

Oil States International, Inc. * (a)	89	699

Patterson-UTI Energy, Inc. (a)	190	1,885

ProPetro Holding Corp. *	113	1,033

Select Energy Services, Inc., Class A *	49	294

		6,446

Entertainment — 1.1%

AMC Entertainment Holdings, Inc., Class A * (a)	64	3,633

Cinemark Holdings, Inc. *	41	889

Lions Gate Entertainment Corp., Class A * (a)	385	7,976

		12,498

Equity Real Estate Investment Trusts (REITs) — 5.5%

Agree Realty Corp.	39	2,721

Alexander & Baldwin, Inc.	53	977

American Assets Trust, Inc.	18	674

American Finance Trust, Inc.	42	357

Americold Realty Trust	39	1,479

Broadstone Net Lease, Inc. (a)	65	1,517

CareTrust REIT, Inc.	60	1,387

CatchMark Timber Trust, Inc., Class A	48	566

Centerspace	12	963

Chatham Lodging Trust *	13	166

City Office REIT, Inc.	65	808

Columbia Property Trust, Inc.	10	181

Community Healthcare Trust, Inc.	20	954

Corporate Office Properties Trust	43	1,206

DiamondRock Hospitality Co. *	127	1,235

DigitalBridge Group, Inc. * (a)	153	1,207

Easterly Government Properties, Inc.	31	649

Equity LifeStyle Properties, Inc.	4	312

Essential Properties Realty Trust, Inc.	37	987

First Industrial Realty Trust, Inc.	40	2,074

Four Corners Property Trust, Inc.	82	2,270

Getty Realty Corp.	64	2,000

Gladstone Commercial Corp. (a)	47	1,066

Global Medical REIT, Inc. (a)	7	106

Global Net Lease, Inc.	34	629

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Healthcare Realty Trust, Inc.	53	1,586

Highwoods Properties, Inc.	13	601

Independence Realty Trust, Inc.	37	675

Innovative Industrial Properties, Inc. (a)	4	764

Kite Realty Group Trust	78	1,723

Lexington Realty Trust (a)	109	1,298

National Storage Affiliates Trust	37	1,881

New Senior Investment Group, Inc. (a)	180	1,579

Physicians Realty Trust	77	1,420

Piedmont Office Realty Trust, Inc., Class A	77	1,413

Plymouth Industrial REIT, Inc.	74	1,489

PotlatchDeltic Corp.	33	1,754

QTS Realty Trust, Inc., Class A	39	3,029

Retail Opportunity Investments Corp.	38	664

Retail Properties of America, Inc., Class A	68	777

Ryman Hospitality Properties, Inc. *	16	1,287

Sabra Health Care REIT, Inc.	137	2,501

Service Properties Trust	25	314

SITE Centers Corp.	49	735

STAG Industrial, Inc.	87	3,263

Summit Hotel Properties, Inc. *	27	247

Sunstone Hotel Investors, Inc. *	240	2,980

Terreno Realty Corp.	33	2,149

UMH Properties, Inc.	39	853

Xenia Hotels & Resorts, Inc. *	77	1,438

		62,911

Food & Staples Retailing — 0.2%

Andersons, Inc. (The)	7	201

SpartanNash Co. (a)	7	139

Sprouts Farmers Market, Inc. *	101	2,498

		2,838

Food Products — 1.1%

Darling Ingredients, Inc. *	143	9,631

John B Sanfilippo & Son, Inc.	20	1,780

Seneca Foods Corp., Class A *	33	1,678

		13,089

Gas Utilities — 0.5%

New Jersey Resources Corp.	21	815

Northwest Natural Holding Co.	23	1,218

ONE Gas, Inc.	26	1,950

Southwest Gas Holdings, Inc.	18	1,198

		5,181

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 4.9%

Accuray, Inc. * (a)	460	2,078

AngioDynamics, Inc. *	107	2,897

Bioventus, Inc., Class A *	104	1,822

Cardiovascular Systems, Inc. * (a)	270	11,498

Integer Holdings Corp. * (a)	66	6,184

LivaNova plc *	34	2,851

Natus Medical, Inc. *	91	2,364

NuVasive, Inc. *	227	15,406

SeaSpine Holdings Corp. *	20	408

STAAR Surgical Co. *	44	6,664

Varex Imaging Corp. * (a)	35	931

Zynex, Inc. * (a)	161	2,493

		55,596

Health Care Providers & Services — 2.8%

AdaptHealth Corp. *	207	5,674

Apollo Medical Holdings, Inc. * (a)	12	760

Cross Country Healthcare, Inc. *	361	5,957

Ensign Group, Inc. (The)	2	191

HealthEquity, Inc. *	24	1,899

LHC Group, Inc. *	20	4,085

ModivCare, Inc. *	2	391

Option Care Health, Inc. *	175	3,823

Owens & Minor, Inc. (a)	75	3,183

Tenet Healthcare Corp. * (a)	82	5,492

Tivity Health, Inc. * (a)	15	389

		31,844

Health Care Technology — 1.5%

Allscripts Healthcare Solutions, Inc. * (a)	664	12,288

Evolent Health, Inc., Class A *	200	4,216

Inspire Medical Systems, Inc. *	3	580

		17,084

Hotels, Restaurants & Leisure — 1.5%

Bloomin’ Brands, Inc. *	187	5,086

Boyd Gaming Corp. *	70	4,318

Del Taco Restaurants, Inc.	255	2,553

ESC Co. * ‡	64	—	(c)

Marriott Vacations Worldwide Corp. *	33	5,225

		17,182

Household Durables — 2.0%

Ethan Allen Interiors, Inc. (a)	38	1,049

Hooker Furniture Corp.	22	745

Meritage Homes Corp. *	10	931

TopBuild Corp. *	29	5,637

Tri Pointe Homes, Inc. *	678	14,531

		22,893

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	51

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Products — 0.1%

Central Garden & Pet Co., Class A *	24	1,145

Independent Power and Renewable Electricity Producers — 0.1%

Clearway Energy, Inc.	33	844

Clearway Energy, Inc., Class C	8	222

		1,066

Insurance — 0.9%

American Equity Investment Life Holding Co.	50	1,627

Argo Group International Holdings Ltd.	33	1,700

CNO Financial Group, Inc.	112	2,654

First American Financial Corp.	12	753

Heritage Insurance Holdings, Inc.	9	75

Horace Mann Educators Corp.	5	180

James River Group Holdings Ltd.	10	364

Oscar Health, Inc., Class A *	12	252

Primerica, Inc.	7	1,049

Selective Insurance Group, Inc.	14	1,120

Stewart Information Services Corp.	18	1,043

		10,817

Interactive Media & Services — 0.7%

EverQuote, Inc., Class A *	20	650

QuinStreet, Inc. * (a)	199	3,690

Yelp, Inc. * (a)	104	4,136

		8,476

Internet & Direct Marketing Retail — 0.3%

Stamps.com, Inc. * (a)	18	3,565

IT Services — 1.6%

CSG Systems International, Inc.	12	561

DigitalOcean Holdings, Inc. * (a)	61	3,415

EVERTEC, Inc. (Puerto Rico)	36	1,550

LiveRamp Holdings, Inc. *	43	1,991

Perficient, Inc. * (a)	98	7,910

Sykes Enterprises, Inc. *	57	3,034

		18,461

Life Sciences Tools & Services — 0.7%

Adaptive Biotechnologies Corp. *	21	866

Medpace Holdings, Inc. *	23	4,093

Personalis, Inc. *	142	3,593

		8,552

Machinery — 1.7%

Altra Industrial Motion Corp.	68	4,408

Barnes Group, Inc.	17	882

Douglas Dynamics, Inc.	49	1,980

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued

EnPro Industries, Inc. (a)	23	2,205

Kadant, Inc.	13	2,302

Manitowoc Co., Inc. (The) *	77	1,879

Meritor, Inc. *	62	1,452

Rexnord Corp. (a)	9	455

Wabash National Corp. (a)	262	4,199

		19,762

Marine — 0.1%

Costamare, Inc. (Monaco)	60	712

Media — 1.1%

AMC Networks, Inc., Class A * (a)	82	5,458

Hemisphere Media Group, Inc. *	98	1,159

National CineMedia, Inc. (a)	174	884

Sinclair Broadcast Group, Inc., Class A (a)	140	4,660

		12,161

Metals & Mining — 1.5%

Alcoa Corp. *	68	2,498

Allegheny Technologies, Inc. * (a)	89	1,847

Arconic Corp. *	65	2,322

Cleveland-Cliffs, Inc. * (a)	105	2,257

Commercial Metals Co.	77	2,378

Kaiser Aluminum Corp.	10	1,235

Materion Corp. (a)	15	1,123

SunCoke Energy, Inc.	234	1,674

United States Steel Corp. (a)	18	434

Warrior Met Coal, Inc. (a)	77	1,324

Worthington Industries, Inc.	3	170

		17,262

Mortgage Real Estate Investment Trusts (REITs) — 1.5%

Ares Commercial Real Estate Corp.	43	624

Blackstone Mortgage Trust, Inc., Class A (a)	49	1,569

Ellington Financial, Inc.	81	1,553

Granite Point Mortgage Trust, Inc.	19	277

Great Ajax Corp.	6	78

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	41	2,291

KKR Real Estate Finance Trust, Inc. (a)	94	2,031

Ladder Capital Corp.	122	1,410

PennyMac Mortgage Investment Trust	133	2,797

Ready Capital Corp.	24	373

Redwood Trust, Inc.	235	2,842

TPG RE Finance Trust, Inc.	70	936

		16,781

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Multiline Retail — 0.8%

Dillard’s, Inc., Class A (a)	25	4,595

Macy’s, Inc. *	213	4,040

		8,635

Multi-Utilities — 0.1%

Black Hills Corp.	25	1,634

Oil, Gas & Consumable Fuels — 2.5%

Antero Resources Corp. *	271	4,072

Arch Resources, Inc. *	23	1,296

Berry Corp.	33	221

CNX Resources Corp. *	48	650

Delek US Holdings, Inc.	39	852

Dorian LPG Ltd. *	52	734

Falcon Minerals Corp.	21	106

Green Plains, Inc. * (a)	58	1,943

Magnolia Oil & Gas Corp., Class A *	224	3,493

Ovintiv, Inc.	264	8,295

PDC Energy, Inc.	54	2,473

Range Resources Corp. * (a)	127	2,134

Renewable Energy Group, Inc. * (a)	25	1,579

REX American Resources Corp. *	13	1,143

		28,991

Paper & Forest Products — 0.7%

Domtar Corp. *	26	1,447

Glatfelter Corp.	116	1,623

Louisiana-Pacific Corp.	44	2,679

Neenah, Inc.	14	687

Verso Corp., Class A	62	1,103

		7,539

Personal Products — 2.1%

BellRing Brands, Inc., Class A * (a)	328	10,267

Herbalife Nutrition Ltd. *	25	1,312

Honest Co., Inc. (The) * (a)	74	1,196

Medifast, Inc.	5	1,528

Nu Skin Enterprises, Inc., Class A	68	3,858

USANA Health Sciences, Inc. * (a)	52	5,372

		23,533

Pharmaceuticals — 2.1%

Amneal Pharmaceuticals, Inc. *	305	1,560

Amphastar Pharmaceuticals, Inc. *	128	2,576

Arvinas, Inc. *	1	110

BioDelivery Sciences International, Inc. *	532	1,904

Corcept Therapeutics, Inc. * (a)	372	8,188

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued

Endo International plc * (a)	567	2,655

Fulcrum Therapeutics, Inc. * (a)	127	1,328

Landos Biopharma, Inc. *	115	1,333

Lannett Co., Inc. * (a)	356	1,663

Marinus Pharmaceuticals, Inc. * (a)	103	1,853

VYNE Therapeutics, Inc. * (a)	8	27

WaVe Life Sciences Ltd. *	166	1,103

		24,300

Professional Services — 3.5%

Barrett Business Services, Inc.	14	1,010

CACI International, Inc., Class A *	10	2,462

Heidrick & Struggles International, Inc.	8	361

Huron Consulting Group, Inc. *	66	3,248

KBR, Inc. (a)	29	1,087

Kelly Services, Inc., Class A *	163	3,910

Kforce, Inc.	49	3,109

Korn Ferry	34	2,467

ManTech International Corp., Class A	170	14,693

TrueBlue, Inc. *	124	3,488

Upwork, Inc. *	63	3,643

		39,478

Real Estate Management & Development — 0.2%

Realogy Holdings Corp. *	149	2,720

Road & Rail — 0.6%

ArcBest Corp.	98	5,692

Schneider National, Inc., Class B	18	394

Werner Enterprises, Inc. (a)	13	579

		6,665

Semiconductors & Semiconductor Equipment — 2.3%

Amkor Technology, Inc. (a)	79	1,878

Cirrus Logic, Inc. *	17	1,409

Cohu, Inc. * (a)	99	3,657

MACOM Technology Solutions Holdings, Inc. *	16	993

Rambus, Inc. *	204	4,843

SMART Global Holdings, Inc. * (a)	208	9,898

SunPower Corp. * (a)	47	1,359

Veeco Instruments, Inc. * (a)	94	2,256

		26,293

Software — 5.2%

A10 Networks, Inc. * (a)	344	3,873

ACI Worldwide, Inc. * (a)	63	2,352

Alkami Technology, Inc. * (a)	13	463

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	53

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

American Software, Inc., Class A	142	3,127

Appfolio, Inc., Class A * (a)	47	6,580

Avaya Holdings Corp. * (a)	147	3,965

Blackline, Inc. *	6	656

Box, Inc., Class A *	117	2,984

CommVault Systems, Inc. *	59	4,577

Digital Turbine, Inc. *	26	1,977

eGain Corp. *	320	3,672

Envestnet, Inc. *	4	288

JFrog Ltd. (Israel) * (a)	12	546

Momentive Global, Inc. *	245	5,154

Qualys, Inc. *	5	551

SecureWorks Corp., Class A * (a)	89	1,640

Sprout Social, Inc., Class A *	37	3,309

SPS Commerce, Inc. *	3	330

Vonage Holdings Corp. *	315	4,536

Workiva, Inc. *	82	9,162

		59,742

Specialty Retail — 3.0%

Abercrombie & Fitch Co., Class A *	137	6,342

Bed Bath & Beyond, Inc. *	60	1,997

Children’s Place, Inc. (The) * (a)	17	1,545

Group 1 Automotive, Inc.	5	818

Guess?, Inc. (a)	74	1,964

Hibbett, Inc. *	24	2,118

Lithia Motors, Inc., Class A	3	1,168

Murphy USA, Inc.	38	5,058

Signet Jewelers Ltd. *	23	1,826

Sleep Number Corp. *	50	5,454

Sonic Automotive, Inc., Class A (a)	46	2,045

Winmark Corp.	4	788

Zumiez, Inc. *	65	3,178

		34,301

Technology Hardware, Storage & Peripherals — 0.1%

Diebold Nixdorf, Inc. * (a)	68	878

Textiles, Apparel & Luxury Goods — 0.6%

Deckers Outdoor Corp. *	13	4,926

G-III Apparel Group Ltd. *	46	1,505

		6,431

Thrifts & Mortgage Finance — 2.4%

Axos Financial, Inc. *	52	2,408

Essent Group Ltd.	92	4,139

HomeStreet, Inc.	43	1,764

INVESTMENTS	SHARES (000)	VALUE ($000)

Thrifts & Mortgage Finance — continued

Meridian Bancorp, Inc.	185	3,776

MGIC Investment Corp.	116	1,583

Mr. Cooper Group, Inc. *	29	965

NMI Holdings, Inc., Class A *	26	594

Northfield Bancorp, Inc.	174	2,852

PennyMac Financial Services, Inc.	38	2,327

Premier Financial Corp.	14	384

Radian Group, Inc.	144	3,203

Washington Federal, Inc.	103	3,265

		27,260

Trading Companies & Distributors — 2.1%

Boise Cascade Co.	21	1,252

Herc Holdings, Inc. *	135	15,162

MRC Global, Inc. *	151	1,415

NOW, Inc. *	395	3,749

Rush Enterprises, Inc., Class A	18	783

Veritiv Corp. *	21	1,282

		23,643

Water Utilities — 0.6%

American States Water Co.	89	7,101

Wireless Telecommunication Services — 0.3%

Gogo, Inc. * (a)	331	3,762

Total Common Stocks (Cost $826,559)		1,108,560

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Alder Biopharmaceuticals, Inc. * ‡ (Cost $—)	187	165

	SHARES (000)
Short-Term Investments — 11.0%

Investment Companies — 2.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (e) (Cost $30,587)	30,572	30,588

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — 8.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	84,604	84,603

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	10,743	10,743

Total Investment of Cash Collateral from Securities Loaned (Cost $95,353)		95,346

Total Short-Term Investments (Cost $125,940)		125,934

Total Investments — 108.1% (Cost $952,499)		1,234,659
Liabilities in Excess of Other Assets — (8.1)%		(92,747)

NET ASSETS — 100.0%		1,141,912

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $92,471.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	273	09/2021	USD	31,477	(119)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,089,770		$8,367,098		$6,688,103
Investments in affiliates, at value	36,638		206,013		176,586
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	62,062		113,476		522,156
Cash	3		13		5
Receivables:
Investment securities sold	6,690		14,500		9,323
Fund shares sold	3,721		12,808		4,563
Dividends from non-affiliates	658		5,229		1,102
Dividends from affiliates	—	(a)	—	(a)	1
Securities lending income (See Note 2.B.)	10		14		101

Total Assets	1,199,552		8,719,151		7,401,940

LIABILITIES:
Payables:
Investment securities purchased	1,863		27,219		16,333
Collateral received on securities loaned (See Note 2.B.)	62,062		113,476		522,156
Fund shares redeemed	1,204		4,481		15,534
Accrued liabilities:
Investment advisory fees	574		4,589		3,513
Administration fees	56		532		375
Distribution fees	65		235		223
Service fees	125		1,136		468
Custodian and accounting fees	12		66		58
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—
Other	87		286		95

Total Liabilities	66,048		152,020		558,755

Net Assets	$1,133,504		$8,567,131		$6,843,185

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$821,777	$4,340,913	$4,242,925
Total distributable earnings (loss)	311,727	4,226,218	2,600,260

Total Net Assets	$1,133,504	$8,567,131	$6,843,185

Net Assets:
Class A	$279,114	$846,460	$760,153
Class C	13,468	87,848	90,880
Class I	344,974	4,239,905	1,013,916
Class L	—	—	1,096,814
Class R2	—	7,744	31,503
Class R3	—	5,829	9,313
Class R4	—	834	5,878
Class R5	—	1,309,013	40,613
Class R6	495,948	2,069,498	3,794,115

Total	$1,133,504	$8,567,131	$6,843,185

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,736	13,015	29,394
Class C	748	1,935	5,469
Class I	9,911	55,176	34,341
Class L	—	—	35,691
Class R2	—	122	1,283
Class R3	—	90	361
Class R4	—	11	225
Class R5	—	16,969	1,320
Class R6	14,187	26,829	121,733

Net Asset Value (a):
Class A — Redemption price per share	$28.67	$65.04	$25.86
Class C — Offering price per share (b)	18.01	45.39	16.62
Class I — Offering and redemption price per share	34.81	76.84	29.53
Class L — Offering and redemption price per share	—	—	30.73
Class R2 — Offering and redemption price per share	—	63.47	24.55
Class R3 — Offering and redemption price per share	—	64.53	25.79
Class R4 — Offering and redemption price per share	—	76.73	26.08
Class R5 — Offering and redemption price per share	—	77.14	30.76
Class R6 — Offering and redemption price per share	34.96	77.14	31.17
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$30.26	$68.64	$27.29

Cost of investments in non-affiliates	$815,613	$5,192,296	$4,536,797
Cost of investments in affiliates	36,634	205,976	176,567
Investment securities on loan, at value (See Note 2.B.)	60,304	110,670	505,147
Cost of investment of cash collateral (See Note 2.B.)	62,066	113,481	522,195

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)		JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)		JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$357,008		$1,454,574		$414,713		$1,108,725
Investments in affiliates, at value	3,128		52,749		5,812		30,588
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	42,801		97,807		—		95,346
Cash	166		567		—	(a)	855
Deposits at broker for futures contracts	362		3,195		—		1,773
Receivables:
Due from custodian	—		—		—		1,553
Investment securities sold	7,958		—		340		326
Fund shares sold	117		1,197		570		1,553
Dividends from non-affiliates	255		1,562		245		682
Dividends from affiliates	—	(a)	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	8		33		—	(a)	21
Variation margin on futures contracts	—		39		—		11

Total Assets	411,803		1,611,723		421,680		1,241,433

LIABILITIES:
Payables:
Investment securities purchased	464		—		76		1,553
Collateral received on securities loaned (See Note 2.B.)	42,801		97,807		—		95,347
Fund shares redeemed	2,027		2,282		1,420		1,685
Variation margin on futures contracts	3		—		—		—
Accrued liabilities:
Investment advisory fees	217		817		188		564
Administration fees	18		94		25		71
Distribution fees	4		66		50		67
Service fees	17		114		67		123
Custodian and accounting fees	16		21		10		25
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—		—	(a)
Other	50		84		68		86

Total Liabilities	45,617		101,285		1,904		99,521

Net Assets	$366,186		$1,510,438		$419,776		$1,141,912

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$251,608	$944,234	$262,816	$670,141
Total distributable earnings (loss)	114,578	566,204	156,960	471,771

Total Net Assets	$366,186	$1,510,438	$419,776	$1,141,912

Net Assets:
Class A	$7,279	$200,857	$171,962	$135,165
Class C	1,944	8,518	22,348	22,386
Class I	34,171	232,544	148,567	216,248
Class L	—	—	—	317,162
Class R2	481	34,800	—	43,496
Class R3	5,418	17,272	2,223	36,745
Class R4	2,557	28,524	1,146	11,590
Class R5	165,829	58,262	—	9,804
Class R6	148,507	929,661	73,530	349,316

Total	$366,186	$1,510,438	$419,776	$1,141,912

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	105	6,265	8,144	5,743
Class C	29	339	1,376	1,016
Class I	491	6,735	6,514	8,934
Class L	—	—	—	13,114
Class R2	7	1,101	—	1,898
Class R3	78	540	105	1,573
Class R4	37	826	50	482
Class R5	2,374	1,686	—	406
Class R6	2,129	26,856	3,220	14,432

Net Asset Value (a):
Class A — Redemption price per share	$69.13	$32.06	$21.12	$23.54
Class C — Offering price per share (b)	67.97	25.08	16.25	22.04
Class I — Offering and redemption price per share	69.56	34.53	22.81	24.21
Class L — Offering and redemption price per share	—	—	—	24.18
Class R2 — Offering and redemption price per share	68.98	31.62	—	22.92
Class R3 — Offering and redemption price per share	69.34	32.00	21.08	23.36
Class R4 — Offering and redemption price per share	69.59	34.52	22.70	24.05
Class R5 — Offering and redemption price per share	69.85	34.56	—	24.13
Class R6 — Offering and redemption price per share	69.75	34.62	22.83	24.20
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$72.96	$33.84	$22.29	$24.84

Cost of investments in non-affiliates	$260,847	$1,056,063	$324,317	$826,559
Cost of investments in affiliates	3,127	52,744	5,811	30,587
Investment securities on loan, at value (See Note 2.B.)	41,694	95,160	—	92,471
Cost of investment of cash collateral (See Note 2.B.)	42,804	97,814	—	95,353

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$—	$— (a)
Dividend income from non-affiliates	8,325	97,554	13,061
Dividend income from affiliates	23	390	132
Income from securities lending (net) (See Note 2.B.)	236	535	3,875

Total investment income	8,584	98,479	17,068

EXPENSES:
Investment advisory fees	5,007	51,741	38,421
Administration fees	578	5,970	4,433
Distribution fees:
Class A	501	1,970	1,750
Class C	127	657	628
Class R2	—	36	150
Class R3	—	11	18
Service fees:
Class A	501	1,970	1,750
Class C	42	219	209
Class I	620	9,891	2,014
Class L	—	—	1,021
Class R2	—	18	75
Class R3	—	11	18
Class R4	—	2	11
Class R5	—	1,167	34
Custodian and accounting fees	47	261	212
Interest expense to affiliates	— (a)	— (a)	2
Professional fees	51	108	96
Trustees’ and Chief Compliance Officer’s fees	26	46	39
Printing and mailing costs	63	453	378
Registration and filing fees	108	134	268
Transfer agency fees (See Note 2.F.)	27	322	173
Other	30	132	81

Total expenses	7,728	75,119	51,781

Less fees waived	(255)	(867)	(495)
Less expense reimbursements	—	—	(65)

Net expenses	7,473	74,252	51,221

Net investment income (loss)	1,111	24,227	(34,153)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	61,720	1,495,563	863,481
Investments in affiliates	(4)	(41)	(19)

Net realized gain (loss)	61,716	1,495,522	863,462

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	226,199	1,471,926	1,186,256
Investments in affiliates	(9)	(78)	(58)

Change in net unrealized appreciation/depreciation	226,190	1,471,848	1,186,198

Net realized/unrealized gains (losses)	287,906	2,967,370	2,049,660

Change in net assets resulting from operations	$289,017	$2,991,597	$2,015,507

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$— (a)	$—	$—
Dividend income from non-affiliates	4,590	20,569	4,694	11,197
Dividend income from affiliates	10	32	10	26
Non-cash dividend income from non-affiliates	267	—	—	—
Income from securities lending (net) (See Note 2.B.)	178	993	68	811

Total investment income	5,045	21,594	4,772	12,034

EXPENSES:
Investment advisory fees	2,674	8,043	2,242	6,110
Administration fees	309	928	306	764
Distribution fees:
Class A	14	398	411	289
Class C	14	59	185	154
Class R2	1	156	—	190
Class R3	11	35	18	74
Service fees:
Class A	14	398	411	289
Class C	5	20	62	51
Class I	58	418	337	471
Class L	—	—	—	302
Class R2	1	78	—	95
Class R3	11	35	18	74
Class R4	6	40	2	25
Class R5	159	43	—	8
Custodian and accounting fees	76	73	35	87
Interest expense to affiliates	— (a)	— (a)	— (a)	— (a)
Professional fees	72	57	65	57
Trustees’ and Chief Compliance Officer’s fees	26	28	26	28
Printing and mailing costs	3	76	45	57
Registration and filing fees	51	117	52	129
Transfer agency fees (See Note 2.F.)	14	97	54	58
Other	16	31	15	29

Total expenses	3,535	11,130	4,284	9,341

Less fees waived	(264)	(103)	(354)	(22)
Less expense reimbursements	(3)	—	(2)	—

Net expenses	3,268	11,027	3,928	9,319

Net investment income (loss)	1,777	10,567	844	2,715

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	117,591	231,216	94,472	253,215
Investments in affiliates	(2)	(5)	(1)	(6)
Futures contracts	2,848	9,580	553	7,255

Net realized gain (loss)	120,437	240,791	95,024	260,464

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	81,134	419,326	45,272	221,181
Investments in affiliates	(9)	(15)	(4)	(17)
Futures contracts	(93)	(826)	(108)	(172)

Change in net unrealized appreciation/depreciation	81,032	418,485	45,160	220,992

Net realized/unrealized gains (losses)	201,469	659,276	140,184	481,456

Change in net assets resulting from operations	$203,246	$669,843	$141,028	$484,171

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,111	$1,508	$24,227	$37,847
Net realized gain (loss)	61,716	(634)	1,495,522	(144,466)
Change in net unrealized appreciation/depreciation	226,190	(2,118)	1,471,848	(137,311)

Change in net assets resulting from operations	289,017	(1,244)	2,991,597	(243,930)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,491)	(4,206)	(23,187)	(40,838)
Class C	(703)	(1,643)	(3,627)	(6,716)
Class I	(4,107)	(3,897)	(108,102)	(145,648)
Class R2	—	—	(200)	(416)
Class R3	—	—	(135)	(144)
Class R4	—	—	(17)	(23)
Class R5	—	—	(32,929)	(54,434)
Class R6	(4,922)	(3,543)	(56,367)	(73,447)

Total distributions to shareholders	(13,223)	(13,289)	(224,564)	(321,666)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	384,851	139,135	(795,388)	885,158

NET ASSETS:
Change in net assets	660,645	124,602	1,971,645	319,562
Beginning of period	472,859	348,257	6,595,486	6,275,924

End of period	$1,133,504	$472,859	$8,567,131	$6,595,486

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(34,153)	$(8,294)	$1,777	$3,252
Net realized gain (loss)	863,462	185,416	120,437	(28,853)
Change in net unrealized appreciation/depreciation	1,186,198	386,775	81,032	(31,313)

Change in net assets resulting from operations	2,015,507	563,897	203,246	(56,914)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(51,789)	(25,608)	(35)	(207)
Class C	(8,859)	(5,161)	(2)	(85)
Class I	(46,046)	(17,200)	(142)	(765)
Class L	(66,160)	(32,083)	—	—
Class R2	(2,275)	(1,612)	(1)	(7)
Class R3	(511)	(220)	(28)	(227)
Class R4	(280)	(139)	(22)	(104)
Class R5	(1,892)	(807)	(1,585)	(9,535)
Class R6	(204,601)	(90,416)	(2,200)	(9,154)

Total distributions to shareholders	(382,413)	(173,246)	(4,015)	(20,084)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,249,938	692,836	(182,906)	(22,685)

NET ASSETS:
Change in net assets	2,883,032	1,083,487	16,325	(99,683)
Beginning of period	3,960,153	2,876,666	349,861	449,544

End of period	$6,843,185	$3,960,153	$366,186	$349,861

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,567	$13,687	$844	$3,435
Net realized gain (loss)	240,791	(12,093)	95,024	36,663
Change in net unrealized appreciation/depreciation	418,485	(200,038)	45,160	(57,837)

Change in net assets resulting from operations	669,843	(198,444)	141,028	(17,739)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(808)	(10,797)	(6,204)	(21,131)
Class C	(36)	(1,133)	(1,102)	(5,115)
Class I	(1,091)	(14,242)	(5,432)	(17,337)
Class R2	(132)	(2,111)	—	—
Class R3	(77)	(926)	(80)	(1,616)
Class R4	(96)	(6)	(23)	(132)
Class R5	(311)	(2,678)	—	—
Class R6	(6,855)	(51,882)	(2,861)	(9,366)

Total distributions to shareholders	(9,406)	(83,775)	(15,702)	(54,697)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(105,572)	(315,490)	(96,215)	(66,132)

NET ASSETS:
Change in net assets	554,865	(597,709)	29,111	(138,568)
Beginning of period	955,573	1,553,282	390,665	529,233

End of period	$1,510,438	$955,573	$419,776	$390,665

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,715	$6,022
Net realized gain (loss)	260,464	(2,410)
Change in net unrealized appreciation/depreciation	220,992	(106,057)

Change in net assets resulting from operations	484,171	(102,445)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,058)	(357)
Class C	(541)	(14)
Class I	(5,378)	(1,438)
Class L	(9,176)	(3,033)
Class R2	(1,049)	(20)
Class R3	(854)	(95)
Class R4	(302)	(52)
Class R5	(260)	(50)
Class R6	(9,828)	(3,261)

Total distributions to shareholders	(30,446)	(8,320)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(211,849)	(382,146)

NET ASSETS:
Change in net assets	241,876	(492,911)
Beginning of period	900,036	1,392,947

End of period	$1,141,912	$900,036

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$109,217	$54,866	$116,722	$313,626
Distributions reinvested	3,248	3,607	21,887	38,275
Cost of shares redeemed	(38,093)	(37,184)	(216,836)	(415,845)

Change in net assets resulting from Class A capital transactions	74,372	21,289	(78,227)	(63,944)

Class C
Proceeds from shares issued	6,513	10,538	1,644	2,175
Distributions reinvested	247	347	3,552	6,552
Cost of shares redeemed	(25,040)	(22,645)	(26,763)	(27,646)

Change in net assets resulting from Class C capital transactions	(18,280)	(11,760)	(21,567)	(18,919)

Class I
Proceeds from shares issued	169,692	102,711	1,268,974	1,699,465
Distributions reinvested	4,096	3,883	103,830	138,087
Cost of shares redeemed	(67,324)	(62,751)	(1,754,116)	(1,065,103)

Change in net assets resulting from Class I capital transactions	106,464	43,843	(381,312)	772,449

Class R2
Proceeds from shares issued	—	—	2,319	3,031
Distributions reinvested	—	—	185	325
Cost of shares redeemed	—	—	(3,904)	(5,397)

Change in net assets resulting from Class R2 capital transactions	—	—	(1,400)	(2,041)

Class R3
Proceeds from shares issued	—	—	2,006	1,095
Distributions reinvested	—	—	121	125
Cost of shares redeemed	—	—	(731)	(569)

Change in net assets resulting from Class R3 capital transactions	—	—	1,396	651

Class R4
Proceeds from shares issued	—	—	243	51
Distributions reinvested	—	—	17	23
Cost of shares redeemed	—	—	(85)	(60)

Change in net assets resulting from Class R4 capital transactions	—	—	175	14

Class R5
Proceeds from shares issued	—	—	221,138	152,763
Distributions reinvested	—	—	29,974	49,703
Cost of shares redeemed	—	—	(327,115)	(339,014)

Change in net assets resulting from Class R5 capital transactions	—	—	(76,003)	(136,548)

Class R6
Proceeds from shares issued	302,725	115,599	339,610	640,649
Distributions reinvested	4,922	3,542	55,129	72,408
Cost of shares redeemed	(85,352)	(33,378)	(633,189)	(379,561)

Change in net assets resulting from Class R6 capital transactions	222,295	85,763	(238,450)	333,496

Total change in net assets resulting from capital transactions	$384,851	$139,135	$(795,388)	$885,158

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	4,214	2,893	2,112	6,782
Reinvested	132	177	386	760
Redeemed	(1,553)	(2,029)	(3,794)	(9,053)

Change in Class A Shares	2,793	1,041	(1,296)	(1,511)

Class C
Issued	399	854	40	64
Reinvested	16	27	90	184
Redeemed	(1,662)	(1,881)	(671)	(847)

Change in Class C Shares	(1,247)	(1,000)	(541)	(599)

Class I
Issued	5,516	4,514	18,459	31,752
Reinvested	137	157	1,546	2,334
Redeemed	(2,170)	(2,879)	(25,175)	(20,362)

Change in Class I Shares	3,483	1,792	(5,170)	13,724

Class R2
Issued	—	—	41	65
Reinvested	—	—	3	7
Redeemed	—	—	(73)	(120)

Change in Class R2 Shares	—	—	(29)	(48)

Class R3
Issued	—	—	36	25
Reinvested	—	—	2	2
Redeemed	—	—	(13)	(14)

Change in Class R3 Shares	—	—	25	13

Class R4
Issued	—	—	4	1
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(1)	(1)

Change in Class R4 Shares	—	—	3	— (a)

Class R5
Issued	—	—	3,280	2,800
Reinvested	—	—	444	837
Redeemed	—	—	(5,033)	(6,109)

Change in Class R5 Shares	—	—	(1,309)	(2,472)

Class R6
Issued	9,551	5,128	5,171	11,645
Reinvested	164	143	816	1,219
Redeemed	(2,754)	(1,520)	(9,333)	(7,061)

Change in Class R6 Shares	6,961	3,751	(3,346)	5,803

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$226,985	$180,131	$2,641	$1,151
Distributions reinvested	49,234	24,237	33	207
Cost of shares redeemed	(213,049)	(147,817)	(2,091)	(2,401)

Change in net assets resulting from Class A capital transactions	63,170	56,551	583	(1,043)

Class C
Proceeds from shares issued	22,943	21,380	499	545
Distributions reinvested	8,216	4,812	2	85
Cost of shares redeemed	(22,801)	(25,261)	(1,157)	(813)

Change in net assets resulting from Class C capital transactions	8,358	931	(656)	(183)

Class I
Proceeds from shares issued	643,102	288,209	18,383	13,956
Distributions reinvested	36,354	13,161	137	750
Cost of shares redeemed	(316,881)	(164,919)	(7,491)	(11,751)

Change in net assets resulting from Class I capital transactions	362,575	136,451	11,029	2,955

Class L
Proceeds from shares issued	393,659	272,538	—	—
Distributions reinvested	60,559	28,396	—	—
Cost of shares redeemed	(391,534)	(206,673)	—	—

Change in net assets resulting from Class L capital transactions	62,684	94,261	—	—

Class R2
Proceeds from shares issued	8,101	4,229	205	43
Distributions reinvested	2,263	1,583	1	7
Cost of shares redeemed	(12,138)	(9,363)	(32)	(7)

Change in net assets resulting from Class R2 capital transactions	(1,774)	(3,551)	174	43

Class R3
Proceeds from shares issued	4,818	4,272	1,117	2,958
Distributions reinvested	511	220	28	226
Cost of shares redeemed	(3,066)	(812)	(1,599)	(2,501)

Change in net assets resulting from Class R3 capital transactions	2,263	3,680	(454)	683

Class R4
Proceeds from shares issued	2,592	1,777	300	1,260
Distributions reinvested	280	138	22	104
Cost of shares redeemed	(935)	(653)	(1,122)	(780)

Change in net assets resulting from Class R4 capital transactions	1,937	1,262	(800)	584

Class R5
Proceeds from shares issued	28,791	10,790	24,419	34,515
Distributions reinvested	1,891	807	1,497	9,135
Cost of shares redeemed	(20,888)	(5,345)	(85,948)	(80,632)

Change in net assets resulting from Class R5 capital transactions	9,794	6,252	(60,032)	(36,982)

Class R6
Proceeds from shares issued	1,724,853	925,190	55,158	79,125
Distributions reinvested	202,471	89,486	2,200	9,153
Cost of shares redeemed	(1,186,393)	(617,677)	(68,858)	(77,020)
Redemptions in-kind (See Note 8)	—	—	(121,250)	—

Change in net assets resulting from Class R6 capital transactions	740,931	396,999	(132,750)	11,258

Total change in net assets resulting from capital transactions	$1,249,938	$692,836	$(182,906)	$(22,685)

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	9,382	10,856	43	28
Reinvested	2,008	1,419	1	4
Redeemed	(8,756)	(9,052)	(37)	(52)

Change in Class A Shares	2,634	3,223	7	(20)

Class C
Issued	1,419	1,896	9	11
Reinvested	521	419	— (a)	2
Redeemed	(1,453)	(2,281)	(21)	(19)

Change in Class C Shares	487	34	(12)	(6)

Class I
Issued	22,183	15,402	310	317
Reinvested	1,297	682	2	15
Redeemed	(11,189)	(9,213)	(134)	(282)

Change in Class I Shares	12,291	6,871	178	50

Class L
Issued	13,537	14,183	—	—
Reinvested	2,077	1,419	—	—
Redeemed	(13,475)	(10,894)	—	—

Change in Class L Shares	2,139	4,708	—	—

Class R2
Issued	351	269	3	1
Reinvested	97	97	— (a)	— (a)
Redeemed	(538)	(588)	— (a)	— (a)

Change in Class R2 Shares	(90)	(222)	3	1

Class R3
Issued	194	253	18	63
Reinvested	21	13	1	4
Redeemed	(134)	(49)	(29)	(54)

Change in Class R3 Shares	81	217	(10)	13

Class R4
Issued	103	102	6	28
Reinvested	11	8	— (a)	2
Redeemed	(39)	(38)	(19)	(19)

Change in Class R4 Shares	75	72	(13)	11

Class R5
Issued	961	551	405	762
Reinvested	65	41	26	177
Redeemed	(720)	(279)	(1,543)	(1,730)

Change in Class R5 Shares	306	313	(1,112)	(791)

Class R6
Issued	58,986	47,492	903	1,648
Reinvested	6,844	4,411	38	177
Redeemed	(40,499)	(31,625)	(1,256)	(1,769)
Redemptions in-kind (See Note 8)	—	—	(1,716)	—

Change in Class R6 Shares	25,331	20,278	(2,031)	56

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$49,559	$24,245	$16,743	$13,822
Distributions reinvested	774	10,115	5,947	19,511
Cost of shares redeemed	(56,424)	(67,548)	(54,402)	(54,915)

Change in net assets resulting from Class A capital transactions	(6,091)	(33,188)	(31,712)	(21,582)

Class C
Proceeds from shares issued	2,231	527	2,308	1,393
Distributions reinvested	36	1,043	1,087	4,865
Cost of shares redeemed	(7,075)	(6,896)	(15,962)	(14,460)

Change in net assets resulting from Class C capital transactions	(4,808)	(5,326)	(12,567)	(8,202)

Class I
Proceeds from shares issued	96,130	61,608	48,166	28,647
Distributions reinvested	1,087	14,229	4,871	15,360
Cost of shares redeemed	(82,207)	(175,602)	(65,680)	(89,816)

Change in net assets resulting from Class I capital transactions	15,010	(99,765)	(12,643)	(45,809)

Class R2
Proceeds from shares issued	9,353	8,711	—	—
Distributions reinvested	131	2,053	—	—
Cost of shares redeemed	(16,674)	(14,418)	—	—

Change in net assets resulting from Class R2 capital transactions	(7,190)	(3,654)	—	—

Class R3
Proceeds from shares issued	4,769	5,318	1,963	3,971
Distributions reinvested	76	926	67	1,599
Cost of shares redeemed	(5,501)	(7,200)	(15,471)	(6,383)

Change in net assets resulting from Class R3 capital transactions	(656)	(956)	(13,441)	(813)

Class R4
Proceeds from shares issued	25,934	767	704	296
Distributions reinvested	96	6	14	105
Cost of shares redeemed	(7,334)	(740)	(350)	(966)

Change in net assets resulting from Class R4 capital transactions	18,696	33	368	(565)

Class R5
Proceeds from shares issued	19,782	9,383	—	—
Distributions reinvested	304	2,524	—	—
Cost of shares redeemed	(14,144)	(41,707)	—	—

Change in net assets resulting from Class R5 capital transactions	5,942	(29,800)	—	—

Class R6
Proceeds from shares issued	186,228	151,215	19,198	27,441
Distributions reinvested	6,855	51,882	2,455	7,917
Cost of shares redeemed	(319,558)	(345,931)	(47,873)	(24,519)

Change in net assets resulting from Class R6 capital transactions	(126,475)	(142,834)	(26,220)	10,839

Total change in net assets resulting from capital transactions	$(105,572)	$(315,490)	$(96,215)	$(66,132)

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,824	1,212	908	834
Reinvested	34	431	325	1,108
Redeemed	(2,275)	(3,143)	(3,013)	(3,212)

Change in Class A Shares	(417)	(1,500)	(1,780)	(1,270)

Class C
Issued	96	34	151	107
Reinvested	2	56	77	355
Redeemed	(402)	(404)	(1,122)	(1,090)

Change in Class C Shares	(304)	(314)	(894)	(628)

Class I
Issued	3,161	2,798	2,431	1,604
Reinvested	43	565	246	810
Redeemed	(3,109)	(8,060)	(3,338)	(4,928)

Change in Class I Shares	95	(4,697)	(661)	(2,514)

Class R2
Issued	359	442	—	—
Reinvested	6	88	—	—
Redeemed	(636)	(711)	—	—

Change in Class R2 Shares	(271)	(181)	—	—

Class R3
Issued	179	258	116	235
Reinvested	3	40	3	91
Redeemed	(205)	(364)	(833)	(360)

Change in Class R3 Shares	(23)	(66)	(714)	(34)

Class R4
Issued	1,037	39	32	18
Reinvested	3	— (a)	1	6
Redeemed	(237)	(33)	(17)	(52)

Change in Class R4 Shares	803	6	16	(28)

Class R5
Issued	671	416	—	—
Reinvested	12	101	—	—
Redeemed	(537)	(1,734)	—	—

Change in Class R5 Shares	146	(1,217)	—	—

Class R6
Issued	6,644	7,059	949	1,545
Reinvested	268	2,072	124	416
Redeemed	(11,393)	(14,571)	(2,404)	(1,377)

Change in Class R6 Shares	(4,481)	(5,440)	(1,331)	584

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$55,915	$19,360
Distributions reinvested	2,798	328
Cost of shares redeemed	(68,028)	(53,824)

Change in net assets resulting from Class A capital transactions	(9,315)	(34,136)

Class C
Proceeds from shares issued	2,161	1,325
Distributions reinvested	532	13
Cost of shares redeemed	(7,639)	(9,632)

Change in net assets resulting from Class C capital transactions	(4,946)	(8,294)

Class I
Proceeds from shares issued	85,814	54,409
Distributions reinvested	5,201	1,403
Cost of shares redeemed	(119,766)	(148,125)

Change in net assets resulting from Class I capital transactions	(28,751)	(92,313)

Class L
Proceeds from shares issued	37,196	180,077
Distributions reinvested	6,808	2,129
Cost of shares redeemed	(166,460)	(262,774)

Change in net assets resulting from Class L capital transactions	(122,456)	(80,568)

Class R2
Proceeds from shares issued	9,338	7,181
Distributions reinvested	1,022	18
Cost of shares redeemed	(13,958)	(18,727)

Change in net assets resulting from Class R2 capital transactions	(3,598)	(11,528)

Class R3
Proceeds from shares issued	11,021	7,420
Distributions reinvested	799	85
Cost of shares redeemed	(10,861)	(6,924)

Change in net assets resulting from Class R3 capital transactions	959	581

Class R4
Proceeds from shares issued	1,900	3,577
Distributions reinvested	302	52
Cost of shares redeemed	(3,141)	(1,334)

Change in net assets resulting from Class R4 capital transactions	(939)	2,295

Class R5
Proceeds from shares issued	2,149	2,217
Distributions reinvested	151	33
Cost of shares redeemed	(2,583)	(7,177)

Change in net assets resulting from Class R5 capital transactions	(283)	(4,927)

Class R6
Proceeds from shares issued	84,216	69,664
Distributions reinvested	9,563	3,215
Cost of shares redeemed	(136,299)	(226,135)

Change in net assets resulting from Class R6 capital transactions	(42,520)	(153,256)

Total change in net assets resulting from capital transactions	$(211,849)	$(382,146)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	3,069	1,287
Reinvested	144	19
Redeemed	(3,862)	(3,461)

Change in Class A Shares	(649)	(2,155)

Class C
Issued	111	93
Reinvested	29	1
Redeemed	(434)	(673)

Change in Class C Shares	(294)	(579)

Class I
Issued	4,362	3,533
Reinvested	260	79
Redeemed	(6,239)	(9,733)

Change in Class I Shares	(1,617)	(6,121)

Class L
Issued	1,810	11,011
Reinvested	341	120
Redeemed	(8,888)	(17,742)

Change in Class L Shares	(6,737)	(6,611)

Class R2
Issued	455	493
Reinvested	54	1
Redeemed	(706)	(1,228)

Change in Class R2 Shares	(197)	(734)

Class R3
Issued	537	507
Reinvested	42	5
Redeemed	(563)	(460)

Change in Class R3 Shares	16	52

Class R4
Issued	90	226
Reinvested	15	3
Redeemed	(153)	(86)

Change in Class R4 Shares	(48)	143

Class R5
Issued	102	137
Reinvested	8	2
Redeemed	(131)	(432)

Change in Class R5 Shares	(21)	(293)

Class R6
Issued	3,937	4,527
Reinvested	478	181
Redeemed	(6,755)	(14,475)

Change in Class R6 Shares	(2,340)	(9,767)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Year Ended June 30, 2021	$19.11	$(0.03)	$10.08	$10.05	$(0.02)	$(0.47)	$(0.49)
Year Ended June 30, 2020	19.78	0.04	(0.04)	— (f)	(0.02)	(0.65)	(0.67)
Year Ended June 30, 2019	26.65	— (f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	—	(2.72)	(2.72)
Year Ended June 30, 2017	19.14	(0.16)	6.24	6.08	—	(3.19)	(3.19)

Class C
Year Ended June 30, 2021	12.19	(0.08)	6.37	6.29	—	(0.47)	(0.47)
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	—	(2.72)	(2.72)
Year Ended June 30, 2017	15.58	(0.21)	4.94	4.73	—	(3.19)	(3.19)

Class I
Year Ended June 30, 2021	23.09	0.04	12.20	12.24	(0.05)	(0.47)	(0.52)
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	—	(2.72)	(2.72)
Year Ended June 30, 2017	21.17	(0.12)	6.97	6.85	—	(3.19)	(3.19)

Class R6
Year Ended June 30, 2021	23.17	0.11	12.25	12.36	(0.10)	(0.47)	(0.57)
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$28.67	52.98%	$279,114	1.24%	(0.12)%	1.27%	48%
19.11	(0.24)	132,674	1.24	0.19	1.32	48
19.78	0.70	116,751	1.24	(0.01)	1.37	75
26.65	35.55	85,586	1.24	(0.81)	1.36	89
22.03	34.99	66,189	1.25	(0.78)	1.48	41

18.01	52.22	13,468	1.73	(0.56)	1.78	48
12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89
17.12	34.25	36,707	1.74	(1.28)	2.04	41

34.81	53.39	344,974	0.99	0.13	1.02	48
23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89
24.83	35.29	67,496	1.00	(0.53)	1.18	41

34.96	53.76	495,948	0.74	0.37	0.77	48
23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Year Ended June 30, 2021	$45.69	$(0.02)	$21.07	$21.05	$(0.07)	$(1.63)	$(1.70)
Year Ended June 30, 2020	50.05	0.12	(1.95)	(1.83)	(0.15)	(2.38)	(2.53)
Year Ended June 30, 2019	52.43	0.12	0.95	1.07	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.63	0.10	6.67	6.77	(0.10)	(2.87)	(2.97)
Year Ended June 30, 2017	41.68	0.11	8.21	8.32	(0.12)	(1.25)	(1.37)

Class C
Year Ended June 30, 2021	32.42	(0.20)	14.84	14.64	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	36.25	(0.08)	(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)	0.61	0.52	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)	5.04	4.92	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)	6.31	6.22	(0.11)	(1.25)	(1.36)

Class I
Year Ended June 30, 2021	53.70	0.17	24.81	24.98	(0.21)	(1.63)	(1.84)
Year Ended June 30, 2020	58.34	0.30	(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29	1.12	1.41	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26	7.67	7.93	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28	9.37	9.65	(0.21)	(1.25)	(1.46)

Class R2
Year Ended June 30, 2021	44.70	(0.15)	20.59	20.44	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	48.98	0.01	(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	— (f)	0.93	0.93	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)	6.55	6.52	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	— (f)	8.08	8.08	(0.10)	(1.25)	(1.35)

Class R3
Year Ended June 30, 2021	45.38	— (f)	20.92	20.92	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2020	49.73	0.13	(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13	0.92	1.05	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12	6.63	6.75	(0.29)	(2.87)	(3.16)
September 9, 2016 (h) through June 30, 2017	43.22	0.12	6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
Year Ended June 30, 2021	53.63	0.17	24.78	24.95	(0.22)	(1.63)	(1.85)
Year Ended June 30, 2020	58.26	0.29	(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29	1.12	1.41	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33	7.59	7.92	(0.27)	(2.87)	(3.14)
September 9, 2016 (h) through June 30, 2017	49.28	0.23	7.63	7.86	(0.25)	(1.25)	(1.50)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$65.04	46.60%	$846,460	1.26%	(0.03)%	1.27%	29%
45.69	(4.11)	653,887	1.26	0.25	1.27	23
50.05	2.82	791,846	1.23	0.24	1.25	23
52.43	14.33	1,095,395	1.24	0.19	1.26	17
48.63	20.14	1,135,394	1.29	0.24	1.35	21

45.39	45.91	87,848	1.74	(0.50)	1.74	29
32.42	(4.56)	80,258	1.74	(0.24)	1.75	23
36.25	2.31	111,453	1.73	(0.25)	1.75	23
39.12	13.76	143,030	1.74	(0.32)	1.76	17
37.07	19.53	171,352	1.79	(0.25)	1.84	21

76.84	47.01	4,239,905	0.98	0.25	0.99	29
53.70	(3.83)	3,240,725	0.98	0.54	0.99	23
58.34	3.05	2,720,056	0.98	0.51	1.00	23
60.52	14.61	2,868,739	0.98	0.45	1.00	17
55.69	20.50	2,722,213	0.99	0.54	1.07	21

63.47	46.28	7,744	1.48	(0.26)	1.51	29
44.70	(4.32)	6,746	1.49	0.02	1.52	23
48.98	2.56	9,718	1.48	0.00 (g)	1.52	23
51.44	14.02	12,133	1.49	(0.06)	1.52	17
47.81	19.85	13,078	1.53	0.00 (g)	1.73	21

64.53	46.66	5,829	1.23	0.00 (g)	1.24	29
45.38	(4.08)	2,948	1.24	0.28	1.24	23
49.73	2.79	2,597	1.23	0.26	1.25	23
52.13	14.33	2,542	1.23	0.24	1.30	17
48.54	15.92	104	1.24	0.32	1.36	21

76.73	47.01	834	0.98	0.25	1.00	29
53.63	(3.83)	449	0.98	0.53	1.01	23
58.26	3.05	475	0.98	0.50	1.03	23
60.42	14.61	624	0.98	0.57	1.07	17
55.64	16.14	60	0.99	0.55	1.14	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund (continued)
Class R5
Year Ended June 30, 2021	$53.88	$0.30	$24.90	$25.20	$(0.31)	$(1.63)	$(1.94)
Year Ended June 30, 2020	58.51	0.40	(2.30)	(1.90)	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41	1.11	1.52	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37	7.70	8.07	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36	9.42	9.78	(0.26)	(1.25)	(1.51)

Class R6
Year Ended June 30, 2021	53.87	0.34	24.90	25.24	(0.34)	(1.63)	(1.97)
Year Ended June 30, 2020	58.50	0.44	(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44	1.11	1.55	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41	7.69	8.10	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46	9.34	9.80	(0.29)	(1.25)	(1.54)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$77.14	47.29%	$1,309,013	0.79%	0.44%	0.84%	29%
53.88	(3.65)	984,863	0.80	0.71	0.84	23
58.51	3.26	1,214,075	0.79	0.70	0.85	23
60.69	14.83	1,255,251	0.79	0.64	0.85	17
55.84	20.74	1,267,593	0.79	0.68	0.86	21

77.14	47.39	2,069,498	0.73	0.50	0.74	29
53.87	(3.60)	1,625,610	0.74	0.78	0.74	23
58.50	3.33	1,425,704	0.73	0.76	0.75	23
60.68	14.89	1,450,525	0.73	0.71	0.75	17
55.83	20.80	978,649	0.74	0.85	0.76	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Year Ended June 30, 2021	$18.70	$(0.23)		$9.22	$8.99	$(0.01)	$(1.82)	$(1.83)
Year Ended June 30, 2020	17.00	(0.11)		2.88	2.77	—	(1.07)	(1.07)
Year Ended June 30, 2019	18.45	(0.11)		0.67	0.56	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.81	(0.14	)(f)	5.11	4.97	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	—	(0.46)	(0.46)

Class C
Year Ended June 30, 2021	12.53	(0.23)		6.14	5.91	—	(1.82)	(1.82)
Year Ended June 30, 2020	11.78	(0.13)		1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)		0.38	0.24	—	(2.01)	(2.01)
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	—	(1.33)	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	—	(0.46)	(0.46)

Class I
Year Ended June 30, 2021	21.14	(0.20)		10.46	10.26	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	19.05	(0.07)		3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)		0.79	0.71	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	—	(0.46)	(0.46)

Class L
Year Ended June 30, 2021	21.93	(0.16)		10.85	10.69	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.71	(0.04)		3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)		0.82	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	—	(0.46)	(0.46)

Class R2
Year Ended June 30, 2021	17.85	(0.27)		8.79	8.52	—	(1.82)	(1.82)
Year Ended June 30, 2020	16.31	(0.14)		2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)		0.63	0.48	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	—	(0.46)	(0.46)

Class R3
Year Ended June 30, 2021	18.66	(0.23)		9.21	8.98	(0.03)	(1.82)	(1.85)
Year Ended June 30, 2020	17.00	(0.11)		2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)		0.66	0.56	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	—	(1.33)	(1.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.86	48.64%	$760,153	1.23%	(0.95)%		1.25%	52%
18.70	16.92	500,357	1.24	(0.63)		1.27	51
17.00	5.08	400,127	1.24	(0.68)		1.27	58
18.45	35.14	337,933	1.24	(0.83	)(f)	1.29	58
14.81	34.36	196,403	1.24	(0.75)		1.40	42

16.62	47.95	90,880	1.73	(1.44)		1.74	52
12.53	16.32	62,434	1.74	(1.13)		1.77	51
11.78	4.51	58,288	1.74	(1.17)		1.77	58
13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42

29.53	49.03	1,013,916	0.98	(0.70)		0.99	52
21.14	17.19	466,094	0.99	(0.37)		1.01	51
19.05	5.36	289,094	0.99	(0.43)		1.02	58
20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42

30.73	49.21	1,096,814	0.84	(0.55)		0.84	52
21.93	17.40	735,649	0.84	(0.23)		0.86	51
19.71	5.51	568,539	0.84	(0.27)		0.86	58
20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42

24.55	48.29	31,503	1.49	(1.19)		1.51	52
17.85	16.64	24,496	1.49	(0.88)		1.52	51
16.31	4.79	26,011	1.49	(0.94)		1.52	58
17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42

25.79	48.67	9,313	1.24	(0.95)		1.27	52
18.66	16.86	5,217	1.24	(0.63)		1.29	51
17.00	5.08	1,072	1.24	(0.63)		1.37	58
18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R4
Year Ended June 30, 2021	$18.83	$(0.17)		$9.29	$9.12	$(0.05)	$(1.82)	$(1.87)
Year Ended June 30, 2020	17.09	(0.06)		2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)		0.67	0.60	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	—	(1.33)	(1.33)

Class R5
Year Ended June 30, 2021	21.95	(0.16)		10.86	10.70	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.72	(0.04)		3.36	3.32	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)		0.84	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	—	(1.33)	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	—	(0.46)	(0.46)

Class R6
Year Ended June 30, 2021	22.21	(0.13)		10.99	10.86	(0.08)	(1.82)	(1.90)
Year Ended June 30, 2020	19.95	(0.02)		3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)		0.83	0.80	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	—	(0.46)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.08	49.01%	$5,878	0.98%	(0.69)%		0.99%	52%
18.83	17.25	2,821	0.99	(0.38)		1.04	51
17.09	5.30	1,336	0.99	(0.39)		1.01	58
18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

30.76	49.22	40,613	0.84	(0.55)		0.85	52
21.95	17.37	22,261	0.84	(0.23)		0.86	51
19.72	5.50	13,817	0.84	(0.34)		0.86	58
20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

31.17	49.40	3,794,115	0.74	(0.45)		0.74	52
22.21	17.49	2,140,824	0.74	(0.12)		0.76	51
19.95	5.60	1,518,382	0.74	(0.16)		0.76	58
21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
Class A
Year Ended June 30, 2021	$42.12	$(0.01)		$27.38	$27.37	$(0.36)	$—	$(0.36)
Year Ended June 30, 2020	49.98	0.15		(6.00)	(5.85)	(0.15)	(1.86)	(2.01)
Year Ended June 30, 2019	57.16	0.11		(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Year Ended June 30, 2018	52.32	0.04	(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Year Ended June 30, 2017	45.88	(0.04)		11.81	11.77	(0.20)	(5.13)	(5.33)

Class C
Year Ended June 30, 2021	41.41	(0.28)		26.91	26.63	(0.07)	—	(0.07)
Year Ended June 30, 2020	49.27	(0.07)		(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)		(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24	)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24)		11.74	11.50	(0.09)	(5.13)	(5.22)

Class I
Year Ended June 30, 2021	42.35	0.10		27.58	27.68	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.25	0.28		(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23		(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17	(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07		2.07	2.14	—	—	—

Class R2
Year Ended June 30, 2021	42.07	(0.16)		27.35	27.19	(0.28)	—	(0.28)
Year Ended June 30, 2020	50.01	0.05		(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04		(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
Year Ended June 30, 2021	42.23	—	(h)	27.45	27.45	(0.34)	—	(0.34)
Year Ended June 30, 2020	50.18	0.16		(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26		(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$69.13	65.16%	$7,279	1.23%	(0.03)%		1.32%	83%
42.12	(12.40)	4,127	1.24	0.33		1.38	102
49.98	(5.48)	5,896	1.23	0.21		1.36	74
57.16	18.37	4,624	1.24	0.07	(f)	1.41	39
52.32	26.29	2,203	1.24	(0.07)		1.45	61

67.97	64.35	1,944	1.73	(0.50)		1.81	83
41.41	(12.84)	1,690	1.74	(0.16)		1.82	102
49.27	(5.97)	2,307	1.73	(0.30)		1.86	74
56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61

69.56	65.58	34,171	0.99	0.17		1.03	83
42.35	(12.18)	13,264	0.99	0.61		1.06	102
50.25	(5.24)	13,211	0.98	0.45		1.09	74
57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

68.98	64.76	481	1.48	(0.28)		1.68	83
42.07	(12.62)	180	1.49	0.11		1.69	102
50.01	(5.73)	166	1.48	0.08		2.08	74
57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

69.34	65.16	5,418	1.23	(0.01)		1.28	83
42.23	(12.40)	3,692	1.24	0.36		1.30	102
50.18	(5.51)	3,768	1.23	0.53		1.59	74
57.40	16.94	24	1.24	0.10	(f)	1.46	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund) (continued)
Class R4
Year Ended June 30, 2021	$42.37	$0.14		$27.55	$27.69	$(0.47)	$—	$(0.47)
Year Ended June 30, 2020	50.28	0.28		(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23		(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

Class R5
Year Ended June 30, 2021	42.51	0.25		27.65	27.90	(0.56)	—	(0.56)
Year Ended June 30, 2020	50.42	0.36		(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33		(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26	(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20		11.83	12.03	(0.16)	(5.13)	(5.29)

Class R6
Year Ended June 30, 2021	42.45	0.28		27.61	27.89	(0.59)	—	(0.59)
Year Ended June 30, 2020	50.34	0.39		(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39		(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33	(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29		11.76	12.05	(0.25)	(5.13)	(5.38)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$69.59	65.58%	$2,557	0.99%	0.25%		1.04%	83%
42.37	(12.17)	2,125	0.99	0.61		1.06	102
50.28	(5.26)	1,941	0.98	0.45		1.10	74
57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

69.85	65.89	165,829	0.80	0.44		0.89	83
42.51	(12.02)	148,185	0.80	0.78		0.90	102
50.42	(5.07)	215,630	0.79	0.63		0.93	74
57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61

69.75	65.98	148,507	0.74	0.49		0.78	83
42.45	(11.95)	176,598	0.74	0.84		0.80	102
50.34	(5.02)	206,625	0.73	0.75		0.83	74
57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Year Ended June 30, 2021	$18.48	$0.12		$13.59	$13.71	$(0.13)	$—	$(0.13)
Year Ended June 30, 2020	23.65	0.16		(3.82)	(3.66)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.42	0.21		(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Year Ended June 30, 2018	29.18	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)

Class C
Year Ended June 30, 2021	14.52	0.01		10.64	10.65	(0.09)	—	(0.09)
Year Ended June 30, 2020	18.90	0.04		(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07		(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)

Class I
Year Ended June 30, 2021	19.88	0.21		14.62	14.83	(0.18)	—	(0.18)
Year Ended June 30, 2020	25.32	0.23		(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31		(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)

Class R2
Year Ended June 30, 2021	18.25	0.06		13.41	13.47	(0.10)	—	(0.10)
Year Ended June 30, 2020	23.37	0.11		(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15		(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)

Class R3
Year Ended June 30, 2021	18.45	0.13		13.56	13.69	(0.14)	—	(0.14)
Year Ended June 30, 2020	23.61	0.16		(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23		(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (g) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.06	74.48%	$200,857	1.26%	0.48%		1.26%	78%
18.48	(16.78)	123,496	1.25	0.74		1.27	42
23.65	(9.73)	193,505	1.24	0.80		1.26	60
30.42	11.41	336,054	1.24	0.67	(f)	1.30	39
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41

25.08	73.59	8,518	1.73	0.04		1.78	78
14.52	(17.14)	9,340	1.74	0.23		1.78	42
18.90	(10.18)	18,088	1.74	0.33		1.77	60
25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41

34.53	74.94	232,544	0.99	0.76		1.01	78
19.88	(16.55)	131,992	0.99	0.98		1.01	42
25.32	(9.49)	287,014	0.99	1.10		1.01	60
32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41

31.62	74.05	34,800	1.48	0.26		1.58	78
18.25	(16.96)	25,034	1.49	0.51		1.57	42
23.37	(9.94)	36,276	1.49	0.60		1.58	60
30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41

32.00	74.49	17,272	1.23	0.50		1.28	78
18.45	(16.77)	10,384	1.24	0.76		1.29	42
23.61	(9.72)	14,854	1.24	0.89		1.28	60
30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund (continued)
Class R4
Year Ended June 30, 2021	$19.88	$0.22		$14.61	$14.83	$(0.19)	$—	$(0.19)
Year Ended June 30, 2020	25.28	0.19		(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30		(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (g) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Year Ended June 30, 2021	19.89	0.24		14.64	14.88	(0.21)	—	(0.21)
Year Ended June 30, 2020	25.34	0.26		(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34		(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)

Class R6
Year Ended June 30, 2021	19.92	0.27		14.66	14.93	(0.23)	—	(0.23)
Year Ended June 30, 2020	25.38	0.29		(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38		(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$34.52	74.92%	$28,524	0.98%	0.69%		1.00%	78%
19.88	(16.52)	464	0.99	0.92		1.16	42
25.28	(9.51)	436	0.99	1.10		1.04	60
32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

34.56	75.16	58,262	0.86	0.87		0.86	78
19.89	(16.44)	30,637	0.85	1.11		0.87	42
25.34	(9.35)	69,857	0.84	1.21		0.86	60
32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41

34.62	75.36	929,661	0.76	0.98		0.76	78
19.92	(16.37)	624,226	0.75	1.24		0.76	42
25.38	(9.25)	933,252	0.74	1.36		0.76	60
32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
Class A
Year Ended June 30, 2021	$15.52	$0.01	$6.32	$6.33	$(0.10)	$(0.63)	$(0.73)
Year Ended June 30, 2020	18.24	0.11	(0.71)	(0.60)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Year Ended June 30, 2018	22.11	0.15	2.29	2.44	(0.13)	(1.66)	(1.79)
Year Ended June 30, 2017	19.48	0.08	2.62	2.70	(0.07)	— (f)	(0.07)

Class C
Year Ended June 30, 2021	12.08	(0.06)	4.89	4.83	(0.03)	(0.63)	(0.66)
Year Ended June 30, 2020	14.64	0.01	(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	— (f)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04	1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)	2.24	2.20	(0.02)	— (f)	(0.02)

Class I
Year Ended June 30, 2021	16.71	0.06	6.82	6.88	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.48	0.16	(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22	2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14	2.75	2.89	(0.10)	— (f)	(0.10)

Class R3
Year Ended June 30, 2021	15.41	0.03	6.27	6.30	—	(0.63)	(0.63)
Year Ended June 30, 2020	18.12	0.11	(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13	2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11	2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Year Ended June 30, 2021	16.64	0.05	6.79	6.84	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.41	0.15	(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19	2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12	2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Year Ended June 30, 2021	16.73	0.11	6.82	6.93	(0.20)	(0.63)	(0.83)
Year Ended June 30, 2020	19.49	0.21	(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27	2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19	2.76	2.95	(0.12)	— (f)	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.12	41.59%	$171,962	1.11%	0.06%	1.20%	122%
15.52	(4.62)	154,019	1.14	0.62	1.22	92
18.24	0.81	204,131	1.14	0.49	1.31	82
22.76	11.18	314,171	1.14	0.65	1.29	62
22.11	13.91	304,927	1.14	0.40	1.38	70

16.25	40.87	22,348	1.60	(0.42)	1.69	122
12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	0.00 (g)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62
18.90	13.20	81,761	1.74	(0.21)	1.87	70

22.81	41.95	148,567	0.86	0.29	0.94	122
16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62
23.22	14.17	310,316	0.89	0.65	1.11	70

21.08	41.57	2,223	1.08	0.20	1.18	122
15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62
22.08	11.07	8,854	1.15	0.64	1.34	70

22.70	41.87	1,146	0.86	0.26	0.93	122
16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62
23.20	11.30	22	0.90	0.67	1.11	70

22.83	42.21	73,530	0.60	0.57	0.68	122
16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
23.25	14.52	183,859	0.65	0.86	0.77	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Year Ended June 30, 2021	$14.84	$(0.01)		$9.26	$9.25	$(0.04)	$(0.51)	$(0.55)
Year Ended June 30, 2020	15.96	0.03		(1.10)	(1.07)	(0.04)	(0.01)	(0.05)
Year Ended June 30, 2019	19.60	0.03		(1.81)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	18.10	—	(f)(g)	2.69	2.69	—	(1.19)	(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)

Class C
Year Ended June 30, 2021	13.96	(0.10)		8.69	8.59	—	(0.51)	(0.51)
Year Ended June 30, 2020	15.06	(0.05)		(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)		(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09	)(g)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)

Class I
Year Ended June 30, 2021	15.25	0.04		9.51	9.55	(0.08)	(0.51)	(0.59)
Year Ended June 30, 2020	16.40	0.07		(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07		(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05	(g)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)

Class L
Year Ended June 30, 2021	15.23	0.07		9.51	9.58	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.38	0.10		(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10		(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08	(g)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)

Class R2
Year Ended June 30, 2021	14.48	(0.06)		9.02	8.96	(0.01)	(0.51)	(0.52)
Year Ended June 30, 2020	15.58	(0.01)		(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)		(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05	)(g)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)

Class R3
Year Ended June 30, 2021	14.74	(0.01)		9.20	9.19	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2020	15.87	0.03		(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04		(1.81)	(1.77)	— (f)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01	(g)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (i) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.54	63.19%	$135,165	1.22%	(0.03)%		1.22%	94%
14.84	(6.76)	94,883	1.22	0.18		1.23	52
15.96	(8.77)	136,432	1.22	0.16		1.22	64
19.60	15.40	210,050	1.22	0.00	(g)(h)	1.23	52
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53

22.04	62.34	22,386	1.73	(0.56)		1.73	94
13.96	(7.25)	18,297	1.74	(0.34)		1.74	52
15.06	(9.22)	28,451	1.72	(0.35)		1.73	64
18.70	14.85	45,633	1.73	(0.50	)(g)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53

24.21	63.52	216,248	0.96	0.21		0.97	94
15.25	(6.51)	160,892	0.96	0.44		0.96	52
16.40	(8.49)	273,370	0.96	0.41		0.96	64
20.05	15.73	433,317	0.96	0.27	(g)	0.97	52
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53

24.18	63.78	317,162	0.81	0.37		0.81	94
15.23	(6.37)	302,427	0.81	0.60		0.81	52
16.38	(8.42)	433,521	0.81	0.58		0.81	64
20.05	15.95	554,361	0.81	0.42	(g)	0.82	52
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53

22.92	62.71	43,496	1.48	(0.31)		1.48	94
14.48	(7.01)	30,330	1.48	(0.09)		1.49	52
15.58	(8.95)	44,064	1.47	(0.07)		1.49	64
19.22	15.13	49,715	1.48	(0.25	)(g)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53

23.36	63.20	36,745	1.21	(0.04)		1.21	94
14.74	(6.78)	22,953	1.21	0.20		1.21	52
15.87	(8.75)	23,887	1.21	0.23		1.21	64
19.50	15.49	17,655	1.21	0.04	(g)	1.21	52
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R4
Year Ended June 30, 2021	$15.16	$0.04		$9.46	$9.50	$(0.10)	$(0.51)	$(0.61)
Year Ended June 30, 2020	16.32	0.07		(1.12)	(1.05)	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08		(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05	(g)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Year Ended June 30, 2021	15.20	0.07		9.49	9.56	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.34	0.09		(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11		(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08	(g)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Year Ended June 30, 2021	15.25	0.09		9.51	9.60	(0.14)	(0.51)	(0.65)
Year Ended June 30, 2020	16.40	0.11		(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12		(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10	(g)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24.05	63.52%	$11,590	0.97%	0.20%		0.98%	94%
15.16	(6.55)	8,042	0.97	0.45		0.98	52
16.32	(8.52)	6,313	0.97	0.45		0.98	64
19.98	15.73	5,773	1.01	0.28	(g)	1.04	52
18.44	13.24	794	1.00	0.89	(g)	1.07	53

24.13	63.83	9,804	0.81	0.35		0.81	94
15.20	(6.36)	6,496	0.81	0.56		0.81	52
16.34	(8.39)	11,770	0.81	0.64		0.81	64
20.01	15.83	6,491	0.85	0.43	(g)	0.86	52
18.45	13.44	145	0.83	0.51	(g)	0.90	53

24.20	63.87	349,316	0.71	0.46		0.72	94
15.25	(6.27)	255,716	0.71	0.68		0.71	52
16.40	(8.30)	435,139	0.71	0.70		0.72	64
20.07	16.05	455,851	0.71	0.53	(g)	0.72	52
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Sustainable Leaders Fund(1)	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan SMID Cap Equity Fund(2)	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective July 1, 2021, JPMorgan Small Cap Core Fund changed its name to JPMorgan Small Cap Sustainable Leaders Fund.
(2)	Effective November 1, 2020, JPMorgan Intrepid Mid Cap Fund changed its name to JPMorgan SMID Cap Equity Fund.

The investment objective of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) and JPMorgan Small Cap Sustainable Leaders Fund (“Small Cap Sustainable Leaders Fund”) is to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan SMID Cap Equity Fund (“SMID Cap Equity Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares of Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

All share classes of Small Cap Equity Fund are publicly offered on a limited basis. Effective as of the close of business on February 5, 2021, all share classes of Small Cap Growth Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the

98	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$1,089,770	$—	$—		$1,089,770
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	36,638	—	—		36,638
Investment of Cash Collateral from Securities Loaned	62,062	—	—		62,062

Total Short-Term Investments	98,700	—	—		98,700

Total Investments in Securities	$1,188,470	$—	$—	(a)	$1,188,470

(a)	Amount rounds to less than one thousand.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,686,587	$—	$—	$8,686,587

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$6,688,103	$—	$—		$6,688,103
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	176,586	—	—		176,586
Investment of Cash Collateral from Securities Loaned	522,156	—	—		522,156

Total Short-Term Investments	698,742	—	—		698,742

Total Investments in Securities	$7,386,845	$—	$—(a)		$7,386,845

(a)	Amount rounds to less than one thousand.

Small Cap Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$357,008	$—	$—		$357,008
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	3,128	—	—		3,128
Investment of Cash Collateral from Securities Loaned	42,801	—	—		42,801

Total Short-Term Investments	45,929	—	—		45,929

Total Investments in Securities	$402,937	$—	$—	(a)	$402,937

Appreciation in Other Financial Instruments
Futures Contracts	$1	$—	$—		$1

(a)	Amount rounds to less than one thousand.

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,605,130	$—	$—	$1,605,130

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(547)	$—	$—	$(547)

(a)	Please refer to the SOI for specifics of portfolio holdings.

100	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

SMID Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$420,525	$—	$—	$420,525

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Aerospace & Defense	$6,053	$—	$—		$6,053
Air Freight & Logistics	9,148	—	—		9,148
Airlines	4,598	—	—		4,598
Auto Components	6,198	—	—		6,198
Automobiles	204	—	—		204
Banks	79,787	—	—		79,787
Biotechnology	95,980	—	—		95,980
Building Products	7,093	—	—		7,093
Capital Markets	21,311	—	—		21,311
Chemicals	22,548	—	—		22,548
Commercial Services & Supplies	28,587	—	—		28,587
Communications Equipment	19,200	—	—		19,200
Construction & Engineering	42,227	—	—		42,227
Construction Materials	700	—	—		700
Consumer Finance	13,548	—	—		13,548
Containers & Packaging	2,879	—	—		2,879
Distributors	5,578	—	—		5,578
Diversified Consumer Services	2,435	—	—		2,435
Diversified Telecommunication Services	355	—	—		355
Electric Utilities	5,629	—	—		5,629
Electrical Equipment	10,817	—	—		10,817
Electronic Equipment, Instruments & Components	24,457	—	—		24,457
Energy Equipment & Services	6,446	—	—		6,446
Entertainment	12,498	—	—		12,498
Equity Real Estate Investment Trusts (REITs)	62,911	—	—		62,911
Food & Staples Retailing	2,838	—	—		2,838
Food Products	13,089	—	—		13,089
Gas Utilities	5,181	—	—		5,181
Health Care Equipment & Supplies	55,596	—	—		55,596
Health Care Providers & Services	31,844	—	—		31,844
Health Care Technology	17,084	—	—		17,084
Hotels, Restaurants & Leisure	17,182	—	—	(a)	17,182
Household Durables	22,893	—	—		22,893
Household Products	1,145	—	—		1,145
Independent Power and Renewable Electricity Producers	1,066	—	—		1,066
Insurance	10,817	—	—		10,817
Interactive Media & Services	8,476	—	—		8,476
Internet & Direct Marketing Retail	3,565	—	—		3,565
IT Services	18,461	—	—		18,461
Life Sciences Tools & Services	8,552	—	—		8,552
Machinery	19,762	—	—		19,762
Marine	712	—	—		712

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

U.S. Small Company Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Media	$12,161	$—	$—		$12,161
Metals & Mining	17,262	—	—		17,262
Mortgage Real Estate Investment Trusts (REITs)	16,781	—	—		16,781
Multiline Retail	8,635	—	—		8,635
Multi-Utilities	1,634	—	—		1,634
Oil, Gas & Consumable Fuels	28,991	—	—		28,991
Paper & Forest Products	7,539	—	—		7,539
Personal Products	23,533	—	—		23,533
Pharmaceuticals	24,300	—	—		24,300
Professional Services	39,478	—	—		39,478
Real Estate Management & Development	2,720	—	—		2,720
Road & Rail	6,665	—	—		6,665
Semiconductors & Semiconductor Equipment	26,293	—	—		26,293
Software	59,742	—	—		59,742
Specialty Retail	34,301	—	—		34,301
Technology Hardware, Storage & Peripherals	878	—	—		878
Textiles, Apparel & Luxury Goods	6,431	—	—		6,431
Thrifts & Mortgage Finance	27,260	—	—		27,260
Trading Companies & Distributors	23,643	—	—		23,643
Water Utilities	7,101	—	—		7,101
Wireless Telecommunication Services	3,762	—	—		3,762

Total Common Stocks	1,108,560	—	—	(a)	1,108,560

Rights	—	—	165		165
Short-Term Investments
Investment Companies	30,588	—	—		30,588
Investment of Cash Collateral from Securities Loaned	95,346	—	—		95,346

Total Short-Term Investments	125,934	—	—		125,934

Total Investments in Securities	$1,234,494	$—	$165		$1,234,659

Depreciation in Other Financial Instruments
Futures Contracts	$(119)	$—	$—		$(119)

(a)	Amount rounds to less than one thousand.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

102	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$60,304	$(60,304)	$—
Small Cap Equity Fund	110,670	(110,670)	—
Small Cap Growth Fund	505,147	(505,147)	—
Small Cap Sustainable Leaders Fund	41,694	(41,694)	—
Small Cap Value Fund	95,160	(95,160)	—
U.S. Small Company Fund	92,471	(92,471)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended June 30, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Small Cap Blend Fund	$3
Small Cap Equity Fund	13
Small Cap Growth Fund	30
Small Cap Sustainable Leaders Fund	3
Small Cap Value Fund	6
SMID Cap Equity Fund	2
U.S. Small Company Fund	7

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

SMID Cap Equity Fund did not have any securities out on loan at June 30, 2021.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Small Cap Blend Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$17,254	$319,425	$300,034	$(4)	$(3)	$36,638	36,619	$23		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	28,015	170,000	143,000	(6)*	(6)	55,003	55,003	55	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	6,247	126,905	126,093	—	—	7,059	7,059	2	*	—

Total	$51,516	$616,330	$569,127	$(10)	$(9)	$98,700		$80		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Equity Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$276,403	$2,318,849	$2,389,126	$(41)	$(72)	$206,013	205,911	$390		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	253,095	985,500	1,136,499	(62)*	(6)	102,028	102,028	344	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	32,048	392,064	412,664	—	—	11,448	11,448	10	*	—

Total	$561,546	$3,696,413	$3,938,289	$(103)	$(78)	$319,489		$744		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

104	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

Small Cap Growth Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$123,428	$2,048,170	$1,994,977	$(19)	$(16)	$176,586	176,498	$132		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	284,105	1,702,150	1,518,800	(100)*	(42)	467,313	467,313	726	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	32,903	750,879	728,939	—	—	54,843	54,843	20	*	—

Total	$440,436	$4,501,199	$4,242,716	$(119)	$(58)	$698,742		$878		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Sustainable Leaders Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$9,177	$144,216	$150,263	$(2)	$— (c)	$3,128	3,127	$10		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	21,006	126,100	109,999	(1)*	(9)	37,097	37,096	47	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	3,876	114,364	112,536	—	—	5,704	5,704	2	*	—

Total	$34,059	$384,680	$372,798	$(3)	$(9)	$45,929		$59		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Small Cap Value Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$14,798	$508,716	$470,760	$(5)	$— (c)	$52,749	52,722	$32		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	64,032	347,999	322,701	(15)*	(15)	89,300	89,300	137	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	5,596	209,045	206,134	—	—	8,507	8,507	5	*	—

Total	$84,426	$1,065,760	$999,595	$(20)	$(15)	$150,556		$174		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

SMID Cap Equity Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$4,828	$140,678	$139,692	$(1)	$(1)	$5,812	5,809	$10		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	15,004	34,100	49,100	(1)*	(3)	—	—	13	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	5,757	75,258	81,015	—	—	—	—	1	*	—

Total	$25,589	$250,036	$269,807	$(2)	$(4)	$5,812		$24		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

106	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

U.S. Small Company Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$14,420	$519,454	$503,280	$(6)	$— (c)	$30,588	30,572	$26		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	82,037	338,000	335,401	(16)*	(17)	84,603	84,604	158	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	9,849	203,308	202,414	—	—	10,743	10,743	6	*	—

Total	$106,306	$1,060,762	$1,041,095	$(22)	$(17)	$125,934		$190		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — Small Cap Sustainable Leaders Fund, Small Cap Value Fund, SMID Cap Equity Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2021:

	Small Cap Sustainable Leaders Fund	Small Cap Value Fund	SMID Cap Equity Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$7,386	$21,563	$1,908	$17,784
Ending Notional Balance Long	9,224	53,384	—	31,477

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2021 are as follows:

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$19	$2	$6	n/a	n/a		n/a		n/a		n/a		$—	(a)	$27
Small Cap Equity Fund
Transfer agency fees	229	5	54	n/a	$2		$—	(a)	$—	(a)	$11		21		322
Small Cap Growth Fund
Transfer agency fees	56	3	15	$7	5		2		—	(a)	1		84		173
Small Cap Sustainable Leaders Fund
Transfer agency fees	2	1	1	n/a	—	(a)	—	(a)	—	(a)	6		4		14
Small Cap Value Fund
Transfer agency fees	11	2	10	n/a	24		4		—	(a)	2		44		97
SMID Cap Equity Fund
Transfer agency fees	40	2	10	n/a	n/a		—	(a)	—	(a)	n/a		2		54
U.S. Small Company Fund
Transfer agency fees	12	5	10	5	9		1		2		—	(a)	14		58

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Blend Fund	$273	$(101)	$(172)
Small Cap Equity Fund	—	(5,229)	5,229

108	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Growth Fund	$80,704	$18,355	$(99,059)
Small Cap Sustainable Leaders Fund	61,857	(119)	(61,738)
Small Cap Value Fund	(250)	(282)	532
SMID Cap Equity Fund	16,171	14	(16,185)
U.S. Small Company Fund	—	172	(172)

The reclassifications for the Funds relate primarily to redemptions in-kind, net operating losses, non-taxable dividends, redesignation of distributions and tax equalization.

I. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Sustainable Leaders Fund	0.65
Small Cap Value Fund	0.65
SMID Cap Equity Fund	0.55
U.S. Small Company Fund	0.60

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2021, the effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Sustainable Leaders Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
SMID Cap Equity Fund	0.25	0.75	n/a	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$74	$—	(a)
Small Cap Equity Fund	5	—	(a)
Small Cap Growth Fund	132	—	(a)
Small Cap Sustainable Leaders Fund	2	—
Small Cap Value Fund	14	—	(a)
SMID Cap Equity Fund	4	—	(a)
U.S. Small Company Fund	10	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Sustainable Leaders Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
SMID Cap Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.25	n/a
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Small Cap Blend Fund	1.24%		1.74%		0.99%		n/a	n/a		n/a		n/a		n/a		0.74%
Small Cap Equity Fund	n/a		n/a		0.99		n/a	1.49%		n/a		0.99%		0.80%		n/a
Small Cap Growth Fund	1.24		1.74		0.99		n/a	1.49		1.24%		0.99		0.84		0.74%
Small Cap Sustainable Leaders Fund	1.24	(1)	1.74	(1)	0.99	(1)	n/a	1.49	(1)	1.24	(1)	0.99	(1)	0.80	(1)	0.74	(1)
Small Cap Value Fund	n/a		1.74		0.99		n/a	1.49		1.24		0.99		n/a		n/a
SMID Cap Equity Fund	1.14	(2)	1.64	(2)	0.89	(2)	n/a	n/a		1.14	(2)	0.89	(2)	n/a		0.64	(2)
U.S. Small Company Fund	n/a		n/a		n/a		n/a	n/a		n/a		n/a		n/a		n/a

(1)

Effective July 1, 2021, the contractual expense limitations changed to 1.14%, 1.64%, 0.89%, 1.39%, 1.14%, 0.89%, 0.70% and 0.65% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

110	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

(2)

During the period September 1, 2020 through November 13, 2020, the Adviser, Administrator and/or JPMDS voluntarily waived fees to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.99%, 1.49%, 0.74%, 0.99%, 0.74% and 0.49% of Class A, Class C, Class I, Class R3, Class R4 and Class R6 Shares average net assets, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021 for Small Cap Blend Fund, Small Cap Equity Fund, Small Cap Growth Fund, Small Cap Sustainable Leaders Fund and Small Cap Value Fund and are in place until at least October 31, 2022 for SMID Cap Equity Fund.

For the year ended June 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$126	$84	$26	$236	$—
Small Cap Equity Fund	—	—	552	552	—
Small Cap Growth Fund	193	126	69	388	65
Small Cap Sustainable Leaders Fund	109	73	73	255	3
Small Cap Value Fund	1	—	75	76	—
SMID Cap Equity Fund	179	117	50	346	2

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2021 were as follows:

Small Cap Blend Fund	$19
Small Cap Equity Fund	315
Small Cap Growth Fund	107
Small Cap Sustainable Leaders Fund	9
Small Cap Value Fund	27
SMID Cap Equity Fund	8
U.S. Small Company Fund	22

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2021, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$704,357	$357,513
Small Cap Equity Fund	2,198,825	3,095,738
Small Cap Growth Fund	3,759,825	2,971,379
Small Cap Sustainable Leaders Fund	326,237	390,475
Small Cap Value Fund	931,651	1,071,322
SMID Cap Equity Fund	484,774	592,053
U.S. Small Company Fund	925,276	1,178,054

During the year ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$931,767	$270,851	$14,148	$256,703
Small Cap Equity Fund	5,502,891	3,201,174	17,478	3,183,696
Small Cap Growth Fund	5,316,302	2,274,842	204,299	2,070,543
Small Cap Sustainable Leaders Fund	310,093	104,031	11,186	92,845
Small Cap Value Fund	1,221,609	408,478	25,504	382,974
SMID Cap Equity Fund	330,209	91,710	1,394	90,316
U.S. Small Company Fund	970,142	292,319	27,921	264,398

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in passive foreign investment companies (“PFICs”) and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$1,555	$11,668	$13,223
Small Cap Equity Fund	28,832	195,732	224,564
Small Cap Growth Fund	66,039	316,374	382,413
Small Cap Sustainable Leaders Fund	4,015	—	4,015
Small Cap Value Fund	9,406	—	9,406
SMID Cap Equity Fund	5,558	10,144	15,702
U.S. Small Company Fund	11,266	19,180	30,446

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$1,416	$11,873	$13,289
Small Cap Equity Fund	35,363	286,303	321,666
Small Cap Growth Fund	7,006	166,240	173,246
Small Cap Sustainable Leaders Fund	3,466	16,618	20,084
Small Cap Value Fund	14,435	69,340	83,775
SMID Cap Equity Fund	3,030	51,667	54,697
U.S. Small Company Fund	7,802	518	8,320

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

112	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$25,821	$29,244	$256,703
Small Cap Equity Fund	226,558	816,050	3,183,696
Small Cap Growth Fund	169,160	381,771	2,070,543
Small Cap Sustainable Leaders Fund	11,002	11,357	92,845
Small Cap Value Fund	64,029	119,256	382,974
SMID Cap Equity Fund	34,406	32,383	90,316
U.S. Small Company Fund	86,855	120,583	264,398

The cumulative timing differences primarily consist of wash sale loss deferrals, investments in PFICs, non-taxable dividends and late year ordinary loss deferrals.

As of June 30, 2021, the Funds did not have any net capital loss carryforwards.

Late year ordinary losses incurred after December 31 and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the following Funds deferred to July 1, 2021 the following late year ordinary losses and specified ordinary losses of:

	Late Year Ordinary Loss Deferral	Specified Ordinary Losses
Small Cap Growth Fund	$21,161	$—
Small Cap Sustainable Leaders Fund	—	574
SMID Cap Equity Fund	95	—
U.S. Small Company Fund	21	—

During the year ended June 30, 2021, the following Funds utilized capital loss carryforwards as follows:

Capital Loss Utilized
Short-Term
Small Cap Sustainable Leaders Fund	$2,830
Small Cap Value Fund	31,422
U.S. Small Company Fund	40

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	—	—	2	63.2%
Small Cap Equity Fund	—	—	3	48.3
Small Cap Growth Fund	—	—	1	16.4
Small Cap Sustainable Leaders Fund	—	—	2	50.3
Small Cap Value Fund	—	—	1	11.7
SMID Cap Equity Fund	1	23.5%	1	15.3
U.S. Small Company Fund	—	—	3	41.0

As of June 30, 2021, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	18.6%	12.9%

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Because Small Cap Value Fund invests in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Funds invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have

114	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemption in-kind

On June 15, 2021, certain shareholders sold Class R6 Shares of Small Cap Sustainable Leaders Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
Small Cap Sustainable Leaders Fund	$121,250	*	$48,077	Redemption in-kind

*	This amount includes cash of $3,182 associated with the redemption in-kind.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	115

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Sustainable Leaders Fund, JPMorgan U.S. Small Company Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan SMID Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund) and JPMorgan U.S. Small Company Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund) (three of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

116	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	117

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

118	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	119

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

120	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,131.90	$6.55	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,128.40	9.18	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,133.10	5.24	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R6
Actual	1,000.00	1,134.70	3.92	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,111.20	6.60	1.26
Hypothetical	1,000.00	1,018.55	6.31	1.26
Class C
Actual	1,000.00	1,108.70	9.10	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,112.70	5.13	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R2
Actual	1,000.00	1,110.00	7.80	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,111.40	6.44	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Equity Fund (continued)
Class R4
Actual	$1,000.00	$1,112.70	$5.19	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,113.80	4.19	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,114.10	3.88	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,008.60	6.18	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,006.10	8.61	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,009.90	4.93	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	1,010.50	4.19	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R2
Actual	1,000.00	1,007.80	7.42	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,008.60	6.18	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,010.10	4.88	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,010.50	4.19	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,011.40	3.69	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
Class A
Actual	1,000.00	1,195.40	6.75	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,192.20	9.46	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,196.80	5.39	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	1,193.80	8.10	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,195.30	6.75	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24

122	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund) (continued)
Class R4
Actual	$1,000.00	$1,196.70	$5.39	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,197.90	4.36	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,198.20	4.03	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,282.80	7.08	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,279.60	9.78	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,284.30	5.61	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	1,281.20	8.43	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,283.00	7.02	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,284.30	5.61	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,284.80	4.82	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	1,286.20	4.25	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
Class A
Actual	1,000.00	1,127.00	6.01	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,124.60	8.64	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,128.10	4.70	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R3
Actual	1,000.00	1,126.70	6.01	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,127.70	4.70	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R6
Actual	1,000.00	1,129.60	3.38	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	123

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,185.90	$6.56	1.21%
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class C
Actual	1,000.00	1,182.40	9.36	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,187.30	5.21	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class L
Actual	1,000.00	1,187.60	4.39	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R2
Actual	1,000.00	1,184.50	7.96	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class R3
Actual	1,000.00	1,185.80	6.56	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class R4
Actual	1,000.00	1,187.10	5.26	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class R5
Actual	1,000.00	1,188.10	4.34	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,188.00	3.85	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

124	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	125

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be pro- vided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2021:

Dividends Received Deduction
JPMorgan Small Cap Blend Fund	100.00%
JPMorgan Small Cap Equity Fund	100.00
JPMorgan Small Cap Growth Fund	17.48
JPMorgan Small Cap Sustainable Leaders Fund	91.55
JPMorgan Small Cap Value Fund	100.00
JPMorgan SMID Cap Equity Fund	64.86
JPMorgan U.S. Small Company Fund	77.44

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021:

Long-Term Capital Gain Distribution
JPMorgan Small Cap Blend Fund	$11,942
JPMorgan Small Cap Equity Fund	195,732
JPMorgan Small Cap Growth Fund	372,421
JPMorgan Small Cap Sustainable Leaders Fund	16,298
JPMorgan SMID Cap Equity Fund	22,238
JPMorgan U.S. Small Company Fund	19,180

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021:

Qualified Dividend Income
JPMorgan Small Cap Blend Fund	$1,555
JPMorgan Small Cap Equity Fund	28,832
JPMorgan Small Cap Growth Fund	11,516
JPMorgan Small Cap Sustainable Leaders Fund	3,729
JPMorgan Small Cap Value Fund	9,406
JPMorgan SMID Cap Equity Fund	3,699
JPMorgan U.S. Small Company Fund	8,783

126	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-SC-621

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2021

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

Within U.S. equity markets, the S&P 500 Index returned 40.79%; the Russell 1000 Index returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell 2000 Index returned 62.03% for the twelve months ended June 30, 2021.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	47.55%
Russell 3000 Growth Index	42.99%

Net Assets as of 6/30/2021 (In Thousands)	$14,778,837

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the information technology sector and its security selection and overweight position in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the communication services and health care sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., Generac Holdings Inc. and Enphase Energy Inc. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was included in the S&P 500 Index. Shares of Generac Holdings, a manufacturer of power generators, rose amid increased consumer demand for residential back-up electricity generators. Shares of Enphase Energy, a provider of solar energy systems and services, rose amid better-than-expected earnings and investor expectations for increased U.S. spending on renewable energy.

Leading individual detractors from relative performance included the Funds out-of-Benchmark position in Discovery Inc. and its overweight positions in Regeneron Pharmaceuticals Inc. and Array Technologies Inc. Shares of Discovery, an entertainment and media company, fell sharply in March 2021 following the collapse of Archegos Capital Management, which held large leveraged positions in Discovery shares. Shares of Regeneron Pharmaceuticals, a drug development company, fell as the U.S. approval of multiple vaccines against COVID-19 reduced demand for alternative therapies for the virus. Shares of Array Technologies, a solar energy equipment maker, fell after the company reported lower-than-expected earnings for the first quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.2%
2.	Microsoft Corp.	6.2
3.	Alphabet, Inc., Class C	5.2
4.	Amazon.com, Inc.	5.1
5.	Facebook, Inc., Class A	2.7
6.	NVIDIA Corp.	2.3
7.	Mastercard, Inc., Class A	2.2
8.	PayPal Holdings, Inc.	1.9
9.	Tesla, Inc.	1.8
10.	Home Depot, Inc. (The)	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	34.6%
Consumer Discretionary	16.7
Health Care	13.1
Communication Services	12.4
Industrials	12.1
Financials	6.3
Consumer Staples	2.0
Materials	0.7
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		39.81%	25.22%	18.45%
Without Sales Charge		47.55	26.58	19.08
CLASS C SHARES	May 1, 2006
With CDSC**		45.80	25.94	18.62
Without CDSC		46.80	25.94	18.62
CLASS I SHARES	May 1, 2006	47.95	26.89	19.35
CLASS R2 SHARES	July 31, 2017	47.18	26.25	18.78
CLASS R3 SHARES	May 31, 2017	47.60	26.59	19.09
CLASS R4 SHARES	May 31, 2017	47.91	26.89	19.38
CLASS R5 SHARES	January 8, 2009	48.16	27.07	19.55
CLASS R6 SHARES	December 23, 2013	48.28	27.20	19.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	47.64%
Russell Midcap Index	49.80%

Net Assets as of 6/30/2021 (In Thousands)	$2,825,542

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the health care sector and its security selection and underweight position in the materials sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the information technology and industrials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight allocations to Moderna Inc. and Ford Motor Co. and its overweight position in Splunk Inc. Shares of Moderna, a biopharmaceuticals maker not held in the Fund, rose on demand for the company’s vaccine against COVID-19 and the potential for the vaccine’s mRNA technology to be applied to other illnesses. Shares of Ford Motor, an automaker not held in the Fund, rose amid increased demand for autos and expectations that the company’s electric car business could benefit from federal stimulus spending. Shares of Splunk, a data analysis software developer, fell after the company reported several quarters of lower-than-expected results.

Leading individual contributors to relative performance included the Fund’s overweight positions in Generac Holdings Inc., Enphase Energy Inc. and Diamondback Energy Inc. Shares of Generac Holdings, a manufacturer of power generators, rose amid increased consumer demand for residential back-up electricity generators. Shares of Enphase Energy, a provider of solar energy systems and services, rose amid better-than-expected earnings and investor expectations for increased U.S. spending on renewable energy. Shares of Diamondback Energy, an oil and gas extraction company, rose amid a strong rebound in energy demand in the first half of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Fortune Brands Home & Security, Inc.	1.2%
2.	Roku, Inc.	1.0
3.	ITT, Inc.	1.0
4.	Ameriprise Financial, Inc.	0.9
5.	Discover Financial Services	0.9
6.	AMETEK, Inc.	0.9
7.	Motorola Solutions, Inc.	0.9
8.	Generac Holdings, Inc.	0.9
9.	Huntington Bancshares, Inc.	0.9
10.	Liberty Broadband Corp., Class C	0.9

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	17.2%
Industrials	15.4
Financials	15.0
Health Care	12.4
Consumer Discretionary	11.9
Communication Services	6.0
Real Estate	5.6
Utilities	4.1
Materials	3.1
Consumer Staples	2.6
Energy	2.4
Short-Term Investments	4.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		39.54%	15.49%	13.07%
Without Sales Charge		47.28	16.74	13.68
CLASS C SHARES	November 2, 2009
With CDSC**		45.53	16.16	13.22
Without CDSC		46.53	16.16	13.22
CLASS I SHARES	January 1, 1997	47.64	17.06	14.04
CLASS R2 SHARES	March 14, 2014	46.94	16.45	13.48
CLASS R5 SHARES	March 14, 2014	47.89	17.22	14.14
CLASS R6 SHARES	March 14, 2014	48.03	17.32	14.21

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	43.99%
Russell Midcap Growth Index	43.77%

Net Assets as of 6/30/2021 (In Thousands)	$9,072,764

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the information technology sector and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and communication services sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Generac Holdings Inc., Enphase Energy Inc. and CrowdStrike Holdings Inc. Shares of Generac Holdings, a manufacturer of power generators, rose amid increased consumer demand for residential back-up electricity generators. Shares of Enphase Energy, a provider of solar energy systems and services, rose amid better-than-expected earnings and investor expectations for increased U.S. spending on renewable energy. Shares of CrowdStrike, a cybersecurity provider, rose amid increased commercial demand for its services in the wake of several high-profile “ransomware” attacks during the period.

Leading individual detractors from relative performance included the Fund’s underweight positions in Moderna Inc. and Align Technology Inc., and its out-of-Benchmark position in Discovery Inc. Shares of Moderna, a biopharmaceuticals maker not held in the Fund, rose on demand for the company’s vaccine against COVID-19 and the potential for the vaccine’s mRNA technology to be applied to other illnesses. Shares of Align Technologies, a manufacturer of orthodontics and dentistry products, rose amid continued growth in sales of its Invisalign product. Shares of Discovery, an entertainment and media company, fell sharply in March 2021 following the collapse of Archegos Capital Management, which held large leveraged positions in Discovery shares.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Roku, Inc.	2.3%
2.	Generac Holdings, Inc.	1.9
3.	Dexcom, Inc.	1.9
4.	Trane Technologies plc	1.6
5.	Match Group, Inc.	1.6
6.	HubSpot, Inc.	1.6
7.	Agilent Technologies, Inc.	1.5
8.	Zebra Technologies Corp., Class A	1.4
9.	Crowdstrike Holdings, Inc., Class A	1.3
10.	Entegris, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.8%
Health Care	19.3
Industrials	17.7
Consumer Discretionary	12.9
Communication Services	8.2
Financials	6.9
Consumer Staples	1.0
Others (each less than 1.0%)	1.3
Short-Term Investments	4.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		36.02%	21.71%	15.30%
Without Sales Charge		43.56	23.03	15.92
CLASS C SHARES	November 4, 1997
With CDSC**		41.84	22.41	15.46
Without CDSC		42.84	22.41	15.46
CLASS I SHARES	March 2, 1989	43.99	23.42	16.28
CLASS R2 SHARES	June 19, 2009	43.21	22.75	15.70
CLASS R3 SHARES	September 9, 2016	43.57	23.04	15.92
CLASS R4 SHARES	September 9, 2016	43.89	23.34	16.21
CLASS R5 SHARES	November 1, 2011	44.22	23.59	16.44
CLASS R6 SHARES	November 1, 2011	44.28	23.65	16.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	51.76%
Russell Midcap Value Index	53.06%

Net Assets as of 6/30/2021 (In Thousands)	$17,050,637

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the materials and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and real estate sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Freeport-McMoRan Inc. and its overweight positions in AutoZone Inc. and Silgan Holdings Inc. Shares of Freeport-McMoRan, a mining company, rose amid accelerating global demand for copper and other raw materials. Shares of AutoZone, an automotive parts retailer, fell after the company reported lower-than-expected sales for its fiscal first quarter. Shares of Silgan Holdings, a consumer goods packaging manufacturer, underperformed amid investor expectations that demand for its products would not increase significantly with the reopening of the economy.

Leading individual contributors to relative performance included the Fund’s overweight positions in Diamondback Energy Inc., Discovery Inc. and Gap Inc. Shares of Diamondback Energy, an oil and gas extraction company, rose amid a strong rebound in energy prices in the first half of 2021. Shares of Discovery, an entertainment and media company, rose ahead of a sharp selloff in March 2021 caused by the collapse of Archegos Capital Management, which held large leveraged positions in Discovery shares. Shares of Gap, a retail apparel chain, rose after the company reported better-than-expected earnings and sales for the first quarter of 2021, and raise its earnings forecast for 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Ameriprise Financial, Inc.	1.8%
2.	Huntington Bancshares, Inc.	1.6
3.	Liberty Broadband Corp., Class C	1.6
4.	Motorola Solutions, Inc.	1.6
5.	Fifth Third Bancorp	1.5
6.	Xcel Energy, Inc.	1.5
7.	Loews Corp.	1.5
8.	Laboratory Corp. of America Holdings	1.5
9.	AutoZone, Inc.	1.5
10.	M&T Bank Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Financials	22.2%
Industrials	13.8
Consumer Discretionary	11.3
Real Estate	10.6
Information Technology	8.4
Utilities	7.4
Health Care	6.8
Materials	5.2
Communication Services	4.2
Consumer Staples	4.0
Energy	4.0
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		43.14%	9.12%	10.62%
Without Sales Charge		51.06	10.30	11.22
CLASS C SHARES	April 30, 2001
With CDSC**		49.27	9.74	10.76
Without CDSC		50.27	9.74	10.76
CLASS I SHARES	October 31, 2001	51.42	10.58	11.50
CLASS L SHARES	November 13, 1997	51.76	10.84	11.76
CLASS R2 SHARES	November 3, 2008	50.69	10.02	10.93
CLASS R3 SHARES	September 9, 2016	51.07	10.31	11.22
CLASS R4 SHARES	September 9, 2016	51.47	10.57	11.50
CLASS R5 SHARES	September 9, 2016	51.69	10.75	11.72
CLASS R6 SHARES	September 9, 2016	51.83	10.85	11.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap Value Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	50.10%
Russell 3000 Value Index	45.40%

Net Assets as of 6/30/2021 (In Thousands)	$11,151,316

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s overweight position and security selection in the financials sector and its security selection and underweight position in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the energy sector and its underweight position in the industrials sector were leading detractors to relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Capital One Financial Corp. and CommScope Holding Co., and its underweight position in Intel Corp. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period and general investor demand for financial sector stocks. Shares of CommScope Holding, a communications network provider, rose after the company unveiled plans to spin off its home networks business and then reported better-than-expected earnings for the first quarter of 2021. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

Leading individual detractors from relative performance included the Fund’s overweight positions in Travelers Cos., Energizer Holdings Inc., and Autozone Inc. Shares of Travelers, a property and casualty insurer, fell late in the period amid investor concerns about losses from natural disasters in 2021. Shares of Energizer Holdings, a batteries and lighting manufacturer, fell late in the period following a runup in the stock price in the first quarter of 2021. Shares of AutoZone, an automotive parts retailer, fell after the company reported lower-than-expected sales for its fiscal first quarter.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Bank of America Corp.	3.9%
2.	Berkshire Hathaway, Inc., Class B	2.5
3.	Capital One Financial Corp.	1.9
4.	Wells Fargo & Co.	1.8
5.	AbbVie, Inc.	1.8
6.	Verizon Communications, Inc.	1.7
7.	Bristol-Myers Squibb Co.	1.6
8.	Travelers Cos., Inc. (The)	1.6
9.	Loews Corp.	1.6
10.	AutoZone, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Financials	30.5%
Health Care	11.0
Consumer Discretionary	8.8
Real Estate	8.3
Industrials	8.0
Communication Services	6.6
Energy	6.1
Consumer Staples	5.3
Information Technology	4.9
Utilities	3.8
Materials	3.0
Short-Term Investments	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge*		41.60%	10.66%	10.74%
Without Sales Charge		49.47	11.87	11.34
CLASS C SHARES	February 28, 2005
With CDSC**		47.75	11.31	10.90
Without CDSC		48.75	11.31	10.90
CLASS I SHARES	February 28, 2005	49.86	12.15	11.62
CLASS L SHARES	February 28, 2005	50.10	12.34	11.86
CLASS R2 SHARES	July 31, 2017	49.10	11.58	11.06
CLASS R3 SHARES	September 9, 2016	49.46	11.86	11.34
CLASS R4 SHARES	September 9, 2016	49.86	12.15	11.62
CLASS R5 SHARES	September 9, 2016	50.12	12.33	11.85
CLASS R6 SHARES	September 9, 2016	50.23	12.43	11.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000

Value Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.4%

Airlines — 0.6%

Delta Air Lines, Inc. *	2,156	93,257

Automobiles — 1.9%

Tesla, Inc. *	403	274,001

Banks — 1.3%

First Republic Bank	627	117,262

Signature Bank	316	77,701

		194,963

Beverages — 0.6%

Constellation Brands, Inc., Class A	366	85,624

Biotechnology — 5.1%

Agios Pharmaceuticals, Inc. * (a)	828	45,644

Alnylam Pharmaceuticals, Inc. *	392	66,369

Amgen, Inc.	521	127,020

Biogen, Inc. *	291	100,728

Exact Sciences Corp. * (a)	740	92,037

Exelixis, Inc. *	3,092	56,339

Horizon Therapeutics plc *	1,016	95,103

Regeneron Pharmaceuticals, Inc. *	293	163,927

		747,167

Building Products — 2.2%

Fortune Brands Home & Security, Inc.	1,402	139,663

Trane Technologies plc	1,042	191,920

		331,583

Capital Markets — 4.0%

BlackRock, Inc.	142	123,821

Blackstone Group, Inc. (The), Class A	1,852	179,878

Charles Schwab Corp. (The)	2,458	178,968

S&P Global, Inc.	249	102,191

		584,858

Commercial Services & Supplies — 0.8%

Copart, Inc. *	887	116,894

Construction & Engineering — 0.8%

Quanta Services, Inc.	1,294	117,186

Consumer Finance — 0.5%

Discover Financial Services	569	67,248

Diversified Consumer Services — 0.5%

Bright Horizons Family Solutions, Inc. *	509	74,921

Electrical Equipment — 2.2%

AMETEK, Inc.	774	103,306

Generac Holdings, Inc. * (a)	525	217,757

		321,063

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 1.9%

Keysight Technologies, Inc. *	867	133,934

Zebra Technologies Corp., Class A *	268	142,077

		276,011

Entertainment — 1.9%

Roku, Inc. *	422	193,877

Walt Disney Co. (The) *	518	91,025

		284,902

Food Products — 0.3%

Oatly Group AB, ADR *	2,076	50,785

Health Care Equipment & Supplies — 3.2%

Cooper Cos., Inc. (The)	245	97,038

Dexcom, Inc. *	385	164,518

Insulet Corp. *	197	53,949

Intuitive Surgical, Inc. *	166	152,426

		467,931

Health Care Providers & Services — 1.7%

McKesson Corp.	534	102,145

UnitedHealth Group, Inc.	385	154,078

		256,223

Hotels, Restaurants & Leisure — 3.1%

Airbnb, Inc., Class A *	248	38,042

Booking Holdings, Inc. *	60	130,463

DraftKings, Inc., Class A * (a)	1,971	102,833

Las Vegas Sands Corp. *	1,975	104,047

Royal Caribbean Cruises Ltd. * (a)	1,049	89,475

		464,860

Household Durables — 0.8%

Garmin Ltd.	817	118,154

Insurance — 0.7%

Progressive Corp. (The)	1,006	98,806

Interactive Media & Services — 10.2%

Alphabet, Inc., Class C *	312	783,113

Facebook, Inc., Class A *	1,184	411,645

Match Group, Inc. *	811	130,703

Snap, Inc., Class A *	1,446	98,561

Zillow Group, Inc., Class C * (a)	628	76,714

		1,500,736

Internet & Direct Marketing Retail — 5.2%

Amazon.com, Inc. *	223	768,728

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 6.1%

Global Payments, Inc.	845	158,544

Mastercard, Inc., Class A	895	326,886

MongoDB, Inc. *	252	91,136

PayPal Holdings, Inc. *	979	285,315

Snowflake, Inc., Class A *	183	44,165

		906,046

Life Sciences Tools & Services — 1.5%

Mettler-Toledo International, Inc. *	82	113,990

Thermo Fisher Scientific, Inc.	225	113,576

		227,566

Machinery — 2.8%

Deere & Co.	560	197,417

Ingersoll Rand, Inc. *	2,659	129,809

Stanley Black & Decker, Inc.	446	91,392

		418,618

Media — 0.5%

Discovery, Inc., Class C *	2,539	73,574

Metals & Mining — 0.7%

Freeport-McMoRan, Inc.	2,966	110,078

Personal Products — 1.1%

Estee Lauder Cos., Inc. (The), Class A	491	156,129

Pharmaceuticals — 1.8%

Catalent, Inc. *	993	107,364

Jazz Pharmaceuticals plc *	493	87,494

Royalty Pharma plc, Class A (a)	1,901	77,918

		272,776

Professional Services — 1.4%

Booz Allen Hamilton Holding Corp.	1,294	110,217

IHS Markit Ltd.	901	101,505

		211,722

Road & Rail — 1.4%

Old Dominion Freight Line, Inc.	443	112,417

Uber Technologies, Inc. *	1,813	90,848

		203,265

Semiconductors & Semiconductor Equipment — 9.8%

Advanced Micro Devices, Inc. * (a)	1,720	161,557

Cree, Inc. * (a)	790	77,378

Entegris, Inc.	1,194	146,819

Lam Research Corp.	342	222,496

Microchip Technology, Inc.	536	80,211

NVIDIA Corp.	430	344,065

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

QUALCOMM, Inc.	1,258	179,788

SolarEdge Technologies, Inc. *	503	138,924

Teradyne, Inc.	679	90,934

		1,442,172

Software — 11.1%

Confluent, Inc., Class A * (a)	585	27,795

Crowdstrike Holdings, Inc., Class A *	453	113,853

Five9, Inc. *	486	89,128

HubSpot, Inc. *	221	128,924

Microsoft Corp.	3,432	929,714

ServiceNow, Inc. *	211	115,994

Synopsys, Inc. *	405	111,568

UiPath, Inc., Class A *	527	35,818

Zscaler, Inc. *	402	86,787

		1,639,581

Specialty Retail — 3.7%

CarMax, Inc. *	808	104,345

Home Depot, Inc. (The)	822	262,039

National Vision Holdings, Inc. * (a)	1,203	61,501

Tractor Supply Co.	654	121,688

		549,573

Technology Hardware, Storage & Peripherals — 6.3%

Apple, Inc.	6,806	932,168

Textiles, Apparel & Luxury Goods — 1.7%

NIKE, Inc., Class B	1,658	256,184

Total Common Stocks (Cost $7,368,918)		14,695,353

Short-Term Investments — 2.1%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $159,479)	159,430	159,510

Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	133,201	133,201

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	16,751	16,751

Total Investment of Cash Collateral from Securities Loaned (Cost $149,962)		149,952

Total Short-Term Investments (Cost $309,441)		309,462

Total Investments — 101.5% (Cost $7,678,359)		15,004,815
Liabilities in Excess of Other Assets — (1.5)%		(225,978)

NET ASSETS — 100.0%		14,778,837

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $151,682.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Aerospace & Defense — 0.2%

HEICO Corp., Class A	45	5,641

Airlines — 0.9%

Delta Air Lines, Inc. *	306	13,238

Frontier Group Holdings, Inc. *	306	5,206

Southwest Airlines Co. *	137	7,251

		25,695

Banks — 5.2%

Citizens Financial Group, Inc.	416	19,068

Fifth Third Bancorp	616	23,565

First Republic Bank	54	10,140

Huntington Bancshares, Inc.	1,746	24,910

M&T Bank Corp.	153	22,160

Regions Financial Corp.	903	18,218

Signature Bank	27	6,551

SVB Financial Group *	16	8,856

Zions Bancorp NA	202	10,655

		144,123

Beverages — 1.0%

Constellation Brands, Inc., Class A	92	21,596

Keurig Dr Pepper, Inc.	228	8,025

		29,621

Biotechnology — 2.4%

Agios Pharmaceuticals, Inc. * (a)	151	8,302

Alnylam Pharmaceuticals, Inc. *	68	11,481

Exact Sciences Corp. * (a)	100	12,429

Exelixis, Inc. *	323	5,878

Horizon Therapeutics plc *	156	14,608

Ionis Pharmaceuticals, Inc. *	64	2,537

Neurocrine Biosciences, Inc. *	67	6,540

Seagen, Inc. *	41	6,457

		68,232

Building Products — 2.3%

Fortune Brands Home & Security, Inc.	334	33,281

Trane Technologies plc	117	21,547

Trex Co., Inc. *	102	10,385

		65,213

Capital Markets — 5.2%

Affiliated Managers Group, Inc.	37	5,767

Ameriprise Financial, Inc.	109	27,222

Blackstone Group, Inc. (The), Class A	92	8,908

Charles Schwab Corp. (The)	143	10,375

Evercore, Inc., Class A	57	7,954

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

MarketAxess Holdings, Inc.	17	7,927

MSCI, Inc.	15	8,189

Northern Trust Corp.	160	18,510

Raymond James Financial, Inc.	145	18,898

State Street Corp.	146	12,004

T. Rowe Price Group, Inc.	96	19,076

		144,830

Chemicals — 0.9%

Celanese Corp.	88	13,270

Valvoline, Inc. (a)	368	11,932

		25,202

Commercial Services & Supplies — 0.7%

ACV Auctions, Inc., Class A *	96	2,454

Copart, Inc. *	125	16,517

		18,971

Communications Equipment — 1.2%

CommScope Holding Co., Inc. *	363	7,727

Motorola Solutions, Inc.	119	25,701

		33,428

Construction & Engineering — 0.4%

Quanta Services, Inc.	110	9,993

Construction Materials — 0.5%

Martin Marietta Materials, Inc.	43	15,194

Consumer Finance — 0.9%

Discover Financial Services	223	26,352

Containers & Packaging — 1.0%

Ball Corp.	34	2,726

Packaging Corp. of America	82	11,103

Silgan Holdings, Inc.	325	13,475

		27,304

Distributors — 0.9%

Genuine Parts Co.	72	9,128

LKQ Corp. *	333	16,379

		25,507

Diversified Consumer Services — 0.3%

Bright Horizons Family Solutions, Inc. *	52	7,664

Diversified Financial Services — 0.3%

Voya Financial, Inc.	121	7,458

Electric Utilities — 1.9%

Edison International	237	13,689

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — continued

Entergy Corp.	168	16,722

Xcel Energy, Inc.	353	23,236

		53,647

Electrical Equipment — 3.2%

Acuity Brands, Inc.	104	19,463

AMETEK, Inc.	196	26,129

Generac Holdings, Inc. *	60	24,921

Hubbell, Inc.	114	21,297

		91,810

Electronic Equipment, Instruments & Components — 3.9%

Amphenol Corp., Class A	260	17,765

CDW Corp.	68	11,905

Itron, Inc. * (a)	76	7,608

Keysight Technologies, Inc. *	131	20,184

Littelfuse, Inc.	36	9,198

SYNNEX Corp.	165	20,062

Trimble, Inc. *	79	6,456

Zebra Technologies Corp., Class A *	34	18,180

		111,358

Entertainment — 2.1%

Roku, Inc. *	65	29,943

Spotify Technology SA * (a)	46	12,577

Take-Two Interactive Software, Inc. *	46	8,175

Zynga, Inc., Class A *	717	7,626

		58,321

Equity Real Estate Investment Trusts (REITs) — 5.2%

American Homes 4 Rent, Class A	346	13,426

AvalonBay Communities, Inc.	59	12,410

Boston Properties, Inc.	114	13,106

Brixmor Property Group, Inc.	396	9,075

Essex Property Trust, Inc. (a)	28	8,367

Federal Realty Investment Trust	57	6,735

JBG SMITH Properties	180	5,673

Kimco Realty Corp.	476	9,924

Mid-America Apartment Communities, Inc.	41	6,912

Rayonier, Inc. (a)	366	13,155

Regency Centers Corp.	110	7,018

Rexford Industrial Realty, Inc.	90	5,147

Sun Communities, Inc.	40	6,786

Ventas, Inc.	114	6,508

Weyerhaeuser Co.	392	13,488

WP Carey, Inc.	102	7,623

		145,353

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — 0.7%

Kroger Co. (The)	257	9,863

US Foods Holding Corp. *	273	10,481

		20,344

Food Products — 0.6%

Oatly Group AB, ADR * (a)	176	4,305

Post Holdings, Inc. *	123	13,326

		17,631

Gas Utilities — 0.6%

National Fuel Gas Co.	342	17,880

Health Care Equipment & Supplies — 2.9%

Align Technology, Inc. *	11	6,599

Cooper Cos., Inc. (The)	27	10,521

Dexcom, Inc. *	58	24,663

Insulet Corp. *	41	11,181

ResMed, Inc.	33	8,170

Zimmer Biomet Holdings, Inc.	129	20,786

		81,920

Health Care Providers & Services — 4.3%

Acadia Healthcare Co., Inc. *	108	6,803

Amedisys, Inc. *	32	7,911

AmerisourceBergen Corp.	144	16,532

Centene Corp. *	136	9,911

Cigna Corp.	48	11,450

Henry Schein, Inc. *	165	12,268

Humana, Inc.	13	5,781

Laboratory Corp. of America Holdings *	84	23,154

McKesson Corp.	55	10,595

Universal Health Services, Inc., Class B	122	17,851

		122,256

Health Care Technology — 0.3%

Teladoc Health, Inc. * (a)	59	9,785

Hotels, Restaurants & Leisure — 2.5%

Airbnb, Inc., Class A *	21	3,236

Aramark	195	7,256

Booking Holdings, Inc. *	3	6,127

Chipotle Mexican Grill, Inc. *	6	9,988

Darden Restaurants, Inc.	51	7,425

DraftKings, Inc., Class A * (a)	224	11,701

Expedia Group, Inc. *	46	7,592

Las Vegas Sands Corp. *	166	8,731

Royal Caribbean Cruises Ltd. *	92	7,829

		69,885

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — 1.8%

Garmin Ltd.	59	8,564

Helen of Troy Ltd. * (a)	45	10,357

Mohawk Industries, Inc. *	66	12,768

Newell Brands, Inc.	711	19,530

		51,219

Household Products — 0.3%

Energizer Holdings, Inc.	185	7,951

Industrial Conglomerates — 0.7%

Carlisle Cos., Inc.	110	20,974

Insurance — 3.7%

Alleghany Corp. *	12	8,154

Arch Capital Group Ltd. *	160	6,216

Hartford Financial Services Group, Inc. (The)	224	13,873

Lincoln National Corp.	180	11,325

Loews Corp.	425	23,207

Marsh & McLennan Cos., Inc.	56	7,913

Progressive Corp. (The)	165	16,163

RenaissanceRe Holdings Ltd. (Bermuda)	41	6,078

WR Berkley Corp.	146	10,882

		103,811

Interactive Media & Services — 2.2%

Bumble, Inc., Class A * (a)	100	5,787

InterActiveCorp. *	70	10,805

Match Group, Inc. *	128	20,707

Pinterest, Inc., Class A *	160	12,600

Zillow Group, Inc., Class C *	97	11,806

		61,705

Internet & Direct Marketing Retail — 0.2%

Chewy, Inc., Class A * (a)	79	6,321

IT Services — 1.5%

Affirm Holdings, Inc. * (a)	52	3,500

Global Payments, Inc.	66	12,434

MongoDB, Inc. *	31	11,026

Okta, Inc. *	48	11,798

Snowflake, Inc., Class A *	15	3,616

		42,374

Leisure Products — 0.2%

Brunswick Corp.	69	6,874

Life Sciences Tools & Services — 1.5%

Agilent Technologies, Inc.	130	19,215

Maravai LifeSciences Holdings, Inc., Class A *	217	9,053

INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — continued

Mettler-Toledo International, Inc. *	11	14,546

		42,814

Machinery — 4.4%

IDEX Corp.	70	15,418

Ingersoll Rand, Inc. *	235	11,481

ITT, Inc.	309	28,317

Lincoln Electric Holdings, Inc.	133	17,540

Middleby Corp. (The) *	86	14,814

Snap-on, Inc.	62	13,904

Stanley Black & Decker, Inc.	40	8,207

Timken Co. (The)	167	13,446

		123,127

Media — 1.8%

Discovery, Inc., Class C * (a)	215	6,242

Liberty Broadband Corp., Class C *	143	24,806

Liberty Media Corp.-Liberty SiriusXM, Class C *	447	20,748

		51,796

Metals & Mining — 0.8%

Freeport-McMoRan, Inc.	603	22,395

Multiline Retail — 0.4%

Kohl’s Corp.	206	11,326

Multi-Utilities — 1.6%

CMS Energy Corp.	310	18,302

Sempra Energy	65	8,560

WEC Energy Group, Inc.	210	18,668

		45,530

Oil, Gas & Consumable Fuels — 2.4%

Cabot Oil & Gas Corp. (a)	907	15,830

Diamondback Energy, Inc.	233	21,912

EOG Resources, Inc.	88	7,359

EQT Corp. *	360	8,023

Williams Cos., Inc. (The)	598	15,864

		68,988

Pharmaceuticals — 1.1%

Catalent, Inc. *	82	8,861

Jazz Pharmaceuticals plc *	90	16,075

Royalty Pharma plc, Class A	156	6,407

		31,343

Professional Services — 1.9%

Booz Allen Hamilton Holding Corp.	143	12,210

CoStar Group, Inc. *	55	4,552

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — continued

Equifax, Inc.	60	14,275

IHS Markit Ltd.	97	10,912

Leidos Holdings, Inc.	129	12,994

		54,943

Real Estate Management & Development — 0.6%

CBRE Group, Inc., Class A *	205	17,573

Road & Rail — 1.0%

Lyft, Inc., Class A *	195	11,783

Old Dominion Freight Line, Inc.	61	15,484

		27,267

Semiconductors & Semiconductor Equipment — 4.4%

Advanced Micro Devices, Inc. *	97	9,136

Analog Devices, Inc.	104	17,913

Cree, Inc. * (a)	67	6,532

Entegris, Inc.	142	17,511

Lam Research Corp.	22	14,088

Marvell Technology, Inc.	151	8,819

Microchip Technology, Inc.	93	13,868

SolarEdge Technologies, Inc. *	51	14,040

Teradyne, Inc.	116	15,593

Xilinx, Inc.	53	7,623

		125,123

Software — 6.5%

Avalara, Inc. *	43	6,990

Bill.Com Holdings, Inc. * (a)	34	6,191

Cadence Design Systems, Inc. *	108	14,722

Confluent, Inc., Class A * (a)	50	2,384

Coupa Software, Inc. *	32	8,335

Crowdstrike Holdings, Inc., Class A *	70	17,646

DocuSign, Inc. *	52	14,538

Five9, Inc. *	72	13,149

HubSpot, Inc. *	35	20,513

NortonLifeLock, Inc.	684	18,615

RingCentral, Inc., Class A *	40	11,562

Synopsys, Inc. *	68	18,634

Trade Desk, Inc. (The), Class A *	193	14,924

UiPath, Inc., Class A * (a)	45	3,043

Zscaler, Inc. *	51	10,945

		182,191

Specialty Retail — 4.4%

AutoZone, Inc. *	15	23,010

Best Buy Co., Inc.	165	18,998

Burlington Stores, Inc. *	40	12,898

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued

CarMax, Inc. *	77	9,996

Gap, Inc. (The)	457	15,380

National Vision Holdings, Inc. *	134	6,847

O’Reilly Automotive, Inc. *	17	9,624

Tractor Supply Co.	81	15,014

Ulta Beauty, Inc. *	36	12,482

		124,249

Textiles, Apparel & Luxury Goods — 1.4%

Carter’s, Inc.	135	13,893

Lululemon Athletica, Inc. *	19	6,909

Ralph Lauren Corp.	115	13,588

Tapestry, Inc. *	106	4,627

		39,017

Thrifts & Mortgage Finance — 0.2%

MGIC Investment Corp.	435	5,922

Total Common Stocks (Cost $1,720,774)		2,755,451

Short-Term Investments — 4.4%

Investment Companies — 2.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $64,456)	64,433	64,465

Investment of Cash Collateral from Securities Loaned — 2.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	52,990	52,990

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	6,929	6,929

Total Investment of Cash Collateral from Securities Loaned (Cost $59,922)		59,919

Total Short-Term Investments (Cost $124,378)		124,384

Total Investments — 101.9% (Cost $1,845,152)		2,879,835
Liabilities in Excess of Other Assets — (1.9)%		(54,293)

NET ASSETS — 100.0%		2,825,542

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $58,238.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%

Aerospace & Defense — 0.4%

HEICO Corp., Class A	323	40,095

Airlines — 1.4%

Delta Air Lines, Inc. *	2,173	94,022

Frontier Group Holdings, Inc. * (a)	2,182	37,179

		131,201

Banks — 2.0%

First Republic Bank	387	72,417

Signature Bank	190	46,713

SVB Financial Group *	114	63,166

		182,296

Beverages — 0.7%

Constellation Brands, Inc., Class A	275	64,296

Biotechnology — 5.4%

Agios Pharmaceuticals, Inc. * (a)	1,076	59,282

Alnylam Pharmaceuticals, Inc. *	484	81,963

Exact Sciences Corp. *	714	88,770

Exelixis, Inc. *	2,304	41,977

Horizon Therapeutics plc *	1,108	103,771

Ionis Pharmaceuticals, Inc. *	460	18,349

Neurocrine Biosciences, Inc. *	480	46,694

Seagen, Inc. *	291	45,912

		486,718

Building Products — 3.5%

Fortune Brands Home & Security, Inc.	908	90,436

Trane Technologies plc	831	153,039

Trex Co., Inc. *	726	74,194

		317,669

Capital Markets — 3.9%

Affiliated Managers Group, Inc.	269	41,513

Blackstone Group, Inc. (The), Class A	655	63,627

Charles Schwab Corp. (The)	1,014	73,851

Evercore, Inc., Class A	403	56,773

MarketAxess Holdings, Inc. (a)	122	56,558

MSCI, Inc.	110	58,372

		350,694

Commercial Services & Supplies — 1.5%

ACV Auctions, Inc., Class A *	688	17,622

Copart, Inc. *	895	117,922

		135,544

Construction & Engineering — 0.8%

Quanta Services, Inc.	785	71,107

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 0.7%

Discover Financial Services	570	67,461

Diversified Consumer Services — 0.6%

Bright Horizons Family Solutions, Inc. * (a)	372	54,784

Electrical Equipment — 2.8%

AMETEK, Inc.	557	74,413

Generac Holdings, Inc. *	429	177,941

		252,354

Electronic Equipment, Instruments & Components — 4.3%

Itron, Inc. * (a)	544	54,349

Keysight Technologies, Inc. *	639	98,606

Littelfuse, Inc.	258	65,736

Trimble, Inc. *	564	46,119

Zebra Technologies Corp., Class A *	244	129,408

		394,218

Entertainment — 4.0%

Roku, Inc. *	465	213,552

Spotify Technology SA * (a)	324	89,291

Take-Two Interactive Software, Inc. *	328	58,027

		360,870

Food Products — 0.3%

Oatly Group AB, ADR * (a)	1,257	30,745

Health Care Equipment & Supplies — 4.8%

Align Technology, Inc. *	77	46,925

Cooper Cos., Inc. (The)	189	75,014

Dexcom, Inc. *	410	175,155

Insulet Corp. *	291	79,855

ResMed, Inc. (a)	235	57,982

		434,931

Health Care Providers & Services — 3.7%

Acadia Healthcare Co., Inc. * (a)	774	48,589

Amedisys, Inc. *	231	56,456

Centene Corp. *	974	71,057

Cigna Corp.	345	81,837

McKesson Corp.	393	75,176

		333,115

Health Care Technology — 0.8%

Teladoc Health, Inc. * (a)	420	69,829

Hotels, Restaurants & Leisure — 4.3%

Airbnb, Inc., Class A *	151	23,162

Aramark	1,386	51,636

Booking Holdings, Inc. *	20	43,105

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Chipotle Mexican Grill, Inc. *	46	71,471

DraftKings, Inc., Class A * (a)	1,593	83,113

Las Vegas Sands Corp. *	1,183	62,353

Royal Caribbean Cruises Ltd. *	659	56,174

		391,014

Household Durables — 1.5%

Garmin Ltd.	423	61,188

Helen of Troy Ltd. *	324	73,979

		135,167

Insurance — 0.5%

Progressive Corp. (The)	455	44,686

Interactive Media & Services — 4.0%

Bumble, Inc., Class A * (a)	717	41,319

Match Group, Inc. *	917	147,894

Pinterest, Inc., Class A *	1,140	89,971

Zillow Group, Inc., Class C *	686	83,880

		363,064

Internet & Direct Marketing Retail — 0.5%

Chewy, Inc., Class A * (a)	566	45,140

IT Services — 3.3%

Affirm Holdings, Inc. * (a)	372	25,077

Global Payments, Inc.	473	88,743

MongoDB, Inc. *	218	78,631

Okta, Inc. *	344	84,194

Snowflake, Inc., Class A *	107	25,984

		302,629

Leisure Products — 0.5%

Brunswick Corp.	493	49,063

Life Sciences Tools & Services — 3.4%

Agilent Technologies, Inc.	923	136,488

Maravai LifeSciences Holdings, Inc., Class A * (a)	1,550	64,668

Mettler-Toledo International, Inc. *	75	104,039

		305,195

Machinery — 2.3%

Ingersoll Rand, Inc. *	1,680	81,977

ITT, Inc.	758	69,398

Stanley Black & Decker, Inc.	284	58,135

		209,510

Media — 0.5%

Discovery, Inc., Class C * (a)	1,539	44,593

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.7%

Freeport-McMoRan, Inc.	1,817	67,414

Oil, Gas & Consumable Fuels — 0.6%

EOG Resources, Inc.	626	52,250

Pharmaceuticals — 1.9%

Catalent, Inc. *	587	63,445

Jazz Pharmaceuticals plc *	338	60,019

Royalty Pharma plc, Class A	1,117	45,765

		169,229

Professional Services — 3.3%

Booz Allen Hamilton Holding Corp.	1,024	87,190

CoStar Group, Inc. *	392	32,465

Equifax, Inc.	423	101,313

IHS Markit Ltd.	688	77,533

		298,501

Road & Rail — 2.1%

Lyft, Inc., Class A *	1,384	83,684

Old Dominion Freight Line, Inc.	436	110,568

		194,252

Semiconductors & Semiconductor Equipment — 8.5%

Advanced Micro Devices, Inc. *	697	65,488

Cree, Inc. *	476	46,654

Entegris, Inc.	1,017	125,072

Lam Research Corp.	155	100,722

Marvell Technology, Inc.	1,080	62,979

Microchip Technology, Inc.	664	99,382

SolarEdge Technologies, Inc. *	361	99,770

Teradyne, Inc.	831	111,348

Xilinx, Inc.	377	54,471

		765,886

Software — 12.6%

Avalara, Inc. *	309	49,931

Bill.Com Holdings, Inc. *	241	44,183

Cadence Design Systems, Inc. *	768	105,105

Confluent, Inc., Class A * (a)	358	16,999

Coupa Software, Inc. *	228	59,735

Crowdstrike Holdings, Inc., Class A *	502	126,032

DocuSign, Inc. *	371	103,804

Five9, Inc. *	512	93,969

HubSpot, Inc. *	252	146,963

RingCentral, Inc., Class A *	283	82,176

Synopsys, Inc. *	359	99,091

Trade Desk, Inc. (The), Class A *	1,372	106,138

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

UiPath, Inc., Class A * (a)	322	21,887

Zscaler, Inc. *	362	78,106

		1,134,119

Specialty Retail — 5.3%

Burlington Stores, Inc. *	286	92,089

CarMax, Inc. *	553	71,368

National Vision Holdings, Inc. * (a)	957	48,916

O’Reilly Automotive, Inc. *	120	68,172

Tractor Supply Co.	576	107,134

Ulta Beauty, Inc. *	258	89,070

		476,749

Textiles, Apparel & Luxury Goods — 0.5%

Lululemon Athletica, Inc. *	135	49,380

Total Common Stocks (Cost $5,650,807)		8,875,768

Short-Term Investments — 5.0%

Investment Companies — 2.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $190,128)	190,049	190,144

Investment of Cash Collateral from Securities Loaned — 2.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	238,992	238,992

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	26,765	26,765

Total Investment of Cash Collateral from Securities Loaned (Cost $265,774)		265,757

Total Short-Term Investments (Cost $455,902)		455,901

Total Investments — 102.9% (Cost $6,106,709)		9,331,669
Liabilities in Excess of Other Assets — (2.9)%		(258,905)

NET ASSETS — 100.0%		9,072,764

Percentages indicated are based on net assets.
Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $258,405.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Airlines — 0.5%

Southwest Airlines Co. *	1,525	80,988

Banks — 7.8%

Citizens Financial Group, Inc.	4,630	212,388

Fifth Third Bancorp	6,864	262,403

Huntington Bancshares, Inc.	19,437	277,365

M&T Bank Corp.	1,698	246,774

Regions Financial Corp.	10,057	202,941

Zions Bancorp NA	2,248	118,832

		1,320,703

Beverages — 1.3%

Constellation Brands, Inc., Class A	599	140,146

Keurig Dr Pepper, Inc.	2,543	89,619

		229,765

Building Products — 1.3%

Fortune Brands Home & Security, Inc.	2,306	229,674

Capital Markets — 6.3%

Ameriprise Financial, Inc.	1,218	303,061

Northern Trust Corp.	1,783	206,193

Raymond James Financial, Inc.	1,620	210,495

State Street Corp.	1,627	133,846

T. Rowe Price Group, Inc.	1,073	212,482

		1,066,077

Chemicals — 1.6%

Celanese Corp.	969	146,912

Valvoline, Inc. (a)	4,099	133,050

		279,962

Communications Equipment — 2.1%

CommScope Holding Co., Inc. *	4,050	86,301

Motorola Solutions, Inc.	1,249	270,866

		357,167

Construction Materials — 1.0%

Martin Marietta Materials, Inc.	480	168,750

Consumer Finance — 1.1%

Discover Financial Services	1,587	187,764

Containers & Packaging — 1.8%

Ball Corp.	379	30,678

Packaging Corp. of America	914	123,839

Silgan Holdings, Inc.	3,620	150,210

		304,727

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 1.7%

Genuine Parts Co.	806	101,875

LKQ Corp. *	3,708	182,489

		284,364

Diversified Financial Services — 0.5%

Voya Financial, Inc.	1,355	83,303

Electric Utilities — 3.3%

Edison International	2,144	123,981

Entergy Corp.	1,869	186,305

Xcel Energy, Inc.	3,928	258,750

		569,036

Electrical Equipment — 3.7%

Acuity Brands, Inc. (a)	1,159	216,783

AMETEK, Inc.	1,311	175,003

Hubbell, Inc.	1,269	237,183

		628,969

Electronic Equipment, Instruments & Components — 3.7%

Amphenol Corp., Class A	2,893	197,902

CDW Corp.	760	132,763

Keysight Technologies, Inc. *	461	71,233

SYNNEX Corp.	1,835	223,449

		625,347

Entertainment — 0.5%

Zynga, Inc., Class A *	7,949	84,498

Equity Real Estate Investment Trusts (REITs) — 9.6%

American Homes 4 Rent, Class A (a)	3,852	149,663

AvalonBay Communities, Inc. (a)	663	138,349

Boston Properties, Inc.	1,273	145,888

Brixmor Property Group, Inc.	4,424	101,277

Essex Property Trust, Inc. (a)	311	93,410

Federal Realty Investment Trust	642	75,267

JBG SMITH Properties	2,004	63,155

Kimco Realty Corp.	5,310	110,724

Mid-America Apartment Communities, Inc.	459	77,221

Rayonier, Inc. (a)	4,082	146,659

Regency Centers Corp.	1,224	78,401

Rexford Industrial Realty, Inc.	1,007	57,321

Sun Communities, Inc. (a)	442	75,818

Ventas, Inc.	1,274	72,731

Weyerhaeuser Co.	4,368	150,363

WP Carey, Inc.	1,136	84,776

		1,621,023

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — 1.3%

Kroger Co. (The)	2,872	110,040

US Foods Holding Corp. *	3,048	116,903

		226,943

Food Products — 0.9%

Post Holdings, Inc. * (a)	1,370	148,559

Gas Utilities — 1.2%

National Fuel Gas Co.	3,812	199,186

Health Care Equipment & Supplies — 1.4%

Zimmer Biomet Holdings, Inc.	1,439	231,487

Health Care Providers & Services — 4.9%

AmerisourceBergen Corp.	1,609	184,203

Henry Schein, Inc. * (a)	1,844	136,781

Humana, Inc.	146	64,640

Laboratory Corp. of America Holdings *	935	257,839

Universal Health Services, Inc., Class B (a)	1,358	198,851

		842,314

Hotels, Restaurants & Leisure — 1.0%

Darden Restaurants, Inc.	568	82,942

Expedia Group, Inc. *	518	84,780

		167,722

Household Durables — 2.1%

Mohawk Industries, Inc. *	741	142,361

Newell Brands, Inc.	7,919	217,543

		359,904

Household Products — 0.5%

Energizer Holdings, Inc.	2,066	88,788

Industrial Conglomerates — 1.4%

Carlisle Cos., Inc.	1,221	233,598

Insurance — 6.4%

Alleghany Corp. *	136	91,026

Arch Capital Group Ltd. *	1,784	69,487

Hartford Financial Services Group, Inc. (The)	2,495	154,636

Lincoln National Corp.	2,010	126,297

Loews Corp.	4,728	258,404

Marsh & McLennan Cos., Inc.	628	88,366

Progressive Corp. (The)	1,125	110,489

RenaissanceRe Holdings Ltd. (Bermuda)	457	67,953

WR Berkley Corp.	1,631	121,379

		1,088,037

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 0.7%

InterActiveCorp. *	777	119,744

Machinery — 6.1%

IDEX Corp.	781	171,817

ITT, Inc.	2,262	207,190

Lincoln Electric Holdings, Inc.	1,484	195,400

Middleby Corp. (The) * (a)	949	164,416

Snap-on, Inc.	694	154,980

Timken Co. (The)	1,860	149,875

		1,043,678

Media — 3.0%

Liberty Broadband Corp., Class C *	1,591	276,208

Liberty Media Corp.-Liberty SiriusXM, Class C *	4,981	231,085

		507,293

Metals & Mining — 0.8%

Freeport-McMoRan, Inc.	3,874	143,762

Multiline Retail — 0.7%

Kohl’s Corp.	2,292	126,308

Multi-Utilities — 3.0%

CMS Energy Corp.	3,451	203,882

Sempra Energy	721	95,541

WEC Energy Group, Inc.	2,338	207,945

		507,368

Oil, Gas & Consumable Fuels — 4.0%

Cabot Oil & Gas Corp. (a)	10,094	176,237

Diamondback Energy, Inc.	2,598	243,968

EQT Corp. *	4,025	89,599

Williams Cos., Inc. (The)	6,658	176,766

		686,570

Pharmaceuticals — 0.5%

Jazz Pharmaceuticals plc *	478	84,966

Professional Services — 0.8%

Leidos Holdings, Inc.	1,433	144,849

Real Estate Management & Development — 1.1%

CBRE Group, Inc., Class A *	2,283	195,692

Semiconductors & Semiconductor Equipment — 1.2%

Analog Devices, Inc.	1,159	199,581

Software — 1.5%

NortonLifeLock, Inc.	7,618	207,364

Synopsys, Inc. *	188	51,829

		259,193

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 3.7%

AutoZone, Inc. *	172	256,173

Best Buy Co., Inc.	1,841	211,631

Gap, Inc. (The)	5,094	171,399

		639,203

Textiles, Apparel & Luxury Goods — 2.1%

Carter’s, Inc. (a)	1,501	154,854

Ralph Lauren Corp.	1,286	151,448

Tapestry, Inc. *	1,192	51,823

		358,125

Thrifts & Mortgage Finance — 0.4%

MGIC Investment Corp.	4,869	66,212

Total Common Stocks (Cost $9,597,946)		16,791,199

Short-Term Investments — 2.1%

Investment Companies — 2.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $334,195)	334,028	334,195

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	18,536	18,535

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	3,666	3,666

Total Investment of Cash Collateral from Securities Loaned (Cost $22,203)		22,201

Total Short-Term Investments (Cost $356,398)		356,396

Total Investments — 100.6% (Cost $9,954,344)		17,147,595
Liabilities in Excess of Other Assets — (0.6)%		(96,958)

NET ASSETS — 100.0%		17,050,637

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $21,845.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.1%

Aerospace & Defense — 2.6%

General Dynamics Corp.	413	77,676

Northrop Grumman Corp.	227	82,390

Raytheon Technologies Corp.	1,520	129,711

		289,777

Air Freight & Logistics — 0.6%

FedEx Corp.	207	61,814

Banks — 12.8%

Bank of America Corp.	10,598	436,967

Citigroup, Inc.	1,455	102,972

Citizens Financial Group, Inc.	3,034	139,166

M&T Bank Corp.	1,073	155,920

PNC Financial Services Group, Inc. (The)	770	146,862

Truist Financial Corp.	2,445	135,705

US Bancorp	1,863	106,129

Wells Fargo & Co.	4,515	204,504

		1,428,225

Beverages — 0.9%

Constellation Brands, Inc., Class A	159	37,142

Keurig Dr Pepper, Inc.	1,653	58,261

		95,403

Biotechnology — 2.5%

AbbVie, Inc.	1,737	195,676

Amgen, Inc.	116	28,153

Biogen, Inc. *	59	20,257

Regeneron Pharmaceuticals, Inc. *	68	38,037

		282,123

Building Products — 0.3%

Fortune Brands Home & Security, Inc.	323	32,174

Capital Markets — 4.4%

Brookfield Asset Management Reinsurance Partners Ltd., Class A (Canada) * (a)	5	278

Brookfield Asset Management, Inc., Class A (Canada) (a)	774	39,459

Charles Schwab Corp. (The)	1,462	106,477

Invesco Ltd. (a)	1,441	38,517

Morgan Stanley	1,522	139,527

Northern Trust Corp.	777	89,889

T. Rowe Price Group, Inc.	398	78,740

		492,887

Communications Equipment — 1.4%

Cisco Systems, Inc.	1,113	59,015

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — continued

CommScope Holding Co., Inc. *	4,618	98,416

		157,431

Construction Materials — 0.9%

Martin Marietta Materials, Inc.	291	102,298

Consumer Finance — 2.9%

American Express Co.	724	119,610

Capital One Financial Corp.	1,342	207,593

		327,203

Containers & Packaging — 2.1%

Ball Corp.	302	24,441

Graphic Packaging Holding Co.	2,326	42,185

Packaging Corp. of America	664	89,893

Westrock Co.	1,495	79,541

		236,060

Diversified Financial Services — 2.5%

Berkshire Hathaway, Inc., Class B *	995	276,447

Diversified Telecommunication Services — 1.7%

Verizon Communications, Inc.	3,412	191,168

Electric Utilities — 3.8%

American Electric Power Co., Inc.	923	78,086

Edison International	795	45,944

Entergy Corp.	460	45,842

NextEra Energy, Inc.	1,210	88,637

PG&E Corp. *	4,026	40,939

Xcel Energy, Inc.	1,894	124,768

		424,216

Electronic Equipment, Instruments & Components — 0.8%

Arrow Electronics, Inc. *	280	31,920

SYNNEX Corp.	456	55,574

		87,494

Entertainment — 0.4%

Walt Disney Co. (The) *	255	44,839

Equity Real Estate Investment Trusts (REITs) — 7.5%

American Homes 4 Rent, Class A (a)	1,969	76,499

Brixmor Property Group, Inc.	3,605	82,510

EastGroup Properties, Inc.	381	62,589

Federal Realty Investment Trust	423	49,610

Kimco Realty Corp.	4,262	88,872

Lamar Advertising Co., Class A	176	18,357

Mid-America Apartment Communities, Inc.	629	105,961

Public Storage	395	118,802

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Rayonier, Inc. (a)	2,472	88,834

Welltower, Inc.	430	35,716

Weyerhaeuser Co.	3,237	111,431

		839,181

Food & Staples Retailing — 0.6%

Sysco Corp.	803	62,441

Food Products — 1.5%

Kraft Heinz Co. (The)	1,599	65,199

Post Holdings, Inc. *	907	98,432

		163,631

Health Care Equipment & Supplies — 0.8%

Medtronic plc	692	85,944

Health Care Providers & Services — 3.5%

AmerisourceBergen Corp.	753	86,257

Cigna Corp.	173	40,966

CVS Health Corp.	1,111	92,702

HCA Healthcare, Inc.	264	54,505

UnitedHealth Group, Inc.	276	110,655

		385,085

Hotels, Restaurants & Leisure — 1.1%

Booking Holdings, Inc. *	25	55,140

Las Vegas Sands Corp. *	1,244	65,557

		120,697

Household Durables — 1.5%

Mohawk Industries, Inc. *	442	85,006

Newell Brands, Inc.	2,849	78,257

		163,263

Household Products — 1.5%

Energizer Holdings, Inc.	1,400	60,158

Procter & Gamble Co. (The)	770	103,846

		164,004

Industrial Conglomerates — 1.5%

Carlisle Cos., Inc.	367	70,258

Honeywell International, Inc.	465	101,937

		172,195

Insurance — 7.8%

Alleghany Corp. *	91	60,701

American International Group, Inc.	874	41,588

Chubb Ltd.	491	78,110

CNA Financial Corp.(a)	643	29,241

Fairfax Financial Holdings Ltd. (Canada)	155	67,843

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

Hartford Financial Services Group, Inc. (The)	1,721	106,624

Loews Corp.	3,236	176,847

Marsh & McLennan Cos., Inc.	503	70,711

Progressive Corp. (The)	659	64,701

Travelers Cos., Inc. (The)	1,184	177,298

		873,664

Interactive Media & Services — 0.7%

Alphabet, Inc., Class C *	32	78,949

IT Services — 0.4%

International Business Machines Corp.	337	49,430

Machinery — 2.5%

Dover Corp.	936	140,978

ITT, Inc.	829	75,956

Stanley Black & Decker, Inc.	328	67,298

		284,232

Media — 3.0%

Discovery, Inc., Class C * (a)	700	20,274

DISH Network Corp., Class A *	1,454	60,761

Liberty Broadband Corp., Class C *	630	109,389

Liberty Media Corp.-Liberty SiriusXM, Class C *	1,653	76,697

Nexstar Media Group, Inc., Class A	424	62,747

		329,868

Multiline Retail — 0.9%

Dollar General Corp.	274	59,334

Kohl’s Corp.	830	45,737

		105,071

Oil, Gas & Consumable Fuels — 6.0%

Cabot Oil & Gas Corp. (a)	3,359	58,639

Chevron Corp.	945	98,990

ConocoPhillips	2,670	162,619

Diamondback Energy, Inc.	370	34,721

Equitrans Midstream Corp.	2,063	17,554

Kinder Morgan, Inc.	5,148	93,846

Marathon Petroleum Corp.	910	54,989

Phillips 66	853	73,220

Williams Cos., Inc. (The)	2,956	78,487

		673,065

Personal Products — 0.3%

Coty, Inc., Class A *	3,155	29,466

Pharmaceuticals — 4.2%

Bristol-Myers Squibb Co.	2,709	181,023

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Johnson & Johnson	831	136,836

Merck & Co., Inc.	763	59,311

Organon & Co. *	725	21,940

Pfizer, Inc.	682	26,712

Viatris, Inc.	2,996	42,816

		468,638

Professional Services — 0.5%

Leidos Holdings, Inc.	544	54,988

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A *	1,044	89,518

Semiconductors & Semiconductor Equipment — 2.0%

Analog Devices, Inc.	673	115,778

Texas Instruments, Inc.	535	102,874

		218,652

Software — 0.2%

Microsoft Corp.	102	27,692

Specialty Retail — 4.3%

AutoZone, Inc. *	115	171,388

Best Buy Co., Inc.	650	74,734

Gap, Inc. (The)	2,484	83,590

Lowe’s Cos., Inc.	320	62,070

Murphy USA, Inc.	666	88,774

		480,556

Textiles, Apparel & Luxury Goods — 1.0%

Columbia Sportswear Co.	494	48,580

Ralph Lauren Corp.	528	62,145

		110,725

Tobacco — 0.6%

Philip Morris International, Inc.	714	70,804

Wireless Telecommunication Services — 0.8%

T-Mobile US, Inc. *	620	89,809

Total Common Stocks (Cost $6,663,243)		10,721,127

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.7%

Investment Companies — 3.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $360,095)	359,916	360,095

Investment of Cash Collateral from Securities Loaned — 0.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	41,074	41,074

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	5,968	5,968

Total Investment of Cash Collateral from Securities Loaned (Cost $47,045)		47,042

Total Short-Term Investments (Cost $407,140)		407,137

Total Investments — 99.8% (Cost $7,070,383)		11,128,264
Other Assets Less Liabilities — 0.2%		23,052

NET ASSETS — 100.0%		11,151,316

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $45,570.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$14,695,353	$2,755,451		$8,875,768
Investments in affiliates, at value	159,510	64,465		190,144
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	149,952	59,919		265,757
Cash	95	11		53
Receivables:
Investment securities sold	—	4,904		25,350
Fund shares sold	16,748	4,726		9,327
Dividends from non-affiliates	1,863	2,892		708
Dividends from affiliates	1	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	798	84		525

Total Assets	15,024,320	2,892,452		9,367,632

LIABILITIES:
Payables:
Investment securities purchased	—	2,941		11,008
Collateral received on securities loaned (See Note 2.B.)	149,952	59,919		265,757
Fund shares redeemed	84,840	2,117		11,739
Accrued liabilities:
Investment advisory fees	6,485	1,337		4,561
Administration fees	798	79		476
Distribution fees	1,331	134		429
Service fees	1,774	297		684
Custodian and accounting fees	115	22		66
Other	188	64		148

Total Liabilities	245,483	66,910		294,868

Net Assets	$14,778,837	$2,825,542		$9,072,764

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$5,600,295	$1,643,489	$5,188,873
Total distributable earnings (loss)	9,178,542	1,182,053	3,883,891

Total Net Assets	$14,778,837	$2,825,542	$9,072,764

Net Assets:
Class A	$3,013,691	$595,304	$1,642,278
Class C	1,218,051	21,836	109,845
Class I	4,622,602	886,782	2,003,878
Class R2	510	555	57,273
Class R3	5,089	—	70,608
Class R4	22,559	—	22,947
Class R5	141,386	74	730,273
Class R6	5,754,949	1,320,991	4,435,662

Total	$14,778,837	$2,825,542	$9,072,764

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	89,543	9,581	35,548
Class C	43,761	373	3,360
Class I	131,333	13,980	35,816
Class R2	15	9	1,122
Class R3	151	—	1,285
Class R4	641	—	412
Class R5	3,908	1	12,811
Class R6	157,576	20,780	77,295

Net Asset Value (a):
Class A — Redemption price per share	$33.66	$62.14	$46.20
Class C — Offering price per share (b)	27.83	58.61	32.69
Class I — Offering and redemption price per share	35.20	63.43	55.95
Class R2 — Offering and redemption price per share	33.24	61.24	51.05
Class R3 — Offering and redemption price per share	33.61	—	54.95
Class R4 — Offering and redemption price per share	35.21	—	55.76
Class R5 — Offering and redemption price per share	36.18	63.52	57.00
Class R6 — Offering and redemption price per share	36.52	63.57	57.39
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$35.53	$65.58	$48.76

Cost of investments in non-affiliates	$7,368,918	$1,720,774	$5,650,807
Cost of investments in affiliates	159,479	64,456	190,128
Investment securities on loan, at value (See Note 2.B.)	151,682	58,238	258,405
Cost of investment of cash collateral (See Note 2.B.)	149,962	59,922	265,774

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund		JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$16,791,199		$10,721,127
Investments in affiliates, at value	334,195		360,095
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	22,201		47,042
Cash	18		29
Receivables:
Investment securities sold	16,286		—
Fund shares sold	13,565		73,945
Dividends from non-affiliates	31,701		9,175
Dividends from affiliates	1		1
Securities lending income (See Note 2.B.)	2		4

Total Assets	17,209,168		11,211,418

LIABILITIES:
Payables:
Investment securities purchased	15,149		—
Collateral received on securities loaned (See Note 2.B.)	22,201		47,042
Fund shares redeemed	108,704		5,187
Accrued liabilities:
Investment advisory fees	9,206		5,007
Administration fees	912		667
Distribution fees	428		436
Service fees	1,201		1,391
Custodian and accounting fees	114		73
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Other	616		299

Total Liabilities	158,531		60,102

Net Assets	$17,050,637		$11,151,316

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$8,208,478	$6,215,481
Total distributable earnings (loss)	8,842,159	4,935,835

Total Net Assets	$17,050,637	$11,151,316

Net Assets:
Class A	$1,608,828	$1,050,569
Class C	76,078	349,246
Class I	3,061,126	2,326,829
Class L	7,839,627	1,855,713
Class R2	71,087	194
Class R3	88,116	3,020
Class R4	31,938	1,724
Class R5	89,178	1,365
Class R6	4,184,659	5,562,656

Total	$17,050,637	$11,151,316

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	36,826	24,488
Class C	1,821	8,173
Class I	69,101	53,927
Class L	174,299	42,956
Class R2	1,714	4
Class R3	2,038	71
Class R4	726	40
Class R5	1,986	32
Class R6	93,080	128,882

Net Asset Value (a):
Class A — Redemption price per share	$43.69	$42.90
Class C — Offering price per share (b)	41.77	42.73
Class I — Offering and redemption price per share	44.30	43.15
Class L — Offering and redemption price per share	44.98	43.20
Class R2 — Offering and redemption price per share	41.48	42.46
Class R3 — Offering and redemption price per share	43.25	42.36
Class R4 — Offering and redemption price per share	44.02	42.92
Class R5 — Offering and redemption price per share	44.90	43.12
Class R6 — Offering and redemption price per share	44.96	43.16
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$46.11	$45.28

Cost of investments in non-affiliates	$9,597,946	$6,663,243
Cost of investments in affiliates	334,195	360,095
Investment securities on loan, at value (See Note 2.B.)	21,845	45,570
Cost of investment of cash collateral (See Note 2.B.)	22,203	47,045

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$78,439	$23,606	$27,081
Dividend income from affiliates	245	58	169
Income from securities lending (net) (See Note 2.B.)	1,572	177	1,240

Total investment income	80,256	23,841	28,490

EXPENSES:
Investment advisory fees	73,872	14,151	48,314
Administration fees	9,294	1,633	5,575
Distribution fees:
Class A	6,462	1,230	3,618
Class C	8,374	161	750
Class R2	2	4	245
Class R3	6	—	144
Service fees:
Class A	6,462	1,230	3,618
Class C	2,791	54	250
Class I	9,525	1,404	4,223
Class R2	1	2	123
Class R3	6	—	144
Class R4	51	—	42
Class R5	140	1	641
Custodian and accounting fees	459	82	255
Interest expense to affiliates	2	— (a)	1
Professional fees	160	65	106
Trustees’ and Chief Compliance Officer’s fees	61	30	44
Printing and mailing costs	488	211	325
Registration and filing fees	451	147	396
Transfer agency fees (See Note 2.E.)	326	65	455
Other	225	37	116

Total expenses	119,158	20,507	69,385

Less fees waived	(215)	(2,536)	(2,018)
Less expense reimbursements	— (a)	(1)	(65)

Net expenses	118,943	17,970	67,302

Net investment income (loss)	(38,687)	5,871	(38,812)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,615,588	236,515	977,650
Investments in affiliates	(64)	(14)	(20)

Net realized gain (loss)	2,615,524	236,501	977,630

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,518,078	551,892	1,605,435
Investments in affiliates	(34)	(5)	(28)

Change in net unrealized appreciation/depreciation	2,518,044	551,887	1,605,407

Net realized/unrealized gains (losses)	5,133,568	788,388	2,583,037

Change in net assets resulting from operations	$5,094,881	$794,259	$2,544,225

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$1	$—
Dividend income from non-affiliates	252,767	200,772
Dividend income from affiliates	368	322
Income from securities lending (net) (See Note 2.B.)	250	290

Total investment income	253,386	201,384

EXPENSES:
Investment advisory fees	97,543	53,194
Administration fees	10,070	7,205
Distribution fees:
Class A	3,438	2,174
Class C	567	2,429
Class R2	331	1
Class R3	190	5
Service fees:
Class A	3,438	2,174
Class C	189	810
Class I	6,876	5,727
Class L	6,872	1,700
Class R2	166	— (a)
Class R3	190	5
Class R4	84	55
Class R5	80	4
Custodian and accounting fees	451	291
Interest expense to affiliates	2	—
Professional fees	165	122
Trustees’ and Chief Compliance Officer’s fees	65	51
Printing and mailing costs	768	471
Registration and filing fees	243	149
Transfer agency fees (See Note 2.E.)	233	214
Other	334	153

Total expenses	132,295	76,934

Less fees waived	(6,667)	(439)
Less expense reimbursements	(39)	(27)

Net expenses	125,589	76,468

Net investment income (loss)	127,797	124,916

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,768,107	961,575
Investments in affiliates	66	(105)

Net realized gain (loss)	1,768,173	961,470

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,261,659	2,800,517
Investments in affiliates	(171)	1

Change in net unrealized appreciation/depreciation	4,261,488	2,800,518

Net realized/unrealized gains (losses)	6,029,661	3,761,988

Change in net assets resulting from operations	$6,157,458	$3,886,904

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(38,687)	$(10,353)	$5,871	$11,563
Net realized gain (loss)	2,615,524	1,432,215	236,501	457,289
Change in net unrealized appreciation/depreciation	2,518,044	972,047	551,887	(437,747)

Change in net assets resulting from operations	5,094,881	2,393,909	794,259	31,105

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(248,914)	(176,120)	(51,016)	(38,917)
Class C	(129,471)	(88,186)	(2,405)	(1,879)
Class I	(360,812)	(199,341)	(43,367)	(23,411)
Class R2	(32)	(12)	(76)	(49)
Class R3	(192)	(61)	—	—
Class R4	(1,887)	(1,510)	—	—
Class R5	(12,763)	(10,297)	(111)	(518)
Class R6	(579,464)	(359,755)	(120,036)	(159,341)

Total distributions to shareholders	(1,333,535)	(835,282)	(217,011)	(224,115)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	207,286	(137,511)	611,112	(961,205)

NET ASSETS:
Change in net assets	3,968,632	1,421,116	1,188,360	(1,154,215)
Beginning of period	10,810,205	9,389,089	1,637,182	2,791,397

End of period	$14,778,837	$10,810,205	$2,825,542	$1,637,182

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(38,812)	$(14,047)	$127,797	$203,596
Net realized gain (loss)	977,630	659,097	1,768,173	860,851
Change in net unrealized appreciation/depreciation	1,605,407	281,309	4,261,488	(3,168,215)

Change in net assets resulting from operations	2,544,225	926,359	6,157,458	(2,103,768)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(173,779)	(82,704)	(92,478)	(76,720)
Class C	(16,088)	(8,737)	(5,006)	(6,335)
Class I	(173,836)	(75,633)	(197,658)	(133,060)
Class L	—	—	(492,109)	(443,822)
Class R2	(5,377)	(2,939)	(4,986)	(3,525)
Class R3	(5,883)	(2,669)	(5,364)	(3,809)
Class R4	(1,774)	(679)	(2,242)	(1,419)
Class R5	(63,349)	(33,403)	(5,676)	(4,996)
Class R6	(329,350)	(138,679)	(264,623)	(181,586)

Total distributions to shareholders	(769,436)	(345,443)	(1,070,142)	(855,272)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,816,908	341,659	(751,266)	(1,341,858)

NET ASSETS:
Change in net assets	3,591,697	922,575	4,336,050	(4,300,898)
Beginning of period	5,481,067	4,558,492	12,714,587	17,015,485

End of period	$9,072,764	$5,481,067	$17,050,637	$12,714,587

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$124,916	$184,647
Net realized gain (loss)	961,470	159,367
Change in net unrealized appreciation/depreciation	2,800,518	(1,858,485)

Change in net assets resulting from operations	3,886,904	(1,514,471)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(23,476)	(44,981)
Class C	(7,055)	(16,494)
Class I	(72,893)	(99,554)
Class L	(53,516)	(100,871)
Class R2	(7)	(3)
Class R3	(63)	(70)
Class R4	(1,188)	(1,174)
Class R5	(145)	(334)
Class R6	(133,423)	(204,414)

Total distributions to shareholders	(291,766)	(467,895)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,143,741)	(143,475)

NET ASSETS:
Change in net assets	2,451,397	(2,125,841)
Beginning of period	8,699,919	10,825,760

End of period	$11,151,316	$8,699,919

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$617,307	$424,450	$108,793	$123,140
Distributions reinvested	240,271	171,962	50,959	38,873
Cost of shares redeemed	(591,206)	(690,381)	(103,045)	(176,855)

Change in net assets resulting from Class A capital transactions	266,372	(93,969)	56,707	(14,842)

Class C
Proceeds from shares issued	163,112	152,886	1,523	2,246
Distributions reinvested	125,552	83,431	2,405	1,879
Cost of shares redeemed	(301,892)	(200,570)	(8,655)	(5,867)

Change in net assets resulting from Class C capital transactions	(13,228)	35,747	(4,727)	(1,742)

Class I
Proceeds from shares issued	1,479,235	971,337	599,516	147,037
Distributions reinvested	337,895	183,814	43,123	23,288
Cost of shares redeemed	(1,078,748)	(804,519)	(236,107)	(114,553)

Change in net assets resulting from Class I capital transactions	738,382	350,632	406,532	55,772

Class R2
Proceeds from shares issued	300	157	191	391
Distributions reinvested	32	12	73	42
Cost of shares redeemed	(154)	(52)	(535)	(313)

Change in net assets resulting from Class R2 capital transactions	178	117	(271)	120

Class R3
Proceeds from shares issued	3,643	501	—	—
Distributions reinvested	163	61	—	—
Cost of shares redeemed	(434)	(126)	—	—

Change in net assets resulting from Class R3 capital transactions	3,372	436	—	—

Class R4
Proceeds from shares issued	2,600	2,017	—	—
Distributions reinvested	1,886	1,510	—	—
Cost of shares redeemed	(5,512)	(4,951)	—	—

Change in net assets resulting from Class R4 capital transactions	(1,026)	(1,424)	—	—

Class R5
Proceeds from shares issued	22,343	23,475	272	674
Distributions reinvested	12,555	10,290	111	517
Cost of shares redeemed	(70,249)	(37,782)	(1,462)	(6,310)

Change in net assets resulting from Class R5 capital transactions	(35,351)	(4,017)	(1,079)	(5,119)

Class R6
Proceeds from shares issued	1,205,957	1,257,140	334,403	348,033
Distributions reinvested	578,133	358,754	119,998	159,315
Cost of shares redeemed	(2,535,503)	(2,040,927)	(300,451)	(302,027)
Redemptions in-kind (See Note 8)	—	—	—	(1,200,715)

Change in net assets resulting from Class R6 capital transactions	(751,413)	(425,033)	153,950	(995,394)

Total change in net assets resulting from capital transactions	$207,286	$(137,511)	$611,112	$(961,205)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	20,460	19,559	1,925	2,661
Reinvested	8,308	8,088	961	853
Redeemed	(19,686)	(30,991)	(1,903)	(3,845)

Change in Class A Shares	9,082	(3,344)	983	(331)

Class C
Issued	6,449	8,221	28	54
Reinvested	5,236	4,615	48	43
Redeemed	(11,926)	(10,900)	(165)	(133)

Change in Class C Shares	(241)	1,936	(89)	(36)

Class I
Issued	46,557	42,055	10,207	3,117
Reinvested	11,160	8,317	795	501
Redeemed	(33,943)	(36,324)	(4,122)	(2,381)

Change in Class I Shares	23,774	14,048	6,880	1,237

Class R2
Issued	9	8	3	7
Reinvested	1	1	2	1
Redeemed	(5)	(3)	(9)	(6)

Change in Class R2 Shares	5	6	(4)	2

Class R3
Issued	116	26	—	—
Reinvested	6	3	—	—
Redeemed	(14)	(6)	—	—

Change in Class R3 Shares	108	23	—	—

Class R4
Issued	81	90	—	—
Reinvested	62	68	—	—
Redeemed	(177)	(212)	—	—

Change in Class R4 Shares	(34)	(54)	—	—

Class R5
Issued	696	992	5	14
Reinvested	403	455	2	11
Redeemed	(2,158)	(1,630)	(24)	(125)

Change in Class R5 Shares	(1,059)	(183)	(17)	(100)

Class R6
Issued	36,597	53,895	5,844	7,401
Reinvested	18,399	15,742	2,206	3,444
Redeemed	(76,164)	(86,443)	(5,296)	(6,434)
Redemptions in-kind (See Note 8)	—	—	—	(25,455)

Change in Class R6 Shares	(21,168)	(16,806)	2,754	(21,044)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$269,885	$143,119	$312,241	$209,763
Distributions reinvested	168,194	80,011	84,258	69,743
Cost of shares redeemed	(265,651)	(203,777)	(421,860)	(484,932)

Change in net assets resulting from Class A capital transactions	172,428	19,353	(25,361)	(205,426)

Class C
Proceeds from shares issued	18,817	11,326	11,152	12,682
Distributions reinvested	15,598	8,149	4,875	5,516
Cost of shares redeemed	(29,254)	(22,446)	(50,512)	(56,184)

Change in net assets resulting from Class C capital transactions	5,161	(2,971)	(34,485)	(37,986)

Class I
Proceeds from shares issued	807,758	306,997	944,499	900,902
Distributions reinvested	163,157	71,080	187,286	123,076
Cost of shares redeemed	(572,464)	(382,936)	(1,167,802)	(1,051,200)

Change in net assets resulting from Class I capital transactions	398,451	(4,859)	(36,017)	(27,222)

Class L
Proceeds from shares issued	—	—	1,079,544	1,165,380
Distributions reinvested	—	—	466,015	394,599
Cost of shares redeemed	—	—	(2,003,837)	(3,139,666)

Change in net assets resulting from Class L capital transactions	—	—	(458,278)	(1,579,687)

Class R2
Proceeds from shares issued	19,596	11,105	11,087	15,289
Distributions reinvested	5,366	2,875	4,944	3,405
Cost of shares redeemed	(18,633)	(22,776)	(26,032)	(20,258)

Change in net assets resulting from Class R2 capital transactions	6,329	(8,796)	(10,001)	(1,564)

Class R3
Proceeds from shares issued	27,679	17,057	10,318	15,417
Distributions reinvested	5,811	2,669	5,120	3,652
Cost of shares redeemed	(19,436)	(11,619)	(16,546)	(14,432)

Change in net assets resulting from Class R3 capital transactions	14,054	8,107	(1,108)	4,637

Class R4
Proceeds from shares issued	15,324	3,625	29,189	11,128
Distributions reinvested	1,774	679	2,242	1,419
Cost of shares redeemed	(9,549)	(3,668)	(36,170)	(10,446)

Change in net assets resulting from Class R4 capital transactions	7,549	636	(4,739)	2,101

Class R5
Proceeds from shares issued	169,023	143,113	15,455	14,343
Distributions reinvested	59,609	31,744	5,671	4,992
Cost of shares redeemed	(178,446)	(169,555)	(28,691)	(29,341)

Change in net assets resulting from Class R5 capital transactions	50,186	5,302	(7,565)	(10,006)

Class R6
Proceeds from shares issued	1,731,741	776,302	880,233	1,587,348
Distributions reinvested	326,519	137,892	243,857	174,996
Cost of shares redeemed	(895,510)	(589,307)	(1,297,802)	(1,249,049)

Change in net assets resulting from Class R6 capital transactions	1,162,750	324,887	(173,712)	513,295

Total change in net assets resulting from capital transactions	$1,816,908	$341,659	$(751,266)	$(1,341,858)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	6,348	4,392	8,294	6,133
Reinvested	4,077	2,499	2,357	1,812
Redeemed	(6,207)	(6,309)	(11,461)	(14,044)

Change in Class A Shares	4,218	582	(810)	(6,099)

Class C
Issued	609	461	302	374
Reinvested	533	341	143	150
Redeemed	(951)	(930)	(1,473)	(1,787)

Change in Class C Shares	191	(128)	(1,028)	(1,263)

Class I
Issued	15,656	8,021	26,465	28,169
Reinvested	3,271	1,879	5,165	3,157
Redeemed	(11,073)	(10,235)	(31,205)	(31,853)

Change in Class I Shares	7,854	(335)	425	(527)

Class L
Issued	—	—	27,115	34,257
Reinvested	—	—	12,656	9,979
Redeemed	—	—	(52,480)	(87,974)

Change in Class L Shares	—	—	(12,709)	(43,738)

Class R2
Issued	411	313	308	458
Reinvested	118	82	146	93
Redeemed	(395)	(645)	(735)	(599)

Change in Class R2 Shares	134	(250)	(281)	(48)

Class R3
Issued	550	447	273	452
Reinvested	118	71	145	96
Redeemed	(384)	(307)	(451)	(421)

Change in Class R3 Shares	284	211	(33)	127

Class R4
Issued	299	94	772	308
Reinvested	36	18	62	37
Redeemed	(183)	(96)	(892)	(284)

Change in Class R4 Shares	152	16	(58)	61

Class R5
Issued	3,227	3,638	389	392
Reinvested	1,172	826	154	126
Redeemed	(3,436)	(4,377)	(723)	(798)

Change in Class R5 Shares	963	87	(180)	(280)

Class R6
Issued	32,743	19,998	22,671	44,485
Reinvested	6,379	3,570	6,625	4,428
Redeemed	(17,096)	(15,241)	(33,322)	(35,794)

Change in Class R6 Shares	22,026	8,327	(4,026)	13,119

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$228,457	$225,893
Distributions reinvested	21,985	42,378
Cost of shares redeemed	(256,183)	(562,591)

Change in net assets resulting from Class A capital transactions	(5,741)	(294,320)

Class C
Proceeds from shares issued	42,809	31,902
Distributions reinvested	6,902	14,740
Cost of shares redeemed	(152,617)	(152,885)

Change in net assets resulting from Class C capital transactions	(102,906)	(106,243)

Class I
Proceeds from shares issued	632,458	873,832
Distributions reinvested	67,804	87,746
Cost of shares redeemed	(1,288,594)	(965,662)

Change in net assets resulting from Class I capital transactions	(588,332)	(4,084)

Class L
Proceeds from shares issued	329,055	566,706
Distributions reinvested	51,517	96,694
Cost of shares redeemed	(753,164)	(1,203,324)

Change in net assets resulting from Class L capital transactions	(372,592)	(539,924)

Class R2
Proceeds from shares issued	81	128
Distributions reinvested	7	2
Cost of shares redeemed	(144)	(23)

Change in net assets resulting from Class R2 capital transactions	(56)	107

Class R3
Proceeds from shares issued	1,146	359
Distributions reinvested	51	69
Cost of shares redeemed	(488)	(887)

Change in net assets resulting from Class R3 capital transactions	709	(459)

Class R4
Proceeds from shares issued	3,069	23,194
Distributions reinvested	1,187	1,174
Cost of shares redeemed	(42,655)	(8,710)

Change in net assets resulting from Class R4 capital transactions	(38,399)	15,658

Class R5
Proceeds from shares issued	839	2,112
Distributions reinvested	137	334
Cost of shares redeemed	(6,702)	(3,498)

Change in net assets resulting from Class R5 capital transactions	(5,726)	(1,052)

Class R6
Proceeds from shares issued	1,674,385	2,406,252
Distributions reinvested	133,248	203,530
Cost of shares redeemed	(1,838,331)	(1,822,940)

Change in net assets resulting from Class R6 capital transactions	(30,698)	786,842

Total change in net assets resulting from capital transactions	$(1,143,741)	$(143,475)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	6,264	7,038
Reinvested	627	1,145
Redeemed	(7,354)	(17,957)

Change in Class A Shares	(463)	(9,774)

Class C
Issued	1,112	966
Reinvested	198	401
Redeemed	(4,444)	(4,876)

Change in Class C Shares	(3,134)	(3,509)

Class I
Issued	17,384	28,338
Reinvested	1,924	2,357
Redeemed	(34,308)	(30,342)

Change in Class I Shares	(15,000)	353

Class L
Issued	9,182	17,778
Reinvested	1,461	2,596
Redeemed	(21,293)	(38,762)

Change in Class L Shares	(10,650)	(18,388)

Class R2
Issued	2	5
Reinvested	— (a)	— (a)
Redeemed	(4)	(1)

Change in Class R2 Shares	(2)	4

Class R3
Issued	32	11
Reinvested	1	2
Redeemed	(14)	(25)

Change in Class R3 Shares	19	(12)

Class R4
Issued	89	741
Reinvested	34	32
Redeemed	(1,184)	(250)

Change in Class R4 Shares	(1,061)	523

Class R5
Issued	26	62
Reinvested	4	9
Redeemed	(184)	(110)

Change in Class R5 Shares	(154)	(39)

Class R6
Issued	43,621	70,239
Reinvested	3,783	5,469
Redeemed	(51,458)	(55,634)

Change in Class R6 Shares	(4,054)	20,074

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund
Class A
Year Ended June 30, 2021	$25.27	$(0.16)	$11.67	$11.51	$—	$(3.12)	$(3.12)
Year Ended June 30, 2020	21.78	(0.08)	5.74	5.66	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—	—	—

Class C
Year Ended June 30, 2021	21.42	(0.26)	9.79	9.53	—	(3.12)	(3.12)
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	—	(2.17)	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	—	(1.76)	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	—	(0.84)	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—	—	—

Class I
Year Ended June 30, 2021	26.29	(0.09)	12.18	12.09	(0.06)	(3.12)	(3.18)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—	—	—

Class R2
Year Ended June 30, 2021	25.05	(0.24)	11.56	11.32	(0.01)	(3.12)	(3.13)
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	—	(1.76)	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	—	(0.84)	(0.84)

Class R3
Year Ended June 30, 2021	25.27	(0.17)	11.68	11.51	(0.05)	(3.12)	(3.17)
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	—	(0.84)	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—	—	—

Class R4
Year Ended June 30, 2021	26.29	(0.09)	12.17	12.08	(0.04)	(3.12)	(3.16)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	—	(0.84)	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—	—	—

Class R5
Year Ended June 30, 2021	26.93	(0.05)	12.50	12.45	(0.08)	(3.12)	(3.20)
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—	—	—

Class R6
Year Ended June 30, 2021	27.16	(0.01)	12.59	12.58	(0.10)	(3.12)	(3.22)
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	—	(0.84)	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$33.66	47.55%	$3,013,691	1.13%	(0.54)%	1.14%	43%
25.27	27.87	2,032,870	1.14	(0.36)	1.16	47
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34

27.83	46.80	1,218,051	1.63	(1.04)	1.63	43
21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34

35.20	47.95	4,622,602	0.88	(0.29)	0.88	43
26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34

33.24	47.18	510	1.39	(0.79)	1.66	43
25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

33.61	47.60	5,089	1.14	(0.54)	1.17	43
25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

35.21	47.91	22,559	0.88	(0.29)	0.88	43
26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

36.18	48.16	141,386	0.73	(0.14)	0.73	43
26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34

36.52	48.28	5,754,949	0.63	(0.03)	0.63	43
27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Year Ended June 30, 2021	$47.20	$(0.03)	$21.27	$21.24	$(0.08)	$(6.22)	$(6.30)
Year Ended June 30, 2020	50.52	0.13	0.78	0.91	(0.30)	(3.93)	(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	— (d)	5.89	5.89	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)

Class C
Year Ended June 30, 2021	44.95	(0.29)	20.17	19.88	—	(6.22)	(6.22)
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)

Class I
Year Ended June 30, 2021	48.07	0.13	21.66	21.79	(0.21)	(6.22)	(6.43)
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)

Class R2
Year Ended June 30, 2021	46.64	(0.18)	21.00	20.82	—	(6.22)	(6.22)
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)

Class R5
Year Ended June 30, 2021	48.11	0.16	21.74	21.90	(0.27)	(6.22)	(6.49)
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)

Class R6
Year Ended June 30, 2021	48.14	0.26	21.71	21.97	(0.32)	(6.22)	(6.54)
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$62.14	47.31%	$595,304	1.14%	(0.05)%	1.26%	54%
47.20	2.20	405,857	1.14	0.28	1.26	49
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31
48.53	16.61	378,055	1.24	(0.05)	1.37	38

58.61	46.59	21,836	1.63	(0.56)	1.75	54
44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38

63.43	47.67	886,782	0.89	0.23	1.00	54
48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38

61.24	46.94	555	1.38	(0.33)	1.59	54
46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38

63.52	47.89	74	0.74	0.29	0.87	54
48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38

63.57	48.03	1,320,991	0.64	0.45	0.75	54
48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund
Class A
Year Ended June 30, 2021	$36.43	$(0.36)	$15.58	$15.22	$—	$(5.45)	$(5.45)
Year Ended June 30, 2020	32.94	(0.20)	6.50	6.30	—	(2.81)	(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	—	(2.15)	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	—	(2.14)	(2.14)
Year Ended June 30, 2017	23.43	(0.14)	4.71	4.57	—	(0.01)	(0.01)

Class C
Year Ended June 30, 2021	27.15	(0.42)	11.41	10.99	—	(5.45)	(5.45)
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	—	(2.81)	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	—	(2.15)	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	—	(2.14)	(2.14)
Year Ended June 30, 2017	19.05	(0.22)	3.82	3.60	—	(0.01)	(0.01)

Class I
Year Ended June 30, 2021	43.11	(0.28)	18.58	18.30	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.52	(0.07)	5.35	5.28	—	(0.01)	(0.01)

Class R2
Year Ended June 30, 2021	39.90	(0.52)	17.12	16.60	—	(5.45)	(5.45)
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	—	(2.81)	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	—	(2.15)	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	—	(2.14)	(2.14)
Year Ended June 30, 2017	25.41	(0.21)	5.12	4.91	—	(0.01)	(0.01)

Class R3
Year Ended June 30, 2021	42.53	(0.43)	18.30	17.87	—	(5.45)	(5.45)
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	—	(2.14)	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.13)	4.79	4.66	—	(0.01)	(0.01)

Class R4
Year Ended June 30, 2021	43.00	(0.31)	18.53	18.22	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	—	(2.14)	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.06)	4.78	4.72	—	(0.01)	(0.01)

Class R5
Year Ended June 30, 2021	43.81	(0.21)	18.90	18.69	(0.05)	(5.45)	(5.50)
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.74	(0.03)	5.39	5.36	—	(0.01)	(0.01)

Class R6
Year Ended June 30, 2021	44.07	(0.19)	19.03	18.84	(0.07)	(5.45)	(5.52)
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	—	(2.81)	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.82	(0.02)	5.41	5.39	—	(0.01)	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$46.20	43.59%	$1,642,278	1.24%	(0.85)%	1.26%	42%
36.43	20.30	1,141,467	1.24	(0.62)	1.27	63
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56
27.99	19.52	915,226	1.23	(0.56)	1.36	41

32.69	42.84	109,845	1.74	(1.36)	1.75	42
27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56
22.64	18.92	90,640	1.73	(1.06)	1.85	41

55.95	44.02	2,003,878	0.93	(0.54)	0.99	42
43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56
31.79	19.92	1,050,151	0.92	(0.25)	1.08	41

51.05	43.24	57,273	1.49	(1.10)	1.53	42
39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56
30.31	19.34	35,242	1.42	(0.74)	1.69	41

54.95	43.57	70,608	1.24	(0.86)	1.24	42
42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56
31.71	17.24	152	1.23	(0.54)	1.42	41

55.76	43.92	22,947	0.99	(0.60)	0.99	42
43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
31.77	17.46	129	0.98	(0.23)	1.10	41

57.00	44.22	730,273	0.79	(0.40)	0.84	42
43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
32.09	20.06	247,068	0.78	(0.10)	0.89	41

57.39	44.30	4,435,662	0.74	(0.35)	0.74	42
44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
32.20	20.11	749,670	0.73	(0.06)	0.76	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Year Ended June 30, 2021	$31.12	$0.17	$15.09	$15.26	$(0.29)	$(2.40)	$(2.69)
Year Ended June 30, 2020	38.02	0.33	(5.35)	(5.02)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17	4.60	4.77	(0.14)	(2.24)	(2.38)

Class C
Year Ended June 30, 2021	29.77	(0.02)	14.44	14.42	(0.02)	(2.40)	(2.42)
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)	4.44	4.42	—	(2.24)	(2.24)

Class I
Year Ended June 30, 2021	31.51	0.27	15.30	15.57	(0.38)	(2.40)	(2.78)
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27	4.66	4.93	(0.24)	(2.24)	(2.48)

Class L
Year Ended June 30, 2021	31.96	0.36	15.51	15.87	(0.45)	(2.40)	(2.85)
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36	4.71	5.07	(0.32)	(2.24)	(2.56)

Class R2
Year Ended June 30, 2021	29.67	0.07	14.36	14.43	(0.22)	(2.40)	(2.62)
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07	4.43	4.50	(0.07)	(2.24)	(2.31)

Class R3
Year Ended June 30, 2021	30.83	0.17	14.95	15.12	(0.30)	(2.40)	(2.70)
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (f) through June 30, 2017	35.78	0.26	4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Year Ended June 30, 2021	31.34	0.27	15.20	15.47	(0.39)	(2.40)	(2.79)
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (f) through June 30, 2017	36.18	0.38	4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Year Ended June 30, 2021	31.90	0.33	15.49	15.82	(0.42)	(2.40)	(2.82)
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (f) through June 30, 2017	36.60	0.36	4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Year Ended June 30, 2021	31.94	0.37	15.51	15.88	(0.46)	(2.40)	(2.86)
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (f) through June 30, 2017	36.60	0.32	4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$43.69	51.06%	$1,608,828	1.22%	0.46%	1.23%	21%
31.12	(14.13)	1,171,139	1.24	0.93	1.24	18
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13
37.80	13.83	2,149,689	1.23	0.45	1.36	23

41.77	50.32	76,078	1.72	(0.05)	1.73	21
29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13
36.35	13.27	452,351	1.74	(0.06)	1.80	23

44.30	51.46	3,061,126	0.97	0.72	0.98	21
31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13
38.24	14.15	2,902,646	0.98	0.72	1.07	23

44.98	51.76	7,839,627	0.75	0.94	0.83	21
31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13
38.70	14.39	12,478,637	0.74	0.96	0.91	23

41.48	50.69	71,087	1.48	0.21	1.49	21
29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13
36.33	13.53	85,287	1.49	0.21	1.65	23

43.25	51.07	88,116	1.22	0.47	1.23	21
30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
37.67	12.70	19,262	1.24	0.87	1.35	23

44.02	51.47	31,938	0.97	0.70	0.98	21
31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
38.16	12.89	3,537	0.99	1.26	1.10	23

44.90	51.69	89,178	0.82	0.87	0.83	21
31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13
38.67	13.06	30,334	0.84	1.18	1.02	23

44.96	51.83	4,184,659	0.72	0.97	0.73	21
31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
38.69	13.13	281,269	0.74	1.05	0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Year Ended June 30, 2021	$29.53	$0.34		$14.04	$14.38	$(0.48)	$(0.53)	$(1.01)
Year Ended June 30, 2020	35.46	0.49		(5.04)	(4.55)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2019	35.38	0.55		1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2021	29.38	0.16		13.99	14.15	(0.27)	(0.53)	(0.80)
Year Ended June 30, 2020	35.29	0.32		(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38		1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)

Class I
Year Ended June 30, 2021	29.71	0.43		14.13	14.56	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.67	0.57		(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62		1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)

Class L
Year Ended June 30, 2021	29.73	0.49		14.14	14.63	(0.63)	(0.53)	(1.16)
Year Ended June 30, 2020	35.69	0.63		(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72		1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)

Class R2
Year Ended June 30, 2021	29.31	0.26		13.90	14.16	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.24	0.40		(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48		1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Year Ended June 30, 2021	29.21	0.33		13.88	14.21	(0.53)	(0.53)	(1.06)
Year Ended June 30, 2020	35.08	0.48		(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49		1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Year Ended June 30, 2021	29.56	0.42		14.06	14.48	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.52	0.57		(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62		1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Year Ended June 30, 2021	29.67	0.49		14.11	14.60	(0.62)	(0.53)	(1.15)
Year Ended June 30, 2020	35.62	0.63		(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65		1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Year Ended June 30, 2021	29.71	0.52		14.13	14.65	(0.67)	(0.53)	(1.20)
Year Ended June 30, 2020	35.67	0.66		(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71		1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$42.90	49.47%	$1,050,569	1.13%	0.94%		1.14%	34%
29.53	(13.60)	736,715	1.14	1.45		1.16	29
35.46	7.00	1,231,325	1.14	1.59		1.25	15
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24

42.73	48.75	349,246	1.63	0.45		1.64	34
29.38	(14.04)	332,229	1.64	0.94		1.66	29
35.29	6.45	522,878	1.64	1.08		1.75	15
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24

43.15	49.86	2,326,829	0.88	1.20		0.89	34
29.71	(13.39)	2,047,640	0.89	1.70		0.90	29
35.67	7.28	2,445,747	0.89	1.76		0.99	15
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24

43.20	50.10	1,855,713	0.73	1.35		0.74	34
29.73	(13.26)	1,593,954	0.74	1.85		0.75	29
35.69	7.41	2,569,596	0.74	2.04		0.84	15
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24

42.46	49.10	194	1.38	0.73		1.54	34
29.31	(13.82)	182	1.39	1.27		1.55	29
35.24	6.72	69	1.39	1.40		2.14	15
35.22	5.54	38	1.41	0.78	(f)	1.61	23

42.36	49.46	3,020	1.13	0.92		1.17	34
29.21	(13.60)	1,519	1.14	1.43		1.18	29
35.08	7.00	2,241	1.14	1.44		1.26	15
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

42.92	49.86	1,724	0.88	1.26		0.89	34
29.56	(13.40)	32,555	0.88	1.74		0.90	29
35.52	7.27	20,538	0.89	1.79		0.99	15
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

43.12	50.12	1,365	0.73	1.41		0.74	34
29.67	(13.25)	5,529	0.74	1.85		0.75	29
35.62	7.41	8,018	0.74	1.85		0.84	15
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

43.16	50.23	5,562,656	0.63	1.44		0.64	34
29.71	(13.18)	3,949,596	0.64	1.96		0.65	29
35.67	7.57	4,025,348	0.64	2.02		0.74	15
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) was organized as a Massachusetts business trust on September 23, 1997, as an open-end management investment company.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”) was organized as a Maryland corporation on August 19, 1997, as an open-end management investment company.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of Mid Cap Value Fund and Value Advantage Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,004,815	$—	$—	$15,004,815

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,879,835	$—	$—	$2,879,835

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,331,669	$—	$—	$9,331,669

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,147,595	$—	$—	$17,147,595

(a)	Please refer to the SOI for specifics of portfolio holdings.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,128,264	$—	$—	$11,128,264

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$151,682	(149,952)**	$1,730
Mid Cap Equity Fund	58,238	(58,238)	—
Mid Cap Growth Fund	258,405	(258,405)	—
Mid Cap Value Fund	21,845	(21,845)	—
Value Advantage Fund	45,570	(45,570)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to June 30, 2021, additional collateral was received.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended June 30, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Growth Advantage Fund	$19
Mid Cap Equity Fund	2
Mid Cap Growth Fund	17
Mid Cap Value Fund	7
Value Advantage Fund	7

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Growth Advantage Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$105,416	$4,419,023	$4,364,840	$(64)	$(25)	$159,510	159,430	$245		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	302,529	2,066,000	2,235,244	(75)*	(9)	133,201	133,201	420	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	31,490	1,031,923	1,046,662	—	—	16,751	16,751	13	*	—

Total	$439,435	$7,516,946	$7,646,746	$(139)	$(34)	$309,462		$678		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Mid Cap Equity Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$40,612	$830,766	$806,897	$(14)	$(2)	$64,465	64,433	$58		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	—	323,000	270,000	(7)*	(3)	52,990	52,990	42	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	—	143,549	136,620	—	—	6,929	6,929	2	*	—

Total	$40,612	$1,297,315	$1,213,517	$(21)	$(5)	$124,384		$102		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Growth Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$51,560	$1,518,917	$1,380,301	$(20)	$(12)	$190,144	190,049	$169		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	211,088	1,697,000	1,668,999	(81)*	(16)	238,992	238,992	447	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	24,377	573,278	570,890	—	—	26,765	26,765	13	*	—

Total	$287,025	$3,789,195	$3,620,190	$(101)	$(28)	$455,901		$629		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

Mid Cap Value Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$170,302	$3,085,766	$2,921,769	$66		$(170)	$334,195	334,028	$368		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	168,074	604,000	753,500	(38	)*	(1)	18,535	18,536	163	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	23,472	280,045	299,851	—		—	3,666	3,666	5	*	—

	$361,848	$3,969,811	$3,975,120	$28		$(171)	$356,396		$536		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Value Advantage Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$193,827	$5,039,507	$4,873,138	$(105)	$4	$360,095	359,916	$322		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	139,126	690,985	789,000	(34)*	(3)	41,074	41,074	202	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	15,136	290,778	299,946	—	—	5,968	5,968	7	*	—

Total	$348,089	$6,021,270	$5,962,084	$(139)	$1	$407,137		$531		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

E. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2021 are as follows:

	Class A	Class C	Class I	Class L	Class R2		Class R3	Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$124	$57	$70	n/a	$1		$1	$—	(a)	$3		$70	$326
Mid Cap Equity Fund
Transfer agency fees	29	1	21	n/a	1		n/a	n/a		—	(a)	13	65
Mid Cap Growth Fund
Transfer agency fees	293	7	40	n/a	22		3	1		7		82	455
Mid Cap Value Fund
Transfer agency fees	88	4	38	$18	7		2	1		1		74	233
Value Advantage Fund
Transfer agency fees	70	32	45	29	—	(a)	1	—	(a)	—	(a)	37	214

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$202,249	$34,392	$(236,641)
Mid Cap Equity Fund	2,483	(1,295)	(1,188)
Mid Cap Growth Fund	—	29,519	(29,519)
Mid Cap Value Fund	—	(11,446)	11,446
Value Advantage Fund	—	(7,008)	7,008

The reclassifications for the Funds relate primarily to net operating losses, non-taxable dividends and tax equalization.

H. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2021, the effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$596	$1
Mid Cap Equity Fund	107	1
Mid Cap Growth Fund	180	—	(a)
Mid Cap Value Fund	64	—
Value Advantage Fund	142	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.14%	1.64%	0.89%	n/a	1.39%	1.14%	n/a	n/a	n/a
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74%	0.64%
Mid Cap Growth Fund	1.24	n/a	0.93	n/a	1.49	n/a	0.99%	0.79	0.74
Mid Cap Value Fund	1.24	1.75	0.99	0.75%	1.50	1.25	1.00	0.85	0.73
Value Advantage Fund	1.14	1.64	0.89	0.75	1.39	1.14	0.89	0.74	0.64

The expense limitation agreements were in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

For the year ended June 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$—	$—	$21	$21	$—	(a)
Mid Cap Equity Fund	1,468	979	40	2,487	1
Mid Cap Growth Fund	148	97	1,638	1,883	65
Mid Cap Value Fund	904	594	4,874	6,372	39
Value Advantage Fund	55	36	97	188	27

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2021 were as follows:

Growth Advantage Fund	$194
Mid Cap Equity Fund	49
Mid Cap Growth Fund	135
Mid Cap Value Fund	295
Value Advantage Fund	251

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2021, Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$5,664,969	$6,793,527
Mid Cap Equity Fund	1,513,567	1,141,472
Mid Cap Growth Fund	3,891,283	3,031,971
Mid Cap Value Fund	3,121,834	4,865,259
Value Advantage Fund	3,185,060	4,629,186

During the year ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$7,740,972	$7,362,987	$99,144	$7,263,843
Mid Cap Equity Fund	1,876,346	1,011,246	7,757	1,003,489
Mid Cap Growth Fund	6,140,513	3,274,487	83,331	3,191,156
Mid Cap Value Fund	9,973,135	7,225,530	51,070	7,174,460
Value Advantage Fund	7,162,655	3,980,011	14,402	3,965,609

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in passive foreign investment companies (“PFICs”) and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$173,658	$1,159,877	$1,333,535
Mid Cap Equity Fund	34,787	182,224	217,011
Mid Cap Growth Fund	98,717	670,719	769,436
Mid Cap Value Fund	166,699	903,443	1,070,142
Value Advantage Fund	156,787	134,979	291,766

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$—	$835,282	$835,282
Mid Cap Equity Fund	18,575	205,540	224,115
Mid Cap Growth Fund	—	345,443	345,443
Mid Cap Value Fund	207,560	647,712	855,272
Value Advantage Fund	180,428	287,467	467,895

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$416,691	$1,517,775	$7,263,843
Mid Cap Equity Fund	34,680	143,942	1,003,489
Mid Cap Growth Fund	160,207	554,291	3,191,156
Mid Cap Value Fund	157,708	1,510,292	7,174,460
Value Advantage Fund	226,518	743,807	3,965,609

The cumulative timing differences primarily consist of investments in PFICs, wash sale loss deferrals, non-taxable dividends and late year ordinary loss deferrals.

As of June 30, 2021, the Funds did not have any net capital loss carryforwards.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the following Funds deferred to July 1, 2021 late year ordinary losses of:

Late Year Ordinary Loss Deferral
Growth Advantage Fund	$19,685
Mid Cap Growth Fund	21,652

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended June 30, 2021.

7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	14.1%	1	23.8%
Mid Cap Equity Fund	—	—	2	66.5
Mid Cap Growth Fund	1	10.9	2	28.3
Mid Cap Value Fund	—	—	2	35.2
Value Advantage Fund	—	—	2	23.3

As of June 30, 2021, JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	10.7%
Value Advantage Fund	26.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemption in-kind

On October 11, 2019, certain shareholders sold Class R6 Shares of Mid Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
Mid Cap Equity Fund	$1,200,715	*	$234,072	Redemption in-kind

*	This amount includes cash of $42,541 associated with the redemption in-kind.

9. Subsequent Event

Effective November 1, 2021, the contractual expense limitation for the following funds will decrease to the percentages shown in the table below, and will be in place until at least October 31, 2022.

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.04%	1.54%	0.79%	1.30%	1.05%	0.80%	0.65%	0.55%
Mid Cap Growth Fund	1.14	1.64	0.89	1.45	1.20	0.95	n/a	0.70
Mid Cap Value Fund	1.14	1.64	0.89	1.40	1.15	0.90	0.75	0.65
Value Advantage Fund	1.04	1.54	0.79	1.30	1.05	0.80	0.65	0.55

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Value Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund and JPMorgan Mid Cap Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Growth Advantage Fund (constituting J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund (constituting J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Mid Cap Growth Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

TRUSTEES

(Unaudited) (continued)

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,115.70	$5.93	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,112.80	8.54	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class I
Actual	1,000.00	1,117.10	4.62	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R2
Actual	1,000.00	1,114.30	7.29	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R3
Actual	1,000.00	1,115.90	5.98	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,117.10	4.62	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R5
Actual	1,000.00	1,117.70	3.83	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	1,118.50	3.31	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,146.50	$6.07	1.14%
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,143.80	8.72	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,147.80	4.74	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	1,145.10	7.39	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R5
Actual	1,000.00	1,148.90	3.94	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R6
Actual	1,000.00	1,149.30	3.41	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,084.30	6.41	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,081.40	8.98	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,086.00	4.81	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,082.90	7.70	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,084.30	6.41	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,085.70	5.12	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,086.50	4.09	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,087.10	3.83	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund
Class A
Actual	$1,000.00	$1,214.60	$6.70	1.22%
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class C
Actual	1,000.00	1,211.40	9.38	1.71
Hypothetical	1,000.00	1,016.31	8.55	1.71
Class I
Actual	1,000.00	1,216.00	5.27	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class L
Actual	1,000.00	1,217.60	4.12	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R2
Actual	1,000.00	1,213.20	8.07	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class R3
Actual	1,000.00	1,214.90	6.65	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class R4
Actual	1,000.00	1,216.40	5.28	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class R5
Actual	1,000.00	1,217.10	4.45	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R6
Actual	1,000.00	1,217.80	3.90	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,212.90	6.20	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,209.80	8.93	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class I
Actual	1,000.00	1,214.50	4.83	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class L
Actual	1,000.00	1,215.20	4.01	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R2
Actual	1,000.00	1,211.10	7.57	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R3
Actual	1,000.00	1,212.70	6.25	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,214.10	4.89	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R5
Actual	1,000.00	1,215.30	4.01	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	1,215.80	3.46	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2021:

Dividends Received Deduction
JPMorgan Growth Advantage Fund	41.77%
JPMorgan Mid Cap Equity Fund	57.41
JPMorgan Mid Cap Growth Fund	23.86
JPMorgan Mid Cap Value Fund	100.00
JPMorgan Value Advantage Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021:

Long-Term Capital Gain Distribution
JPMorgan Growth Advantage Fund	$1,318,561
JPMorgan Mid Cap Equity Fund	184,140
JPMorgan Mid Cap Growth Fund	670,719
JPMorgan Mid Cap Value Fund	903,443
JPMorgan Value Advantage Fund	134,979

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021:

Qualified Dividend Income
JPMorgan Growth Advantage Fund	$75,026
JPMorgan Mid Cap Equity Fund	20,127
JPMorgan Mid Cap Growth Fund	24,984
JPMorgan Mid Cap Value Fund	166,699
JPMorgan Value Advantage Fund	156,787

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-MC-621

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2021

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Hedged Equity 2 Fund

JPMorgan Hedged Equity 3 Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August – a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package -- and the prospect of additional federal government spending – helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

Within U.S. equity markets, the S&P 500 Index returned 40.79%; the Russell 1000 Index returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell 2000 Index returned 62.03% for the twelve months ended June 30, 2021.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	47.46%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$131,894

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection and overweight position in the financials sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care sector and its underweight position in the communication services sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., Capital One Financial Corp. and Charles Schwab Corp. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period and general investor demand for financial sector stocks. Shares of Charles Schwab, a financial services provider, rose following the company’s $26 billion acquisition of TD Ameritrade in October 2020 and amid general investor demand for financials sector stocks.

Leading individual detractors from relative performance included the Fund’s overweight positions in Xcel Energy Inc., Home Depot Inc. and Discovery Inc. Shares of Xcel, an electricity and natural gas utility, fell late in the period following a run-up in the share price in early 2021. Shares of Home Depot, a home improvement retail chain, fell after a significant run-up in the share price in 2020. Shares of Discovery, an entertainment and media company, fell sharply in March 2021 following the collapse of Archegos Capital Management, which held large leveraged positions in Discovery shares.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.5%
2.	Apple, Inc.	4.8
3.	Alphabet, Inc., Class C	4.7
4.	AutoZone, Inc.	3.8
5.	Amazon.com, Inc.	3.8
6.	Berkshire Hathaway, Inc., Class B	3.5
7.	Loews Corp.	3.4
8.	Capital One Financial Corp.	3.1
9.	Bank of America Corp.	3.0
10.	AbbVie, Inc.	2.9

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	23.4%
Financials	15.0
Communication Services	13.1
Health Care	12.7
Consumer Discretionary	10.8
Materials	5.0
Real Estate	4.6
Industrials	3.6
Energy	3.5
Utilities	2.8
Consumer Staples	2.8
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		39.35%	18.13%	14.55%
Without Sales Charge		47.07	19.40	15.18
CLASS C SHARES	July 29, 2011
With CDSC**		45.37	18.81	14.71
Without CDSC		46.37	18.81	14.71
CLASS I SHARES	July 29, 2011	47.46	19.71	15.47
CLASS R6 SHARES	October 1, 2018	47.82	19.88	15.55

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from July 29, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	40.16%
Russell 1000 Value Index	43.68%

Net Assets as of 6/30/2021 (In Thousands)	$46,405,657

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and industrials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in CME Group Inc. and General Dynamics Corp., and its underweight position in Alphabet Inc. Shares of CME Group, a financial derivatives market operator, underperformed after the company reported lower-than-expected earnings and revenue for the third quarter of 2020. Shares of General Dynamics, an aerospace and defense manufacturer, underperformed after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2020. Shares of Alphabet, parent company of Google Inc., which were not held in the Fund, rose on continued growth in earnings and revenue throughout the period.

Leading individual contributors to relative performance included the Fund’s underweight positions in AT&T Corp. and Intel Corp. and its out-of-Benchmark position in Deere Inc. Shares of AT&T, a telecommunications and entertainment provider not held in the Fund, fell amid investor concerns that the company’s sale of its WarnerMedia unit would reduce AT&T’s quarterly dividends. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021. Shares of Deere, a maker of agriculture and construction equipment, rose after the company reported better-than-expected earnings for its fiscal second quarter and raised its earnings forecast for the fiscal year 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Comcast Corp., Class A	2 .6%
2.	BlackRock, Inc.	2 .5
3.	Bank of America Corp.	2 .4
4.	UnitedHealth Group, Inc.	2 .4
5.	ConocoPhillips	2 .4
6.	Bristol-Myers Squibb Co.	2 .2
7.	Analog Devices, Inc.	2 .2
8.	PNC Financial Services Group, Inc. (The)	2 .2
9.	Medtronic plc	2 .0
10.	Philip Morris International, Inc.	2 .0

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	23.7%
Industrials	14.8
Health Care	14.4
Information Technology	9.5
Consumer Staples	8.6
Consumer Discretionary	8.1
Energy	5.6
Utilities	3.9
Communication Services	3.6
Materials	3.2
Real Estate	2.2
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		32.46%	11.63%	11.64%
Without Sales Charge		39.81	12.84	12.24
CLASS C SHARES	November 4, 1997
With CDSC**		38.19	12.29	11.79
Without CDSC		39.19	12.29	11.79
CLASS I SHARES	July 2, 1987	40.16	13.13	12.52
CLASS R2 SHARES	February 28, 2011	39.47	12.56	11.96
CLASS R3 SHARES	September 9, 2016	39.79	12.85	12.24
CLASS R4 SHARES	September 9, 2016	40.19	13.13	12.52
CLASS R5 SHARES	February 28, 2011	40.41	13.32	12.73
CLASS R6 SHARES	January 31, 2012	40.51	13.43	12.81

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value

Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	29.87%
S&P 500 Index	40.79%
ICE BofAML 3-Month US Treasury Bill Index	0.09%

Net Assets as of 6/30/2021 (In Thousands)	$900,804

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofAML 3-Month US Treasury Bill Index for the twelve months ended June 30, 2021. The Fund’s security selection in the financials sector and its underweight position in the utilities sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the industrials sector and its security selection in the consumer discretionary sector were leading contributors to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Nvidia Corp. and its overweight positions in Jack Henry & Associates Inc. and Progressive Corp. Shares of Nvidia, a semiconductor maker not held in the Fund, rose amid consecutive quarters of better-than-expected earnings and revenue. Shares of Jack Henry & Associates, a payment processing provider mainly serving the financial services sector, fell after the company reported several quarters of lower-than-expected revenue. Shares of Progressive, a property and casualty insurer, fell amid lower-than-expected earnings and revenue for the first quarter of 2021 as well as a decline in monthly revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in Target Corp. and Trane Technologies PLC, and its underweight position in Intel Corp. Shares of Target, a discount department store chain, rose following consecutive quarters of better-than-expected growth in earnings and revenue amid a strong rebound in consumer spending during the period. Shares of Trane Technologies, an air conditioning, heating and ventilation company, rose after the company reported better-than-expected earnings and revenue amid strong consumer and commercial demand. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Toronto-Dominion Bank (The), ELN, 35.60%, 8/6/2021, (linked to S&P 500 Index)	3.6%
2.	Royal Bank of Canada, ELN, 36.35%, 7/16/2021, (linked to S&P 500 Index)	3.1
3.	BNP Paribas, ELN, 37.87%, 7/23/2021, (linked to S&P 500 Index)	3.0
4.	UBS AG, ELN, 36.40%, 7/30/2021, (linked to S&P 500 Index)	3.0
5.	Citigroup Global Markets Holdings, Inc., ELN, 38.70%, 7/9/2021, (linked to S&P 500 Index)	2.6
6.	Microsoft Corp.	1.6
7.	Intuit, Inc.	1.6
8.	Accenture plc, Class A	1.5
9.	Target Corp.	1.5
10.	Eli Lilly & Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	11.3%
Information Technology	11.2
Industrials	10.6
Consumer Staples	9.9
Financials	9.1
Communication Services	7.5
Consumer Discretionary	7.4
Utilities	6.3
Materials	3.3
Real Estate	2.6
Energy	0.8
Other***	15.3
Short-Term Investments	4.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Equity-Linked Notes that are linked to the S&P 500 Index.
ELN	Equity-Linked Note

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge*		22.76%	8.28%
Without Sales Charge		29.57	10.36
CLASS C SHARES	August 31, 2018
With CDSC**		28.03	9.81
Without CDSC		29.03	9.81
CLASS I SHARES	August 31, 2018	29.87	10.61
CLASS R5 SHARES	August 31, 2018	30.06	10.78
CLASS R6 SHARES	August 31, 2018	30.29	10.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 31, 2018 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	19.66%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$18,294,923

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the pharmaceutical/medical technology and real estate investment trust sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and telecommunications sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in FedEx Corp. and its underweight positions in Walt Disney Co. and J.P. Morgan Chase & Co. Shares of FedEx, a parcel and freight delivery company, underperformed amid investor concerns about global supply chain problems. Shares of Walt Disney, an entertainment and media company, rose amid increased consumer demand for its online streaming service. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding, rose amid better-than-expected earnings and general investor demand for financial sector stocks.

Leading individual contributors to relative performance included the Fund’s overweight positions in Applied Materials Inc. and Capital One Financial Corp. and its underweight position in Intel Inc. Shares of Applied Materials, a semiconductor manufacturing equipment provider, rose amid a surge in global demand for semiconductors in 2021. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period and general investor demand for financial sector stocks. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.5%
2.	Apple, Inc.	5.8
3.	Amazon.com, Inc.	4.4
4.	Alphabet, Inc., Class A	2.5
5.	Facebook, Inc., Class A	2.2
6.	Alphabet, Inc., Class C	2.0
7.	Berkshire Hathaway, Inc., Class B	1.6
8.	S&P 500 Index 9/30/2021 at USD 4,065.00, European Style	1.5
9.	Tesla, Inc.	1.4
10.	Mastercard, Inc., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	26.4%
Consumer Discretionary	12.6
Health Care	12.6
Financials	11.4
Communication Services	11.0
Industrials	8.5
Consumer Staples	4.9
Energy	2.8
Utilities	2.4
Materials	2.3
Real Estate	1.8
Put Options Purchased	1.6
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		13.06%	9.56%	7.79%
Without Sales Charge		19.31	10.75	8.56
CLASS C SHARES	December 13, 2013
With CDSC**		17.76	10.21	8.02
Without CDSC		18.76	10.21	8.02
CLASS I SHARES	December 13, 2013	19.66	11.04	8.84
CLASS R5 SHARES	December 13, 2013	19.79	11.21	9.03
CLASS R6 SHARES	December 13, 2013	19.90	11.30	9.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from December 13, 2013 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Hedged Equity 2 Fund

FUND COMMENTARY

FOR THE PERIOD FEBRUARY 26, 2021 (INCEPTION DATE) THROUGH JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.63%
S&P 500 Index	13.30%

Net Assets as of 6/30/2021 (In Thousands)	$1,391,868

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the period from inception on February 26, 2021 to June 30, 2021. The Fund’s security selection in the pharmaceutical/medical technology and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Adobe Inc. and its overweight positions in Deere & Co. and Netflix Inc. Shares of Adobe, a software company not held in the Fund, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter. Shares of Deere, a maker of agricultural and construction equipment, underperformed late in the period after the company warned of pandemic-related constraints on its supply chain. Shares of Netflix, an online entertainment provider, fell amid investor concerns about slowing growth in new subscribers.

Leading individual contributors to relative performance included the Fund’s overweight position in Walt Disney Co. and its underweight positions in J.P. Morgan Chase & Co. and Intel Inc. Shares of Walt Disney, an entertainment and media company, rose amid increased consumer demand for its online streaming service. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding, underperformed amid declining interest rates during the period. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.3%
2.	Apple, Inc.	5.7
3.	Amazon.com, Inc.	4.3
4.	Alphabet, Inc., Class A	2.4
5.	Facebook, Inc., Class A	2.2
6.	Alphabet, Inc., Class C	2.0
7.	Berkshire Hathaway, Inc., Class B	1.5
8.	Tesla, Inc.	1.4
9.	Mastercard, Inc., Class A	1.3
10.	NVIDIA Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	25.7%
Consumer Discretionary	12.3
Health Care	12.2
Financials	11.0
Communication Services	10.7
Industrials	8.3
Consumer Staples	4.8
Energy	2.7
Utilities	2.3
Materials	2.3
Real Estate	1.7
Put Options Purchased	0.3
Short-Term Investments	5.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge*		6.54%
Without Sales Charge		6.54
CLASS C SHARES	February 26, 2021
With CDSC**		5.36
Without CDSC		6.36
CLASS I SHARES	February 26, 2021	6.63
CLASS R5 SHARES	February 26, 2021	6.66
CLASS R6 SHARES	February 26, 2021	6.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (2/26/21 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 2021.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity 3 Fund

FUND COMMENTARY

FOR THE PERIOD FEBRUARY 26, 2021 (INCEPTION DATE) THROUGH JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.64%
S&P 500 Index	13.30%

Net Assets as of 6/30/2021 (In Thousands)	$566,566

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the period from inception on February 26, 2021 to June 30, 2021. The Fund’s security selection in the pharmaceutical/medical technology and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Adobe Inc. and its overweight positions in Deere & Co. and Netflix Inc. Shares of Adobe, a software company not held in the Fund, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter. Shares of Deere, a maker of agricultural and construction equipment, underperformed late in the period after the company warned of pandemic-related constraints on its supply chain. Shares of Netflix, an online entertainment provider, fell amid investor concerns about slowing growth in new subscribers.

Leading individual contributors to relative performance included the Fund’s overweight position in Walt Disney Co. and its underweight positions in J.P. Morgan Chase & Co. and Intel Inc. Shares of Walt Disney, an entertainment and media company, rose amid increased consumer demand for its online streaming service. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding, underperformed amid declining interest rates during the period. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.4%
2.	Apple, Inc.	5.8
3.	Amazon.com, Inc.	4.4
4.	Alphabet, Inc., Class A	2.5
5.	Facebook, Inc., Class A	2.2
6.	Alphabet, Inc., Class C	2.0
7.	Berkshire Hathaway, Inc., Class B	1.6
8.	Tesla, Inc.	1.4
9.	Mastercard, Inc., Class A	1.4
10.	NVIDIA Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	26.3%
Consumer Discretionary	12.6
Health Care	12.5
Financials	11.3
Communication Services	10.9
Industrials	8.5
Consumer Staples	4.9
Energy	2.8
Utilities	2.3
Materials	2.3
Real Estate	1.8
Put Options Purchased	0.8
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge*		6.50%
Without Sales Charge		6.50
CLASS C SHARES	February 26, 2021
With CDSC**		5.37
Without CDSC		6.37
CLASS I SHARES	February 26, 2021	6.64
CLASS R5 SHARES	February 26, 2021	6.64
CLASS R6 SHARES	February 26, 2021	6.68

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (2/26/21 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 2021.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	41.37%
Russell 1000 Growth Index	42.50%

Net Assets as of 6/30/2021 (In Thousands)	$37,416,380

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the health care and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Seagen Inc., Regeneron Pharmaceuticals Inc. and DexCom Inc. Shares of Seagen, a drug development company, fell after the company reported lower-than-expected earnings for the first quarter of 2021. Shares of Regeneron Pharmaceuticals, a drug development company, fell as the U.S. approval of multiple vaccines against COVID-19 reduced demand for alternative therapies for the virus. Shares of DexCom, a medical device manufacturer, fell during the period following a run-up in the stock price in 2020.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., Snap Inc. and ASML Holdings NV. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Snap, an online camera platform and social media provider, rose after the company reported consecutive quarters of better-than-expected earnings and revenue during the period. Shares of ASML Holdings, a semiconductor manufacturing equipment maker, rose on growth in demand amid a global supply shortage of semiconductors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Alphabet, Inc., Class C	6.0%
2.	Apple, Inc.	5.8
3.	Microsoft Corp.	4.7
4.	Facebook, Inc., Class A	4.5
5.	PayPal Holdings, Inc.	3.4
6.	Amazon.com, Inc.	3.2
7.	Deere & Co.	3.1
8.	Snap, Inc., Class A	2.5
9.	Charles Schwab Corp. (The)	2.1
10.	Morgan Stanley	2.0

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	28.9%
Communication Services	17.3
Consumer Discretionary	13.7
Health Care	10.8
Industrials	9.6
Financials	8.6
Consumer Staples	3.7
Materials	2.3
Short-Term Investments	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		33.60%	26.47%	17.67%
Without Sales Charge		41.00	27.84	18.30
CLASS C SHARES	November 4, 1997
With CDSC**		39.32	27.20	17.83
Without CDSC		40.32	27.20	17.83
CLASS I SHARES	February 28, 1992	41.37	28.13	18.54
CLASS R2 SHARES	November 3, 2008	40.65	27.51	18.01
CLASS R3 SHARES	September 9, 2016	41.01	27.81	18.28
CLASS R4 SHARES	September 9, 2016	41.37	28.12	18.54
CLASS R5 SHARES	April 14, 2009	41.57	28.33	18.75
CLASS R6 SHARES	November 30, 2010	41.70	28.46	18.85

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	62.22%
Russell 1000 Value Index	43.68%

Net Assets as of 6/30/2021 (In Thousands)	$4,341,470

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care and financials sectors were the smallest contributors and no sectors detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in U.S. Foods Holding Corp., General Motors Co. and ON Semiconductor Corp. Shares of U.S. Foods Holding, a foodservice distributor, rose after the company reported a narrower-than-expected loss for the first quarter of 2021 and amid investor demand for value stocks. Shares of ON Semiconductor, a semiconductor manufacturer, rose amid a surge in global demand for semiconductors in 2021. Shares of General Motors, an automobile manufacturer, rose amid increased demand for cars and trucks in the second half of 2020 and investor expectations for increased government spending on electric vehicle development.

Leading individual detractors from relative performance included the Fund’s overweight positions in FMC Corp. and Carter’s Inc. and its underweight position in Alphabet Inc. Shares of FMC, a diversified chemicals manufacturer, underperformed after the company issued a lower-than-expected earnings forecast for the first quarter and full year 2021. Shares of Carter’s, a maker of children’s apparel, underperformed late in the period following a run-up in the stock price driven by better-than-expected earnings for the first quarter of 2021. Shares of Alphabet, parent company of Google Inc., rose on continued growth in earnings and revenue throughout the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Wells Fargo & Co.	3.8%
2.	US Foods Holding Corp.	3.6
3.	Bank of America Corp.	3.2
4.	Comcast Corp., Class A	2.7
5.	Lamb Weston Holdings, Inc.	2.7
6.	Cigna Corp.	2.7
7.	Freeport-McMoRan, Inc.	2.5
8.	State Street Corp.	2.4
9.	FMC Corp.	2.3
10.	Boeing Co. (The)	2.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	18.0%
Industrials	15.7
Health Care	15.0
Energy	9.9
Materials	9.5
Consumer Discretionary	8.9
Consumer Staples	8.0
Information Technology	5.9
Communication Services	3.3
Real Estate	2.9
Utilities	0.9
Short-Term Investments	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		53.42%	14.15%	12.17%
Without Sales Charge		61.86	15.38	12.78
CLASS C SHARES	March 22, 1999
With CDSC**		60.04	14.79	12.32
Without CDSC		61.04	14.79	12.32
CLASS I SHARES	March 1, 1991	62.22	15.64	13.00
CLASS R2 SHARES	November 3, 2008	61.40	15.07	12.48
CLASS R3 SHARES	October 1, 2018	61.83	15.38	12.78
CLASS R4 SHARES	October 1, 2018	62.16	15.63	12.99
CLASS R5 SHARES	May 15, 2006	62.47	15.81	13.20
CLASS R6 SHARES	November 30, 2010	62.68	15.92	13.28

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	46.80%
Russell 1000 Value Index	43.68%

Net Assets as of 6/30/2021 (In Thousands)	$276,279

INVESTMENT OBJECTIVE**

The JPMorgan Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Lam Research Corp. and its overweight positions in Discovery Inc. and Alphabet Inc. Shares of Lam Research, a semiconductor manufacturing equipment provider, rose amid a surge in global demand for semiconductors in 2021. Shares of Discovery, an entertainment and media company, rose through most of the period before dropping sharply in March 2021 following the collapse of Archegos Capital Management, which held large leveraged positions in Discovery shares. Shares of Alphabet, parent company of Google Inc., rose on continued growth in earnings and revenue throughout the period.

Leading individual detractors from relative performance included the Fund’s overweight positions in Verizon Communications Inc., Electronic Arts Inc. and eBay Inc. Shares of Verizon Communications, a wireless telecommunications provider, underperformed amid increased competition for market share, particularly in 5G services, following T-Mobile US Inc.’s merger with Sprint Corp. in 2020. Shares of Electronic Arts, a publisher of video games and other digital content, underperformed amid low growth in the company’s mobile games business and lower-than-expected earnings for the first quarter of 2021. Shares of eBay, a provider of online marketplaces, underperformed after the company lowered its earnings forecast in April 2021.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a behavioral finance investment process that seeks to capitalize on market inefficiencies. The Fund’s portfolio managers sought companies that they believed had attractive valuations, high quality characteristics and strong momentum. The Fund’s positioning was a result of that process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Bank of America Corp.	2.9%
2.	Verizon Communications, Inc.	2.5
3.	Medtronic plc	2.3
4.	Citigroup, Inc.	2.1
5.	Anthem, Inc.	1.9
6.	Eaton Corp. plc	1.9
7.	Bristol-Myers Squibb Co.	1.9
8.	Alphabet, Inc., Class C	1.8
9.	Lam Research Corp.	1.6
10.	Trane Technologies plc	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	19.0%
Industrials	13.5
Health Care	13.2
Communication Services	9.6
Consumer Discretionary	8.5
Information Technology	8.4
Consumer Staples	6.3
Energy	5.7
Materials	4.9
Utilities	4.2
Real Estate	3.4
Short-Term Investments	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		38.78%	11.32%	10.33%
Without Sales Charge		46.45	12.53	10.93
CLASS C SHARES	February 19, 2005
With CDSC**		44.71	11.97	10.49
Without CDSC		45.71	11.97	10.49
CLASS I SHARES	February 28, 2003	46.80	12.77	11.14
CLASS R2 SHARES	November 3, 2008	46.05	12.22	10.64
CLASS R5 SHARES	May 15, 2006	46.96	12.95	11.34
CLASS R6 SHARES	November 30, 2010	47.17	13.05	11.41

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	41.81%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$19,843,651

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s overweight position and security selection in the semiconductors & hardware sector and its security selection in the auto & transportation sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical sector and its underweight position and security selection in the consumer cyclical sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc. and NXP Semiconductors NV. and its out-of-Benchmark position in Taiwan Semiconductor Manufacturing Co. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of NXP Semiconductors and Taiwan Semiconductor Manufacturing, both semiconductor makers, rose amid a surge in global demand for semiconductors in 2021.

Leading individual detractors from relative performance included the Fund’s overweight positions in Leidos Holdings Inc. and Northrop Grumman Corp., and its underweight position in Nvidia Corp. Shares of Leidos Holdings, a provider of engineering and technology to the aerospace and defense sectors, fell after the company reported lower-than-expected revenue for the fourth quarter of 2020. Shares of Northrop Grumman, an aerospace and defense manufacturer, underperformed amid investor expectations that the defense sector would be unlikely to immediately benefit from the re-opening of the U.S. economy in 2021. Shares of Nvidia, a semiconductor maker not held in the fund, rose amid consecutive quarters of better-than-expected earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	7.1%
2.	Alphabet, Inc., Class A	7.0
3.	Apple, Inc.	5.6
4.	Amazon.com, Inc.	5.4
5.	Mastercard, Inc., Class A	4.4
6.	Eaton Corp. plc	3.2
7.	Norfolk Southern Corp.	3.1
8.	Analog Devices, Inc.	3.1
9.	Prologis, Inc.	2.8
10.	Coca-Cola Co. (The)	2.8

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	27.1%
Consumer Discretionary	15.6
Financials	12.3
Health Care	11.4
Industrials	10.2
Communication Services	9.1
Utilities	4.1
Materials	3.0
Real Estate	2.8
Consumer Staples	2.8
Energy	0.3
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		33.76%	17.42%	14.29%
Without Sales Charge		41.18	18.68	14.90
CLASS C SHARES	September 10, 2001
With CDSC**		39.52	18.09	14.44
Without CDSC		40.52	18.09	14.44
CLASS I SHARES	September 10, 2001	41.64	18.96	15.14
CLASS L SHARES	September 17, 1993	41.81	19.13	15.31
CLASS R2 SHARES	November 3, 2008	40.92	18.39	14.61
CLASS R3 SHARES	September 9, 2016	41.30	18.67	14.90
CLASS R4 SHARES	September 9, 2016	41.58	18.95	15.14
CLASS R5 SHARES	May 15, 2006	41.79	19.16	15.34
CLASS R6 SHARES	November 30, 2010	41.98	19.27	15.43

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	40.38%
Russell 1000 Growth Index	42.50%

Net Assets as of 6/30/2021 (In Thousands)	$1,307,588

INVESTMENT OBJECTIVE**

The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the health care and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and materials sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Mastercard Inc., Sprouts Farmers Market Inc. and VMware Inc. Shares of Mastercard, a credit card and payments company, underperformed amid investor concerns that the ongoing pandemic would limit consumer spending on travel in 2021. Shares of Sprouts Farmers Market, a supermarket chain, fell after the company reported several quarters of lower-than-expected revenue during the period. Shares of VMware, a provider of cloud-based software, underperformed following a run-up in the stock price early in the period.

Leading individual contributors to relative performance included the Fund’s overweight positions in Applied Materials Inc., Lam Research Inc. and Dell Technologies Inc. Shares of Applied Materials and Lam Research, both semiconductor manufacturing equipment providers, rose amid a surge in global demand for semiconductors in 2021. Shares of Dell Technologies, a provider of computers, software and services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2021.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a behavioral finance investment process that sought to capitalize on market inefficiencies. The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	9.6%
2.	Apple, Inc.	8.7
3.	Amazon.com, Inc.	6.3
4.	Facebook, Inc., Class A	5.0
5.	Mastercard, Inc., Class A	3.2
6.	Adobe, Inc.	2.8
7.	Alphabet, Inc., Class C	2.6
8.	Alphabet, Inc., Class A	2.6
9.	Tesla, Inc.	2.3
10.	Intuit, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	42.8%
Consumer Discretionary	16.9
Communication Services	12.5
Health Care	10.5
Industrials	6.5
Consumer Staples	4.2
Real Estate	1.5
Financials	1.4
Others (each less than 1.0%)	1.0
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		32.69%	19.33%	15.17%
Without Sales Charge		40.03	20.62	15.79
CLASS C SHARES	February 19, 2005
With CDSC**		38.34	20.03	15.33
Without CDSC		39.34	20.03	15.33
CLASS I SHARES	February 28, 2003	40.38	20.93	16.08
CLASS R2 SHARES	November 3, 2008	39.68	20.32	15.50
CLASS R5 SHARES	May 15, 2006	40.59	21.12	16.29
CLASS R6 SHARES	November 02, 2015	40.73	21.23	16.35

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	42.65%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$2,651,246

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the semiconductors & hardware sector and its security selection and underweight position in the consumer stable sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the retail and industrial cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s short positions in Cisco Systems Inc. and Intel Corp., and long position in Diamondback Energy Inc. Shares of Cisco Systems, a provider of networking products and services, fell after pandemic-related supply chain problems led to decreased revenue in 2020. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021. Shares of Diamondback Energy, an oil and gas extraction company, rose amid a strong rebound in energy prices in the first half of 2021.

Leading individual detractors from relative performance included the Fund’s short positions in AMC Entertainment Holdings Inc. and General Electric Co., and its long position in Leidos Holdings Inc. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters that was not held in the Benchmark, rose sharply in the first half of 2021, driven by users of Internet forums in response to large short positions in the stock. Shares of General Electric, a technology and financial services conglomerate, rose amid investor expectations for a rebound in air travel and demand for jet engines. Shares of Leidos Holdings, a provider of engineering and technology to the aerospace and defense sectors, fell after the company reported lower-than-expected revenue for the fourth quarter of 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 125% to 25%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	5.6%
2.	Amazon.com, Inc.	4.4
3.	Apple, Inc.	3.7
4.	Alphabet, Inc., Class A	3.2
5.	Facebook, Inc., Class A	2.6
6.	Mastercard, Inc., Class A	2.4
7.	NXP Semiconductors NV (China)	2.0
8.	Analog Devices, Inc.	1.8
9.	Norfolk Southern Corp.	1.5
10.	Wells Fargo & Co.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Take-Two Interactive Software, Inc.	2.6%
2.	3M Co.	2.2
3.	Clorox Co. (The)	2.2
4.	Kroger Co. (The)	2.2
5.	QUALCOMM, Inc.	2.1
6.	Exxon Mobil Corp.	1.9
7.	Intel Corp.	1.9
8.	Omnicom Group, Inc.	1.8
9.	Iron Mountain, Inc.	1.7
10.	Consolidated Edison, Inc.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	25.4%
Industrials	12.5
Consumer Discretionary	12.4
Health Care	12.0
Communication Services	11.1
Financials	8.8
Energy	4.2
Consumer Staples	4.0
Materials	3.9
Real Estate	2.7
Utilities	2.6
Short-Term Investments	0.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	16.7%
Communication Services	15.1
Information Technology	14.1
Consumer Staples	10.9
Energy	8.3
Financials	7.8
Health Care	7.3
Real Estate	6.6
Utilities	5.9
Materials	4.7
Consumer Discretionary	2.6

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge*		34.84%	17.23%	13.90%
Without Sales Charge		42.30	18.50	14.52
CLASS C SHARES	November 1, 2005
With CDSC**		40.55	17.91	14.07
Without CDSC		41.55	17.91	14.07
CLASS I SHARES	November 1, 2005	42.65	18.80	14.81
CLASS R2 SHARES	November 3, 2008	41.77	18.12	14.19
CLASS R5 SHARES	May 15, 2006	42.70	18.90	14.97
CLASS R6 SHARES	November 1, 2017	42.86	18.99	15.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if appli-

cable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	42.92%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$5,052,042

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Benchmark for the twelve months ended June 30, 2021. The Fund’s security selection in the technology and telecommunications sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical and real estate investment trusts sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Applied Materials Inc. and Capital One Financial Corp., and its underweight position in Intel Corp. Shares of Applied Materials, a semiconductor manufacturing equipment provider, rose amid a surge in global demand for semiconductors in 2021. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period and general investor demand for financial sector stocks. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

Leading individual detractors from relative performance included the Fund’s overweight position in FedEx Corp. and its underweight positions in Walt Disney Co. and J.P. Morgan Chase & Co. Shares of FedEx, a parcel and freight delivery company, underperformed amid investor concerns about global supply chain problems. Shares of Walt Disney, an entertainment and media company, rose amid increased consumer demand for its online streaming service. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding, rose amid better-than-expected earnings and general investor demand for financial sector stocks as the economic rebound began in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.6%
2.	Apple, Inc.	5.9
3.	Amazon.com, Inc.	4.5
4.	Alphabet, Inc., Class A	2.6
5.	Facebook, Inc., Class A	2.3
6.	Alphabet, Inc., Class C	2.1
7.	Berkshire Hathaway, Inc., Class B	1.6
8.	Tesla, Inc.	1.4
9.	Mastercard, Inc., Class A	1.4
10.	NVIDIA Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	27.0%
Consumer Discretionary	12.9
Health Care	12.8
Financials	11.6
Communication Services	11.3
Industrials	8.7
Consumer Staples	5.0
Energy	2.8
Utilities	2.4
Materials	2.4
Real Estate	1.8
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		35.08%	16.62%	13.77%
Without Sales Charge		42.55	17.88	14.39
CLASS I SHARES	September 10, 2001	42.92	18.18	14.68
CLASS R6 SHARES	March 24, 2003	43.09	18.31	14.89

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	40.99%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$115,550

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the communication services and financials sectors was a leading detractor relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Lam Research Corp., Aptiv PLC and Applied Materials Corp. Shares of Lam Research and Applied Materials, both semiconductor manufacturing equipment providers, rose amid a surge in global demand for semiconductors in 2021. Shares of Aptiv, an automotive components manufacturer based in Ireland, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2021.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Verizon Communications and Electronic Arts Inc., and its underweight position in Alphabet Inc. Shares of Verizon Communications, a wireless telecommunications provider, underperformed amid increased competition for market share, particularly in 5G services, following T-Mobile US Inc.’s merger with Sprint Corp. in 2020. Shares of Electronic Arts, a publisher of video games and other digital content, underperformed amid low growth in the company’s mobile games business and lower-than-expected earnings for the first quarter of 2021. Shares of Alphabet, parent company of Google Inc., rose on continued growth in earnings and revenue throughout the period.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	8.0%
2.	Apple, Inc.	4.3
3.	Walt Disney Co. (The)	3.5
4.	Mastercard, Inc., Class A	3.4
5.	Bank of America Corp.	2.9
6.	Home Depot, Inc. (The)	2.8
7.	Intuit, Inc.	2.7
8.	Trane Technologies plc	2.5
9.	Eaton Corp. plc	2.4
10.	Citigroup, Inc.	2.4

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	31.8%
Health Care	14.3
Financials	12.8
Industrials	10.0
Consumer Discretionary	9.3
Communication Services	6.5
Real Estate	4.9
Consumer Staples	3.5
Utilities	1.6
Materials	1.3
Short-Term Investments	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		33.26%	16.52%	13.82%
Without Sales Charge		40.64	17.79	14.43
CLASS C SHARES	February 19, 2005
With CDSC**		38.94	17.20	13.98
Without CDSC		39.94	17.20	13.98
CLASS I SHARES	February 28, 2003	40.99	18.08	14.72
CLASS R6 SHARES	September 30, 2020	41.02	18.09	14.72

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	44.88%
Russell 1000 Value Index	43.68%

Net Assets as of 6/30/2021 (In Thousands)	$1,706,985

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s overweight position and security selection in the financials sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in Intel Corp. and AT&T Inc. and its overweight position in Wells Fargo & Co. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021. Shares of AT&T, a telecommunications and entertainment provider not held in the Fund, fell amid investor concerns that the company’s sale of its WarnerMedia unit would reduce AT&T’s quarterly dividends. Shares of Wells Fargo & Co., a banking and financial services company, rose after the company reported better-than-expected earnings for the first quarter of 2021.

Leading individual detractors from relative performance included the Fund’s overweight positions in AutoZone Inc. Northrop Grumman Corp. and Home Depot Inc. Shares of AutoZone, an automotive parts retailer, fell after the company reported lower-than-expected sales for its fiscal first quarter. Shares of Northrop Grumman, an aerospace and defense manufacturer, underperformed amid investor expectations that the defense sector would be unlikely to immediately benefit from the re-opening of the U.S. economy in 2021. Shares of Home Depot, a home improvement retail chain, fell after a significant run-up in the share price in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	BlackRock, Inc.	2.5%
2.	Wells Fargo & Co.	2.5
3.	Citigroup, Inc.	2.1
4.	Bank of America Corp.	2.1
5.	ConocoPhillips	2.1
6.	Bristol-Myers Squibb Co.	2.0
7.	Comcast Corp., Class A	1.9
8.	Morgan Stanley	1.9
9.	UnitedHealth Group, Inc.	1.9
10.	Berkshire Hathaway, Inc., Class B	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	28.1%
Health Care	14.4
Industrials	13.2
Consumer Discretionary	9.8
Information Technology	8.7
Energy	5.3
Communication Services	5.1
Materials	4.6
Consumer Staples	4.5
Utilities	3.0
Real Estate	1.1
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		37.27%	12.61%	12.18%
Without Sales Charge		44.88	13.83	12.79
CLASS C SHARES	January 2, 1998
With CDSC**		43.13	13.26	12.34
Without CDSC		44.13	13.26	12.34
CLASS I SHARES	January 25, 1996	45.22	14.12	13.08
CLASS R2 SHARES	November 2, 2015	44.51	13.55	12.63
CLASS R3 SHARES	July 31, 2017	44.89	13.84	12.79
CLASS R4 SHARES	July 31, 2017	45.26	14.12	13.08
CLASS R5 SHARES	November 2, 2015	45.47	14.31	13.19
CLASS R6 SHARES	November 2, 2015	45.60	14.40	13.24

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from

June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%

Banks — 3.0%

Bank of America Corp.	97	3,979

Biotechnology — 4.5%

AbbVie, Inc.	34	3,799

Regeneron Pharmaceuticals, Inc. *	4	2,167

		5,966

Capital Markets — 2.1%

Charles Schwab Corp. (The)	38	2,732

Construction Materials — 1.3%

Martin Marietta Materials, Inc.	5	1,650

Consumer Finance — 3.1%

Capital One Financial Corp.	26	4,023

Containers & Packaging — 2.5%

Packaging Corp. of America	24	3,280

Diversified Financial Services — 3.5%

Berkshire Hathaway, Inc., Class B *	17	4,615

Electric Utilities — 2.8%

Xcel Energy, Inc.	57	3,753

Electronic Equipment, Instruments & Components — 1.7%

Zebra Technologies Corp., Class A *	4	2,270

Equity Real Estate Investment Trusts (REITs) — 4.6%

Public Storage	8	2,435

Weyerhaeuser Co.	107	3,688

		6,123

Health Care Equipment & Supplies — 3.5%

Dexcom, Inc. *	5	2,318

Intuitive Surgical, Inc. *	2	2,258

		4,576

Health Care Providers & Services — 2.6%

UnitedHealth Group, Inc.	9	3,457

Hotels, Restaurants & Leisure — 1.9%

Booking Holdings, Inc. *	1	2,514

Household Products — 2.8%

Procter & Gamble Co. (The)	27	3,651

Insurance — 3.4%

Loews Corp.	82	4,481

Interactive Media & Services — 7.1%

Alphabet, Inc., Class C *	2	6,157

Facebook, Inc., Class A *	10	3,379

		9,536

INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — 3.8%

Amazon.com, Inc. *	1	5,016

IT Services — 6.5%

Global Payments, Inc.	10	1,937

Mastercard, Inc., Class A	10	3,782

PayPal Holdings, Inc. *	10	2,899

		8,618

Machinery — 3.6%

Deere & Co.	7	2,431

Stanley Black & Decker, Inc.	11	2,269

		4,700

Media — 3.6%

Charter Communications, Inc., Class A *	4	3,056

Discovery, Inc., Class C *	59	1,701

		4,757

Metals & Mining — 1.3%

Freeport-McMoRan, Inc.	45	1,662

Oil, Gas & Consumable Fuels — 3.5%

ConocoPhillips	43	2,601

Kinder Morgan, Inc.	107	1,953

		4,554

Pharmaceuticals — 2.1%

Bristol-Myers Squibb Co.	42	2,802

Semiconductors & Semiconductor Equipment — 4.8%

Advanced Micro Devices, Inc. *	22	2,086

Lam Research Corp.	3	2,206

QUALCOMM, Inc.	15	2,085

		6,377

Software — 5.5%

Microsoft Corp.	27	7,304

Specialty Retail — 5.2%

AutoZone, Inc. *	3	5,053

Gap, Inc. (The)	52	1,744

		6,797

Technology Hardware, Storage & Peripherals — 4.8%

Apple, Inc.	46	6,324

Wireless Telecommunication Services — 2.3%

T-Mobile US, Inc. *	21	2,990

Total Common Stocks (Cost $82,263)		128,507

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $3,582)	3,580	3,582

Total Investments — 100.1% (Cost $85,845)		132,089
Liabilities in Excess of Other Assets — (0.1)%		(195)

NET ASSETS — 100.0%		131,894

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Aerospace & Defense — 4.3%

General Dynamics Corp.	3,339	628,512

Northrop Grumman Corp.	1,394	506,659

Raytheon Technologies Corp.	10,291	877,899

		2,013,070

Air Freight & Logistics — 1.1%

United Parcel Service, Inc., Class B	2,378	494,551

Banks — 7.8%

Bank of America Corp.	26,897	1,108,981

Citigroup, Inc.	8,711	616,311

PNC Financial Services Group, Inc. (The)	5,257	1,002,900

Truist Financial Corp.	7,848	435,549

US Bancorp	8,352	475,841

		3,639,582

Beverages — 1.8%

Coca-Cola Co. (The)	7,089	383,566

PepsiCo, Inc.	3,160	468,269

		851,835

Biotechnology — 0.6%

Amgen, Inc.	1,097	267,469

Building Products — 0.4%

Trane Technologies plc	1,067	196,507

Capital Markets — 9.1%

BlackRock, Inc.	1,297	1,134,845

Charles Schwab Corp. (The)	7,571	551,263

CME Group, Inc.	4,345	924,174

Morgan Stanley	9,576	878,008

Northern Trust Corp.	1,877	217,059

T. Rowe Price Group, Inc.	2,409	476,987

		4,182,336

Chemicals — 3.2%

Air Products and Chemicals, Inc.	2,422	696,654

PPG Industries, Inc.	4,512	765,985

		1,462,639

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	3,242	356,669

Consumer Finance — 2.7%

American Express Co.	4,766	787,467

Capital One Financial Corp.	2,888	446,683

		1,234,150

Diversified Telecommunication Services — 1.0%

Verizon Communications, Inc.	7,873	441,106

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 2.7%

Entergy Corp.	1,020	101,659

NextEra Energy, Inc.	9,410	689,587

Xcel Energy, Inc.	6,946	457,594

		1,248,840

Electrical Equipment — 1.7%

Eaton Corp. plc	5,204	771,078

Electronic Equipment, Instruments & Components — 0.2%

Corning, Inc.	2,324	95,043

Equity Real Estate Investment Trusts (REITs) — 2.2%

Alexandria Real Estate Equities, Inc.	768	139,742

AvalonBay Communities, Inc.	1,158	241,657

Boston Properties, Inc.	1,052	120,602

Prologis, Inc.	2,080	248,582

Realty Income Corp.	975	65,104

Ventas, Inc.	3,037	173,413

Vornado Realty Trust	1,029	48,041

		1,037,141

Food & Staples Retailing — 2.7%

Sysco Corp.	8,670	674,069

Walmart, Inc.	4,168	587,744

		1,261,813

Food Products — 1.2%

Mondelez International, Inc., Class A	8,853	552,805

Health Care Equipment & Supplies — 3.3%

Abbott Laboratories	1,119	129,714

Becton Dickinson and Co.	1,960	476,709

Medtronic plc	7,582	941,173

		1,547,596

Health Care Providers & Services — 4.3%

AmerisourceBergen Corp.	2,833	324,347

CVS Health Corp.	6,517	543,742

UnitedHealth Group, Inc.	2,762	1,106,187

		1,974,276

Hotels, Restaurants & Leisure — 1.8%

McDonald’s Corp.	2,483	573,663

Starbucks Corp.	2,546	284,629

		858,292

Household Products — 0.8%

Procter & Gamble Co. (The)	2,749	370,929

Insurance — 4.2%

Arthur J Gallagher & Co.	2,439	341,671

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Chubb Ltd.	2,728	433,510

Hartford Financial Services Group, Inc. (The)	5,655	350,466

Marsh & McLennan Cos., Inc.	1,103	155,188

MetLife, Inc.	6,268	375,113

Progressive Corp. (The)	3,048	299,296

		1,955,244

IT Services — 2.7%

Accenture plc, Class A	965	284,508

Fidelity National Information Services, Inc.	4,299	609,024

International Business Machines Corp.	2,566	376,083

		1,269,615

Leisure Products — 0.6%

Hasbro, Inc.	3,161	298,734

Machinery — 5.0%

Deere & Co.	1,488	524,939

Dover Corp.	5,765	868,234

Parker-Hannifin Corp.	2,081	639,201

Stanley Black & Decker, Inc.	1,404	287,863

		2,320,237

Media — 2.6%

Comcast Corp., Class A	21,181	1,207,748

Multi-Utilities — 1.2%

CMS Energy Corp.	5,244	309,842

Public Service Enterprise Group, Inc.	3,876	231,529

		541,371

Oil, Gas & Consumable Fuels — 5.6%

Chevron Corp.	6,436	674,062

ConocoPhillips	17,878	1,088,792

EOG Resources, Inc.	7,851	655,102

Valero Energy Corp.	2,150	167,835

		2,585,791

Pharmaceuticals — 6.2%

Bristol-Myers Squibb Co.	15,275	1,020,664

Eli Lilly & Co.	2,413	553,909

Johnson & Johnson	5,362	883,269

Merck & Co., Inc.	2,392	186,000

Organon & Co. *	239	7,237

Pfizer, Inc.	6,146	240,686

		2,891,765

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.5%

Norfolk Southern Corp.	2,671	708,832

Semiconductors & Semiconductor Equipment — 4.3%

Analog Devices, Inc.	5,849	1,006,926

Intel Corp.	1,360	76,333

Texas Instruments, Inc.	4,731	909,781

		1,993,040

Software — 1.5%

Microsoft Corp.	2,526	684,241

Specialty Retail — 4.8%

Advance Auto Parts, Inc.	1,017	208,705

Best Buy Co., Inc.	3,753	431,523

Gap, Inc. (The)	7,057	237,468

Home Depot, Inc. (The)	2,502	797,788

TJX Cos., Inc. (The)	8,348	562,818

		2,238,302

Technology Hardware, Storage & Peripherals — 0.8%

Apple, Inc.	1,315	180,040

Seagate Technology Holdings plc (Ireland)	2,255	198,306

		378,346

Textiles, Apparel & Luxury Goods — 0.8%

VF Corp.	4,649	381,433

Tobacco — 2.0%

Philip Morris International, Inc.	9,433	934,877

Total Common Stocks (Cost $30,618,832)		45,247,303

Short-Term Investments — 2.4%

Investment Companies — 2.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $1,108,296)	1,107,879	1,108,433

Total Investments — 99.9% (Cost $31,727,128)		46,355,736
Other Assets Less Liabilities — 0.1%		49,921

NET ASSETS — 100.0%		46,405,657

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 82.3%

Aerospace & Defense — 0.4%

Northrop Grumman Corp.	10	3,618

Air Freight & Logistics — 1.4%

United Parcel Service, Inc., Class B	61	12,647

Banks — 1.5%

Regions Financial Corp.	80	1,622

Truist Financial Corp.	30	1,657

US Bancorp	112	6,384

Wells Fargo & Co.	86	3,913

		13,576

Beverages — 2.5%

Coca-Cola Co. (The)	205	11,080

PepsiCo, Inc.	75	11,163

		22,243

Biotechnology — 2.7%

AbbVie, Inc.	101	11,428

Biogen, Inc. *	4	1,495

Regeneron Pharmaceuticals, Inc. *	9	5,138

Vertex Pharmaceuticals, Inc. *	31	6,335

		24,396

Building Products — 1.4%

Trane Technologies plc	69	12,616

Capital Markets — 2.5%

Intercontinental Exchange, Inc.	94	11,109

S&P Global, Inc.	27	11,016

		22,125

Chemicals — 3.0%

Corteva, Inc.	118	5,240

Eastman Chemical Co.	30	3,458

Linde plc (United Kingdom)	20	5,788

PPG Industries, Inc.	72	12,282

		26,768

Containers & Packaging — 0.4%

Avery Dennison Corp.	17	3,524

Diversified Financial Services — 1.3%

Berkshire Hathaway, Inc., Class B *	42	11,576

Diversified Telecommunication Services — 0.9%

Verizon Communications, Inc.	144	8,079

Electric Utilities — 4.1%

Duke Energy Corp.	107	10,569

Evergy, Inc.	86	5,215

NextEra Energy, Inc.	145	10,615

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

Xcel Energy, Inc.	166	10,928

		37,327

Electrical Equipment — 1.2%

Eaton Corp. plc	74	11,034

Electronic Equipment, Instruments & Components — 0.4%

Amphenol Corp., Class A	54	3,726

Entertainment — 0.8%

Netflix, Inc. *	13	6,969

Equity Real Estate Investment Trusts (REITs) — 2.7%

Equinix, Inc.	8	6,321

Prologis, Inc.	64	7,605

Public Storage	19	5,862

Sun Communities, Inc.	28	4,752

		24,540

Food & Staples Retailing — 1.8%

Costco Wholesale Corp.	31	12,155

Walmart, Inc.	29	4,048

		16,203

Food Products — 2.5%

Hershey Co. (The)	64	11,140

Mondelez International, Inc., Class A	179	11,174

		22,314

Health Care Equipment & Supplies — 1.0%

Boston Scientific Corp. *	60	2,584

Medtronic plc	49	6,133

		8,717

Health Care Providers & Services — 1.6%

Anthem, Inc.	10	3,706

UnitedHealth Group, Inc.	27	10,618

		14,324

Household Products — 2.3%

Kimberly-Clark Corp.	75	9,993

Procter & Gamble Co. (The)	82	11,079

		21,072

Insurance — 4.1%

Arthur J Gallagher & Co.	84	11,764

Chubb Ltd.	58	9,159

Hartford Financial Services Group, Inc. (The)	22	1,372

Progressive Corp. (The)	114	11,174

Travelers Cos., Inc. (The)	23	3,402

		36,871

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Interactive Media & Services — 2.4%

Alphabet, Inc., Class A *	5	13,057

Facebook, Inc., Class A *	25	8,766

		21,823

Internet & Direct Marketing Retail — 1.4%

Amazon.com, Inc. *	4	12,959

IT Services — 4.4%

Accenture plc, Class A	48	14,124

Automatic Data Processing, Inc.	28	5,471

Mastercard, Inc., Class A	25	9,064

Visa, Inc., Class A	48	11,264

		39,923

Life Sciences Tools & Services — 1.2%

Thermo Fisher Scientific, Inc.	22	11,245

Machinery — 2.5%

Deere & Co.	33	11,789

Stanley Black & Decker, Inc.	54	11,129

		22,918

Media — 2.4%

Charter Communications, Inc., Class A *	14	9,989

Comcast Corp., Class A	197	11,246

		21,235

Multiline Retail — 2.7%

Dollar General Corp.	50	10,926

Target Corp.	57	13,838

		24,764

Multi-Utilities — 2.3%

CMS Energy Corp.	173	10,227

Sempra Energy	51	6,745

WEC Energy Group, Inc.	45	3,995

		20,967

Oil, Gas & Consumable Fuels — 0.8%

TC Energy Corp. (Canada)	147	7,286

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The), Class A	4	1,165

Pharmaceuticals — 5.2%

Bristol-Myers Squibb Co.	170	11,339

Eli Lilly & Co.	58	13,366

Johnson & Johnson	64	10,567

Merck & Co., Inc.	137	10,690

		45,962

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 1.4%

Booz Allen Hamilton Holding Corp.	86	7,319

Leidos Holdings, Inc.	48	4,853

		12,172

Road & Rail — 2.3%

Norfolk Southern Corp.	25	6,717

Old Dominion Freight Line, Inc.	47	11,995

Union Pacific Corp.	11	2,330

		21,042

Semiconductors & Semiconductor Equipment — 1.5%

Analog Devices, Inc.	32	5,558

Texas Instruments, Inc.	40	7,640

		13,198

Software — 4.0%

Adobe, Inc. *	6	3,536

Intuit, Inc.	29	14,455

Microsoft Corp.	54	14,495

Oracle Corp.	47	3,668

		36,154

Specialty Retail — 2.2%

Lowe’s Cos., Inc.	59	11,380

O’Reilly Automotive, Inc. *	8	4,655

TJX Cos., Inc. (The)	62	4,201

		20,236

Technology Hardware, Storage & Peripherals — 1.2%

Apple, Inc.	54	7,339

Seagate Technology Holdings plc (Ireland)	42	3,695

		11,034

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	69	10,736

Tobacco — 1.0%

Altria Group, Inc.	81	3,843

Philip Morris International, Inc.	48	4,744

		8,587

Trading Companies & Distributors — 0.3%

WW Grainger, Inc.	6	2,534

Wireless Telecommunication Services — 1.3%

T-Mobile US, Inc. *	79	11,436

Total Common Stocks (Cost $671,082)		741,641

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Equity-Linked Notes — 15.8%

BNP Paribas, ELN, 37.87%, 7/23/2021, (linked to S&P 500 Index) (a)	7	27,785

Citigroup Global Markets Holdings, Inc., ELN, 38.70%, 7/9/2021, (linked to S&P 500 Index) (a)	6	24,013

Royal Bank of Canada, ELN, 36.35%, 7/16/2021, (linked to S&P 500 Index) (a)	7	28,800

Toronto-Dominion Bank (The), ELN, 35.60%, 8/6/2021, (linked to S&P 500 Index) (a)	8	33,745

UBS AG, ELN, 36.40%, 7/30/2021, (linked to S&P 500 Index) (a)	7	27,553

Total Equity-Linked Notes (Cost $142,941)		141,896

	SHARES (000)
Short-Term Investments — 4.9%

Investment Companies — 4.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $43,928)	43,906	43,928

Total Investments — 103.0% (Cost $857,951)		927,465
Liabilities in Excess of Other Assets — (3.0)%		(26,661)

NET ASSETS — 100.0%		900,804

Percentages indicated are based on net assets.

Abbreviations

ELN	Equity-Linked Note

(a)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	7	09/2021	USD	1,501	3

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%

Aerospace & Defense — 1.0%

General Dynamics Corp. (a)	163	30,711

Northrop Grumman Corp.	176	63,860

Raytheon Technologies Corp.	1,100	93,844

		188,415

Air Freight & Logistics — 1.3%

FedEx Corp.	390	116,489

United Parcel Service, Inc., Class B	602	125,296

		241,785

Airlines — 0.3%

Delta Air Lines, Inc. *	468	20,225

Southwest Airlines Co. *	606	32,173

		52,398

Auto Components — 0.3%

Aptiv plc *	124	19,500

Magna International, Inc. (Canada)	444	41,137

		60,637

Automobiles — 1.6%

General Motors Co. *	685	40,554

Tesla, Inc. * (a)	379	257,573

		298,127

Banks — 3.5%

Bank of America Corp. (a)	2,362	97,389

Citigroup, Inc.	1,880	132,987

KeyCorp (a)	401	8,288

Regions Financial Corp.	2,659	53,664

SVB Financial Group *	59	32,640

Truist Financial Corp.	1,068	59,296

US Bancorp	1,411	80,370

Wells Fargo & Co.	3,972	179,880

		644,514

Beverages — 1.0%

Coca-Cola Co. (The) (a)	2,432	131,610

Constellation Brands, Inc., Class A	244	57,080

		188,690

Biotechnology — 2.1%

AbbVie, Inc.	1,677	188,893

Alexion Pharmaceuticals, Inc. *	105	19,285

Biogen, Inc. * (a)	157	54,415

Regeneron Pharmaceuticals, Inc. *	90	50,097

Vertex Pharmaceuticals, Inc. *	358	72,221

		384,911

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.1%

Johnson Controls International plc	367	25,220

Masco Corp.	942	55,466

Trane Technologies plc	688	126,734

		207,420

Capital Markets — 4.0%

Ameriprise Financial, Inc.	57	14,222

Charles Schwab Corp. (The)	244	17,789

Goldman Sachs Group, Inc. (The)	416	157,908

Intercontinental Exchange, Inc.	727	86,322

Morgan Stanley	1,441	132,110

S&P Global, Inc.	390	160,078

State Street Corp.	910	74,859

T. Rowe Price Group, Inc.	473	93,739

		737,027

Chemicals — 2.0%

Air Products and Chemicals, Inc.	78	22,413

Celanese Corp.	172	26,062

DuPont de Nemours, Inc.	759	58,758

Eastman Chemical Co.	725	84,643

Linde plc (United Kingdom)	186	53,695

LyondellBasell Industries NV, Class A	129	13,315

PPG Industries, Inc.	608	103,182

		362,068

Commercial Services & Supplies — 0.1%

Cintas Corp. (a)	52	19,715

Communications Equipment — 0.4%

Cisco Systems, Inc.	1,089	57,730

Motorola Solutions, Inc.	48	10,436

		68,166

Consumer Finance — 0.5%

Capital One Financial Corp.	613	94,812

Containers & Packaging — 0.3%

Crown Holdings, Inc. (a)	194	19,870

Westrock Co.	523	27,822

		47,692

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	1,056	293,578

Voya Financial, Inc.	182	11,179

		304,757

Diversified Telecommunication Services — 0.6%

Verizon Communications, Inc. (a)	2,036	114,051

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Duke Energy Corp.	994	98,082

Evergy, Inc.	778	47,001

NextEra Energy, Inc.	1,802	132,062

Xcel Energy, Inc. (a)	858	56,494

		333,639

Electrical Equipment — 0.7%

Eaton Corp. plc	825	122,208

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp., Class A	285	19,497

Entertainment — 1.1%

Netflix, Inc. * (a)	277	146,254

Walt Disney Co. (The) *	354	62,166

		208,420

Equity Real Estate Investment Trusts (REITs) — 1.8%

Camden Property Trust	349	46,333

Equinix, Inc.	98	78,510

Equity LifeStyle Properties, Inc.	203	15,066

Mid-America Apartment Communities, Inc.	218	36,657

Prologis, Inc.	731	87,413

Public Storage	47	14,091

Sun Communities, Inc.	100	17,115

UDR, Inc.	144	7,074

Ventas, Inc.	513	29,277

		331,536

Food & Staples Retailing — 0.4%

Costco Wholesale Corp.	153	60,699

Kroger Co. (The)	141	5,392

		66,091

Food Products — 0.6%

Mondelez International, Inc., Class A (a)	1,679	104,833

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	985	114,223

ABIOMED, Inc. *	22	6,846

Becton Dickinson and Co.	213	51,887

Boston Scientific Corp. * (a)	1,727	73,857

Danaher Corp.	93	24,955

Dexcom, Inc. *	46	19,709

Intuitive Surgical, Inc. * (a)	33	30,362

Medtronic plc (a)	1,239	153,786

Zimmer Biomet Holdings, Inc. (a)	540	86,778

		562,403

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

AmerisourceBergen Corp.	162	18,508

Anthem, Inc. (a)	243	92,958

Centene Corp. *	433	31,561

Cigna Corp. (a)	459	108,793

UnitedHealth Group, Inc. (a)	592	237,137

		488,957

Hotels, Restaurants & Leisure — 1.0%

Booking Holdings, Inc. * (a)	34	73,667

Hilton Worldwide Holdings, Inc. *	373	45,024

Royal Caribbean Cruises Ltd. *	108	9,171

Yum! Brands, Inc.	498	57,253

		185,115

Household Durables — 0.5%

DR Horton, Inc.	69	6,199

Lennar Corp., Class A	809	80,356

		86,555

Household Products — 1.5%

Kimberly-Clark Corp.	509	68,119

Procter & Gamble Co. (The) (a)	1,548	208,921

		277,040

Industrial Conglomerates — 0.4%

Honeywell International, Inc. (a)	361	79,207

Insurance — 1.8%

Allstate Corp. (The) (a)	192	25,008

American International Group, Inc.	611	29,106

Chubb Ltd.	349	55,517

Hartford Financial Services Group, Inc. (The)	770	47,688

Marsh & McLennan Cos., Inc.	173	24,278

Progressive Corp. (The)	959	94,153

Prudential Financial, Inc.	287	29,439

Travelers Cos., Inc. (The)	123	18,341

		323,530

Interactive Media & Services — 6.8%

Alphabet, Inc., Class A * (a)	190	464,397

Alphabet, Inc., Class C * (a)	150	375,923

Facebook, Inc., Class A * (a)	1,186	412,440

		1,252,760

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. * (a)	237	815,442

IT Services — 4.7%

Accenture plc, Class A	700	206,243

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Fiserv, Inc. *	74	7,915

FleetCor Technologies, Inc. *	42	10,814

Mastercard, Inc., Class A (a)	702	256,180

PayPal Holdings, Inc. * (a)	532	155,157

Visa, Inc., Class A (a)	992	232,014

		868,323

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	105	49,739

Thermo Fisher Scientific, Inc. (a)	379	191,223

Waters Corp. *	34	11,728

		252,690

Machinery — 2.2%

Deere & Co.	445	156,973

Ingersoll Rand, Inc. *	553	27,002

Otis Worldwide Corp.	471	38,530

Parker-Hannifin Corp.	250	76,754

Stanley Black & Decker, Inc.	493	101,084

		400,343

Media — 1.7%

Altice USA, Inc., Class A *	514	17,549

Charter Communications, Inc., Class A * (a)	161	116,501

Comcast Corp., Class A (a)	2,966	169,130

Fox Corp., Class A	115	4,276

		307,456

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	609	22,613

Multiline Retail — 0.7%

Dollar General Corp.	74	16,099

Dollar Tree, Inc. *	344	34,205

Target Corp.	304	73,401

		123,705

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	580	14,232

Public Service Enterprise Group, Inc.	295	17,620

Sempra Energy	555	73,523

		105,375

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	234	4,083

Cheniere Energy, Inc. *	298	25,883

Chevron Corp. (a)	948	99,325

ConocoPhillips	1,127	68,608

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Diamondback Energy, Inc.	524	49,226

EOG Resources, Inc. (a)	578	48,267

Kinder Morgan, Inc.	1,075	19,589

Phillips 66	534	45,841

Pioneer Natural Resources Co. (a)	508	82,496

Williams Cos., Inc. (The)	2,662	70,679

		513,997

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	194	61,650

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co. (a)	2,408	160,873

Eli Lilly & Co. (a)	703	161,348

Johnson & Johnson (a)	1,101	181,337

Merck & Co., Inc.	1,233	95,901

Organon & Co. *	149	4,512

Pfizer, Inc.	876	34,298

		638,269

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	272	23,162

Leidos Holdings, Inc.	573	57,889

		81,051

Road & Rail — 1.0%

Lyft, Inc., Class A *	412	24,933

Norfolk Southern Corp. (a)	374	99,286

Union Pacific Corp.	291	64,070

		188,289

Semiconductors & Semiconductor Equipment — 6.6%

Advanced Micro Devices, Inc. * (a)	1,162	109,142

Analog Devices, Inc.	751	129,347

Applied Materials, Inc.	1,040	148,116

Intel Corp.	1,022	57,373

Lam Research Corp.	240	156,377

Microchip Technology, Inc.	235	35,217

Micron Technology, Inc. *	219	18,636

NVIDIA Corp. (a)	305	243,845

NXP Semiconductors NV (China)	445	91,500

QUALCOMM, Inc.	176	25,138

Texas Instruments, Inc. (a)	972	186,896

		1,201,587

Software — 8.7%

Fortinet, Inc. *	70	16,665

Intuit, Inc. (a)	325	159,090

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Microsoft Corp. (a)	4,413	1,195,552

Oracle Corp.	902	70,227

salesforce.com, Inc. * (a)	423	103,237

Workday, Inc., Class A *	150	35,723

		1,580,494

Specialty Retail — 3.3%

AutoZone, Inc. * (a)	11	16,732

Best Buy Co., Inc. (a)	620	71,328

Home Depot, Inc. (The) (a)	528	168,262

Lowe’s Cos., Inc. (a)	918	178,068

O’Reilly Automotive, Inc. *	161	90,981

TJX Cos., Inc. (The) (a)	1,049	70,690

		596,061

Technology Hardware, Storage & Peripherals — 6.3%

Apple, Inc. (a)	7,872	1,078,102

Seagate Technology Holdings plc (Ireland)	861	75,717

		1,153,819

Textiles, Apparel & Luxury Goods — 0.9%

Carter’s, Inc.	367	37,893

NIKE, Inc., Class B	877	135,464

		173,357

Tobacco — 1.2%

Altria Group, Inc. (a)	1,803	85,963

Philip Morris International, Inc.	1,292	128,052

		214,015

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	1,079	156,301

Total Common Stocks (Cost $12,048,060)		17,911,813

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 1.6%

Put Options Purchased — 1.6%

Index Funds — 1.6%

S&P 500 Index 9/30/2021 at USD 4,065.00, European Style Notional Amount: USD 36,654,237 Counterparty: Exchange-Traded * (Cost $284,491)	42,646	289,993

	SHARES (000)
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (b) (c) (Cost $312,969)	312,969	312,969

Total Investments — 101.2% (Cost $12,645,520)		18,514,775
Liabilities in Excess of Other Assets — (1.2)%		(219,852)

NET ASSETS — 100.0%		18,294,923

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,691	09/2021	USD	362,593	5,311

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

Written Call Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	42,646	USD 36,654,237	USD 4,430.00	9/30/2021	(200,436)

Written Put Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	42,646	USD 36,654,237	USD 3,425.00	9/30/2021	(66,315)

Total Written Options Contracts (Premiums Received $274,598)						(266,751)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Hedged Equity 2 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 1.0%

General Dynamics Corp.	12	2,339

Northrop Grumman Corp.	13	4,859

Raytheon Technologies Corp.	84	7,143

		14,341

Air Freight & Logistics — 1.3%

FedEx Corp.	30	8,865

United Parcel Service, Inc., Class B	46	9,514

		18,379

Airlines — 0.3%

Delta Air Lines, Inc. *	36	1,539

Southwest Airlines Co. *	46	2,449

		3,988

Auto Components — 0.3%

Aptiv plc *	9	1,483

Magna International, Inc. (Canada)	34	3,131

		4,614

Automobiles — 1.6%

General Motors Co. *	52	3,087

Tesla, Inc. *	29	19,604

		22,691

Banks — 3.5%

Bank of America Corp.	180	7,413

Citigroup, Inc.	143	10,128

KeyCorp	30	610

Regions Financial Corp.	202	4,085

SVB Financial Group *	4	2,288

Truist Financial Corp.	81	4,513

US Bancorp	107	6,118

Wells Fargo & Co.	302	13,692

		48,847

Beverages — 1.0%

Coca-Cola Co. (The)	185	10,017

Constellation Brands, Inc., Class A	19	4,345

		14,362

Biotechnology — 2.1%

AbbVie, Inc.	128	14,377

Alexion Pharmaceuticals, Inc. *	8	1,465

Biogen, Inc. *	12	4,160

Regeneron Pharmaceuticals, Inc. *	7	3,812

Vertex Pharmaceuticals, Inc. *	27	5,506

		29,320

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.1%

Johnson Controls International plc	28	1,918

Masco Corp.	72	4,222

Trane Technologies plc	52	9,646

		15,786

Capital Markets — 4.0%

Ameriprise Financial, Inc.	4	1,081

Charles Schwab Corp. (The)	19	1,354

Goldman Sachs Group, Inc. (The)	32	12,020

Intercontinental Exchange, Inc.	55	6,570

Morgan Stanley	109	10,034

S&P Global, Inc.	30	12,187

State Street Corp.	69	5,699

T. Rowe Price Group, Inc.	36	7,133

		56,078

Chemicals — 2.0%

Air Products and Chemicals, Inc.	6	1,705

Celanese Corp.	13	1,984

DuPont de Nemours, Inc.	58	4,471

Eastman Chemical Co.	55	6,441

Linde plc (United Kingdom)	14	4,087

LyondellBasell Industries NV, Class A	10	1,014

PPG Industries, Inc.	46	7,852

		27,554

Commercial Services & Supplies — 0.1%

Cintas Corp.	4	1,499

Communications Equipment — 0.4%

Cisco Systems, Inc.	83	4,394

Motorola Solutions, Inc.	4	795

		5,189

Consumer Finance — 0.5%

Capital One Financial Corp.	47	7,217

Containers & Packaging — 0.3%

Crown Holdings, Inc.	15	1,512

Westrock Co.	40	2,107

		3,619

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	80	22,334

Voya Financial, Inc.	14	851

		23,185

Diversified Telecommunication Services — 0.6%

Verizon Communications, Inc.	155	8,681

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan Hedged Equity 2 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Duke Energy Corp.	76	7,461

Evergy, Inc.	59	3,575

NextEra Energy, Inc.	137	10,030

Xcel Energy, Inc.	62	4,109

		25,175

Electrical Equipment — 0.7%

Eaton Corp. plc	63	9,303

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp., Class A	22	1,483

Entertainment — 1.1%

Netflix, Inc. *	21	11,109

Walt Disney Co. (The) *	27	4,721

		15,830

Equity Real Estate Investment Trusts (REITs) — 1.8%

Camden Property Trust	27	3,527

Equinix, Inc.	7	5,971

Equity LifeStyle Properties, Inc.	15	1,147

Mid-America Apartment Communities, Inc.	17	2,791

Prologis, Inc.	56	6,652

Public Storage	4	1,073

Realty Income Corp.	1	36

Sun Communities, Inc.	8	1,303

UDR, Inc.	11	539

Ventas, Inc.	39	2,228

		25,267

Food & Staples Retailing — 0.4%

Costco Wholesale Corp.	12	4,623

Kroger Co. (The)	11	408

		5,031

Food Products — 0.6%

Mondelez International, Inc., Class A	128	7,980

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	75	8,693

ABIOMED, Inc. *	2	520

Becton Dickinson and Co.	16	3,948

Boston Scientific Corp. *	131	5,621

Danaher Corp.	7	1,903

Dexcom, Inc. *	4	1,501

Intuitive Surgical, Inc. *	3	2,309

Medtronic plc	94	11,706

Zimmer Biomet Holdings, Inc.	41	6,605

		42,806

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

AmerisourceBergen Corp.	12	1,408

Anthem, Inc.	19	7,066

Centene Corp. *	32	2,363

Cigna Corp.	35	8,279

UnitedHealth Group, Inc.	45	18,052

		37,168

Hotels, Restaurants & Leisure — 1.0%

Booking Holdings, Inc. *	3	5,595

Hilton Worldwide Holdings, Inc. *	28	3,427

Royal Caribbean Cruises Ltd. *	8	699

Yum! Brands, Inc.	38	4,357

		14,078

Household Durables — 0.5%

DR Horton, Inc.	5	472

Lennar Corp., Class A	62	6,116

		6,588

Household Products — 1.5%

Kimberly-Clark Corp.	39	5,185

Procter & Gamble Co. (The)	118	15,901

		21,086

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	27	6,020

Insurance — 1.8%

Allstate Corp. (The)	14	1,842

American International Group, Inc.	47	2,215

Chubb Ltd.	27	4,225

Hartford Financial Services Group, Inc. (The)	59	3,631

Marsh & McLennan Cos., Inc.	13	1,849

Progressive Corp. (The)	73	7,166

Prudential Financial, Inc.	22	2,241

Travelers Cos., Inc. (The)	9	1,398

		24,567

Interactive Media & Services — 6.9%

Alphabet, Inc., Class A * (a)	14	35,342

Alphabet, Inc., Class C * (a)	11	28,610

Facebook, Inc., Class A * (a)	90	31,394

		95,346

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. * (a)	18	62,071

IT Services — 4.7%

Accenture plc, Class A	53	15,699

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Fiserv, Inc. *	6	602

FleetCor Technologies, Inc. *	3	821

Mastercard, Inc., Class A	53	19,500

PayPal Holdings, Inc. *	41	11,809

Visa, Inc., Class A	76	17,659

		66,090

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	8	3,786

Thermo Fisher Scientific, Inc.	29	14,554

Waters Corp. *	3	894

		19,234

Machinery — 2.2%

Deere & Co.	34	11,945

Ingersoll Rand, Inc. *	43	2,076

Otis Worldwide Corp.	36	2,933

Parker-Hannifin Corp.	19	5,842

Stanley Black & Decker, Inc.	38	7,694

		30,490

Media — 1.7%

Altice USA, Inc., Class A *	39	1,336

Charter Communications, Inc., Class A *	12	8,846

Comcast Corp., Class A	226	12,874

Fox Corp., Class A	9	325

		23,381

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	46	1,721

Multiline Retail — 0.7%

Dollar General Corp.	6	1,225

Dollar Tree, Inc. *	26	2,604

Target Corp.	23	5,589

		9,418

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	44	1,082

Public Service Enterprise Group, Inc.	19	1,150

Sempra Energy	43	5,709

		7,941

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	18	311

Cheniere Energy, Inc. *	23	1,970

Chevron Corp.	72	7,543

ConocoPhillips	86	5,224

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Diamondback Energy, Inc.	40	3,741

EOG Resources, Inc.	43	3,553

Kinder Morgan, Inc.	82	1,491

Phillips 66	41	3,490

Pioneer Natural Resources Co.	39	6,280

Williams Cos., Inc. (The)	203	5,380

		38,983

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	15	4,693

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	183	12,246

Eli Lilly & Co.	54	12,280

Johnson & Johnson	84	13,798

Merck & Co., Inc.	94	7,284

Organon & Co. *	11	343

Pfizer, Inc.	67	2,610

		48,561

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	21	1,763

Leidos Holdings, Inc.	44	4,406

		6,169

Road & Rail — 1.0%

Lyft, Inc., Class A *	31	1,898

Norfolk Southern Corp.	28	7,540

Union Pacific Corp.	22	4,942

		14,380

Semiconductors & Semiconductor Equipment — 6.6%

Advanced Micro Devices, Inc. *	88	8,307

Analog Devices, Inc.	57	9,845

Applied Materials, Inc.	79	11,211

Intel Corp.	78	4,367

Lam Research Corp.	18	11,910

Microchip Technology, Inc.	18	2,666

Micron Technology, Inc. *	17	1,419

NVIDIA Corp.	23	18,555

NXP Semiconductors NV (China)	34	6,964

QUALCOMM, Inc.	13	1,912

Texas Instruments, Inc.	74	14,227

		91,383

Software — 8.5%

Fortinet, Inc. *	5	1,270

Intuit, Inc.	25	12,108

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan Hedged Equity 2 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Microsoft Corp. (a)	336	90,994

Oracle Corp.	69	5,345

salesforce.com, Inc. *	32	7,840

Workday, Inc., Class A *	11	2,721

		120,278

Specialty Retail — 3.3%

AutoZone, Inc. *	1	1,151

Best Buy Co., Inc.	47	5,429

Home Depot, Inc. (The)	40	12,805

Lowe’s Cos., Inc.	70	13,554

O’Reilly Automotive, Inc. *	12	6,927

TJX Cos., Inc. (The)	80	5,380

		45,246

Technology Hardware, Storage & Peripherals — 6.3%

Apple, Inc. (a)	599	82,090

Seagate Technology Holdings plc (Ireland)	65	5,756

		87,846

Textiles, Apparel & Luxury Goods — 0.9%

Carter’s, Inc.	28	2,884

NIKE, Inc., Class B	67	10,315

		13,199

Tobacco — 1.2%

Altria Group, Inc.	137	6,543

Philip Morris International, Inc.	98	9,747

		16,290

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	82	11,896

Total Common Stocks (Cost $1,309,941)		1,362,348

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 0.3%

Put Options Purchased — 0.3%

Index Funds — 0.3%

S&P 500 Index 7/30/2021 at USD 3,955.00, European Style Notional Amount: USD 1,410,869 Counterparty: Exchange-Traded * (Cost $22,284)	3,233	3,573

	SHARES (000)
Short-Term Investments — 6.0%

Investment Companies — 6.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c) (Cost $82,933)	82,933	82,933

Total Investments — 104.1% (Cost $1,415,158)		1,448,854
Liabilities in Excess of Other Assets — (4.1)%		(56,986)

NET ASSETS — 100.0%		1,391,868

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	128	09/2021	USD	27,446	45

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Written Call Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	Counterparty	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	3,233	USD 1,410,869	USD 4,325.00	7/30/2021	(12,140)

Written Put Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	3,233	USD 1,410,869	USD 3,325.00	7/30/2021	(640)

Total Written Options Contracts (Premiums Received $20,801)						(12,780)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%

Aerospace & Defense — 1.0%

General Dynamics Corp.	5	967

Northrop Grumman Corp.	6	2,010

Raytheon Technologies Corp.	35	2,955

		5,932

Air Freight & Logistics — 1.3%

FedEx Corp.	12	3,668

United Parcel Service, Inc., Class B	19	3,936

		7,604

Airlines — 0.3%

Delta Air Lines, Inc. *	15	637

Southwest Airlines Co. *	19	1,013

		1,650

Auto Components — 0.3%

Aptiv plc *	4	614

Magna International, Inc. (Canada)	14	1,295

		1,909

Automobiles — 1.7%

General Motors Co. *	22	1,277

Tesla, Inc. *	12	8,108

		9,385

Banks — 3.6%

Bank of America Corp.	74	3,066

Citigroup, Inc.	59	4,187

KeyCorp	13	261

Regions Financial Corp.	84	1,689

SVB Financial Group *	2	1,014

Truist Financial Corp.	34	1,867

US Bancorp	45	2,543

Wells Fargo & Co.	125	5,663

		20,290

Beverages — 1.0%

Coca-Cola Co. (The)	77	4,143

Constellation Brands, Inc., Class A	8	1,797

		5,940

Biotechnology — 2.1%

AbbVie, Inc.	53	5,947

Alexion Pharmaceuticals, Inc. *	3	607

Biogen, Inc. *	5	1,713

Regeneron Pharmaceuticals, Inc. *	3	1,577

Vertex Pharmaceuticals, Inc. *	11	2,274

		12,118

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.2%

Johnson Controls International plc	12	799

Masco Corp.	30	1,746

Trane Technologies plc	22	3,990

		6,535

Capital Markets — 4.1%

Ameriprise Financial, Inc.	2	448

Charles Schwab Corp. (The)	8	560

Goldman Sachs Group, Inc. (The)	13	4,971

Intercontinental Exchange, Inc.	23	2,718

Morgan Stanley	45	4,159

S&P Global, Inc.	12	5,039

State Street Corp.	29	2,357

T. Rowe Price Group, Inc.	15	2,951

		23,203

Chemicals — 2.0%

Air Products and Chemicals, Inc.	2	706

Celanese Corp.	5	820

DuPont de Nemours, Inc.	24	1,850

Eastman Chemical Co.	23	2,665

Linde plc (United Kingdom)	6	1,690

LyondellBasell Industries NV, Class A	4	419

PPG Industries, Inc.	19	3,249

		11,399

Commercial Services & Supplies — 0.1%

Cintas Corp.	2	621

Communications Equipment — 0.4%

Cisco Systems, Inc.	34	1,817

Motorola Solutions, Inc.	2	329

		2,146

Consumer Finance — 0.5%

Capital One Financial Corp.	19	2,985

Containers & Packaging — 0.3%

Crown Holdings, Inc.	6	626

Westrock Co.	16	876

		1,502

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	33	9,243

Voya Financial, Inc.	6	352

		9,595

Diversified Telecommunication Services — 0.6%

Verizon Communications, Inc.	64	3,591

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Duke Energy Corp.	31	3,088

Evergy, Inc.	24	1,479

NextEra Energy, Inc.	57	4,158

Xcel Energy, Inc.	26	1,700

		10,425

Electrical Equipment — 0.7%

Eaton Corp. plc	26	3,847

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp., Class A	9	615

Entertainment — 1.2%

Netflix, Inc. *	9	4,630

Walt Disney Co. (The) *	11	1,957

		6,587

Equity Real Estate Investment Trusts (REITs) — 1.8%

Camden Property Trust	11	1,459

Equinix, Inc.	3	2,471

Equity LifeStyle Properties, Inc.	6	474

Mid-America Apartment Communities, Inc.	7	1,154

Prologis, Inc.	23	2,751

Public Storage	1	444

Sun Communities, Inc.	3	539

UDR, Inc.	5	223

Ventas, Inc.	16	922

		10,437

Food & Staples Retailing — 0.4%

Costco Wholesale Corp.	5	1,911

Kroger Co. (The)	4	169

		2,080

Food Products — 0.6%

Mondelez International, Inc., Class A	53	3,300

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	31	3,596

ABIOMED, Inc. *	1	215

Becton Dickinson and Co.	7	1,634

Boston Scientific Corp. *	54	2,325

Danaher Corp.	3	786

Dexcom, Inc. *	1	620

Intuitive Surgical, Inc. *	1	956

Medtronic plc	39	4,841

Zimmer Biomet Holdings, Inc.	17	2,732

		17,705

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

AmerisourceBergen Corp.	5	583

Anthem, Inc.	8	2,926

Centene Corp. *	14	994

Cigna Corp.	14	3,424

UnitedHealth Group, Inc.	19	7,466

		15,393

Hotels, Restaurants & Leisure — 1.0%

Booking Holdings, Inc. *	1	2,315

Hilton Worldwide Holdings, Inc. *	12	1,418

Royal Caribbean Cruises Ltd. *	3	289

Yum! Brands, Inc.	16	1,802

		5,824

Household Durables — 0.5%

DR Horton, Inc.	2	195

Lennar Corp., Class A	25	2,530

		2,725

Household Products — 1.5%

Kimberly-Clark Corp.	16	2,145

Procter & Gamble Co. (The)	49	6,577

		8,722

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	11	2,449

Insurance — 1.8%

Allstate Corp. (The)	6	787

American International Group, Inc.	19	916

Chubb Ltd.	11	1,748

Hartford Financial Services Group, Inc. (The)	24	1,501

Marsh & McLennan Cos., Inc.	5	764

Progressive Corp. (The)	30	2,965

Prudential Financial, Inc.	9	927

Travelers Cos., Inc. (The)	4	577

		10,185

Interactive Media & Services — 7.1%

Alphabet, Inc., Class A * (a)	6	14,620

Alphabet, Inc., Class C * (a)	5	11,837

Facebook, Inc., Class A * (a)	37	12,985

		39,442

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. * (a)	7	25,670

IT Services — 4.8%

Accenture plc, Class A	22	6,493

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Fiserv, Inc. *	2	249

FleetCor Technologies, Inc. *	1	340

Mastercard, Inc., Class A (a)	22	8,065

PayPal Holdings, Inc. *	17	4,870

Visa, Inc., Class A	31	7,305

		27,322

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	3	1,566

Thermo Fisher Scientific, Inc.	12	6,021

Waters Corp. *	1	369

		7,956

Machinery — 2.2%

Deere & Co.	14	4,941

Ingersoll Rand, Inc. *	17	850

Otis Worldwide Corp.	15	1,213

Parker-Hannifin Corp.	8	2,417

Stanley Black & Decker, Inc.	16	3,182

		12,603

Media — 1.7%

Altice USA, Inc., Class A *	16	552

Charter Communications, Inc., Class A *	5	3,648

Comcast Corp., Class A	93	5,324

Fox Corp., Class A	4	135

		9,659

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	19	712

Multiline Retail — 0.7%

Dollar General Corp.	2	507

Dollar Tree, Inc. *	11	1,077

Target Corp.	10	2,310

		3,894

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	18	436

Public Service Enterprise Group, Inc.	9	555

Sempra Energy	17	2,252

		3,243

Oil, Gas & Consumable Fuels — 2.9%

Cabot Oil & Gas Corp.	7	129

Cheniere Energy, Inc. *	9	815

Chevron Corp.	30	3,126

ConocoPhillips	35	2,160

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Diamondback Energy, Inc.	17	1,550

EOG Resources, Inc.	18	1,520

Kinder Morgan, Inc.	34	617

Phillips 66	17	1,443

Pioneer Natural Resources Co.	16	2,597

Williams Cos., Inc. (The)	84	2,225

		16,182

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	6	1,941

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	76	5,065

Eli Lilly & Co.	22	5,080

Johnson & Johnson	35	5,708

Merck & Co., Inc.	39	3,019

Organon & Co. *	5	142

Pfizer, Inc.	28	1,080

		20,094

Professional Services — 0.5%

Booz Allen Hamilton Holding Corp.	9	729

Leidos Holdings, Inc.	18	1,823

		2,552

Road & Rail — 1.0%

Lyft, Inc., Class A *	13	785

Norfolk Southern Corp.	12	3,126

Union Pacific Corp.	9	2,017

		5,928

Semiconductors & Semiconductor Equipment — 6.7%

Advanced Micro Devices, Inc. *	37	3,436

Analog Devices, Inc.	24	4,072

Applied Materials, Inc.	33	4,663

Intel Corp.	32	1,806

Lam Research Corp.	8	4,923

Microchip Technology, Inc.	7	1,109

Micron Technology, Inc. *	7	587

NVIDIA Corp.	10	7,677

NXP Semiconductors NV (China)	14	2,881

QUALCOMM, Inc.	6	791

Texas Instruments, Inc.	31	5,884

		37,829

Software — 8.9%

Fortinet, Inc. *	2	525

Intuit, Inc.	10	5,009

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Software — continued

Microsoft Corp. (a)	139		37,638

Oracle Corp.	28		2,211

salesforce.com, Inc. *	13		3,250

Workday, Inc., Class A *	5		1,125

			49,758

Specialty Retail — 3.3%

AutoZone, Inc. *	—	(b)	528

Best Buy Co., Inc.	20		2,246

Home Depot, Inc. (The)	17		5,297

Lowe’s Cos., Inc.	29		5,606

O’Reilly Automotive, Inc. *	5		2,864

TJX Cos., Inc. (The)	33		2,226

			18,767

Technology Hardware, Storage & Peripherals — 6.4%

Apple, Inc. (a)	248		33,941

Seagate Technology Holdings plc (Ireland)	27		2,384

			36,325

Textiles, Apparel & Luxury Goods — 1.0%

Carter’s, Inc.	12		1,193

NIKE, Inc., Class B	28		4,265

			5,458

Tobacco — 1.2%

Altria Group, Inc.	57		2,707

Philip Morris International, Inc.	41		4,032

			6,739

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	34		4,921

Total Common Stocks (Cost $538,816)			563,694

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 0.8%

Put Options Purchased — 0.8%

Index Funds — 0.8%

S&P 500 Index 8/31/2021 at USD 3,980.00, European Style Notional Amount: USD 575,435 Counterparty: Exchange-Traded * (Cost $8,907)	1,318	4,395

	SHARES (000)
Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d) (Cost $17,690)	17,690	17,690

Total Investments — 103.4% (Cost $565,413)		585,779
Liabilities in Excess of Other Assets — (3.4)%		(19,213)

NET ASSETS — 100.0%		566,566

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	13	09/2021	USD	2,788	32

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

Written Call Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	1,318	USD 575,435	USD 4,350.00	8/31/2021	(7,591)

Written Put Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	1,318	USD 575,436	USD 3,360.00	8/31/2021	(969)

Total Written Options Contracts (Premiums Received $8,880)						(8,560)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.9%

Air Freight & Logistics — 1.5%

FedEx Corp.	1,905	568,289

Automobiles — 1.9%

Tesla, Inc. *	1,042	708,383

Banks — 1.3%

SVB Financial Group *	905	503,460

Beverages — 2.2%

Boston Beer Co., Inc. (The), Class A *	248	252,750

Monster Beverage Corp. *	6,437	588,043

		840,793

Biotechnology — 4.1%

Alnylam Pharmaceuticals, Inc. *	132	22,394

Biogen, Inc. *	1,152	399,042

BioMarin Pharmaceutical, Inc. *	1,794	149,703

Exact Sciences Corp. * (a)	1,091	135,601

Moderna, Inc. *	794	186,504

Regeneron Pharmaceuticals, Inc. *	485	270,780

Seagen, Inc. *	2,304	363,787

		1,527,811

Building Products — 0.5%

Trane Technologies plc	1,079	198,632

Capital Markets — 7.1%

Blackstone Group, Inc. (The), Class A	7,555	733,922

Charles Schwab Corp. (The)	11,050	804,566

Coinbase Global, Inc., Class A * (a)	63	15,854

MarketAxess Holdings, Inc.	393	182,052

Morgan Stanley	8,150	747,264

MSCI, Inc.	315	167,654

		2,651,312

Chemicals — 0.9%

Sherwin-Williams Co. (The)	1,172	319,339

Consumer Finance — 0.3%

Capital One Financial Corp.	617	95,506

Electrical Equipment — 1.6%

Rockwell Automation, Inc.	2,032	581,222

Electronic Equipment, Instruments & Components — 0.9%

Amphenol Corp., Class A	5,104	349,147

Entertainment — 1.2%

Netflix, Inc. *	494	260,989

Roku, Inc. *	157	72,194

Spotify Technology SA * (a)	359	99,019

		432,202

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 3.4%

ABIOMED, Inc. * (a)	345	107,616

Align Technology, Inc. *	894	546,233

Dexcom, Inc. *	526	224,389

Intuitive Surgical, Inc. *	436	401,400

		1,279,638

Health Care Providers & Services — 3.2%

HCA Healthcare, Inc.	2,955	610,834

McKesson Corp.	3,089	590,819

		1,201,653

Hotels, Restaurants & Leisure — 3.0%

Airbnb, Inc., Class A *	75	11,449

Booking Holdings, Inc. *	257	562,120

Chipotle Mexican Grill, Inc. *	346	536,108

		1,109,677

Interactive Media & Services — 16.2%

Alphabet, Inc., Class C * (a)	902	2,259,853

Facebook, Inc., Class A *	4,916	1,709,176

Match Group, Inc. *	2,490	401,451

Pinterest, Inc., Class A *	2,410	190,262

Snap, Inc., Class A *	13,712	934,329

Twitter, Inc. *	2,670	183,730

Zillow Group, Inc., Class C * (a)	3,504	428,283

		6,107,084

Internet & Direct Marketing Retail — 4.6%

Amazon.com, Inc. *	348	1,196,849

Etsy, Inc. * (a)	377	77,499

MercadoLibre, Inc. (Argentina) *	112	173,857

Wayfair, Inc., Class A * (a)	824	260,145

		1,708,350

IT Services — 6.0%

Cognizant Technology Solutions Corp., Class A	1,636	113,341

Mastercard, Inc., Class A	1,138	415,545

MongoDB, Inc. * (a)	74	26,716

PayPal Holdings, Inc. *	4,343	1,265,796

Shopify, Inc., Class A (Canada) *	7	10,081

Square, Inc., Class A *	1,466	357,338

Twilio, Inc., Class A *	121	47,536

		2,236,353

Life Sciences Tools & Services — 0.2%

Thermo Fisher Scientific, Inc.	164	82,662

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	57

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 3.2%

Deere & Co.	3,349	1,181,303

Metals & Mining — 1.5%

Freeport-McMoRan, Inc.	14,994	556,423

Personal Products — 1.5%

Estee Lauder Cos., Inc. (The), Class A	1,808	575,144

Professional Services — 0.5%

Verisk Analytics, Inc.	990	173,043

Road & Rail — 2.4%

Norfolk Southern Corp.	2,189	580,930

Uber Technologies, Inc. *	6,535	327,524

		908,454

Semiconductors & Semiconductor Equipment — 7.8%

Advanced Micro Devices, Inc. *	4,234	397,681

ASML Holding NV (Registered), NYRS (Netherlands)	798	551,083

Cree, Inc. * (a)	1,425	139,511

Enphase Energy, Inc. * (a)	108	19,905

Lam Research Corp.	881	573,528

NVIDIA Corp.	440	351,697

QUALCOMM, Inc.	2,343	334,856

Texas Instruments, Inc.	2,864	550,651

		2,918,912

Software — 8.6%

HubSpot, Inc. *	170	99,295

Microsoft Corp.	6,497	1,759,928

Oracle Corp.	5,299	412,459

SS&C Technologies Holdings, Inc.	5,294	381,450

Synopsys, Inc. *	1,287	354,969

Trade Desk, Inc. (The), Class A *	208	16,091

Workday, Inc., Class A *	905	216,036

		3,240,228

Specialty Retail — 3.3%

AutoZone, Inc. *	215	321,445

Carvana Co. * (a)	1,019	307,585

Lowe’s Cos., Inc.	3,062	593,858

		1,222,888

Technology Hardware, Storage & Peripherals — 5.8%

Apple, Inc.	15,866	2,173,070

Textiles, Apparel & Luxury Goods — 1.2%

Tapestry, Inc. *	10,235	445,026

Total Common Stocks (Cost $21,404,067)		35,896,004

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 5.2%

Investment Companies — 4.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $1,501,034)	1,500,482	1,501,233

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	314,119	314,119

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	113,675	113,675

Total Investment of Cash Collateral from Securities Loaned (Cost $427,811)		427,794

Total Short-Term Investments (Cost $1,928,845)		1,929,027

Total Investments — 101.1% (Cost $23,332,912)		37,825,031
Liabilities in Excess of Other Assets — (1.1)%		(408,651)

NET ASSETS — 100.0%		37,416,380

Percentages indicated are based on net assets.

Abbreviations

NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $422,906.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Aerospace & Defense — 4.3%

Boeing Co. (The) *	419	100,280

Raytheon Technologies Corp.	1,030	87,852

		188,132

Air Freight & Logistics — 1.7%

FedEx Corp.	254	75,806

Airlines — 1.7%

Spirit Airlines, Inc. *	1,046	31,838

United Airlines Holdings, Inc. * (a)	787	41,152

		72,990

Automobiles — 2.3%

Ford Motor Co. *	1,111	16,509

General Motors Co. *	1,378	81,537

		98,046

Banks — 11.2%

Bank of America Corp.	3,424	141,184

Citigroup, Inc.	1,044	73,837

People’s United Financial, Inc.	2,427	41,602

Truist Financial Corp.	1,095	60,750

Wells Fargo & Co.	3,649	165,241

		482,614

Beverages — 1.3%

Coca-Cola Co. (The)	1,053	56,972

Biotechnology — 5.8%

AbbVie, Inc.	588	66,277

Biogen, Inc. *	93	32,342

BioMarin Pharmaceutical, Inc. *	160	13,350

Regeneron Pharmaceuticals, Inc. *	137	76,632

Vertex Pharmaceuticals, Inc. *	311	62,687

		251,288

Building Products — 4.2%

Carrier Global Corp.	660	32,095

Owens Corning	1,014	99,251

Trane Technologies plc	271	49,872

		181,218

Capital Markets — 3.6%

Intercontinental Exchange, Inc.	416	49,367

State Street Corp.	1,281	105,385

		154,752

Chemicals — 4.6%

Celanese Corp.	456	69,088

Eastman Chemical Co.	263	30,717

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

FMC Corp.	939	101,567

		201,372

Communications Equipment — 1.4%

Cisco Systems, Inc.	1,125	59,625

Containers & Packaging — 1.4%

Westrock Co.	1,110	59,080

Electric Utilities — 0.9%

PG&E Corp. *	3,836	39,009

Energy Equipment & Services — 0.3%

Schlumberger NV	428	13,713

Equity Real Estate Investment Trusts (REITs) — 2.9%

AvalonBay Communities, Inc.	233	48,687

Host Hotels & Resorts, Inc. *	3,253	55,596

Prologis, Inc.	180	21,515

		125,798

Food & Staples Retailing — 4.0%

BJ’s Wholesale Club Holdings, Inc. * (a)	384	18,266

US Foods Holding Corp. *	4,053	155,477

		173,743

Food Products — 2.7%

Lamb Weston Holdings, Inc.	1,453	117,231

Health Care Equipment & Supplies — 1.2%

Zimmer Biomet Holdings, Inc.	324	52,074

Health Care Providers & Services — 5.7%

Centene Corp. *	625	45,596

Cigna Corp.	487	115,429

CVS Health Corp.	400	33,384

UnitedHealth Group, Inc.	138	55,221

		249,630

Hotels, Restaurants & Leisure — 3.3%

Darden Restaurants, Inc.	115	16,847

McDonald’s Corp.	213	49,270

Royal Caribbean Cruises Ltd. *	900	76,786

		142,903

Household Durables — 0.5%

Toll Brothers, Inc.	386	22,309

Industrial Conglomerates — 1.4%

Honeywell International, Inc.	278	60,957

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	59

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 3.4%

American International Group, Inc.	1,600	76,160

Prudential Financial, Inc.	718	73,532

		149,692

Interactive Media & Services — 0.6%

Alphabet, Inc., Class A *	11	25,883

IT Services — 2.3%

Sabre Corp. * (a)	2,448	30,547

WEX, Inc. *	356	69,009

		99,556

Machinery — 1.4%

Parker-Hannifin Corp.	203	62,374

Media — 2.7%

Comcast Corp., Class A	2,061	117,507

Metals & Mining — 3.6%

Alcoa Corp. *	1,311	48,308

Freeport-McMoRan, Inc.	2,889	107,211

		155,519

Multiline Retail — 0.8%

Kohl’s Corp.	665	36,648

Oil, Gas & Consumable Fuels — 9.7%

Chevron Corp.	727	76,146

Diamondback Energy, Inc.	736	69,094

EOG Resources, Inc.	860	71,783

Occidental Petroleum Corp.	1,197	37,433

Phillips 66	863	74,071

Pioneer Natural Resources Co.	543	88,270

		416,797

Pharmaceuticals — 2.3%

Bristol-Myers Squibb Co.	1,335	89,232

Organon & Co. *	359	10,857

		100,089

Road & Rail — 1.0%

Norfolk Southern Corp.	158	41,829

Semiconductors & Semiconductor Equipment — 1.2%

Intel Corp.	582	32,691

ON Semiconductor Corp. *	552	21,111

		53,802

Specialty Retail — 1.2%

AutoNation, Inc. * (a)	540	51,233

INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 1.0%

Seagate Technology Holdings plc (Ireland)	510	44,853

Textiles, Apparel & Luxury Goods — 0.9%

Tapestry, Inc. *	911	39,601

Total Common Stocks (Cost $3,745,029)		4,274,645

Short-Term Investments — 2.0%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $57,325)	57,297	57,325

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	7,896	7,897

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	23,462	23,462

Total Investment of Cash Collateral from Securities Loaned (Cost $31,359)		31,359

Total Short-Term Investments (Cost $88,684)		88,684

Total Investments — 100.5% (Cost $3,833,713)		4,363,329
Liabilities in Excess of Other Assets — (0.5)%		(21,859)

NET ASSETS — 100.0%		4,341,470

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $30,637.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Aerospace & Defense — 0.8%

Raytheon Technologies Corp.	25	2,141

Air Freight & Logistics — 0.3%

United Parcel Service, Inc., Class B	5	957

Airlines — 0.7%

Delta Air Lines, Inc. *	44	1,916

Auto Components — 0.9%

Lear Corp.	14	2,366

Banks — 9.8%

Bank of America Corp.	197	8,134

Citigroup, Inc.	82	5,785

Citizens Financial Group, Inc.	50	2,312

Sterling Bancorp	71	1,768

Truist Financial Corp.	17	944

Wells Fargo & Co.	86	3,908

Western Alliance Bancorp	23	2,145

Zions Bancorp NA	36	1,887

		26,883

Biotechnology — 2.6%

AbbVie, Inc.	38	4,266

Biogen, Inc. *	4	1,489

Exelixis, Inc. *	29	525

Horizon Therapeutics plc *	9	815

		7,095

Building Products — 2.7%

Johnson Controls International plc	42	2,882

Trane Technologies plc	24	4,457

		7,339

Capital Markets — 2.4%

Affiliated Managers Group, Inc.	9	1,326

Ameriprise Financial, Inc.	2	448

Goldman Sachs Group, Inc. (The)	10	3,606

Jefferies Financial Group, Inc.	40	1,371

		6,751

Chemicals — 2.5%

Celanese Corp.	10	1,471

DuPont de Nemours, Inc.	43	3,289

Eastman Chemical Co.	7	829

Huntsman Corp.	52	1,390

		6,979

Commercial Services & Supplies — 0.4%

Republic Services, Inc.	10	1,122

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.9%

Cisco Systems, Inc.	47	2,465

Construction & Engineering — 0.9%

AECOM *	21	1,298

Quanta Services, Inc.	12	1,078

		2,376

Consumer Finance — 2.5%

Ally Financial, Inc.	46	2,312

Capital One Financial Corp.	10	1,470

Discover Financial Services	7	864

Synchrony Financial	48	2,343

		6,989

Containers & Packaging — 1.5%

Berry Global Group, Inc. *	32	2,061

Crown Holdings, Inc.	19	1,973

		4,034

Diversified Consumer Services — 0.4%

H&R Block, Inc.	47	1,092

Diversified Financial Services — 2.2%

Berkshire Hathaway, Inc., Class B *	16	4,377

Voya Financial, Inc.	29	1,759

		6,136

Diversified Telecommunication Services — 2.5%

Verizon Communications, Inc.	124	6,920

Electric Utilities — 2.4%

Exelon Corp.	76	3,372

NextEra Energy, Inc.	33	2,382

Southern Co. (The)	14	865

		6,619

Electrical Equipment — 1.9%

Eaton Corp. plc	36	5,320

Entertainment — 0.4%

Walt Disney Co. (The) *	6	1,002

Equity Real Estate Investment Trusts (REITs) — 2.6%

Essex Property Trust, Inc.	6	1,770

Invitation Homes, Inc.	54	2,029

Kilroy Realty Corp.	14	982

VEREIT, Inc.	26	1,214

VICI Properties, Inc.	40	1,247

		7,242

Food & Staples Retailing — 1.1%

Sysco Corp.	39	3,009

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	61

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food Products — 1.8%

Bunge Ltd.	25	1,930

Mondelez International, Inc., Class A	18	1,111

Tyson Foods, Inc., Class A	28	2,037

		5,078

Health Care Equipment & Supplies — 2.3%

Medtronic plc	51	6,343

Health Care Providers & Services — 3.8%

Anthem, Inc.	14	5,384

Centene Corp. *	17	1,254

Cigna Corp.	7	1,683

HCA Healthcare, Inc.	7	1,427

McKesson Corp.	4	841

		10,589

Hotels, Restaurants & Leisure — 2.6%

Darden Restaurants, Inc.	13	1,964

Expedia Group, Inc. *	13	2,161

Las Vegas Sands Corp. *	19	1,006

Travel + Leisure Co.	35	2,075

		7,206

Household Durables — 1.3%

PulteGroup, Inc.	24	1,326

Whirlpool Corp.	10	2,158

		3,484

Household Products — 1.8%

Procter & Gamble Co. (The)	23	3,103

Spectrum Brands Holdings, Inc.	23	1,939

		5,042

Insurance — 2.2%

Allstate Corp. (The)	12	1,591

MetLife, Inc.	13	790

Prudential Financial, Inc.	22	2,204

Travelers Cos., Inc. (The)	10	1,437

		6,022

Interactive Media & Services — 3.7%

Alphabet, Inc., Class A *	2	4,029

Alphabet, Inc., Class C *	2	5,112

Zillow Group, Inc., Class C *	9	1,076

		10,217

Internet & Direct Marketing Retail — 0.4%

Qurate Retail, Inc., Series A	82	1,067

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — 0.7%

DXC Technology Co. *	29	1,118

Mastercard, Inc., Class A	2	898

		2,016

Leisure Products — 0.6%

Brunswick Corp.	16	1,564

Life Sciences Tools & Services — 1.4%

Agilent Technologies, Inc.	18	2,646

IQVIA Holdings, Inc. *	5	1,187

		3,833

Machinery — 2.8%

AGCO Corp.	12	1,512

Deere & Co.	6	1,940

Parker-Hannifin Corp.	7	2,218

Snap-on, Inc.	9	2,011

		7,681

Media — 3.0%

Charter Communications, Inc., Class A *	5	3,427

Comcast Corp., Class A	38	2,161

Fox Corp., Class B	22	764

Nexstar Media Group, Inc., Class A	5	769

Omnicom Group, Inc.	16	1,248

		8,369

Metals & Mining — 0.9%

Freeport-McMoRan, Inc.	68	2,535

Multiline Retail — 1.3%

Target Corp.	15	3,723

Multi-Utilities — 1.8%

Dominion Energy, Inc.	45	3,274

Sempra Energy	13	1,735

		5,009

Oil, Gas & Consumable Fuels — 5.7%

Cheniere Energy, Inc. *	25	2,203

Chevron Corp.	12	1,294

Cimarex Energy Co.	36	2,614

ConocoPhillips	27	1,645

EOG Resources, Inc.	21	1,761

Exxon Mobil Corp.	40	2,536

Kinder Morgan, Inc.	129	2,355

Williams Cos., Inc. (The)	52	1,370

		15,778

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — 3.1%

Bristol-Myers Squibb Co.	77	5,132

Jazz Pharmaceuticals plc *	13	2,309

Johnson & Johnson	7	1,203

		8,644

Professional Services — 0.5%

ManpowerGroup, Inc.	11	1,296

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A *	26	2,195

Road & Rail — 1.9%

CSX Corp.	91	2,919

Old Dominion Freight Line, Inc.	6	1,497

Union Pacific Corp.	4	858

		5,274

Semiconductors & Semiconductor Equipment — 3.4%

Intel Corp.	33	1,875

Lam Research Corp.	7	4,549

Qorvo, Inc. *	5	880

QUALCOMM, Inc.	14	1,958

		9,262

Software — 2.2%

Dropbox, Inc., Class A *	20	597

Microsoft Corp.	15	4,036

Oracle Corp.	20	1,557

		6,190

Specialty Retail — 1.1%

Foot Locker, Inc.	18	1,079

Lowe’s Cos., Inc.	10	1,959

		3,038

INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 1.2%

Dell Technologies, Inc., Class C *	14	1,435

Hewlett Packard Enterprise Co.	134	1,950

		3,385

Tobacco — 1.6%

Altria Group, Inc.	69	3,270

Philip Morris International, Inc.	12	1,160

		4,430

Trading Companies & Distributors — 0.7%

United Rentals, Inc. *	6	1,850

Total Common Stocks (Cost $195,324)		267,873

Short-Term Investments — 3.3%

Investment Companies — 3.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $9,182)	9,178	9,182

Total Investments — 100.3% (Cost $204,506)		277,055
Liabilities in Excess of Other Assets — (0.3)%		(776)

NET ASSETS — 100.0%		276,279

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	36	09/2021	USD	7,719	107

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	63

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%

Aerospace & Defense — 1.1%

Northrop Grumman Corp.	612	222,320

Automobiles — 1.9%

Tesla, Inc. *	557	378,711

Banks — 6.7%

SVB Financial Group * (a)	115	63,992

Truist Financial Corp.	8,531	473,445

US Bancorp (a)	5,880	334,976

Wells Fargo & Co.	9,904	448,535

		1,320,948

Beverages — 2.8%

Coca-Cola Co. (The)	10,442	565,038

Biotechnology — 4.1%

AbbVie, Inc.	4,403	495,903

Biogen, Inc. *	511	176,810

Regeneron Pharmaceuticals, Inc. *	248	138,434

		811,147

Capital Markets — 4.7%

Ameriprise Financial, Inc.	931	231,607

Morgan Stanley	4,214	386,389

S&P Global, Inc.	747	306,797

		924,793

Chemicals — 2.5%

Eastman Chemical Co.	2,079	242,761

PPG Industries, Inc.	1,469	249,457

		492,218

Containers & Packaging — 0.5%

Crown Holdings, Inc.	956	97,702

Electric Utilities — 4.1%

NextEra Energy, Inc.	6,386	467,988

Xcel Energy, Inc.	5,142	338,732

		806,720

Electrical Equipment — 3.2%

Eaton Corp. plc	4,283	634,717

Entertainment — 0.2%

Netflix, Inc. *	83	43,756

Equity Real Estate Investment Trusts (REITs) — 2.9%

Prologis, Inc.	4,731	565,555

Health Care Equipment & Supplies — 2.5%

Boston Scientific Corp. *	6,683	285,782

Intuitive Surgical, Inc. *	227	209,131

		494,913

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 1.6%

Cigna Corp.	1,358	321,870

Hotels, Restaurants & Leisure — 4.9%

Marriott International, Inc., Class A *	2,553	348,587

McDonald’s Corp.	2,116	488,757

Yum! Brands, Inc.	1,139	130,998

		968,342

Insurance — 1.0%

Progressive Corp. (The)	1,962	192,696

Interactive Media & Services — 8.3%

Alphabet, Inc., Class A *	570	1,391,047

Facebook, Inc., Class A *	772	268,366

		1,659,413

Internet & Direct Marketing Retail — 5.4%

Amazon.com, Inc. *	309	1,064,547

IT Services — 6.4%

Affirm Holdings, Inc. * (a)	866	58,293

FleetCor Technologies, Inc. *	796	203,700

Mastercard, Inc., Class A	2,389	872,221

Shopify, Inc., Class A (Canada) *	66	95,808

Visa, Inc., Class A	153	35,872

		1,265,894

Machinery — 1.3%

Deere & Co.	425	150,061

Stanley Black & Decker, Inc.	548	112,283

		262,344

Media — 0.6%

Charter Communications, Inc., Class A *	161	116,001

Oil, Gas & Consumable Fuels — 0.3%

Pioneer Natural Resources Co.	378	61,408

Pharmaceuticals — 3.2%

Bristol-Myers Squibb Co.	5,426	362,554

Eli Lilly & Co.	1,228	281,782

		644,336

Professional Services — 1.5%

Leidos Holdings, Inc.	2,870	290,185

Road & Rail — 3.2%

Norfolk Southern Corp.	2,357	625,614

Semiconductors & Semiconductor Equipment — 7.5%

Advanced Micro Devices, Inc. *	2,444	229,526

Analog Devices, Inc.	3,601	619,986

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

ASML Holding NV (Registered), NYRS (Netherlands)	348	240,681

Lam Research Corp.	188	122,303

NXP Semiconductors NV (China)	1,412	290,539

		1,503,035

Software — 7.5%

Ceridian HCM Holding, Inc. * (a)	1,094	104,906

Microsoft Corp.	5,184	1,404,408

		1,509,314

Specialty Retail — 3.5%

Lowe’s Cos., Inc.	1,814	351,852

O’Reilly Automotive, Inc. *	310	175,690

Ross Stores, Inc.	1,339	166,054

		693,596

Technology Hardware, Storage & Peripherals — 5.6%

Apple, Inc.	8,098	1,109,071

Total Common Stocks (Cost $11,230,397)		19,646,204

Short-Term Investments — 1.3%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $228,846)	228,732	228,846

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	26,995	26,995

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	3,506	3,506

Total Investment of Cash Collateral from Securities Loaned (Cost $30,504)		30,501

Total Short-Term Investments (Cost $259,350)		259,347

Total Investments — 100.3% (Cost $11,489,747)		19,905,551
Liabilities in Excess of Other Assets — (0.3)%		(61,900)

NET ASSETS — 100.0%		19,843,651

Percentages indicated are based on net assets.

Abbreviations

NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $30,132.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	538	09/2021	USD	115,361	1,940

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	65

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Air Freight & Logistics — 0.3%

United Parcel Service, Inc., Class B	21	4,347

Automobiles — 2.3%

Tesla, Inc. *	44	29,975

Beverages — 0.2%

Coca-Cola Co. (The)	58	3,128

Biotechnology — 3.6%

AbbVie, Inc.	236	26,635

Biogen, Inc. *	14	4,882

Exelixis, Inc. *	209	3,810

Seagen, Inc. *	38	5,952

Vertex Pharmaceuticals, Inc. *	30	5,988

		47,267

Building Products — 1.6%

Allegion plc	41	5,656

Fortune Brands Home & Security, Inc.	39	3,845

Trane Technologies plc	63	11,545

		21,046

Capital Markets — 0.4%

S&P Global, Inc.	13	5,459

Commercial Services & Supplies — 0.5%

Waste Management, Inc.	43	6,081

Construction & Engineering — 0.6%

Quanta Services, Inc.	82	7,418

Consumer Finance — 0.5%

Capital One Financial Corp.	40	6,188

Containers & Packaging — 0.4%

Berry Global Group, Inc. *	75	4,878

Entertainment — 1.0%

Electronic Arts, Inc.	28	4,013

Netflix, Inc. *	17	9,138

		13,151

Equity Real Estate Investment Trusts (REITs) — 1.5%

American Tower Corp.	38	10,184

Equinix, Inc.	11	8,989

		19,173

Food & Staples Retailing — 1.1%

Costco Wholesale Corp.	13	5,302

Sysco Corp.	122	9,470

		14,772

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 1.7%

Bunge Ltd.	65	5,095

Hershey Co. (The)	59	10,242

Mondelez International, Inc., Class A	108	6,731

		22,068

Health Care Equipment & Supplies — 1.8%

Medtronic plc	105	13,008

Stryker Corp.	38	9,974

		22,982

Health Care Providers & Services — 2.2%

Anthem, Inc.	13	5,116

HCA Healthcare, Inc.	39	7,980

Humana, Inc.	17	7,659

UnitedHealth Group, Inc.	19	7,408

		28,163

Health Care Technology — 0.7%

Cerner Corp.	123	9,629

Hotels, Restaurants & Leisure — 2.4%

Airbnb, Inc., Class A *	18	2,784

Booking Holdings, Inc. *	4	7,877

Darden Restaurants, Inc.	38	5,489

Expedia Group, Inc. *	57	9,365

Las Vegas Sands Corp. *	111	5,854

		31,369

Household Durables — 1.0%

PulteGroup, Inc.	114	6,210

Toll Brothers, Inc.	111	6,417

		12,627

Household Products — 1.2%

Procter & Gamble Co. (The)	112	15,153

Insurance — 0.5%

Arch Capital Group Ltd. *	98	3,808

Progressive Corp. (The)	26	2,593

		6,401

Interactive Media & Services — 10.8%

Alphabet, Inc., Class A *	14	34,429

Alphabet, Inc., Class C *	14	34,587

Facebook, Inc., Class A *	187	65,021

Zillow Group, Inc., Class C *	63	7,749

		141,786

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 7.5%

Amazon.com, Inc. *	24	81,876

eBay, Inc.	231	16,204

		98,080

IT Services — 6.0%

Mastercard, Inc., Class A	114	41,766

PayPal Holdings, Inc. *	84	24,339

Visa, Inc., Class A	52	12,112

		78,217

Life Sciences Tools & Services — 1.6%

Agilent Technologies, Inc.	82	12,165

Thermo Fisher Scientific, Inc.	16	8,122

		20,287

Machinery — 1.3%

Deere & Co.	14	5,079

Parker-Hannifin Corp.	18	5,405

Toro Co. (The)	60	6,637

		17,121

Media — 0.7%

Altice USA, Inc., Class A *	274	9,365

Multiline Retail — 1.0%

Target Corp.	53	12,764

Oil, Gas & Consumable Fuels — 0.6%

Cheniere Energy, Inc. *	96	8,344

Pharmaceuticals — 0.7%

Bristol-Myers Squibb Co.	145	9,709

Road & Rail — 2.2%

CSX Corp.	374	11,991

Lyft, Inc., Class A *	177	10,723

Old Dominion Freight Line, Inc.	26	6,650

		29,364

Semiconductors & Semiconductor Equipment — 7.2%

Applied Materials, Inc.	135	19,196

Lam Research Corp.	39	25,312

NVIDIA Corp.	21	16,962

NXP Semiconductors NV (China)	72	14,730

Qorvo, Inc. *	25	4,793

Texas Instruments, Inc.	67	12,942

		93,935

Software — 20.1%

Adobe, Inc. *	62	36,251

Cadence Design Systems, Inc. *	84	11,424

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Dropbox, Inc., Class A *	357	10,833

Fortinet, Inc. *	52	12,457

HubSpot, Inc. *	8	4,603

Intuit, Inc.	60	29,263

Microsoft Corp.	462	125,225

Palo Alto Networks, Inc. *	28	10,278

PTC, Inc. *	57	7,995

VMware, Inc., Class A * (a)	22	3,487

Workday, Inc., Class A *	49	11,746

		263,562

Specialty Retail — 2.8%

AutoZone, Inc. *	4	6,417

L Brands, Inc.	106	7,617

Lowe’s Cos., Inc.	117	22,713

		36,747

Technology Hardware, Storage & Peripherals — 9.6%

Apple, Inc.	833	114,020

Dell Technologies, Inc., Class C *	57	5,641

Hewlett Packard Enterprise Co.	375	5,463

		125,124

Total Common Stocks (Cost $712,894)		1,275,680

Short-Term Investments — 2.6%

Investment Companies — 2.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $31,107)	31,095	31,110

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	1,994	1,994

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	915	915

Total Investment of Cash Collateral from Securities Loaned (Cost $2,909)		2,909

Total Short-Term Investments (Cost $34,016)		34,019

Total Investments — 100.2% (Cost $746,910)		1,309,699
Liabilities in Excess of Other Assets — (0.2)%		(2,111)

NET ASSETS — 100.0%		1,307,588

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	67

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $2,790.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	148	09/2021	USD	31,735	512

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.0%
Common Stocks — 124.6%

Aerospace & Defense — 2.0%

Howmet Aerospace, Inc. *	134	4,629

Northrop Grumman Corp. (a)	40	14,465

Raytheon Technologies Corp.	341	29,113

TransDigm Group, Inc. *	6	4,189

		52,396

Air Freight & Logistics — 0.6%

FedEx Corp.	18	5,275

United Parcel Service, Inc., Class B	52	10,891

		16,166

Airlines — 0.2%

Southwest Airlines Co. *	93	4,927

Auto Components — 0.7%

Aptiv plc *	9	1,357

Magna International, Inc. (Canada) (a)	179	16,543

		17,900

Banks — 4.6%

Bank of America Corp. (a)	646	26,630

SVB Financial Group *	49	27,362

Truist Financial Corp.	401	22,244

Wells Fargo & Co.	990	44,829

		121,065

Beverages — 1.8%

Coca-Cola Co. (The) (a)	487	26,341

PepsiCo, Inc. (a)	140	20,730

		47,071

Biotechnology — 3.6%

AbbVie, Inc. (a)	339	38,213

Biogen, Inc. * (a)	51	17,582

BioMarin Pharmaceutical, Inc. *	96	8,001

Regeneron Pharmaceuticals, Inc. *	29	16,047

Vertex Pharmaceuticals, Inc. *	78	15,631

		95,474

Building Products — 1.5%

Fortune Brands Home & Security, Inc.	21	2,075

Johnson Controls International plc	59	4,048

Trane Technologies plc	184	33,879

		40,002

Capital Markets — 2.7%

Ameriprise Financial, Inc.	10	2,522

Charles Schwab Corp. (The)	318	23,125

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

CME Group, Inc.	55	11,665

Morgan Stanley (a)	347	31,796

State Street Corp.	46	3,785

		72,893

Chemicals — 4.4%

Air Products and Chemicals, Inc.	57	16,514

Celanese Corp.	132	19,984

DuPont de Nemours, Inc.	277	21,441

Eastman Chemical Co.	135	15,805

Linde plc (United Kingdom)	106	30,695

PPG Industries, Inc.	77	13,003

		117,442

Consumer Finance — 2.0%

American Express Co.	134	22,199

Capital One Financial Corp.	194	29,946

		52,145

Diversified Financial Services — 0.2%

Voya Financial, Inc.	78	4,776

Electric Utilities — 2.3%

Duke Energy Corp.	37	3,695

Evergy, Inc.	63	3,824

FirstEnergy Corp.	233	8,682

NextEra Energy, Inc.	370	27,096

Xcel Energy, Inc.	255	16,791

		60,088

Electrical Equipment — 1.0%

Eaton Corp. plc	175	25,997

Electronic Equipment, Instruments & Components — 0.0% (b)

Corning, Inc.	20	816

Energy Equipment & Services — 0.2%

Baker Hughes Co. (a)	238	5,438

Entertainment — 1.1%

Electronic Arts, Inc. (a)	55	7,965

Endeavor Group Holdings, Inc., Class A *	225	6,234

Netflix, Inc. * (a)	30	15,613

		29,812

Equity Real Estate Investment Trusts (REITs) — 3.4%

American Homes 4 Rent, Class A	137	5,312

Brixmor Property Group, Inc.	324	7,413

Camden Property Trust	21	2,740

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	69

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Cousins Properties, Inc.	137	5,041

Host Hotels & Resorts, Inc. *	325	5,551

Invitation Homes, Inc.	186	6,932

Kimco Realty Corp.	167	3,483

Prologis, Inc.	156	18,701

SBA Communications Corp.	27	8,686

Sun Communities, Inc.	82	14,127

UDR, Inc.	148	7,228

Ventas, Inc.	75	4,271

		89,485

Food & Staples Retailing — 0.2%

Costco Wholesale Corp.	10	3,978

Food Products — 1.0%

Hershey Co. (The)	39	6,770

Mondelez International, Inc., Class A (a)	302	18,830

		25,600

Health Care Equipment & Supplies — 3.7%

Abbott Laboratories	35	4,089

Boston Scientific Corp. * (a)	522	22,307

Danaher Corp.	20	5,375

Intuitive Surgical, Inc. * (a)	6	5,337

Medtronic plc	260	32,307

Teleflex, Inc.	6	2,432

Zimmer Biomet Holdings, Inc. (a)	156	25,008

		96,855

Health Care Providers & Services — 3.4%

Centene Corp. *	226	16,479

Cigna Corp. (a)	108	25,566

CVS Health Corp. (a)	65	5,423

UnitedHealth Group, Inc. (a)	107	43,015

		90,483

Hotels, Restaurants & Leisure — 3.3%

Booking Holdings, Inc. *	12	25,481

Darden Restaurants, Inc.	47	6,845

Hilton Worldwide Holdings, Inc. *	51	6,107

Las Vegas Sands Corp. *	108	5,678

McDonald’s Corp.	77	17,713

Royal Caribbean Cruises Ltd. *	31	2,640

Yum! Brands, Inc.	198	22,785

		87,249

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.4%

KB Home	102	4,167

Toll Brothers, Inc.	117	6,739

		10,906

Household Products — 1.2%

Procter & Gamble Co. (The)	245	33,012

Insurance — 1.5%

Arthur J Gallagher & Co.	18	2,492

Chubb Ltd.	79	12,588

Hartford Financial Services Group, Inc. (The) (a)	137	8,517

Marsh & McLennan Cos., Inc.	25	3,507

Prudential Financial, Inc.	118	12,047

		39,151

Interactive Media & Services — 9.2%

Alphabet, Inc., Class A * (a)	43	105,065

Alphabet, Inc., Class C * (a)	15	37,657

Facebook, Inc., Class A * (a)	252	87,531

Pinterest, Inc., Class A *	33	2,624

ZoomInfo Technologies, Inc., Class A * (a)	242	12,613

		245,490

Internet & Direct Marketing Retail — 5.5%

Amazon.com, Inc. * (a)	42	144,759

DoorDash, Inc., Class A *	8	1,338

		146,097

IT Services — 6.5%

Fidelity National Information Services, Inc.	62	8,801

Fiserv, Inc. * (a)	82	8,792

FleetCor Technologies, Inc. *	29	7,459

Mastercard, Inc., Class A (a)	215	78,466

PayPal Holdings, Inc. * (a)	149	43,453

Shopify, Inc., Class A (Canada) *	2	2,769

WEX, Inc. *	121	23,379

		173,119

Life Sciences Tools & Services — 1.6%

Thermo Fisher Scientific, Inc. (a)	84	42,428

Machinery — 4.7%

Deere & Co.	72	25,276

Dover Corp.	18	2,678

Ingersoll Rand, Inc. *	779	38,033

Parker-Hannifin Corp.	67	20,578

Stanley Black & Decker, Inc.	180	36,967

		123,532

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Media — 2.7%

Charter Communications, Inc., Class A * (a)	32	22,727

Comcast Corp., Class A (a)	635	36,211

Discovery, Inc., Class C *	365	10,566

Fox Corp., Class A	63	2,322

		71,826

Metals & Mining — 0.4%

Freeport-McMoRan, Inc.	284	10,524

Multi-Utilities — 1.0%

CenterPoint Energy, Inc.	597	14,633

Sempra Energy (a)	93	12,324

		26,957

Oil, Gas & Consumable Fuels — 5.0%

Cheniere Energy, Inc. *	55	4,809

Chevron Corp.	126	13,239

Cimarex Energy Co.	98	7,106

ConocoPhillips (a)	616	37,511

Diamondback Energy, Inc.	416	39,077

Phillips 66	46	3,922

Pioneer Natural Resources Co. (a)	121	19,617

TC Energy Corp. (Canada)	169	8,352

		133,633

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	76	24,056

Pharmaceuticals — 2.8%

Bristol-Myers Squibb Co. (a)	433	28,909

Elanco Animal Health, Inc. *	81	2,819

Eli Lilly & Co.	173	39,670

Organon & Co. *	91	2,754

		74,152

Professional Services — 1.2%

Booz Allen Hamilton Holding Corp.	93	7,943

IHS Markit Ltd.	12	1,373

Leidos Holdings, Inc.	213	21,529

		30,845

Road & Rail — 4.5%

Canadian Pacific Railway Ltd. (Canada)	53	4,107

CSX Corp.	378	12,121

Lyft, Inc., Class A *	532	32,190

Norfolk Southern Corp. (a)	182	48,377

Old Dominion Freight Line, Inc.	16	4,021

Union Pacific Corp. (a)	88	19,341

		120,157

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 8.9%

Advanced Micro Devices, Inc. *	346	32,537

Analog Devices, Inc. (a)	339	58,355

KLA Corp.	2	750

Lam Research Corp.	46	30,029

Microchip Technology, Inc. (a)	2	271

Micron Technology, Inc. * (a)	83	7,087

NVIDIA Corp. (a)	42	33,216

NXP Semiconductors NV (China)	324	66,673

ON Semiconductor Corp. *	59	2,268

Texas Instruments, Inc. (a)	23	4,396

		235,582

Software — 10.3%

Ceridian HCM Holding, Inc. *	236	22,640

Coupa Software, Inc. *	11	2,990

Intuit, Inc.	78	38,240

Microsoft Corp. (a)	686	185,840

Oracle Corp.	35	2,689

salesforce.com, Inc. * (a)	34	8,209

Workday, Inc., Class A *	61	14,577

		275,185

Specialty Retail — 4.5%

AutoZone, Inc. * (a)	9	13,027

Burlington Stores, Inc. *	12	4,009

Home Depot, Inc. (The) (a)	42	13,489

Lowe’s Cos., Inc.	202	39,231

O’Reilly Automotive, Inc. *	68	38,542

TJX Cos., Inc. (The)	166	11,195

		119,493

Technology Hardware, Storage & Peripherals — 6.0%

Apple, Inc. (a)	888	121,590

Hewlett Packard Enterprise Co.	501	7,312

Seagate Technology Holdings plc (Ireland)	332	29,192

		158,094

Textiles, Apparel & Luxury Goods — 1.1%

NIKE, Inc., Class B	191	29,441

Wireless Telecommunication Services — 0.8%

T-Mobile US, Inc. *	152	22,011

Total Common Stocks (Cost $1,676,033)		3,303,749

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	71

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (c) (d) (Cost $11,580)	11,574	11,580

Total Long Positions (Cost $1,687,613)		3,315,329

Short Positions — (25.1)%
Common Stocks — (25.1)%

Aerospace & Defense — (0.8)%

Boeing Co. (The) *	(13)	(3,229)

Hexcel Corp. *	(106)	(6,609)

Huntington Ingalls Industries, Inc.	(26)	(5,444)

L3Harris Technologies, Inc.	(6)	(1,261)

Lockheed Martin Corp.	(3)	(1,306)

Textron, Inc.	(49)	(3,398)

		(21,247)

Air Freight & Logistics — (0.4)%

CH Robinson Worldwide, Inc.	(80)	(7,482)

Expeditors International of Washington, Inc.	(27)	(3,453)

		(10,935)

Auto Components — (0.2)%

Autoliv, Inc. (Sweden)	(44)	(4,278)

Banks — (0.6)%

Citizens Financial Group, Inc.	(96)	(4,402)

Huntington Bancshares, Inc.	(351)	(5,012)

KeyCorp	(137)	(2,819)

Regions Financial Corp.	(129)	(2,608)

		(14,841)

Beverages — 0.0% (b)

Brown-Forman Corp., Class B	(14)	(1,052)

Biotechnology — (0.5)%

Amgen, Inc.	(36)	(8,809)

Gilead Sciences, Inc.	(55)	(3,788)

Moderna, Inc. *	(5)	(1,111)

		(13,708)

Building Products — (0.3)%

Allegion plc	(38)	(5,294)

Lennox International, Inc.	(8)	(2,754)

		(8,048)

Capital Markets — (0.8)%

Goldman Sachs Group, Inc. (The)	(14)	(5,431)

Moody’s Corp.	(21)	(7,497)

MSCI, Inc.	(11)	(6,128)

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Northern Trust Corp.	(11)	(1,312)

		(20,368)

Chemicals — (0.2)%

Dow, Inc.	(38)	(2,403)

LyondellBasell Industries NV, Class A	(12)	(1,194)

RPM International, Inc.	(30)	(2,627)

		(6,224)

Commercial Services & Supplies — (0.3)%

Republic Services, Inc.	(65)	(7,203)

Communications Equipment — (0.1)%

Cisco Systems, Inc.	(50)	(2,644)

Consumer Finance — (0.2)%

Discover Financial Services	(45)	(5,356)

Containers & Packaging — (1.0)%

Ball Corp.	(48)	(3,906)

International Paper Co.	(87)	(5,332)

Packaging Corp. of America	(11)	(1,522)

Sealed Air Corp.	(22)	(1,318)

Silgan Holdings, Inc.	(64)	(2,671)

Sonoco Products Co.	(91)	(6,063)

Westrock Co.	(84)	(4,480)

		(25,292)

Diversified Telecommunication Services — (1.0)%

AT&T, Inc.	(378)	(10,867)

Lumen Technologies, Inc.	(534)	(7,257)

Verizon Communications, Inc.	(132)	(7,415)

		(25,539)

Electric Utilities — (0.7)%

American Electric Power Co., Inc.	(59)	(4,976)

Pinnacle West Capital Corp.	(45)	(3,674)

Southern Co. (The)	(159)	(9,643)

		(18,293)

Electrical Equipment — (0.4)%

Acuity Brands, Inc.	(41)	(7,688)

Hubbell, Inc.	(14)	(2,693)

Rockwell Automation, Inc.	(5)	(1,420)

		(11,801)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(64)	(5,402)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Energy Equipment & Services — (0.4)%

Halliburton Co.	(343)	(7,936)

Schlumberger NV	(119)	(3,799)

		(11,735)

Entertainment — (1.4)%

AMC Entertainment Holdings, Inc., Class A *	(178)	(10,107)

Spotify Technology SA *	(32)	(8,736)

Take-Two Interactive Software, Inc. *	(98)	(17,285)

		(36,128)

Equity Real Estate Investment Trusts (REITs) — (1.6)%

AvalonBay Communities, Inc.	(14)	(2,830)

Crown Castle International Corp.	(8)	(1,575)

Duke Realty Corp.	(111)	(5,235)

Equity Residential	(55)	(4,221)

Iron Mountain, Inc.	(270)	(11,417)

National Retail Properties, Inc.	(88)	(4,133)

Realty Income Corp.	(58)	(3,877)

Simon Property Group, Inc.	(60)	(7,858)

SL Green Realty Corp.	(20)	(1,583)

Vornado Realty Trust	(28)	(1,291)

		(44,020)

Food & Staples Retailing — (1.2)%

Albertsons Cos., Inc., Class A	(197)	(3,875)

Kroger Co. (The)	(384)	(14,693)

Walgreens Boots Alliance, Inc.	(110)	(5,772)

Walmart, Inc.	(54)	(7,653)

		(31,993)

Food Products — (0.8)%

Campbell Soup Co.	(149)	(6,796)

Conagra Brands, Inc.	(117)	(4,248)

General Mills, Inc.	(21)	(1,281)

Kellogg Co.	(120)	(7,745)

		(20,070)

Gas Utilities — (0.1)%

National Fuel Gas Co.	(52)	(2,722)

Health Care Equipment & Supplies — (0.5)%

Baxter International, Inc.	(85)	(6,882)

Stryker Corp.	(29)	(7,476)

		(14,358)

Health Care Providers & Services — (0.1)%

Henry Schein, Inc. *	(34)	(2,540)

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Technology — (0.3)%

Cerner Corp.	(92)	(7,175)

Hotels, Restaurants & Leisure — (0.1)%

Starbucks Corp.	(34)	(3,811)

Household Durables — (0.1)%

NVR, Inc. *	— (e)	(1,268)

PulteGroup, Inc.	(25)	(1,364)

		(2,632)

Household Products — (0.7)%

Clorox Co. (The)	(82)	(14,763)

Colgate-Palmolive Co.	(54)	(4,426)

		(19,189)

Industrial Conglomerates — (0.9)%

3M Co.	(75)	(14,915)

General Electric Co.	(673)	(9,054)

		(23,969)

Insurance — (0.4)%

Allstate Corp. (The)	(76)	(9,867)

Axis Capital Holdings Ltd.	(25)	(1,223)

		(11,090)

IT Services — (1.1)%

Automatic Data Processing, Inc.	(23)	(4,514)

Cognizant Technology Solutions Corp., Class A	(35)	(2,409)

Infosys Ltd., ADR (India)	(181)	(3,842)

International Business Machines Corp.	(12)	(1,707)

Paychex, Inc.	(40)	(4,289)

Snowflake, Inc., Class A *	(25)	(5,988)

Western Union Co. (The)	(250)	(5,746)

		(28,495)

Life Sciences Tools & Services — (0.2)%

Waters Corp. *	(12)	(4,011)

Machinery — (0.4)%

Caterpillar, Inc.	(35)	(7,593)

Illinois Tool Works, Inc.	(7)	(1,587)

PACCAR, Inc.	(29)	(2,555)

		(11,735)

Media — (1.5)%

Discovery, Inc., Class A *	(316)	(9,709)

Interpublic Group of Cos., Inc. (The)	(282)	(9,172)

Omnicom Group, Inc.	(151)	(12,100)

ViacomCBS, Inc.	(169)	(7,659)

		(38,640)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	73

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Multiline Retail — (0.2)%

Macy’s, Inc. *	(329)	(6,232)

Multi-Utilities — (0.6)%

Consolidated Edison, Inc.	(154)	(11,064)

Dominion Energy, Inc.	(66)	(4,888)

		(15,952)

Oil, Gas & Consumable Fuels — (1.6)%

APA Corp.	(261)	(5,655)

Devon Energy Corp.	(142)	(4,141)

Enbridge, Inc. (Canada)	(243)	(9,722)

Exxon Mobil Corp.	(205)	(12,913)

Hess Corp.	(47)	(4,127)

HollyFrontier Corp.	(114)	(3,753)

Marathon Oil Corp.	(225)	(3,065)

		(43,376)

Pharmaceuticals — (0.3)%

Pfizer, Inc.	(180)	(7,039)

Road & Rail — (0.4)%

Canadian National Railway Co. (Canada)	(41)	(4,319)

JB Hunt Transport Services, Inc.	(16)	(2,549)

Werner Enterprises, Inc.	(85)	(3,769)

		(10,637)

Semiconductors & Semiconductor Equipment — (1.2)%

Broadcom, Inc.	(9)	(4,237)

Intel Corp.	(227)	(12,741)

QUALCOMM, Inc.	(99)	(14,136)

		(31,114)

Software — (0.4)%

Citrix Systems, Inc.	(28)	(3,281)

Palantir Technologies, Inc., Class A *	(225)	(5,918)

VMware, Inc., Class A *	(8)	(1,283)

		(10,482)

Technology Hardware, Storage & Peripherals — (0.6)%

HP, Inc.	(258)	(7,790)

NetApp, Inc.	(10)	(799)

Western Digital Corp. *	(66)	(4,693)

Xerox Holdings Corp.	(95)	(2,240)

		(15,522)

Trading Companies & Distributors — (0.2)%

Fastenal Co.	(103)	(5,355)

INVESTMENTS	SHARES (000)	VALUE ($000)

Water Utilities — (0.1)%

Essential Utilities, Inc.	(52)	(2,380)

Total Common Stocks (Proceeds $(622,852))		(664,633)

Total Short Positions (Proceeds $(622,852))		(664,633)

Total Investments — 99.9% (Cost $1,064,761)		2,650,696
Other Assets Less Liabilities — 0.1%		550

NET ASSETS — 100.0%		2,651,246

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $896,235.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2021.
(e)	Amount rounds to less than one thousand.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%

Aerospace & Defense — 1.0%

General Dynamics Corp.	46	8,579

Northrop Grumman Corp.	49	17,847

Raytheon Technologies Corp.	307	26,207

		52,633

Air Freight & Logistics — 1.3%

FedEx Corp.	109	32,501

United Parcel Service, Inc., Class B	168	34,995

		67,496

Airlines — 0.3%

Delta Air Lines, Inc. *	131	5,648

Southwest Airlines Co. *	169	8,982

		14,630

Auto Components — 0.3%

Aptiv plc *	35	5,451

Magna International, Inc. (Canada)	124	11,484

		16,935

Automobiles — 1.6%

General Motors Co. *	191	11,326

Tesla, Inc. *	106	71,948

		83,274

Banks — 3.6%

Bank of America Corp.	660	27,194

Citigroup, Inc.	525	37,131

KeyCorp	112	2,314

Regions Financial Corp.	743	14,984

SVB Financial Group *	16	9,122

Truist Financial Corp.	298	16,556

US Bancorp	394	22,444

Wells Fargo & Co.	1,109	50,230

		179,975

Beverages — 1.0%

Coca-Cola Co. (The)	679	36,751

Constellation Brands, Inc., Class A	68	15,933

		52,684

Biotechnology — 2.1%

AbbVie, Inc.	468	52,741

Alexion Pharmaceuticals, Inc. *	29	5,372

Biogen, Inc. *	44	15,170

Regeneron Pharmaceuticals, Inc. *	25	13,975

Vertex Pharmaceuticals, Inc. *	100	20,177

		107,435

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.1%

Johnson Controls International plc	103	7,041

Masco Corp.	263	15,490

Trane Technologies plc	192	35,396

		57,927

Capital Markets — 4.1%

Ameriprise Financial, Inc.	16	3,974

Charles Schwab Corp. (The)	68	4,965

Goldman Sachs Group, Inc. (The)	116	44,096

Intercontinental Exchange, Inc.	203	24,106

Morgan Stanley	402	36,887

S&P Global, Inc.	109	44,683

State Street Corp.	254	20,900

T. Rowe Price Group, Inc.	132	26,179

		205,790

Chemicals — 2.0%

Air Products and Chemicals, Inc.	22	6,244

Celanese Corp.	48	7,282

DuPont de Nemours, Inc.	212	16,405

Eastman Chemical Co.	202	23,637

Linde plc (United Kingdom)	52	14,982

LyondellBasell Industries NV, Class A	36	3,713

PPG Industries, Inc.	170	28,810

		101,073

Commercial Services & Supplies — 0.1%

Cintas Corp.	14	5,505

Communications Equipment — 0.4%

Cisco Systems, Inc.	304	16,121

Motorola Solutions, Inc.	13	2,912

		19,033

Consumer Finance — 0.5%

Capital One Financial Corp.	171	26,473

Containers & Packaging — 0.3%

Crown Holdings, Inc.	54	5,546

Westrock Co.	146	7,770

		13,316

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	295	81,964

Voya Financial, Inc.	51	3,119

		85,083

Diversified Telecommunication Services — 0.6%

Verizon Communications, Inc.	568	31,844

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	75

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Duke Energy Corp.	277	27,386

Evergy, Inc.	217	13,125

NextEra Energy, Inc.	503	36,876

Xcel Energy, Inc.	229	15,074

		92,461

Electrical Equipment — 0.7%

Eaton Corp. plc	230	34,125

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp., Class A	80	5,445

Entertainment — 1.2%

Netflix, Inc. *	77	40,812

Walt Disney Co. (The) *	99	17,357

		58,169

Equity Real Estate Investment Trusts (REITs) — 1.8%

Camden Property Trust	97	12,935

Equinix, Inc.	27	21,914

Equity LifeStyle Properties, Inc.	57	4,206

Mid-America Apartment Communities, Inc.	61	10,240

Prologis, Inc.	204	24,411

Public Storage	13	3,932

Sun Communities, Inc.	28	4,778

UDR, Inc.	40	1,974

Ventas, Inc.	143	8,175

		92,565

Food & Staples Retailing — 0.4%

Costco Wholesale Corp.	43	16,949

Kroger Co. (The)	39	1,506

		18,455

Food Products — 0.6%

Mondelez International, Inc., Class A	469	29,271

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	275	31,897

ABIOMED, Inc. *	6	1,925

Becton Dickinson and Co.	60	14,492

Boston Scientific Corp. *	482	20,621

Danaher Corp.	26	6,977

Dexcom, Inc. *	13	5,500

Intuitive Surgical, Inc. *	9	8,446

Medtronic plc	346	42,944

Zimmer Biomet Holdings, Inc.	151	24,223

		157,025

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

AmerisourceBergen Corp.	45	5,169

Anthem, Inc.	68	25,946

Centene Corp. *	121	8,816

Cigna Corp.	128	30,384

UnitedHealth Group, Inc.	165	66,197

		136,512

Hotels, Restaurants & Leisure — 1.0%

Booking Holdings, Inc. *	9	20,603

Hilton Worldwide Holdings, Inc. *	104	12,575

Royal Caribbean Cruises Ltd. *	30	2,562

Yum! Brands, Inc.	139	15,983

		51,723

Household Durables — 0.5%

DR Horton, Inc.	19	1,734

Lennar Corp., Class A	226	22,435

		24,169

Household Products — 1.5%

Kimberly-Clark Corp.	142	19,020

Procter & Gamble Co. (The)	432	58,339

		77,359

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	101	22,140

Insurance — 1.8%

Allstate Corp. (The)	54	6,980

American International Group, Inc.	171	8,127

Chubb Ltd.	98	15,499

Hartford Financial Services Group, Inc. (The)	215	13,316

Marsh & McLennan Cos., Inc.	48	6,784

Progressive Corp. (The)	268	26,287

Prudential Financial, Inc.	80	8,216

Travelers Cos., Inc. (The)	34	5,127

		90,336

Interactive Media & Services — 7.0%

Alphabet, Inc., Class A *	53	129,603

Alphabet, Inc., Class C *	42	104,950

Facebook, Inc., Class A *	331	115,169

		349,722

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. *	66	227,580

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 4.8%

Accenture plc, Class A	195	57,579

Fiserv, Inc. *	21	2,215

FleetCor Technologies, Inc. *	12	3,015

Mastercard, Inc., Class A	196	71,521

PayPal Holdings, Inc. *	149	43,339

Visa, Inc., Class A	277	64,792

		242,461

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	29	13,892

Thermo Fisher Scientific, Inc.	106	53,413

Waters Corp. *	9	3,264

		70,569

Machinery — 2.2%

Deere & Co.	124	43,836

Ingersoll Rand, Inc. *	154	7,539

Otis Worldwide Corp.	132	10,760

Parker-Hannifin Corp.	70	21,429

Stanley Black & Decker, Inc.	138	28,218

		111,782

Media — 1.7%

Altice USA, Inc., Class A *	144	4,900

Charter Communications, Inc., Class A *	45	32,563

Comcast Corp., Class A	828	47,226

Fox Corp., Class A	32	1,195

		85,884

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	170	6,314

Multiline Retail — 0.7%

Dollar General Corp.	21	4,505

Dollar Tree, Inc. *	96	9,548

Target Corp.	85	20,482

		34,535

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	162	3,975

Public Service Enterprise Group, Inc.	82	4,918

Sempra Energy	155	20,528

		29,421

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	65	1,139

Cheniere Energy, Inc. *	83	7,226

Chevron Corp.	265	27,734

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

ConocoPhillips	315	19,157

Diamondback Energy, Inc.	146	13,749

EOG Resources, Inc.	162	13,480

Kinder Morgan, Inc.	300	5,470

Phillips 66	149	12,804

Pioneer Natural Resources Co.	142	23,033

Williams Cos., Inc. (The)	743	19,735

		143,527

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	54	17,207

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	672	44,920

Eli Lilly & Co.	196	45,046

Johnson & Johnson	307	50,625

Merck & Co., Inc.	344	26,782

Organon & Co. *	42	1,260

Pfizer, Inc.	245	9,577

		178,210

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	76	6,470

Leidos Holdings, Inc.	160	16,166

		22,636

Road & Rail — 1.0%

Lyft, Inc., Class A *	115	6,962

Norfolk Southern Corp.	104	27,721

Union Pacific Corp.	81	17,883

		52,566

Semiconductors & Semiconductor Equipment — 6.7%

Advanced Micro Devices, Inc. *	324	30,472

Analog Devices, Inc.	210	36,111

Applied Materials, Inc.	290	41,347

Intel Corp.	285	16,020

Lam Research Corp.	67	43,644

Microchip Technology, Inc.	66	9,827

Micron Technology, Inc. *	61	5,206

NVIDIA Corp.	85	68,085

NXP Semiconductors NV (China)	124	25,543

QUALCOMM, Inc.	49	7,025

Texas Instruments, Inc.	271	52,186

		335,466

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	77

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 8.8%

Fortinet, Inc. *	20	4,662

Intuit, Inc.	91	44,435

Microsoft Corp.	1,232	333,834

Oracle Corp.	252	19,606

salesforce.com, Inc. *	118	28,833

Workday, Inc., Class A *	42	9,972

		441,342

Specialty Retail — 3.3%

AutoZone, Inc. *	3	4,703

Best Buy Co., Inc.	173	19,918

Home Depot, Inc. (The)	147	46,993

Lowe’s Cos., Inc.	256	49,719

O’Reilly Automotive, Inc. *	45	25,412

TJX Cos., Inc. (The)	293	19,742

		166,487

Technology Hardware, Storage & Peripherals — 6.5%

Apple, Inc.	2,198	301,043

Seagate Technology Holdings plc (Ireland)	240	21,140

		322,183

Textiles, Apparel & Luxury Goods — 1.0%

Carter’s, Inc.	103	10,582

NIKE, Inc., Class B	245	37,827

		48,409

INVESTMENTS	SHARES (000)	VALUE ($000)

Tobacco — 1.2%

Altria Group, Inc.	503	24,004

Philip Morris International, Inc.	361	35,758

		59,762

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	301	43,631

Total Common Stocks (Cost $2,520,239)		5,000,555

Short-Term Investments — 1.3%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $66,908)	66,881	66,914

Total Investments — 100.3% (Cost $2,587,147)		5,067,469
Liabilities in Excess of Other Assets — (0.3)%		(15,427)

NET ASSETS — 100.0%		5,052,042

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	213	09/2021	USD	45,673	965

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.0%

Auto Components — 2.1%

Aptiv plc *	15	2,429

Banks — 6.1%

Bank of America Corp.	82	3,385

Citigroup, Inc.	40	2,802

SVB Financial Group *	1	818

		7,005

Biotechnology — 1.8%

Amgen, Inc.	6	1,430

Biogen, Inc. *	2	606

		2,036

Building Products — 3.3%

Trane Technologies plc	15	2,826

Trex Co., Inc. *	10	996

		3,822

Capital Markets — 3.4%

Morgan Stanley	16	1,440

S&P Global, Inc.	3	1,190

State Street Corp.	16	1,344

		3,974

Containers & Packaging — 1.3%

Ball Corp.	18	1,484

Diversified Financial Services — 1.5%

Voya Financial, Inc.	27	1,691

Diversified Telecommunication Services — 1.8%

Verizon Communications, Inc.	38	2,109

Electric Utilities — 1.6%

NextEra Energy, Inc.	25	1,824

Electrical Equipment — 2.4%

Eaton Corp. plc	19	2,812

Electronic Equipment, Instruments & Components — 0.8%

Itron, Inc. *	9	928

Entertainment — 4.7%

Netflix, Inc. *	3	1,347

Walt Disney Co. (The) *	23	4,085

		5,432

Equity Real Estate Investment Trusts (REITs) — 5.0%

American Tower Corp.	5	1,216

Boston Properties, Inc.	17	1,897

Equinix, Inc.	2	1,493

Prologis, Inc.	9	1,118

		5,724

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — 2.2%

Costco Wholesale Corp.	6	2,516

Food Products — 1.4%

General Mills, Inc.	26	1,578

Health Care Equipment & Supplies — 0.7%

Hologic, Inc. *	12	819

Health Care Providers & Services — 2.3%

Cigna Corp.	11	2,669

Insurance — 1.8%

MetLife, Inc.	14	859

Progressive Corp. (The)	13	1,228

		2,087

IT Services — 4.5%

Accenture plc, Class A	4	1,229

Mastercard, Inc., Class A	11	3,947

		5,176

Life Sciences Tools & Services — 5.7%

Agilent Technologies, Inc.	10	1,531

Illumina, Inc. *	2	781

IQVIA Holdings, Inc. *	9	2,156

Thermo Fisher Scientific, Inc.	4	2,104

		6,572

Machinery — 4.2%

Deere & Co.	6	2,015

Parker-Hannifin Corp.	4	1,099

Xylem, Inc.	15	1,786

		4,900

Multiline Retail — 2.0%

Target Corp.	9	2,290

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	34	2,301

Merck & Co., Inc.	27	2,083

		4,384

Semiconductors & Semiconductor Equipment — 7.2%

Lam Research Corp.	3	2,066

NVIDIA Corp.	2	1,688

NXP Semiconductors NV (China)	8	1,695

SolarEdge Technologies, Inc. *	3	915

Texas Instruments, Inc.	10	1,908

		8,272

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	79

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 14.9%

Adobe, Inc. *	2	937

Autodesk, Inc. *	3	890

Cadence Design Systems, Inc. *	14	1,924

Intuit, Inc.	6	3,166

Microsoft Corp.	34	9,263

salesforce.com, Inc. *	5	1,136

		17,316

Specialty Retail — 4.0%

Best Buy Co., Inc.	12	1,377

Home Depot, Inc. (The)	10	3,279

		4,656

Technology Hardware, Storage & Peripherals — 4.3%

Apple, Inc.	37	5,009

Textiles, Apparel & Luxury Goods — 1.2%

VF Corp.	17	1,414

Total Common Stocks (Cost $84,032)		110,928

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.0%

Investment Companies — 4.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $4,579)	4,577	4,580

Total Investments — 100.0% (Cost $88,611)		115,508
Other Assets Less Liabilities — 0.0% (c)		42

NET ASSETS — 100.0%		115,550

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-Mini S&P 500 ESG Index	25	09/2021	USD	4,583	63

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%

Aerospace & Defense — 3.8%

General Dynamics Corp.	101	18,947

Northrop Grumman Corp.	51	18,397

Raytheon Technologies Corp.	313	26,704

		64,048

Air Freight & Logistics — 0.8%

United Parcel Service, Inc., Class B	66	13,643

Airlines — 0.8%

Southwest Airlines Co. *	256	13,579

Banks — 11.5%

Bank of America Corp.	870	35,878

Citigroup, Inc.	514	36,330

Citizens Financial Group, Inc.	172	7,898

M&T Bank Corp.	68	9,840

PNC Financial Services Group, Inc. (The)	122	23,311

Truist Financial Corp.	464	25,776

US Bancorp	225	12,797

Wells Fargo & Co.	935	42,330

		194,160

Beverages — 0.5%

PepsiCo, Inc.	56	8,306

Biotechnology — 2.2%

AbbVie, Inc.	137	15,447

Amgen, Inc.	39	9,607

Biogen, Inc. *	11	3,708

Vertex Pharmaceuticals, Inc. *	46	9,295

		38,057

Building Products — 0.8%

Trane Technologies plc	78	14,415

Capital Markets — 9.0%

BlackRock, Inc.	49	42,456

Charles Schwab Corp. (The)	265	19,311

Goldman Sachs Group, Inc. (The)	59	22,462

Morgan Stanley	352	32,308

S&P Global, Inc.	29	11,698

T. Rowe Price Group, Inc.	117	23,096

		151,331

Chemicals — 3.5%

Air Products and Chemicals, Inc.	72	20,818

Axalta Coating Systems Ltd. *	831	25,322

DuPont de Nemours, Inc.	172	13,322

		59,462

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.7%

Republic Services, Inc.	115	12,641

Construction Materials — 0.8%

Vulcan Materials Co.	78	13,540

Consumer Finance — 2.3%

American Express Co.	117	19,362

Capital One Financial Corp.	131	20,193

		39,555

Containers & Packaging — 0.3%

Ball Corp.	64	5,218

Diversified Financial Services — 1.9%

Berkshire Hathaway, Inc., Class B *	114	31,599

Diversified Telecommunication Services — 0.7%

Verizon Communications, Inc.	225	12,631

Electric Utilities — 1.6%

Entergy Corp.	56	5,628

NextEra Energy, Inc.	183	13,376

Xcel Energy, Inc.	136	8,928

		27,932

Electrical Equipment — 1.2%

Eaton Corp. plc	135	19,949

Entertainment — 0.7%

Walt Disney Co. (The) *	69	12,147

Equity Real Estate Investment Trusts (REITs) — 1.1%

AvalonBay Communities, Inc.	28	5,938

Ventas, Inc.	149	8,520

Vornado Realty Trust	104	4,874

		19,332

Food & Staples Retailing — 0.9%

Walmart, Inc.	106	14,969

Food Products — 0.8%

Mondelez International, Inc., Class A	225	14,052

Health Care Equipment & Supplies — 2.8%

Becton Dickinson and Co.	72	17,506

Medtronic plc	247	30,678

		48,184

Health Care Providers & Services — 3.9%

Anthem, Inc.	21	8,071

Cigna Corp.	86	20,423

Humana, Inc.	13	5,874

UnitedHealth Group, Inc.	80	32,031

		66,399

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	81

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 2.3%

Booking Holdings, Inc. *	6	12,120

Las Vegas Sands Corp. *	232	12,214

McDonald’s Corp.	65	14,949

		39,283

Household Durables — 0.4%

Newell Brands, Inc.	266	7,313

Household Products — 0.9%

Colgate-Palmolive Co.	193	15,696

Industrial Conglomerates — 0.3%

Honeywell International, Inc.	20	4,328

Insurance — 3.6%

Chubb Ltd.	91	14,538

Hartford Financial Services Group, Inc. (The)	242	14,969

Loews Corp.	130	7,083

Marsh & McLennan Cos., Inc.	49	6,928

MetLife, Inc.	209	12,496

Prudential Financial, Inc.	59	6,013

		62,027

Interactive Media & Services — 1.7%

Alphabet, Inc., Class C *	12	28,890

IT Services — 1.4%

Fidelity National Information Services, Inc.	83	11,783

International Business Machines Corp.	80	11,672

		23,455

Machinery — 3.8%

Dover Corp.	168	25,308

Parker-Hannifin Corp.	90	27,635

Stanley Black & Decker, Inc.	61	12,555

		65,498

Media — 1.9%

Comcast Corp., Class A	580	33,045

Multiline Retail — 0.8%

Dollar General Corp.	60	12,983

Multi-Utilities — 1.3%

CMS Energy Corp.	296	17,500

Public Service Enterprise Group, Inc.	91	5,465

		22,965

Oil, Gas & Consumable Fuels — 5.3%

Chevron Corp.	221	23,170

ConocoPhillips	576	35,070

EOG Resources, Inc.	304	25,367

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Valero Energy Corp.	96	7,513

		91,120

Pharmaceuticals — 5.4%

Bristol-Myers Squibb Co.	506	33,799

Eli Lilly & Co.	86	19,728

Johnson & Johnson	144	23,646

Merck & Co., Inc.	80	6,230

Organon & Co. *	9	261

Pfizer, Inc.	219	8,577

		92,241

Road & Rail — 1.0%

CSX Corp.	545	17,484

Semiconductors & Semiconductor Equipment — 5.1%

Analog Devices, Inc.	177	30,505

Lam Research Corp.	11	7,106

NXP Semiconductors NV (China)	91	18,805

Texas Instruments, Inc.	163	31,262

		87,678

Software — 1.7%

Microsoft Corp.	110	29,833

Specialty Retail — 5.1%

AutoZone, Inc. *	11	15,964

Gap, Inc. (The)	255	8,571

Home Depot, Inc. (The)	63	20,046

Lowe’s Cos., Inc.	82	15,981

O’Reilly Automotive, Inc. *	13	7,417

TJX Cos., Inc. (The)	280	18,909

		86,888

Technology Hardware, Storage & Peripherals — 0.5%

Apple, Inc.	60	8,205

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	130	20,043

Tobacco — 1.4%

Philip Morris International, Inc.	239	23,682

Total Common Stocks (Cost $1,149,430)		1,667,806

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $38,028)	38,009	38,028

Total Investments — 99.9% (Cost $1,187,458)		1,705,834
Other Assets Less Liabilities — 0.1%		1,151

NET ASSETS — 100.0%		1,706,985

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$128,507		$45,247,303		$883,537		$17,911,813
Investments in affiliates, at value	3,582		1,108,433		43,928		312,969
Options purchased, at value	—		—		—		289,993
Cash	—	(a)	58		—		—
Deposits at broker for futures contracts	—		—		—		58,970
Receivables:
Investment securities sold	—		—		34,538		1,613,327
Fund shares sold	6		53,029		6,129		68,592
Interest from non-affiliates	—		—		2,906		—
Dividends from non-affiliates	57		59,512		803		16,039
Dividends from affiliates	—	(a)	2		—	(a)	1
Variation margin on futures contracts	—		—		3		1,604

Total Assets	132,152		46,468,337		971,844		20,273,308

LIABILITIES:
Payables:
Due to custodian	—		—		36		—	(a)
Distributions	—		—	(a)	365		—
Investment securities purchased	—		—		67,674		1,620,132
Fund shares redeemed	80		37,878		2,445		82,569
Outstanding options written, at fair value	—		—		—		266,751
Accrued liabilities:
Investment advisory fees	51		15,124		144		3,709
Administration fees	7		1,315		36		952
Distribution fees	5		1,982		112		668
Service fees	19		5,217		152		3,389
Custodian and accounting fees	6		280		9		122
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—
Other	90		884		67		93

Total Liabilities	258		62,680		71,040		1,978,385

Net Assets	$131,894		$46,405,657		$900,804		$18,294,923

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$73,362	$31,739,270	$867,911	$15,114,921
Total distributable earnings (loss)	58,532	14,666,387	32,893	3,180,002

Total Net Assets	$131,894	$46,405,657	$900,804	$18,294,923

Net Assets:
Class A	$9,949	$4,715,916	$174,085	$1,778,457
Class C	4,293	1,493,408	158,340	502,120
Class I	83,598	17,980,353	519,976	14,416,679
Class R2	—	77,859	—	—
Class R3	—	280,991	—	—
Class R4	—	249,525	—	—
Class R5	—	1,655,531	88	6,024
Class R6	34,054	19,952,074	48,315	1,591,643

Total	$131,894	$46,405,657	$900,804	$18,294,923

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	284	211,061	11,431	68,678
Class C	130	68,300	10,396	19,523
Class I	2,335	789,911	34,134	555,008
Class R2	—	3,502	—	—
Class R3	—	12,587	—	—
Class R4	—	10,970	—	—
Class R5	—	72,672	6	232
Class R6	956	876,564	3,172	61,133

Net Asset Value (a):
Class A — Redemption price per share	$35.03	$22.34	$15.23	$25.90
Class C — Offering price per share (b)	33.15	21.87	15.23	25.72
Class I — Offering and redemption price per share	35.80	22.76	15.23	25.98
Class R2 — Offering and redemption price per share	—	22.23	—	—
Class R3 — Offering and redemption price per share	—	22.32	—	—
Class R4 — Offering and redemption price per share	—	22.75	—	—
Class R5 — Offering and redemption price per share	—	22.78	15.23	26.02
Class R6 — Offering and redemption price per share	35.62	22.76	15.23	26.04
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$36.97	$23.58	$16.07	$27.34

Cost of investments in non-affiliates	$82,263	$30,618,832	$814,023	$12,048,060
Cost of investments in affiliates	3,582	1,108,296	43,928	312,969
Cost of options purchased	—	—	—	284,491
Premiums received from options written	—	—	—	274,598

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	85

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$1,362,348		$563,694		$35,896,004	$4,274,645
Investments in affiliates, at value	82,933		17,690		1,501,233	57,325
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		—		427,794	31,359
Options purchased, at value	3,573		4,395		—	—
Cash	236		93		59	7
Deposits at broker for futures contracts	541		505		—	—
Deferred offering costs (See Note 2.J.)	70		70		—	—
Receivables:
Investment securities sold	991		612		35,152	26,549
Fund shares sold	14,218		4,870		38,497	4,552
Dividends from non-affiliates	1,039		408		7,651	2,899
Dividends from affiliates	—	(a)	—	(a)	3	—	(a)
Securities lending income (See Note 2.C.)	—		—		111	2
Variation margin on futures contracts	52		18		—	—

Total Assets	1,466,001		592,355		37,906,504	4,397,338

LIABILITIES:
Payables:
Investment securities purchased	57,216		16,059		—	19,667
Collateral received on securities loaned (See Note 2.C.)	—		—		427,794	31,359
Fund shares redeemed	3,558		933		44,452	2,882
Outstanding options written, at fair value	12,780		8,560		—	—
Accrued liabilities:
Investment advisory fees	201		53		11,923	1,263
Administration fees	49		18		316	162
Distribution fees	39		12		1,571	89
Service fees	203		97		3,513	280
Custodian and accounting fees	24		22		256	17
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—	2
Other	63		35		299	147

Total Liabilities	74,133		25,789		490,124	55,868

Net Assets	$1,391,868		$566,566		$37,416,380	$4,341,470

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
NET ASSETS:
Paid-in-Capital	$1,359,351	$553,523	$18,245,625	$3,660,840
Total distributable earnings (loss)	32,517	13,043	19,170,755	680,630

Total Net Assets	$1,391,868	$566,566	$37,416,380	$4,341,470

Net Assets:
Class A	$52,880	$21,446	$4,970,767	$218,302
Class C	57,423	19,229	780,132	62,488
Class I	1,018,781	524,074	10,983,173	1,418,653
Class R2	—	—	129,541	11,175
Class R3	—	—	264,318	16
Class R4	—	—	204,814	135
Class R5	536	21	956,386	24,668
Class R6	262,248	1,796	19,127,249	2,606,033

Total	$1,391,868	$566,566	$37,416,380	$4,341,470

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,312	1,344	77,398	10,658
Class C	3,600	1,206	16,882	3,195
Class I	63,758	32,802	167,461	70,590
Class R2	—	—	2,122	551
Class R3	—	—	4,089	1
Class R4	—	—	3,128	7
Class R5	33	1	14,170	1,214
Class R6	16,404	112	280,539	129,147

Net Asset Value (a):
Class A — Redemption price per share	$15.97	$15.96	$64.22	$20.48
Class C — Offering price per share (b)	15.95	15.95	46.21	19.55
Class I — Offering and redemption price per share	15.98	15.98	65.59	20.10
Class R2 — Offering and redemption price per share	—	—	61.05	20.30
Class R3 — Offering and redemption price per share	—	—	64.64	20.09
Class R4 — Offering and redemption price per share	—	—	65.47	20.50
Class R5 — Offering and redemption price per share	15.98	15.98	67.49	20.32
Class R6 — Offering and redemption price per share	15.99	15.98	68.18	20.18
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.85	$16.84	$67.78	$21.61

Cost of investments in non-affiliates	$1,309,941	$538,816	$21,404,067	$3,745,029
Cost of investments in affiliates	82,933	17,690	1,501,034	57,325
Cost of options purchased	22,284	8,907	—	—
Investment securities on loan, at value (See Note 2.C.)	—	—	422,906	30,637
Cost of investment of cash collateral (See Note 2.C.)	—	—	427,811	31,359
Premiums received from options written	20,801	8,880	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$267,873		$19,646,204		$1,275,680		$3,303,749
Investments in affiliates, at value	9,182		228,846		31,110		11,580
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		30,501		2,909		—
Cash	1		8		2		—
Foreign currency, at value	—		—		—		20
Deposits at broker for futures contracts	673		5,928		1,828		—
Receivables:
Investment securities sold	6,971		—		—		14,136
Fund shares sold	30		18,421		568		916
Dividends from non-affiliates	259		12,041		391		1,897
Dividends from affiliates	—	(a)	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.C.)	—		22		4		—
Variation margin on futures contracts	14		175		48		—

Total Assets	285,003		19,942,146		1,312,540		3,332,298

LIABILITIES:
Payables:
Due to custodian	—		—		—		21
Due to broker for securities sold short	—		—		—		20
Securities sold short, at value	—		—		—		664,633
Dividend expense to non-affiliates on securities sold short	—		—		—		774
Investment securities purchased	—		1,520		—		8,763
Interest expense to non-affiliates on securities sold short	—		—		—		356
Collateral received on securities loaned (See Note 2.C.)	—		30,501		2,909		—
Fund shares redeemed	8,404		57,302		1,502		4,347
Accrued liabilities:
Investment advisory fees	59		6,087		278		1,363
Administration fees	10		785		54		138
Distribution fees	21		703		61		93
Service fees	41		1,078		82		246
Custodian and accounting fees	9		146		11		38
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—		—	(a)
Other	180		373		55		260

Total Liabilities	8,724		98,495		4,952		681,052

Net Assets	$276,279		$19,843,651		$1,307,588		$2,651,246

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	JPMorgan U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$182,349	$10,227,946	$594,947	$703,849
Total distributable earnings (loss)	93,930	9,615,705	712,641	1,947,397

Total Net Assets	$276,279	$19,843,651	$1,307,588	$2,651,246

Net Assets:
Class A	$61,187	$1,642,046	$119,893	$335,206
Class C	11,211	367,940	30,159	36,784
Class I	127,530	1,731,572	164,959	1,702,566
Class L	—	1,907,620	—	—
Class R2	3,000	269,266	45,629	5,838
Class R3	—	174,770	—	—
Class R4	—	45,443	—	—
Class R5	4,053	1,089,931	166,478	34,191
Class R6	69,298	12,615,063	780,470	536,661

Total	$276,279	$19,843,651	$1,307,588	$2,651,246

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,682	76,339	1,633	12,489
Class C	314	17,849	421	1,532
Class I	3,474	80,204	2,197	61,838
Class L	—	88,183	—	—
Class R2	83	12,667	641	231
Class R3	—	8,161	—	—
Class R4	—	2,108	—	—
Class R5	110	50,365	2,256	1,231
Class R6	1,884	581,577	10,574	19,339
Net Asset Value (a):
Class A — Redemption price per share	$36.38	$21.51	$73.40	$26.84
Class C — Offering price per share (b)	35.72	20.61	71.55	24.01
Class I — Offering and redemption price per share	36.72	21.59	75.08	27.53
Class L — Offering and redemption price per share	—	21.63	—	—
Class R2 — Offering and redemption price per share	35.99	21.26	71.18	25.27
Class R3 — Offering and redemption price per share	—	21.42	—	—
Class R4 — Offering and redemption price per share	—	21.55	—	—
Class R5 — Offering and redemption price per share	36.78	21.64	73.80	27.78
Class R6 — Offering and redemption price per share	36.78	21.69	73.81	27.75
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.40	$22.70	$77.47	$28.33

Cost of investments in non-affiliates	$195,324	$11,230,397	$712,894	$1,676,033
Cost of investments in affiliates	9,182	228,846	31,107	11,580
Cost of foreign currency	—	—	—	20
Investment securities on loan, at value (See Note 2.C.)	—	30,132	2,790	—
Cost of investment of cash collateral (See Note 2.C.)	—	30,504	2,909	—
Proceeds from securities sold short	—	—	—	622,852

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	89

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)		JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
ASSETS:
Investments in non-affiliates, at value	$5,000,555		$110,928		$1,667,806
Investments in affiliates, at value	66,914		4,580		38,028
Cash	34		—	(a)	2
Deposits at broker for futures contracts	3,519		270		—
Receivables:
Investment securities sold	4,598		1,130		—
Fund shares sold	1,960		270		1,404
Dividends from non-affiliates	4,343		66		1,574
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Variation margin on futures contracts	98		9		—

Total Assets	5,082,021		117,253		1,708,814

LIABILITIES:
Payables:
Investment securities purchased	4,315		1,232		—
Fund shares redeemed	24,403		412		820
Accrued liabilities:
Investment advisory fees	817		—	(a)	488
Administration fees	171		—		74
Distribution fees	37		7		131
Service fees	68		3		270
Custodian and accounting fees	40		7		14
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	128		42		32

Total Liabilities	29,979		1,703		1,829

Net Assets	$5,052,042		$115,550		$1,706,985

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
NET ASSETS:
Paid-in-Capital	$2,114,331	$84,699	$1,156,770
Total distributable earnings (loss)	2,937,711	30,851	550,215

Total Net Assets	$5,052,042	$115,550	$1,706,985

Net Assets:
Class A	$180,296	$24,169	$522,230
Class C	—	3,794	37,539
Class I	686,545	62,431	868,339
Class R2	—	—	2,005
Class R3	—	—	1,402
Class R4	—	—	106
Class R5	—	—	178
Class R6	4,185,201	25,156	275,186

Total	$5,052,042	$115,550	$1,706,985

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,944	408	8,082
Class C	—	66	655
Class I	18,611	1,046	12,666
Class R2	—	—	31
Class R3	—	—	21
Class R4	—	—	2
Class R5	—	—	3
Class R6	113,614	421	3,982
Net Asset Value (a):
Class A — Redemption price per share	$36.46	$59.20	$64.61
Class C — Offering price per share (b)	—	57.87	57.32
Class I — Offering and redemption price per share	36.89	59.71	68.55
Class R2 — Offering and redemption price per share	—	—	64.73
Class R3 — Offering and redemption price per share	—	—	68.41
Class R4 — Offering and redemption price per share	—	—	68.60
Class R5 — Offering and redemption price per share	—	—	69.09
Class R6 — Offering and redemption price per share	36.84	59.69	69.10
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.48	$62.48	$68.19

Cost of investments in non-affiliates	$2,520,239	$84,032	$1,149,430
Cost of investments in affiliates	66,908	4,579	38,028

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	91

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$31,801	$—
Interest income from affiliates	—	—	17	—
Dividend income from non-affiliates	1,230	905,831	5,516	211,098
Dividend income from affiliates	4	1,170	10	61
Income from securities lending (net) (See Note 2.C.)	— (a)	1	—	—

Total investment income	1,234	907,002	37,344	211,159

EXPENSES:
Investment advisory fees	539	148,636	927	35,936
Administration fees	81	15,453	278	9,826
Distribution fees:
Class A	19	9,838	101	2,662
Class C	27	10,342	222	2,891
Class R2	—	370	—	—
Class R3	—	570	—	—
Service fees:
Class A	19	9,838	101	2,662
Class C	9	3,447	74	964
Class I	168	35,451	667	29,158
Class R2	—	185	—	—
Class R3	—	570	—	—
Class R4	—	440	—	—
Class R5	—	1,440	— (a)	4
Custodian and accounting fees	24	1,213	43	411
Interest expense to affiliates	—	—	6	— (a)
Professional fees	51	341	115	189
Trustees’ and Chief Compliance Officer’s fees	25	122	26	61
Printing and mailing costs	4	1,540	18	601
Registration and filing fees	56	1,229	173	775
Transfer agency fees (See Note 2.L.)	4	1,177	10	214
Other	9	488	14	233

Total expenses	1,035	242,690	2,775	86,587

Less fees waived	(149)	(1,060)	(320)	(365)
Less expense reimbursements	—	—	(1)	—

Net expenses	886	241,630	2,454	86,222

Net investment income (loss)	348	665,372	34,890	124,937

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	17,318	932,771	(4,391)	453,705
Investments in affiliates	(1)	238	(5)	—
Options purchased	—	—	—	(1,592,275)
Futures contracts	—	—	348	114,907
Options written	—	—	—	(942,730)

Net realized gain (loss)	17,317	933,009	(4,048)	(1,966,393)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	22,947	10,723,424	61,771	4,363,784
Investments in affiliates	(1)	(532)	— (a)	—
Options purchased	—	—	—	16,465
Futures contracts	—	—	3	3,631
Options written	—	—	—	12,420

Change in net unrealized appreciation/depreciation	22,946	10,722,892	61,774	4,396,300

Net realized/unrealized gains (losses)	40,263	11,655,901	57,726	2,429,907

Change in net assets resulting from operations	$40,611	$12,321,273	$92,616	$2,554,844

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Hedged Equity 2 Fund (a)	JPMorgan Hedged Equity 3 Fund (a)	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,826	$1,144	$146,953	$31,484
Dividend income from affiliates	3	1	1,768	54
Income from securities lending (net) (See Note 2.C.)	—	—	1,734	54

Total investment income	2,829	1,145	150,455	31,592

EXPENSES:
Investment advisory fees	505	204	141,291	8,220
Administration fees	152	61	14,908	1,541
Distribution fees:
Class A	17	4	10,921	383
Class C	60	13	5,437	315
Class R2	—	—	657	77
Class R3	—	—	442	— (b)
Service fees:
Class A	17	4	10,921	383
Class C	20	4	1,812	105
Class I	389	194	23,377	1,576
Class R2	—	—	329	39
Class R3	—	—	442	— (b)
Class R4	—	—	350	3
Class R5	— (b)	— (b)	936	22
Custodian and accounting fees	32	29	1,073	58
Interest expense to affiliates	—	—	4	—
Professional fees	84	84	306	64
Trustees’ and Chief Compliance Officer’s fees	6	6	107	31
Printing and mailing costs	10	10	843	48
Registration and filing fees	85	33	1,106	227
Transfer agency fees (See Note 2.L.)	1	2	740	179
Offering costs (See Note 2.J.)	34	34	—	—
Other	8	8	393	35

Total expenses	1,420	690	216,395	13,306

Less fees waived	(166)	(134)	(23,981)	(1,406)
Less expense reimbursements	(48)	(52)	(9)	(16)

Net expenses	1,206	504	192,405	11,884

Net investment income (loss)	1,623	641	(41,950)	19,708

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(343)	46	5,959,033	227,286
Investments in affiliates	—	—	(26)	(14)
Options purchased	(2,158)	(2,865)	—	—
Futures contracts	1,649	535	—	—
Options written	(8,937)	(5,600)	—	—

Net realized gain (loss)	(9,789)	(7,884)	5,959,007	227,272

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	52,407	24,878	4,245,569	529,854
Investments in affiliates	—	—	(454)	1
Options purchased	(18,711)	(4,512)	—	—
Futures contracts	45	32	—	—
Options written	8,021	320	—	—

Change in net unrealized appreciation/depreciation	41,762	20,718	4,245,115	529,855

Net realized/unrealized gains (losses)	31,973	12,834	10,204,122	757,127

Change in net assets resulting from operations	$33,596	$13,475	$10,162,172	$776,835

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	93

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021 (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	JPMorgan U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$25	$55	$21	$—
Dividend income from non-affiliates	5,589	250,561	10,333	45,565
Dividend income from affiliates	8	291	38	29
Income from securities lending (net) (See Note 2.C.)	4	78	49	—

Total investment income	5,626	250,985	10,441	45,594

EXPENSES:
Investment advisory fees	767	72,409	3,757	18,932
Administration fees	192	11,618	939	2,184
Distribution fees:
Class A	135	3,741	272	790
Class C	78	2,336	217	316
Class R2	14	1,250	224	26
Class R3	—	373	—	—
Service fees:
Class A	135	3,741	272	790
Class C	26	779	72	105
Class I	296	3,480	385	4,892
Class L	—	2,162	—	—
Class R2	7	625	112	13
Class R3	—	373	—	—
Class R4	—	77	—	—
Class R5	4	952	203	39
Custodian and accounting fees	31	600	43	69
Interest expense to affiliates	— (a)	— (a)	— (a)	2
Professional fees	56	200	65	75
Trustees’ and Chief Compliance Officer’s fees	25	73	28	33
Printing and mailing costs	57	146	43	54
Registration and filing fees	102	377	81	89
Transfer agency fees (See Note 2.L.)	11	345	53	95
Dividend expense to non-affiliates on securities sold short	—	—	—	19,932
Interest expense to non-affiliates on securities sold short	—	—	—	4,692
Other	15	291	28	54

Total expenses	1,951	105,948	6,794	53,182

Less fees waived	(396)	(6,452)	(808)	(3,540)
Less expense reimbursements	(1)	(89)	—	(4)

Net expenses	1,554	99,407	5,986	49,638

Net investment income (loss)	4,072	151,578	4,455	(4,044)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	29,395	1,978,324	191,228	1,191,197
Investments in affiliates	(1)	(81)	(6)	(5)
Futures contracts	1,219	38,608	5,731	583
Securities sold short	—	—	—	(183,382)

Net realized gain (loss)	30,613	2,016,851	196,953	1,008,393

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	61,620	4,024,268	220,149	164,103
Investments in affiliates	(2)	(3)	(7)	(4)
Futures contracts	107	1,940	512	24
Securities sold short	—	—	—	(109,989)

Change in net unrealized appreciation/depreciation	61,725	4,026,205	220,654	54,134

Net realized/unrealized gains (losses)	92,338	6,043,056	417,607	1,062,527

Change in net assets resulting from operations	$96,410	$6,194,634	$422,062	$1,058,483

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
INVESTMENT INCOME:
Dividend income from non-affiliates	$71,665	$1,061	$23,732
Dividend income from affiliates	66	3	39
Income from securities lending (net) (See Note 2.C.)	—	— (a)	—

Total investment income	71,731	1,064	23,771

EXPENSES:
Investment advisory fees	12,413	223	4,542
Administration fees	3,724	56	852
Distribution fees:
Class A	480	41	1,195
Class C	—	22	224
Class R2	—	—	8
Class R3	—	—	2
Service fees:
Class A	480	41	1,195
Class C	—	7	75
Class I	1,594	110	1,148
Class L (b)	2	—	—
Class R2	—	—	4
Class R3	—	—	2
Class R4	—	—	2
Class R5	—	—	— (a)
Custodian and accounting fees	174	24	36
Interest expense to affiliates	— (a)	—	—
Professional fees	87	84	61
Trustees’ and Chief Compliance Officer’s fees	38	25	28
Printing and mailing costs	10	29	61
Registration and filing fees	45	77	88
Transfer agency fees (See Note 2.L.)	64	5	166
Other	75	9	23

Total expenses	19,186	753	9,712

Less fees waived	(5,523)	(404)	(891)
Less expense reimbursements	— (a)	(4)	(2)

Net expenses	13,663	345	8,819

Net investment income (loss)	58,068	719	14,952

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	547,292	3,798	44,109
Investments in affiliates	(14)	(1)	7
Futures contracts	15,603	429	—

Net realized gain (loss)	562,881	4,226	44,116

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,148,215	19,528	352,008
Investments in affiliates	(1)	1	(18)
Futures contracts	(27)	63	—

Change in net unrealized appreciation/depreciation	1,148,187	19,592	351,990

Net realized/unrealized gains (losses)	1,711,068	23,818	396,106

Change in net assets resulting from operations	$1,769,136	$24,537	$411,058

(a)	Amount rounds to less than one thousand.
(b)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$348	$790	$665,372	$603,430
Net realized gain (loss)	17,317	11,963	933,009	(525,251)
Change in net unrealized appreciation/depreciation	22,946	(8,470)	10,722,892	(2,030,903)

Change in net assets resulting from operations	40,611	4,283	12,321,273	(1,952,724)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(862)	(962)	(59,104)	(100,496)
Class C	(403)	(540)	(14,553)	(36,790)
Class I	(7,180)	(10,258)	(245,584)	(324,790)
Class R2	—	—	(921)	(2,344)
Class R3	—	—	(3,447)	(4,859)
Class R4	—	—	(3,022)	(2,895)
Class R5	—	—	(26,918)	(46,903)
Class R6	(3,356)	(4,735)	(310,281)	(394,174)

Total distributions to shareholders	(11,801)	(16,495)	(663,830)	(913,251)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	18,030	(9,562)	5,193,277	8,758,465

NET ASSETS:
Change in net assets	46,840	(21,774)	16,850,720	5,892,490
Beginning of period	85,054	106,828	29,554,937	23,662,447

End of period	$131,894	$85,054	$46,405,657	$29,554,937

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$34,890	$13,512	$124,937	$103,479
Net realized gain (loss)	(4,048)	(29,238)	(1,966,393)	(469,890)
Change in net unrealized appreciation/depreciation	61,774	4,460	4,396,300	902,244

Change in net assets resulting from operations	92,616	(11,266)	2,554,844	535,833

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,484)	(857)	(7,417)	(3,986)
Class C	(2,300)	(258)	(1,096)	(836)
Class I	(25,702)	(12,367)	(115,685)	(62,588)
Class R5	(5)	(2)	(47)	(32)
Class R6	(3,425)	(39)	(15,731)	(8,633)

Total distributions to shareholders	(34,916)	(13,523)	(139,976)	(76,075)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	651,374	162,286	7,138,463	3,226,028

NET ASSETS:
Change in net assets	709,074	137,497	9,553,331	3,685,786
Beginning of period	191,730	54,233	8,741,592	5,055,806

End of period	$900,804	$191,730	$18,294,923	$8,741,592

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund
	Period Ended June 30, 2021 (a)	Period Ended June 30, 2021 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,623	$641
Net realized gain (loss)	(9,789)	(7,884)
Change in net unrealized appreciation/depreciation	41,762	20,718

Change in net assets resulting from operations	33,596	13,475

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(25)	(15)
Class C	(1)	(3)
Class I	(785)	(417)
Class R5	(1)	— (b)
Class R6	(305)	(2)

Total distributions to shareholders	(1,117)	(437)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,359,389	553,528

NET ASSETS:
Change in net assets	1,391,868	566,566
Beginning of period	—	—

End of period	$1,391,868	$566,566

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(41,950)	$50,317	$19,708	$24,035
Net realized gain (loss)	5,959,007	1,883,835	227,272	(22,822)
Change in net unrealized appreciation/depreciation	4,245,115	3,286,948	529,855	(109,305)

Change in net assets resulting from operations	10,162,172	5,221,100	776,835	(108,092)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(229,243)	(307,305)	(755)	(2,660)
Class C	(49,805)	(82,111)	(69)	(354)
Class I	(484,046)	(568,389)	(4,846)	(4,022)
Class R2	(7,546)	(16,104)	(42)	(207)
Class R3	(8,542)	(7,619)	— (a)	— (a)
Class R4	(6,602)	(2,550)	— (a)	(193)
Class R5	(48,291)	(83,447)	(193)	(425)
Class R6	(774,029)	(964,234)	(12,971)	(15,475)

Total distributions to shareholders	(1,608,104)	(2,031,759)	(18,876)	(23,336)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,597,146	4,163,215	2,323,514	(19,703)

NET ASSETS:
Change in net assets	14,151,214	7,352,556	3,081,473	(151,131)
Beginning of period	23,265,166	15,912,610	1,259,997	1,411,128

End of period	$37,416,380	$23,265,166	$4,341,470	$1,259,997

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,072	$15,342	$151,578	$156,956
Net realized gain (loss)	30,613	46,835	2,016,851	1,074,096
Change in net unrealized appreciation/depreciation	61,725	(120,484)	4,026,205	588,905

Change in net assets resulting from operations	96,410	(58,307)	6,194,634	1,819,957

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,695)	(5,592)	(83,977)	(161,648)
Class C	(287)	(1,365)	(17,652)	(26,242)
Class I	(4,082)	(54,344)	(87,780)	(97,817)
Class L	—	—	(164,969)	(142,043)
Class R2	(85)	(314)	(14,883)	(21,799)
Class R3	—	—	(8,862)	(11,145)
Class R4	—	—	(1,911)	(2,149)
Class R5	(141)	(3,383)	(60,489)	(80,738)
Class R6	(2,355)	(11,681)	(727,732)	(925,117)

Total distributions to shareholders	(8,645)	(76,679)	(1,168,255)	(1,468,698)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(67,252)	(586,626)	(121,490)	286,006

NET ASSETS:
Change in net assets	20,513	(721,612)	4,904,889	637,265
Beginning of period	255,766	977,378	14,938,762	14,301,497

End of period	$276,279	$255,766	$19,843,651	$14,938,762

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,455	$16,629	$(4,044)	$16,065
Net realized gain (loss)	196,953	88,286	1,008,393	1,461,601
Change in net unrealized appreciation/depreciation	220,654	54,387	54,134	(1,045,105)

Change in net assets resulting from operations	422,062	159,302	1,058,483	432,561

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,875)	(12,262)	(77,084)	(110,686)
Class C	(2,514)	(4,180)	(9,299)	(22,436)
Class I	(13,950)	(18,221)	(515,371)	(858,499)
Class R2	(4,145)	(5,271)	(1,244)	(1,126)
Class R5	(20,231)	(23,132)	(9,627)	(20,316)
Class R6	(67,081)	(73,479)	(147,178)	(161,893)

Total distributions to shareholders	(117,796)	(136,545)	(759,803)	(1,174,956)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(111,060)	(56,713)	(697,740)	(2,626,307)

NET ASSETS:
Change in net assets	193,206	(33,956)	(399,060)	(3,368,702)
Beginning of period	1,114,382	1,148,338	3,050,306	6,419,008

End of period	$1,307,588	$1,114,382	$2,651,246	$3,050,306

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$58,068	$79,253	$719	$428
Net realized gain (loss)	562,881	809,145	4,226	253
Change in net unrealized appreciation/depreciation	1,148,187	(499,565)	19,592	2,768

Change in net assets resulting from operations	1,769,136	388,833	24,537	3,449

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(7,423)	(21,842)	(235)	(858)
Class C	—	—	(30)	(204)
Class I	(25,017)	(23,849)	(711)	(1,447)
Class L (a)	—	(45,099)	—	—
Class R6 (b)	(159,941)	(463,809)	(247)	—

Total distributions to shareholders	(192,381)	(554,599)	(1,223)	(2,509)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(889,477)	(1,284,816)	51,536	9,075

NET ASSETS:
Change in net assets	687,278	(1,450,582)	74,850	10,015
Beginning of period	4,364,764	5,815,346	40,700	30,685

End of period	$5,052,042	$4,364,764	$115,550	$40,700

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,952	$11,575
Net realized gain (loss)	44,116	1,992
Change in net unrealized appreciation/depreciation	351,990	(46,631)

Change in net assets resulting from operations	411,058	(33,064)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,335)	(19,342)
Class C	(611)	(1,019)
Class I	(11,089)	(3,705)
Class R2	(33)	(16)
Class R3	(16)	(2)
Class R4	(24)	(12)
Class R5	(3)	(3)
Class R6	(4,026)	(2,189)

Total distributions to shareholders	(26,137)	(26,288)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	595,210	133,703

NET ASSETS:
Change in net assets	980,131	74,351
Beginning of period	726,854	652,503

End of period	$1,706,985	$726,854

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,527	$2,181	$1,280,565	$1,164,544
Distributions reinvested	862	962	55,042	95,360
Cost of shares redeemed	(2,169)	(2,204)	(1,092,878)	(977,172)

Change in net assets resulting from Class A capital transactions	2,220	939	242,729	282,732

Class C
Proceeds from shares issued	419	409	243,967	366,152
Distributions reinvested	403	540	13,343	32,079
Cost of shares redeemed	(612)	(490)	(552,490)	(334,932)

Change in net assets resulting from Class C capital transactions	210	459	(295,180)	63,299

Class I
Proceeds from shares issued	9,125	4,205	5,967,956	5,501,467
Distributions reinvested	7,180	10,183	221,627	291,290
Cost of shares redeemed	(3,056)	(30,218)	(3,358,152)	(3,044,873)

Change in net assets resulting from Class I capital transactions	13,249	(15,830)	2,831,431	2,747,884

Class R2
Proceeds from shares issued	—	—	18,279	23,230
Distributions reinvested	—	—	901	2,243
Cost of shares redeemed	—	—	(37,123)	(40,287)

Change in net assets resulting from Class R2 capital transactions	—	—	(17,943)	(14,814)

Class R3
Proceeds from shares issued	—	—	94,161	92,006
Distributions reinvested	—	—	2,770	4,162
Cost of shares redeemed	—	—	(57,502)	(46,297)

Change in net assets resulting from Class R3 capital transactions	—	—	39,429	49,871

Class R4
Proceeds from shares issued	—	—	153,736	71,534
Distributions reinvested	—	—	3,022	2,895
Cost of shares redeemed	—	—	(68,895)	(23,816)

Change in net assets resulting from Class R4 capital transactions	—	—	87,863	50,613

Class R5
Proceeds from shares issued	—	—	365,652	478,990
Distributions reinvested	—	—	25,988	44,948
Cost of shares redeemed	—	—	(420,221)	(593,726)

Change in net assets resulting from Class R5 capital transactions	—	—	(28,581)	(69,788)

Class R6
Proceeds from shares issued	2,422	7,519	6,385,588	7,465,340
Subscriptions in-kind (See Note 9)	—	—	—	48,418
Distributions reinvested	3,353	4,735	296,277	377,452
Cost of shares redeemed	(3,424)	(7,384)	(4,348,336)	(2,242,542)

Change in net assets resulting from Class R6 capital transactions	2,351	4,870	2,333,529	5,648,668

Total change in net assets resulting from capital transactions	$18,030	$(9,562)	$5,193,277	$8,758,465

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	112	79	66,002	67,608
Reinvested	29	35	2,827	5,373
Redeemed	(70)	(84)	(57,193)	(57,395)

Change in Class A Shares	71	30	11,636	15,586

Class C
Issued	13	17	12,513	21,351
Reinvested	15	21	703	1,838
Redeemed	(21)	(21)	(29,946)	(20,307)

Change in Class C Shares	7	17	(16,730)	2,882

Class I
Issued	283	143	299,334	317,929
Reinvested	239	366	11,118	16,183
Redeemed	(97)	(1,079)	(169,937)	(181,493)

Change in Class I Shares	425	(570)	140,515	152,619

Class R2
Issued	—	—	934	1,382
Reinvested	—	—	47	126
Redeemed	—	—	(1,951)	(2,304)

Change in Class R2 Shares	—	—	(970)	(796)

Class R3
Issued	—	—	4,910	5,236
Reinvested	—	—	142	235
Redeemed	—	—	(2,969)	(2,666)

Change in Class R3 Shares	—	—	2,083	2,805

Class R4
Issued	—	—	7,771	3,947
Reinvested	—	—	150	162
Redeemed	—	—	(3,389)	(1,344)

Change in Class R4 Shares	—	—	4,532	2,765

Class R5
Issued	—	—	18,235	26,787
Reinvested	—	—	1,312	2,489
Redeemed	—	—	(21,287)	(33,212)

Change in Class R5 Shares	—	—	(1,740)	(3,936)

Class R6
Issued	76	264	319,793	418,476
Subscriptions in-kind (See Note 9)	—	—	—	2,637
Reinvested	112	170	14,863	21,032
Redeemed	(109)	(290)	(224,750)	(128,412)

Change in Class R6 Shares	79	144	109,906	313,733

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$177,480	$25,022	$1,460,355	$495,566
Distributions reinvested	3,413	852	7,380	3,972
Cost of shares redeemed	(25,791)	(11,252)	(340,811)	(348,671)

Change in net assets resulting from Class A capital transactions	155,102	14,622	1,126,924	150,867

Class C
Proceeds from shares issued	155,434	5,247	242,865	128,940
Distributions reinvested	2,275	254	1,095	835
Cost of shares redeemed	(8,379)	(238)	(53,065)	(56,070)

Change in net assets resulting from Class C capital transactions	149,330	5,263	190,895	73,705

Class I
Proceeds from shares issued	413,338	165,512	8,854,409	5,474,198
Distributions reinvested	25,319	12,358	111,688	59,927
Cost of shares redeemed	(135,112)	(36,261)	(3,681,719)	(2,956,713)

Change in net assets resulting from Class I capital transactions	303,545	141,609	5,284,378	2,577,412

Class R5
Proceeds from shares issued	54	—	3,519	1,405
Distributions reinvested	5	2	47	32
Cost of shares redeemed	— (a)	—	(1,189)	(550)

Change in net assets resulting from Class R5 capital transactions	59	2	2,377	887

Class R6
Proceeds from shares issued	47,093	939	1,000,413	755,421
Distributions reinvested	126	25	7,536	3,351
Cost of shares redeemed	(3,881)	(174)	(474,060)	(335,615)

Change in net assets resulting from Class R6 capital transactions	43,338	790	533,889	423,157

Total change in net assets resulting from capital transactions	$651,374	$162,286	$7,138,463	$3,226,028

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	11,996	1,779	60,745	23,862
Reinvested	234	66	303	190
Redeemed	(1,795)	(857)	(14,054)	(17,011)

Change in Class A Shares	10,435	988	46,994	7,041

Class C
Issued	10,447	362	10,337	6,200
Reinvested	154	19	48	40
Redeemed	(568)	(19)	(2,234)	(2,757)

Change in Class C Shares	10,033	362	8,151	3,483

Class I
Issued	28,524	11,688	374,344	261,714
Reinvested	1,777	917	4,623	2,858
Redeemed	(9,545)	(2,849)	(151,283)	(145,069)

Change in Class I Shares	20,756	9,756	227,684	119,503

Class R5
Issued	4	—	144	66
Reinvested	— (a)	1	2	2
Redeemed	— (a)	—	(49)	(26)

Change in Class R5 Shares	4	1	97	42

Class R6
Issued	3,379	64	41,538	36,462
Reinvested	9	2	308	159
Redeemed	(269)	(14)	(19,494)	(16,768)

Change in Class R6 Shares	3,119	52	22,352	19,853

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund
	Period Ended June 30, 2021 (a)	Period Ended June 30, 2021 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$54,055	$22,160
Distributions reinvested	25	15
Cost of shares redeemed	(2,233)	(998)

Change in net assets resulting from Class A capital transactions	51,847	21,177

Class C
Proceeds from shares issued	57,384	19,425
Distributions reinvested	1	3
Cost of shares redeemed	(1,122)	(464)

Change in net assets resulting from Class C capital transactions	56,263	18,964

Class I
Proceeds from shares issued	1,069,346	575,746
Distributions reinvested	783	415
Cost of shares redeemed	(75,413)	(64,565)

Change in net assets resulting from Class I capital transactions	994,716	511,596

Class R5
Proceeds from shares issued	545	20
Distributions reinvested	1	— (b)
Cost of shares redeemed	(21)	—

Change in net assets resulting from Class R5 capital transactions	525	20

Class R6
Proceeds from shares issued	261,104	1,769
Distributions reinvested	300	2
Cost of shares redeemed	(5,366)	— (b)

Change in net assets resulting from Class R6 capital transactions	256,038	1,771

Total change in net assets resulting from capital transactions	$1,359,389	$553,528

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund
	Period Ended June 30, 2021 (a)	Period Ended June 30, 2021 (a)
SHARE TRANSACTIONS:
Class A
Issued	3,452	1,406
Reinvested	2	1
Redeemed	(142)	(63)

Change in Class A Shares	3,312	1,344

Class C
Issued	3,672	1,235
Reinvested	— (b)	—	(b)
Redeemed	(72)	(29)

Change in Class C Shares	3,600	1,206

Class I
Issued	68,491	36,861
Reinvested	49	26
Redeemed	(4,782)	(4,085)

Change in Class I Shares	63,758	32,802

Class R5
Issued	34	1
Reinvested	— (b)	—	(b)
Redeemed	(1)	—

Change in Class R5 Shares	33	1

Class R6
Issued	16,725	112
Reinvested	19	—	(b)
Redeemed	(340)	—	(b)

Change in Class R6 Shares	16,404	112

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	109

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,542,784	$1,093,424	$81,668	$138,275
Distributions reinvested	209,959	290,772	737	2,618
Cost of shares redeemed	(1,237,783)	(1,019,134)	(49,625)	(156,095)

Change in net assets resulting from Class A capital transactions	514,960	365,062	32,780	(15,202)

Class C
Proceeds from shares issued	263,027	194,307	24,043	3,402
Distributions reinvested	45,342	64,738	68	344
Cost of shares redeemed	(425,827)	(147,910)	(13,265)	(20,436)

Change in net assets resulting from Class C capital transactions	(117,458)	111,135	10,846	(16,690)

Class I
Proceeds from shares issued	3,946,027	2,721,471	1,171,550	187,035
Distributions reinvested	446,730	522,530	4,779	4,008
Cost of shares redeemed	(3,034,183)	(1,843,411)	(229,227)	(206,607)

Change in net assets resulting from Class I capital transactions	1,358,574	1,400,590	947,102	(15,564)

Class R2
Proceeds from shares issued	43,616	36,135	3,822	4,111
Distributions reinvested	7,039	13,984	42	196
Cost of shares redeemed	(76,963)	(83,183)	(18,227)	(6,217)

Change in net assets resulting from Class R2 capital transactions	(26,308)	(33,064)	(14,363)	(1,910)

Class R3
Proceeds from shares issued	184,953	51,615	1	— (a)
Distributions reinvested	5,581	4,020	— (a)	— (a)
Cost of shares redeemed	(59,342)	(23,556)	(9)	— (a)

Change in net assets resulting from Class R3 capital transactions	131,192	32,079	(8)	— (a)

Class R4
Proceeds from shares issued	134,173	49,115	291	1,815
Distributions reinvested	6,602	2,550	— (a)	192
Cost of shares redeemed	(35,061)	(6,458)	(12,452)	(3,474)

Change in net assets resulting from Class R4 capital transactions	105,714	45,207	(12,161)	(1,467)

Class R5
Proceeds from shares issued	241,401	172,183	9,493	7,109
Distributions reinvested	46,287	78,312	191	420
Cost of shares redeemed	(375,742)	(278,117)	(13,602)	(17,058)

Change in net assets resulting from Class R5 capital transactions	(88,054)	(27,622)	(3,918)	(9,529)

Class R6
Proceeds from shares issued	6,503,315	3,367,122	1,547,366	166,602
Distributions reinvested	744,666	931,375	12,895	15,432
Cost of shares redeemed	(3,529,455)	(2,028,669)	(197,025)	(141,375)

Change in net assets resulting from Class R6 capital transactions	3,718,526	2,269,828	1,363,236	40,659

Total change in net assets resulting from capital transactions	$5,597,146	$4,163,215	$2,323,514	$(19,703)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	26,713	26,425	4,245	10,104
Reinvested	3,666	7,477	46	196
Redeemed	(21,267)	(24,532)	(3,017)	(11,819)

Change in Class A Shares	9,112	9,370	1,274	(1,519)

Class C
Issued	6,214	6,347	1,298	262
Reinvested	1,097	2,250	5	26
Redeemed	(10,236)	(4,817)	(883)	(1,590)

Change in Class C Shares	(2,925)	3,780	420	(1,302)

Class I
Issued	66,612	64,836	62,079	14,482
Reinvested	7,640	13,208	273	306
Redeemed	(51,094)	(44,234)	(12,774)	(15,555)

Change in Class I Shares	23,158	33,810	49,578	(767)

Class R2
Issued	788	906	222	326
Reinvested	129	376	3	15
Redeemed	(1,379)	(2,121)	(1,084)	(468)

Change in Class R2 Shares	(462)	(839)	(859)	(127)

Class R3
Issued	3,136	1,251	1	— (a)
Reinvested	97	103	— (a)	— (a)
Redeemed	(1,008)	(568)	(1)	— (a)

Change in Class R3 Shares	2,225	786	— (a)	— (a)

Class R4
Issued	2,275	1,166	20	134
Reinvested	113	64	— (a)	14
Redeemed	(586)	(157)	(942)	(250)

Change in Class R4 Shares	1,802	1,073	(922)	(102)

Class R5
Issued	3,948	3,989	517	542
Reinvested	769	1,927	12	32
Redeemed	(6,111)	(6,525)	(784)	(1,286)

Change in Class R5 Shares	(1,394)	(609)	(255)	(712)

Class R6
Issued	104,867	77,205	76,592	12,775
Reinvested	12,253	22,702	760	1,189
Redeemed	(57,075)	(47,053)	(11,736)	(10,425)

Change in Class R6 Shares	60,045	52,854	65,616	3,539

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	111

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,017	$6,903	$448,946	$715,588
Distributions reinvested	1,624	5,106	78,212	154,154
Cost of shares redeemed	(15,672)	(23,459)	(1,212,979)	(605,447)

Change in net assets resulting from Class A capital transactions	(7,031)	(11,450)	(685,821)	264,295

Class C
Proceeds from shares issued	1,778	567	101,446	40,488
Distributions reinvested	283	1,288	17,249	24,891
Cost of shares redeemed	(5,408)	(7,152)	(111,778)	(84,646)

Change in net assets resulting from Class C capital transactions	(3,347)	(5,297)	6,917	(19,267)

Class I
Proceeds from shares issued	12,129	134,333	676,639	295,219
Distributions reinvested	4,054	54,229	83,781	94,363
Cost of shares redeemed	(43,512)	(689,651)	(445,901)	(492,924)

Change in net assets resulting from Class I capital transactions	(27,329)	(501,089)	314,519	(103,342)

Class L
Proceeds from shares issued	—	—	1,503,646	269,061
Distributions reinvested	—	—	156,873	124,874
Cost of shares redeemed	—	—	(1,609,341)	(663,087)

Change in net assets resulting from Class L capital transactions	—	—	51,178	(269,152)

Class R2
Proceeds from shares issued	546	765	43,197	28,578
Distributions reinvested	78	218	14,784	21,162
Cost of shares redeemed	(1,206)	(2,045)	(74,678)	(82,008)

Change in net assets resulting from Class R2 capital transactions	(582)	(1,062)	(16,697)	(32,268)

Class R3
Proceeds from shares issued	—	—	40,112	27,510
Distributions reinvested	—	—	7,878	10,063
Cost of shares redeemed	—	—	(32,479)	(33,612)

Change in net assets resulting from Class R3 capital transactions	—	—	15,511	3,961

Class R4
Proceeds from shares issued	—	—	19,615	4,496
Distributions reinvested	—	—	1,911	2,149
Cost of shares redeemed	—	—	(6,093)	(8,139)

Change in net assets resulting from Class R4 capital transactions	—	—	15,433	(1,494)

Class R5
Proceeds from shares issued	722	2,988	152,803	78,859
Distributions reinvested	141	3,383	56,125	73,591
Cost of shares redeemed	(2,434)	(48,472)	(201,053)	(194,808)

Change in net assets resulting from Class R5 capital transactions	(1,571)	(42,101)	7,875	(42,358)

Class R6
Proceeds from shares issued	14,127	55,961	3,065,302	1,785,782
Subscriptions in-kind (See Note 9)	—	—	—	45,414
Distributions reinvested	2,353	11,672	720,789	919,240
Cost of shares redeemed	(43,872)	(93,260)	(3,616,496)	(2,264,805)

Change in net assets resulting from Class R6 capital transactions	(27,392)	(25,627)	169,595	485,631

Total change in net assets resulting from capital transactions	$(67,252)	$(586,626)	$(121,490)	$286,006

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	230	238	23,673	46,733
Reinvested	56	173	4,247	9,829
Redeemed	(535)	(800)	(66,851)	(39,445)

Change in Class A Shares	(249)	(389)	(38,931)	17,117

Class C
Issued	57	22	5,407	2,740
Reinvested	10	44	981	1,647
Redeemed	(188)	(250)	(6,150)	(5,697)

Change in Class C Shares	(121)	(184)	238	(1,310)

Class I
Issued	378	4,400	34,804	18,972
Reinvested	139	1,759	4,522	5,999
Redeemed	(1,437)	(23,872)	(22,963)	(31,630)

Change in Class I Shares	(920)	(17,713)	16,363	(6,659)

Class L
Issued	—	—	82,220	17,663
Reinvested	—	—	8,466	7,922
Redeemed	—	—	(82,827)	(42,694)

Change in Class L Shares	—	—	7,859	(17,109)

Class R2
Issued	17	25	2,286	1,874
Reinvested	3	8	815	1,363
Redeemed	(41)	(72)	(3,942)	(5,292)

Change in Class R2 Shares	(21)	(39)	(841)	(2,055)

Class R3
Issued	—	—	2,150	1,723
Reinvested	—	—	430	644
Redeemed	—	—	(1,724)	(2,144)

Change in Class R3 Shares	—	—	856	223

Class R4
Issued	—	—	984	290
Reinvested	—	—	103	137
Redeemed	—	—	(311)	(534)

Change in Class R4 Shares	—	—	776	(107)

Class R5
Issued	22	101	7,725	5,056
Reinvested	5	110	3,019	4,669
Redeemed	(84)	(1,585)	(10,515)	(12,468)

Change in Class R5 Shares	(57)	(1,374)	229	(2,743)

Class R6
Issued	434	1,871	159,157	113,479
Subscriptions in-kind (See Note 9)	—	—	—	2,771
Reinvested	80	394	38,637	58,213
Redeemed	(1,493)	(3,593)	(183,543)	(143,075)

Change in Class R6 Shares	(979)	(1,328)	14,251	31,388

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	113

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,023	$18,251	$67,074	$82,531
Distributions reinvested	7,327	8,614	71,308	107,818
Cost of shares redeemed	(28,020)	(40,642)	(103,562)	(536,310)

Change in net assets resulting from Class A capital transactions	(670)	(13,777)	34,820	(345,961)

Class C
Proceeds from shares issued	1,789	2,490	5,606	7,465
Distributions reinvested	2,298	3,299	9,039	19,111
Cost of shares redeemed	(12,341)	(10,656)	(43,234)	(60,945)

Change in net assets resulting from Class C capital transactions	(8,254)	(4,867)	(28,589)	(34,369)

Class I
Proceeds from shares issued	13,566	21,569	241,025	542,564
Distributions reinvested	12,855	16,565	497,011	811,087
Cost of shares redeemed	(41,096)	(61,865)	(946,028)	(3,344,154)
Redemptions in-kind (See Note 8)	—	—	(487,288)	—

Change in net assets resulting from Class I capital transactions	(14,675)	(23,731)	(695,280)	(1,990,503)

Class R2
Proceeds from shares issued	11,220	10,855	614	1,116
Distributions reinvested	4,130	5,051	1,205	808
Cost of shares redeemed	(20,777)	(21,173)	(1,100)	(1,967)

Change in net assets resulting from Class R2 capital transactions	(5,427)	(5,267)	719	(43)

Class R5
Proceeds from shares issued	28,851	22,564	5,546	15,058
Distributions reinvested	20,215	23,131	9,489	20,259
Cost of shares redeemed	(119,468)	(53,596)	(23,795)	(84,259)

Change in net assets resulting from Class R5 capital transactions	(70,402)	(7,901)	(8,760)	(48,942)

Class R6
Proceeds from shares issued	45,323	41,741	127,531	91,207
Distributions reinvested	61,717	68,077	112,990	113,531
Cost of shares redeemed	(118,672)	(110,988)	(241,171)	(411,227)

Change in net assets resulting from Class R6 capital transactions	(11,632)	(1,170)	(650)	(206,489)

Total change in net assets resulting from capital transactions	$(111,060)	$(56,713)	$(697,740)	$(2,626,307)

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	314	335	2,537	3,532
Reinvested	119	160	3,151	4,576
Redeemed	(431)	(754)	(4,090)	(21,865)

Change in Class A Shares	2	(259)	1,598	(13,757)

Class C
Issued	28	47	242	340
Reinvested	38	63	446	873
Redeemed	(200)	(203)	(1,763)	(2,792)

Change in Class C Shares	(134)	(93)	(1,075)	(1,579)

Class I
Issued	202	377	9,169	22,659
Reinvested	204	300	21,400	33,851
Redeemed	(615)	(1,107)	(36,191)	(138,788)
Redemptions in-kind (See Note 8)	—	—	(19,946)	—

Change in Class I Shares	(209)	(430)	(25,568)	(82,278)

Class R2
Issued	177	204	26	49
Reinvested	69	96	56	36
Redeemed	(324)	(397)	(45)	(90)

Change in Class R2 Shares	(78)	(97)	37	(5)

Class R5
Issued	442	412	211	639
Reinvested	326	425	405	840
Redeemed	(1,790)	(983)	(911)	(3,482)

Change in Class R5 Shares	(1,022)	(146)	(295)	(2,003)

Class R6
Issued	690	784	4,669	3,578
Reinvested	993	1,251	4,828	4,714
Redeemed	(1,768)	(1,980)	(9,673)	(16,836)

Change in Class R6 Shares	(85)	55	(176)	(8,544)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	115

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$52,721	$56,324	$9,507	$3,668
Distributions reinvested	7,384	21,732	226	837
Cost of shares redeemed	(123,854)	(97,073)	(1,965)	(4,213)

Change in net assets resulting from Class A capital transactions	(63,749)	(19,017)	7,768	292

Class C
Proceeds from shares issued	—	—	1,229	266
Distributions reinvested	—	—	30	187
Cost of shares redeemed	—	—	(1,166)	(725)

Change in net assets resulting from Class C capital transactions	—	—	93	(272)

Class I
Proceeds from shares issued	127,129	49,261	51,880	12,036
Distributions reinvested	17,371	23,349	688	1,446
Cost of shares redeemed	(230,638)	(94,822)	(30,906)	(4,427)
Conversion from Class L Shares	368,073	—	—	—

Change in net assets resulting from Class I capital transactions	281,935	(22,212)	21,662	9,055

Class L (a)
Proceeds from shares issued	534	76,268	—	—
Distributions reinvested	—	26,507	—	—
Cost of shares redeemed	(28,170)	(125,628)	—	—
Conversion to Class I Shares	(368,073)	—	—	—

Change in net assets resulting from Class L capital transactions	(395,709)	(22,853)	—	—

Class R6 (b)
Proceeds from shares issued	738,779	898,953	23,682	—
Distributions reinvested	159,481	462,987	247	—
Cost of shares redeemed	(1,610,214)	(1,245,965)	(1,916)	—
Redemptions in-kind (See Note 8)	—	(1,336,709)	—	—

Change in net assets resulting from Class R6 capital transactions	(711,954)	(1,220,734)	22,013	—

Total change in net assets resulting from capital transactions	$(889,477)	$(1,284,816)	$51,536	$9,075

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,755	2,164	180	90
Reinvested	240	890	4	20
Redeemed	(3,944)	(3,751)	(37)	(108)

Change in Class A Shares	(1,949)	(697)	147	2

Class C
Issued	—	—	23	8
Reinvested	—	—	1	4
Redeemed	—	—	(24)	(18)

Change in Class C Shares	—	—	— (a)	(6)

Class I
Issued	4,149	1,907	1,006	295
Reinvested	556	945	14	33
Redeemed	(7,272)	(3,638)	(595)	(108)
Conversion from Class L Shares	13,572	—	—	—

Change in Class I Shares	11,005	(786)	425	220

Class L (b)
Issued	20	3,031	—	—
Reinvested	—	1,075	—	—
Redeemed	(1,046)	(4,779)	—	—
Conversion to Class I Shares	(13,599)	—	—	—

Change in Class L Shares	(14,625)	(673)	—	—

Class R6 (c)
Issued	22,714	35,010	451	—
Reinvested	5,100	18,774	5	—
Redeemed	(47,943)	(46,532)	(35)	—
Redemptions in-kind (See Note 8)	—	(52,834)	—	—

Change in Class R6 Shares	(20,129)	(45,582)	421	—

(a)	Amount rounds to less than one thousand.
(b)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(c)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	117

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$43,922	$103,634
Distributions reinvested	9,932	18,821
Cost of shares redeemed	(188,211)	(69,860)

Change in net assets resulting from Class A capital transactions	(134,357)	52,595

Class C
Proceeds from shares issued	11,138	9,193
Distributions reinvested	525	848
Cost of shares redeemed	(10,570)	(6,721)

Change in net assets resulting from Class C capital transactions	1,093	3,320

Class I
Proceeds from shares issued	663,191	75,806
Distributions reinvested	10,612	3,345
Cost of shares redeemed	(99,019)	(33,791)

Change in net assets resulting from Class I capital transactions	574,784	45,360

Class R2
Proceeds from shares issued	1,007	1,202
Distributions reinvested	33	16
Cost of shares redeemed	(694)	(111)

Change in net assets resulting from Class R2 capital transactions	346	1,107

Class R3
Proceeds from shares issued	943	400
Distributions reinvested	10	2
Cost of shares redeemed	(166)	— (a)

Change in net assets resulting from Class R3 capital transactions	787	402

Class R4
Proceeds from shares issued	133	1,340
Distributions reinvested	24	12
Cost of shares redeemed	(1,482)	(38)

Change in net assets resulting from Class R4 capital transactions	(1,325)	1,314

Class R5
Proceeds from shares issued	78	71
Distributions reinvested	3	3
Cost of shares redeemed	(23)	(55)

Change in net assets resulting from Class R5 capital transactions	58	19

Class R6
Proceeds from shares issued	310,989	48,377
Distributions reinvested	3,841	2,097
Cost of shares redeemed	(34,999)	(20,888)
Redemptions in-kind (See Note 8)	(126,007)	—

Change in net assets resulting from Class R6 capital transactions	153,824	29,586

Total change in net assets resulting from capital transactions	$595,210	$133,703

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	799	2,118
Reinvested	184	373
Redeemed	(3,804)	(1,432)

Change in Class A Shares	(2,821)	1,059

Class C
Issued	216	209
Reinvested	11	19
Redeemed	(224)	(160)

Change in Class C Shares	3	68

Class I
Issued	11,291	1,616
Reinvested	179	64
Redeemed	(1,602)	(675)

Change in Class I Shares	9,868	1,005

Class R2
Issued	19	24
Reinvested	1	— (a)
Redeemed	(13)	(2)

Change in Class R2 Shares	7	22

Class R3
Issued	16	7
Reinvested	— (a)	— (a)
Redeemed	(3)	— (a)

Change in Class R3 Shares	13	7

Class R4
Issued	3	24
Reinvested	— (a)	— (a)
Redeemed	(25)	(1)

Change in Class R4 Shares	(22)	23

Class R5
Issued	1	2
Reinvested	— (a)	— (a)
Redeemed	— (a)	(1)

Change in Class R5 Shares	1	1

Class R6
Issued	5,348	915
Reinvested	65	39
Redeemed	(596)	(395)
Redemptions in-kind (See Note 8)	(2,169)	—

Change in Class R6 Shares	2,648	559

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	119

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$1,058,483

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(2,108,130)
Proceeds from disposition of investment securities	4,073,456
Covers of investment securities sold short	(1,432,966)
Proceeds from investment securities sold short	900,673
Purchases of short-term investments — affiliates, net	24,072
Change in unrealized (appreciation)/depreciation on investments in non-affiliiates	(164,103)
Change in unrealized (appreciation)/depreciation on investments in affiliates	4
Change in unrealized (appreciation)/depreciation on investment securities sold short	109,989
Net realized (gain)/loss on investments in non-affiliates	(1,191,197)
Net realized (gain)/loss on investments in affiliates	5
Net realized (gain)/loss on securities sold short	183,382
Decrease in interest receivable from non-affiliates	279
Decrease in dividends receivable from non-affiliates	1,765
Decrease in tax reclaims receivable	6
Decrease in variation margin receivable	26
Decrease in dividend expense to non-affiliates on securities sold short	(297)
Increase in interest expense to non-affiliates on securities sold short	356
Increase in due to broker for securities sold short	20
Decrease in investment advisory fees payable	(207)
Decrease in administration fees payable	(8)
Decrease in distribution fees payable	(24)
Decrease in service fees payable	(62)
Decrease in custodian and accounting fees payable	(71)
Decrease in audit fees payable	(38)
Decrease in printing and mailing cost payable	(172)
Decrease in registration fees payable	(96)
Increase in other accrued expenses payable	221

Net cash provided (used) by operating activities	1,455,366

Cash flows provided (used) by financing activities:
Due to custodian	21
Proceeds from shares issued	447,177
Payment for shares redeemed	(1,356,886)
Redemptions in-kind	(487,288)
Cash distributions paid to shareholders (net of reinvestments of $701,042)	(58,761)

Net cash provided (used) by financing activities	(1,455,737)

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	(371)
Restricted and unrestricted cash and deposits at broker at beginning of year	391

Restricted and unrestricted cash, foreign currency and deposits at broker at end of year	$20

Supplemental disclosure of cash flow information:

For the year ended June 30, 2021 the Fund paid $4,338 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of year to the Statements of Assets and Liabilities:

	June 30, 2020	June 30, 2021
Cash	$23	$—
Foreign currency, at value	—	20
Deposits at broker:
Futures contracts	368	—

	$391	$20

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2021	$26.88	$0.01	$11.90	$11.91	$(0.11)	$(3.65)	$(3.76)
Year Ended June 30, 2020	30.15	0.15	1.68	1.83	(0.12)	(4.98)	(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)

Class C
Year Ended June 30, 2021	25.63	(0.13)	11.30	11.17	—	(3.65)	(3.65)
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)

Class I
Year Ended June 30, 2021	27.38	0.10	12.13	12.23	(0.16)	(3.65)	(3.81)
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)

Class R6
Year Ended June 30, 2021	27.25	0.18	12.07	12.25	(0.23)	(3.65)	(3.88)
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (f) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.03	47.07%	$9,949	1.09%	0.05%	1.24%	58%
26.88	5.87	5,723	1.10	0.55	1.34	44
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84

33.15	46.37	4,293	1.59	(0.45)	1.74	58
25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84

35.80	47.46	83,598	0.85	0.30	0.98	58
27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84

35.62	47.82	34,054	0.60	0.55	0.73	58
27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2021	$16.22	$0.29	$6.12	$6.41	$(0.29)	$—	$(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	1.75	1.99	(0.24)	(0.09)	(0.33)

Class C
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	1.72	1.88	(0.18)	(0.09)	(0.27)

Class I
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	1.77	2.05	(0.27)	(0.09)	(0.36)

Class R2
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	1.75	1.95	(0.21)	(0.09)	(0.30)

Class R3
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	1.78	2.09	(0.30)	(0.09)	(0.39)

Class R6
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	1.78	2.10	(0.31)	(0.09)	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$22.34	39.81%	$4,715,916	0.96%	1.48%	0.96%	16%
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14

21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14

22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14

22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14

22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14

22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Equity Premium Income Fund
Class A
Year Ended June 30, 2021	$12.96	$1.26	$2.40	$3.66	$(1.39)
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)

Class C
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)

Class I
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)

Class R5
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)

Class R6
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$15.23	29.67%	$174,085	0.85%		8.61%		0.91%		217%
12.96	(3.78)	12,904	0.85		14.21		1.11		236
14.92	5.95	125	0.85	(g)	7.90	(g)	1.80	(g)	43

15.23	29.03	158,340	1.34		7.76		1.40		217
12.96	(4.26)	4,710	1.35		11.77		1.61		236
14.92	5.50	21	1.35	(g)	7.14	(g)	2.26	(g)	43

15.23	29.97	519,976	0.60		9.62		0.69		217
12.96	(3.57)	173,409	0.60		11.40		0.91		236
14.92	6.15	54,045	0.60	(g)	7.89	(g)	1.13	(g)	43

15.23	30.16	88	0.45		9.54		0.56		217
12.96	(3.43)	21	0.45		10.37		0.83		236
14.92	6.28	21	0.45	(g)	8.04	(g)	1.36	(g)	43

15.23	30.29	48,315	0.35		9.99		0.44		217
12.96	(3.33)	686	0.35		13.60		0.59		236
14.92	6.37	21	0.35	(g)	8.14	(g)	1.26	(g)	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2021	$21.83	$0.15	$4.11	$4.26	$(0.19)
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)

Class C
Year Ended June 30, 2021	21.70	0.03	4.07	4.10	(0.08)
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)

Class I
Year Ended June 30, 2021	21.90	0.21	4.11	4.32	(0.24)
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)

Class R5
Year Ended June 30, 2021	21.93	0.25	4.11	4.36	(0.27)
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)

Class R6
Year Ended June 30, 2021	21.95	0.28	4.11	4.39	(0.30)
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$25.90	19.58%	$1,778,457	0.83%	0.61%	0.84%	39%
21.83	8.89	473,314	0.85	1.35	0.86	68
20.23	5.12	296,242	0.85	1.02	0.87	48
19.43	7.33	277,898	0.84	0.92	0.87	44
18.24	13.60	133,789	0.84	1.06	1.05	31

25.72	18.93	502,120	1.33	0.14	1.33	39
21.70	8.40	246,741	1.35	0.84	1.36	68
20.10	4.60	158,602	1.35	0.55	1.37	48
19.33	6.79	81,030	1.34	0.42	1.38	44
18.16	13.07	29,168	1.34	0.55	1.45	31

25.98	19.83	14,416,679	0.58	0.89	0.58	39
21.90	9.21	7,167,488	0.59	1.59	0.60	68
20.28	5.39	4,214,453	0.60	1.30	0.61	48
19.47	7.63	1,947,444	0.59	1.17	0.62	44
18.27	13.86	597,013	0.59	1.30	0.69	31

26.02	20.01	6,024	0.44	1.03	0.45	39
21.93	9.30	2,964	0.45	1.74	0.59	68
20.32	5.57	1,893	0.45	1.46	0.95	48
19.50	7.81	123	0.39	1.37	0.67	44
18.30	14.10	37	0.40	1.51	1.08	31

26.04	20.11	1,591,643	0.33	1.14	0.34	39
21.95	9.50	851,085	0.35	1.87	0.35	68
20.32	5.69	384,616	0.35	1.56	0.37	48
19.49	7.87	121,897	0.34	1.42	0.42	44
18.29	14.09	3,289	0.34	1.41	0.42	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 2 Fund
Class A
February 26, 2021 (g) through June 30, 2021	$15.00	$0.03		$0.95	$0.98	$(0.01)

Class C
February 26, 2021 (g) through June 30, 2021	15.00	—	(h)	0.95	0.95	— (h)

Class I
February 26, 2021 (g) through June 30, 2021	15.00	0.04		0.96	1.00	(0.02)

Class R5
February 26, 2021 (g) through June 30, 2021	15.00	0.05		0.95	1.00	(0.02)

Class R6
February 26, 2021 (g) through June 30, 2021	15.00	0.05		0.96	1.01	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$15.97	6.54%	$52,880	0.85%	0.57%	0.92%	6%

15.95	6.36	57,423	1.35	0.05	1.43	6

15.98	6.63	1,018,781	0.60	0.80	0.70	6

15.98	6.66	536	0.45	0.99	0.88	6

15.99	6.75	262,248	0.35	1.04	0.43	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 3 Fund
Class A
February 26, 2021 (g) through June 30, 2021	$15.00	$0.03		$0.95	$0.98	$(0.02)

Class C
February 26, 2021 (g) through June 30, 2021	15.00	—	(h)	0.96	0.96	(0.01)

Class I
February 26, 2021 (g) through June 30, 2021	15.00	0.04		0.96	1.00	(0.02)

Class R5
February 26, 2021 (g) through June 30, 2021	15.00	0.05		0.95	1.00	(0.02)

Class R6
February 26, 2021 (g) through June 30, 2021	15.00	0.06		0.94	1.00	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$15.96	6.50%	$21,446	0.85%	0.60%	1.00%	7%

15.95	6.37	19,229	1.35	0.09	1.51	7

15.98	6.64	524,074	0.60	0.81	0.80	7

15.98	6.64	21	0.45	0.96	3.22	7

15.98	6.68	1,796	0.35	1.10	0.64	7

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2021	$48.04	$(0.27)	$19.59	$19.32	$—	$(3.14)	$(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)

Class C
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)

Class I
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)

Class R2
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)

Class R3
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)

Class R6
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$64.22	41.00%	$4,970,767	0.93%	(0.46)%	1.02%	58%
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22

46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22

65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22

61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22

64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22

68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2021	$12.72	$0.11	$7.73	$7.84	$(0.08)	$—	$(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)

Class C
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)

Class I
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)

Class R2
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)

Class R3
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)

Class R6
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$20.48	61.86%	$218,302	0.93%	0.62%	1.04%	93%
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145

19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145

20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145

20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145

20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145

20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
Class A
Year Ended June 30, 2021	$25.83	$0.42		$11.10	$11.52	$(0.64)	$(0.33)	$(0.97)
Year Ended June 30, 2020	31.42	0.55	(d)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49		0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53		4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47		4.66	5.13	(0.52)	(0.27)	(0.79)

Class C
Year Ended June 30, 2021	25.36	0.28		10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40	(d)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32		0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35		4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30		4.60	4.90	(0.36)	(0.27)	(0.63)

Class I
Year Ended June 30, 2021	25.79	0.50		11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62	(d)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57		0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62		4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53		4.67	5.20	(0.58)	(0.27)	(0.85)

Class R2
Year Ended June 30, 2021	25.55	0.33		11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47	(d)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40		0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46		4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38		4.62	5.00	(0.44)	(0.27)	(0.71)

Class R5
Year Ended June 30, 2021	25.66	0.59		11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67	(d)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62		0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66		4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59		4.69	5.28	(0.65)	(0.27)	(0.92)

Class R6
Year Ended June 30, 2021	26.06	0.57		11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70	(d)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65		0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69		4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61		4.69	5.30	(0.67)	(0.27)	(0.94)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$36.38	45.65%	$61,187	0.83%	1.37%		0.99%	72%
25.83	(9.96)	49,876	0.83	1.88	(d)	0.95	79
31.42	4.08	72,888	0.82	1.49		1.01	88
34.53	13.39	86,400	0.83	1.48		1.02	68
35.54	16.55	95,891	0.83	1.41		1.16	81

35.72	45.02	11,211	1.33	0.91		1.50	72
25.36	(10.46)	11,038	1.33	1.37	(d)	1.46	79
30.90	3.57	19,139	1.32	0.99		1.52	88
34.06	12.84	23,686	1.33	1.00		1.53	68
35.14	15.97	35,999	1.32	0.89		1.59	81

36.72	47.54	127,530	0.59	1.62		0.74	72
25.79	(10.69)	113,316	0.59	2.01	(d)	0.68	79
31.62	4.33	698,989	0.58	1.74		0.76	88
34.71	13.65	772,556	0.62	1.71		0.76	68
35.69	16.72	886,602	0.68	1.56		0.90	81

35.99	45.36	3,000	1.09	1.08		1.34	72
25.55	(10.24)	2,664	1.09	1.62	(d)	1.30	79
31.12	3.81	4,438	1.08	1.22		1.62	88
34.26	13.04	5,781	1.12	1.28		1.52	68
35.33	16.24	19,693	1.10	1.12		1.59	81

36.78	48.74	4,053	0.44	1.91		0.59	72
25.66	(11.16)	4,269	0.44	2.16	(d)	0.55	79
31.73	4.50	48,910	0.43	1.89		0.61	88
34.80	13.80	90,714	0.45	1.82		0.62	68
35.78	16.97	86,134	0.48	1.73		0.61	81

36.78	46.60	69,298	0.34	1.82		0.49	72
26.06	(9.68)	74,603	0.34	2.37	(d)	0.44	79
31.74	4.63	133,014	0.33	1.99		0.51	88
34.80	13.90	118,726	0.37	1.90		0.52	68
35.78	17.03	108,525	0.43	1.79		0.52	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2021	$16.22	$0.09	$6.39	$6.48	$(0.08)	$(1.11)	$(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	2.57	2.68	(0.11)	(0.53)	(0.64)

Class C
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	2.49	2.53	(0.04)	(0.53)	(0.57)

Class I
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	2.57	2.71	(0.14)	(0.53)	(0.67)

Class L
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	2.58	2.74	(0.16)	(0.53)	(0.69)

Class R2
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	2.55	2.62	(0.07)	(0.53)	(0.60)

Class R3
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	2.57	2.74	(0.17)	(0.53)	(0.70)

Class R6
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	2.58	2.76	(0.18)	(0.53)	(0.71)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.51	41.18%	$1,642,046	0.94%	0.46%	0.98%	60%
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86

20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86

21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86

21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86

21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86

21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86

21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	141

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)
Class A
Year Ended June 30, 2021	$57.64	$(0.01)		$21.89	$21.88	$(0.52)	$(5.60)	$(6.12)
Year Ended June 30, 2020	56.61	0.63	(d)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45		3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23		10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)	—	(0.26)

Class C
Year Ended June 30, 2021	56.26	(0.32)		21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35	(d)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16		2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	—	(e)	8.13	8.13	(0.04)	—	(0.04)

Class I
Year Ended June 30, 2021	58.80	0.16		22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79	(d)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60		3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)	—	(0.39)

Class R2
Year Ended June 30, 2021	56.08	(0.17)		21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48	(d)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30		2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)	—	(0.23)

Class R5
Year Ended June 30, 2021	57.93	0.26		21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86	(d)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68		2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)	—	(0.46)

Class R6
Year Ended June 30, 2021	57.93	0.33		21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91	(d)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74		2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)	—	(0.49)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$73.40	40.08%	$119,893	0.84%	(0.01)%		0.90%	64%
57.64	15.11	94,017	0.84	1.15	(d)	0.94	96
56.61	7.06	106,993	0.84	0.79		1.12	95
59.09	22.13	104,167	0.86	0.42		1.11	69
48.60	21.12	90,633	0.92	0.50		1.20	68

71.55	39.44	30,159	1.34	(0.50)		1.40	64
56.26	14.50	31,216	1.34	0.65	(d)	1.42	96
55.45	6.51	35,931	1.34	0.29		1.61	95
58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(f)	1.67	68

75.08	40.46	164,959	0.59	0.25		0.65	64
58.80	15.38	141,497	0.59	1.40	(d)	0.67	96
57.60	7.33	163,324	0.59	1.04		0.86	95
60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68

71.18	39.73	45,629	1.09	(0.26)		1.21	64
56.08	14.84	40,305	1.09	0.90	(d)	1.25	96
55.27	6.78	45,086	1.09	0.54		1.49	95
57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68

73.80	40.57	166,478	0.44	0.39		0.50	64
57.93	15.63	189,889	0.44	1.55	(d)	0.52	96
56.82	7.48	194,550	0.44	1.19		0.71	95
59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68

73.81	40.70	780,470	0.34	0.50		0.40	64
57.93	15.76	617,458	0.34	1.65	(d)	0.42	96
56.81	7.59	602,454	0.34	1.29		0.61	95
59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	143

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2021	$24.58	$(0.10)	$9.21	$9.11	$(0.03)	$(6.82)	$(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	— (h)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	— (h)	5.54	5.54	(0.01)	(1.24)	(1.25)

Class C
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14)	5.36	5.22	—	(1.24)	(1.24)

Class I
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	5.59	5.67	(0.09)	(1.24)	(1.33)

Class R2
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07)	5.44	5.37	—	(1.24)	(1.24)

Class R5
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	5.62	5.75	(0.14)	(1.24)	(1.38)

Class R6
Year Ended June 30, 2021	25.18	— (h)	9.47	9.47	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (j) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.10% and 1.25% for the year ended June 30, 2021, 1.10% and 1.26% for the year ended June 30, 2020, 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018 and 1.25% and 1.43% for the year ended June 30, 2017, for Class C are 1.59% and 1.74% for the year ended June 30, 2021, 1.60% and 1.76% for the year ended June 30, 2020, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018 and 1.75% and 1.94% for the year ended June 30, 2017, for Class I are 0.85% and 0.99% for the year ended June 30, 2021, 0.85% and 1.01% for the year ended June 30, 2020, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018 and 0.98% and 1.16% for the year ended June 30, 2017, for Class R2 are 1.45% and 1.50% for the year ended June 30, 2021, 1.45% and 1.52% for the year ended June 30, 2020, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018 and 1.50% and 1.76% for the year ended June 30, 2017, for Class R5 are 0.80% and 0.84% for the year ended June 30, 2021, 0.80% and 0.85% for the year ended June 30, 2020, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018 and 0.80% and 0.96% for the year ended June 30, 2017 and for Class R6 are 0.70% and 0.74% for the year ended June 30, 2021, 0.70% and 0.75% for the year ended June 30, 2020, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(g)	Interest expense on securities sold short is 0.16%.
(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$26.84	42.30%	$335,206	1.94	%(g)	(0.39)%	2.09%	57%	96%
24.58	11.66	267,701	1.92		0.19	2.08	85	134
27.51	6.84	678,071	1.91		0.22	2.16	98	148
30.10	13.16	772,656	2.01		0.01	2.26	110	161
30.35	21.64	791,067	2.20		0.00 (i)	2.39	94	131

24.01	41.55	36,784	2.43	(g)	(0.88)	2.58	57	96
22.67	11.11	59,105	2.42		(0.32)	2.58	85	134
25.88	6.31	108,332	2.42		(0.29)	2.67	98	148
28.65	12.58	158,677	2.50		(0.50)	2.75	110	161
29.21	21.05	201,031	2.70		(0.50)	2.89	94	131

27.53	42.65	1,702,566	1.69	(g)	(0.12)	1.83	57	96
25.04	11.93	2,189,079	1.67		0.40	1.83	85	134
27.94	7.11	4,740,691	1.67		0.46	1.91	98	148
30.51	13.46	6,169,553	1.75		0.27	2.00	110	161
30.66	21.95	8,075,047	1.94		0.27	2.12	94	131

25.27	41.77	5,838	2.29	(g)	(0.74)	2.34	57	96
23.54	11.32	4,560	2.27		(0.13)	2.34	85	134
26.62	6.45	5,304	2.27		(0.14)	2.45	98	148
29.31	12.81	6,528	2.31		(0.30)	2.52	110	161
29.74	21.33	6,207	2.45		(0.24)	2.71	94	131

27.78	42.75	34,191	1.64	(g)	(0.08)	1.68	57	96
25.20	11.99	38,447	1.62		0.46	1.67	85	134
28.08	7.14	99,113	1.62		0.51	1.76	98	148
30.65	13.57	126,084	1.65		0.37	1.85	110	161
30.81	22.18	168,526	1.76		0.47	1.92	94	131

27.75	42.86	536,661	1.54	(g)	0.01	1.58	57	96
25.18	12.10	491,414	1.52		0.58	1.57	85	134
28.07	7.30	787,497	1.52		0.59	1.67	98	148
30.63	6.10	1,795,125	1.54		0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	145

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Year Ended June 30, 2021	$26.55	$0.27	$10.81	$11.08	$(0.34)	$(0.83)	$—	$(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	—	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)

Class I
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	—	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)

Class R6
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	—	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	—	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$36.46	42.55%	$180,296	0.60%	0.85%	0.84%	35%
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40

36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40

36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	147

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Year Ended June 30, 2021	$42.76	$0.42	$16.81	$17.23	$(0.30)	$(0.49)	$(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58	4.05	4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29	6.20	6.49	(0.34)	—	(0.34)

Class C
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41	3.92	4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11	6.06	6.17	(0.14)	—	(0.14)

Class I
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66	4.10	4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38	6.25	6.63	(0.44)	—	(0.44)

Class R6
September 30, 2020 (f) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$59.20	40.64%	$24,169	0.64%	0.80%	1.23%	44%
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97
41.28	11.88	9,497	0.90	1.41	1.92	38
39.35	19.64	7,943	1.08	0.80	2.29	53

57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97
40.44	11.35	3,277	1.42	1.01	2.45	38
38.51	19.02	5,063	1.58	0.30	2.79	53

59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97
41.56	12.16	9,172	0.64	1.59	1.63	38
39.59	19.95	5,038	0.83	1.04	2.03	53

59.69	29.93	25,156	0.34	1.05	0.70	44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	149

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
Class A
Year Ended June 30, 2021	$45.62	$0.64	$19.59	$20.23	$(0.60)	$(0.64)	$(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)

Class C
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)

Class I
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)

Class R2
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)

Class R3
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)

Class R6
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$64.61	44.88%	$522,230	0.93%	1.17%	1.03%	14%
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28

57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28

68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28

64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28

68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28

69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 15 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund(1)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund(1)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund(2)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund(3)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I(4) and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund(5)	Class A, Class C, Class I and Class R6(6)	JPM I	Diversified
JPMorgan U.S. Value Fund(7)	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Commenced operations on February 26, 2021.
(2)	Effective July 1, 2021, JPMorgan Intrepid Value Fund changed its name to JPMorgan U.S. Applied Data Science Value Fund.
(3)	Effective February 1, 2021, JPMorgan Intrepid Growth Fund changed its name to JPMorgan U.S. GARP Equity Fund.
(4)	On July 6, 2020, Class L Shares were converted into Class I Shares. Additionally, as of July 6, 2020, Class L Shares are no longer offered.
(5)	Effective August 15, 2020, JPMorgan Intrepid Sustainable Equity Fund changed its name to JPMorgan U.S. Sustainable Leaders Fund.
(6)	Commenced operations on September 30, 2020.
(7)	Effective November 1, 2020, JPMorgan Growth and Income Fund changed its name to JPMorgan U.S. Value Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

152	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

All share classes of Hedged Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$132,089	$—	$—	$132,089

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$46,355,736	$—	$—	$46,355,736

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$741,641	$—	$—	$741,641
Equity-Linked Notes	—	141,896	—	141,896
Short-Term Investments
Investment Companies	43,928	—	—	43,928

Total Investments in Securities	$785,569	$141,896	$—	$927,465

Appreciation in Other Financial Instruments
Futures Contracts	$3	$—	$—	$3

154	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,514,775	$—	$—	$18,514,775

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,311	$—	$—	$5,311

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(200,436)	—	—	(200,436)
Put Options Written	(66,315)	—	—	(66,315)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(261,440)	$—	$—	$(261,440)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,448,854	$—	$—	$1,448,854

Appreciation in Other Financial Instruments
Futures Contracts (a)	$45	$—	$—	$45

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(12,140)	—	—	(12,140)
Put Options Written	(640)	—	—	(640)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(12,735)	$—	$—	$(12,735)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$585,779	$—	$—	$585,779

Appreciation in Other Financial Instruments
Futures Contracts (a)	$32	$—	$—	$32

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(7,591)	—	—	(7,591)
Put Options Written	(969)	—	—	(969)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(8,528)	$—	$—	$(8,528)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$37,825,031	$—	$—	$37,825,031

(a)	Please refer to the SOI for specifics of portfolio holdings.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,363,329	$—	$—	$4,363,329

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$277,055	$—	$—	$277,055

Appreciation in Other Financial Instruments
Futures Contracts (a)	$107	$—	$—	$107

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$19,905,551	$—	$—	$19,905,551

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,940	$—	$—	$1,940

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,309,699	$—	$—	$1,309,699

Appreciation in Other Financial Instruments
Futures Contracts (a)	$512	$—	$—	$512

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,315,329	$—	$—	$3,315,329

Total Liabilities for Securities Sold Short (a)	$(664,633)	$—	$—	$(664,633)

(a)	Please refer to the SOI for specifics of portfolio holdings.

156	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,067,469	$—	$—	$5,067,469

Appreciation in Other Financial Instruments
Futures Contracts (a)	$965	$—	$—	$965

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$115,508	$—	$—	$115,508

Appreciation in Other Financial Instruments
Futures Contracts (a)	$63	$—	$—	$63

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,705,834	$—	$—	$1,705,834

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of June 30, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Large Cap Growth Fund	$422,906	$(422,906)	$—
Large Cap Value Fund	30,637	(30,637)	—
U.S. Equity Fund	30,132	(30,132)	—
U.S. GARP Equity Fund	2,790	(2,790)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended June 30, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Equity Focus Fund	$—	(a)
Equity Income Fund	—	(a)
Large Cap Growth Fund	47
Large Cap Value Fund	3
U.S. Applied Data Science Value Fund	1
U.S. Equity Fund	3
U.S. GARP Equity Fund	2
U.S. Sustainable Leaders Fund	—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Equity Focus Fund, Equity Income Fund, U.S. Applied Data Science Value Fund and U.S. Sustainable Leaders Fund did not have any securities out on loan at June 30, 2021. Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund did not lend out any securities during the year ended June 30, 2021.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the

158	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Equity Focus Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$3,216	$36,907	$36,539	$(1)	$(1)	$3,582	3,580	$4		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)	—	1,810	1,810	—	—	—	—	—	*(c)	—

Total	$3,216	$38,717	$38,349	$(1)	$(1)	$3,582		$4		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Income Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$883,014	$7,081,611	$6,855,898	$238	$(532)	$1,108,433	1,107,879	$1,170		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)	—	11,346	11,346	—	—	—	—	—	*(c)	—

	$883,014	$7,092,957	$6,867,244	$238	$(532)	$1,108,433		$1,170		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$5,899	$800,957	$762,923	$(5)	$—	(c)	$43,928	43,906	$10	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Hedged Equity Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$456,381	$6,474,865	$6,618,277	$—	$—	$312,969	312,969	$61	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

Hedged Equity 2 Fund
For the period ended June 30, 2021
Security Description	Value at February 26, 2021 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b)(c)	$—	$749,510	$666,577	$—	$—	$82,933	82,933	$3	$—

(a)	Commencement of operations was February 26, 2021.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.

Hedged Equity 3 Fund
For the period ended June 30, 2021
Security Description	Value at February 26, 2021 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	$—	$270,762	$253,072	$—	$—	$17,690	17,690	$1	$—

(a)	Commencement of operations was February 26, 2021.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.

Large Cap Growth Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$1,084,362	$14,721,272	$14,303,977	$(26)	$(398)	$1,501,233	1,500,482	$1,768		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	1,102,899	3,197,800	3,986,304	(220)*	(56)	314,119	314,119	1,287	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	96,805	2,581,274	2,564,404	—	—	113,675	113,675	38	*	—

Total	$2,284,066	$20,500,346	$20,854,685	$(246)	$(454)	$1,929,027		$3,093		$—

160	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Large Cap Value Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$12,570	$2,845,097	$2,800,329	$(14)	$1		$57,325	57,297	$54		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	51,705	236,700	280,500	(8)*	—	(c)	7,897	7,896	41	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	8,692	140,745	125,975	—	—		23,462	23,462	2	*	—

Total	$72,967	$3,222,542	$3,206,804	$(22)	$1		$88,684		$97		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Applied Data Science Value Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$4,719	$73,416	$68,951	$(1)		$(1)	$9,182	9,178	$8		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	3	5,501	5,503	—	*(c)	(1)	—	—	2	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	2,452	24,723	27,175	—		—	—	—	1	*	—

Total	$7,174	$103,640	$101,629	$(1)		$(2)	$9,182		$11		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Equity Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$41,341	$5,762,716	$5,575,130	$(81)	$— (c)	$228,846	228,732	$291		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	1,074	401,000	375,066	(10)*	(3)	26,995	26,995	72	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	12,605	125,583	134,682	—	—	3,506	3,506	3	*	—

Total	$55,020	$6,289,299	$6,084,878	$(91)	$(3)	$259,347		$366		$—

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.

U.S. GARP Equity Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$12,447	$278,039	$259,363	$(6)	$(7)	$31,110	31,095	$38		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	—	153,000	151,000	(6)*	— (c)	1,994	1,994	26	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	11,327	145,116	155,528	—	—	915	915	2	*	—

Total	$23,774	$576,155	$565,891	$(12)	$(7)	$34,019		$66		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Large Cap Core Plus Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$35,661	$883,510	$907,582	$(5)	$(4)	$11,580	11,574	$29	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

U.S. Research Enhanced Equity Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$110,144	$1,058,266	$1,101,481	$(14)	$(1)	$66,914	66,881	$66	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

162	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

U.S. Sustainable Leaders Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$1,605	$59,100	$56,125	$(1)	$1	$4,580	4,577	$3		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	326	2,242	2,568	—	—	—	—	—	*(c)	—

Total	$1,931	$61,342	$58,693	$(1)	$1	$4,580		$3		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Value Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$25,234	$751,274	$738,469	$7	$(18)	$38,028	38,009	$39		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	236	236	—	—	—	—	—	*(c)	—

Total	$25,234	$751,510	$738,705	$7	$(18)	$38,028		$39		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Options — Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge equity risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Futures Contracts — Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Summary of Derivatives Information

Derivatives Volume

The table below discloses the volume of the Funds’ options and futures contracts activity during the year ended June 30, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Equity Premium Income Fund		Hedged Equity Fund	Hedged Equity 2 Fund		Hedged Equity 3 Fund		U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts — Equity:
Average Notional Balance Long	$5,129	(a)	$240,641	$12,681	(b)	$1,417	(b)	$5,378	$166,556	$20,156	$737	$45,618	$1,633
Ending Notional Balance Long	1,501		362,593	27,446		2,788		7,719	115,361	31,735	—	45,673	4,583

Exchange-Traded Options:
Average Number of Contracts Purchased	—		38,531	1,809	(b)	730	(b)	—	—	—	—	—	—
Average Number of Contracts Written	—		77,062	3,618	(b)	1,460	(b)	—	—	—	—	—	—
Ending Number of Contracts Purchased	—		42,646	3,233		1,318		—	—	—	—	—	—
Ending Number of Contracts Written	—		85,292	6,466		2,636		—	—	—	—	—	—

164	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

(a)	For the period February 1, 2021 through June 30, 2021.
(b)	For the period March 1, 2021 through June 30, 2021.

The Funds’ derivatives contracts held at June 30, 2021 are not accounted for as hedging instruments under GAAP.

H. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.

As of June 30, 2021, Equity Premium Income Fund had outstanding ELNs as listed on the SOI.

I. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2021, U.S. Large Cap Core Plus Fund had outstanding short sales as listed on its SOI.

J. Offering and Organization Costs — Total offering costs of $104 and $104, respectively, incurred in connection with the offering of shares of Hedged Equity 2 Fund and Hedged Equity 3 Fund are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, are recorded as an expense at the time the Funds commenced operations. For the year ended June 30, 2021, total offering costs amortized were $34 and $34, respectively.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend. To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

L. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	165

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2021 are as follows:

	Class A		Class C		Class I	Class L		Class R2		Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1		$1		$2	n/a		n/a		n/a		n/a		n/a		$—	(a)	$4
Equity Income Fund
Transfer agency fees	435		68		366	n/a		$12		$7		$4		$31		254		1,177
Equity Premium Income Fund
Transfer agency fees	—	(a)	—	(a)	9	n/a		n/a		n/a		n/a		—	(a)	1		10
Hedged Equity Fund
Transfer agency fees	49		10		126	n/a		n/a		n/a		n/a		1		28		214
Hedged Equity 2 Fund
Transfer agency fees	—	(a)	—	(a)	1	n/a		n/a		n/a		n/a		—	(a)	—	(a)	1
Hedged Equity 3 Fund
Transfer agency fees	—	(a)	1		1	n/a		n/a		n/a		n/a		—	(a)	—	(a)	2
Large Cap Growth Fund
Transfer agency fees	403		27		126	n/a		9		3		3		14		155		740
Large Cap Value Fund
Transfer agency fees	62		2		90	n/a		4		—	(a)	—	(a)	3		18		179
U.S. Applied Data Science Value Fund
Transfer agency fees	1		2		3	n/a		3		n/a		n/a		—	(a)	2		11
U.S. Equity Fund
Transfer agency fees	95		12		33	$87		6		4		—	(a)	10		98		345
U.S. GARP Equity Fund
Transfer agency fees	9		2		5	n/a		29		n/a		n/a		2		6		53
U.S. Large Cap Core Plus Fund
Transfer agency fees	34		4		51	n/a		1		n/a		n/a		—	(a)	5		95
U.S. Research Enhanced Equity Fund
Transfer agency fees	16		n/a		13	—	(a)	n/a		n/a		n/a		n/a		35		64
U.S. Sustainable Leaders Fund
Transfer agency fees	3		—	(a)	2	n/a		n/a		n/a		n/a		n/a		—	(a)	5
U.S. Value Fund
Transfer agency fees	149		2		12	n/a		—	(a)	—	(a)	—	(a)	—	(a)	3		166

(a)	Amount rounds to less than one thousand.

M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Equity Focus Fund, Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, and Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared daily and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

166	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Focus Fund	$35	$(49)	$14
Equity Income Fund	(5,136)	(1,553)	6,689
Equity Premium Income Fund	(74)	(75)	149
Hedged Equity Fund	—	(4,017)	4,017
Hedged Equity 2 Fund	(38)	38	—
Hedged Equity 3 Fund	(5)	5	—
Large Cap Growth Fund	495,481	19,600	(515,081)
Large Cap Value Fund	—	(216)	216
U.S. Applied Data Science Value Fund	2,738	(317)	(2,421)
U.S. Equity Fund	197,537	(2,245)	(195,292)
U.S. GARP Equity Fund	1,012	(10)	(1,002)
U.S. Large Cap Core Plus Fund	309,335	1,704	(311,039)
U.S. Research Enhanced Equity Fund	—	(1,904)	1,904
U.S. Sustainable Leaders Fund	—	(2)	2
U.S. Value Fund	(130)	(214)	344

The reclassifications for the Funds relate primarily to non-taxable dividends, redemptions in-kind and tax equalization.

O. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50%
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Applied Data Science Value Fund	0.30
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2021, the effective rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund,

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	167

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.07%, 0.04%, 0.07%, 0.07%, 0.075%, 0.075%, 0.05%, 0.07%, 0.07%, 0.06%, 0.07%, 0.07%, 0.07%, 0.07% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Equity Focus Fund	$2	$1
Equity Income Fund	622	4
Equity Premium Income Fund	115	—
Hedged Equity Fund	263	1
Hedged Equity 2 Fund	46	—
Hedged Equity 3 Fund	18	—
Large Cap Growth Fund	887	1
Large Cap Value Fund	29	—
U.S. Applied Data Science Value Fund	3	—
U.S. Equity Fund	210	—	(a)
U.S. GARP Equity Fund	7	—	(a)
U.S. Large Cap Core Plus Fund	21	—	(a)
U.S. Research Enhanced Equity Fund	1	—
U.S. Sustainable Leaders Fund	8	—
U.S. Value Fund	22	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except

168	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25%	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25%	0.25%	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements - The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds (excluding Equity Income Fund) to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund	1.10%		1.60%		0.85%		n/a		n/a	n/a	n/a	n/a	0.60%
Equity Premium Income Fund	0.85		1.35		0.60		n/a		n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85		1.35		0.60		n/a		n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85		1.35		0.60		n/a		n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85		1.35		0.60		n/a		n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94		1.44		0.69		n/a		1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93		1.44		0.69		n/a		1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.83	(1)	1.33	(1)	0.59	(1)	n/a		1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94		1.44		0.69		n/a	(2)	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84		1.34		0.59		n/a		1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	1.10		1.60		0.85		n/a		1.45	n/a	n/a	0.80	0.70
U.S. Research Enhanced Equity Fund	0.60		n/a		0.35		n/a		n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64		1.14		0.39		n/a		n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94		1.44		0.69		n/a		1.19	0.94	0.69	0.54	0.44

(1)

Effective July 1, 2021, the contractual expense limitations changed to 0.73%, 1.23% and 0.49% for Class A, Class C and Class I Shares, respectively, and the contractual expense limitations for all classes of the Fund were extended until at least June 30, 2023.

(2)	Effective November 1, 2020, the contractual expense limitation expired. Prior to November 1, 2020, the contractual expense limitation was 0.61%.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	169

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

For the year ended June 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$87	$55	$3	$145	$—
Equity Income Fund	28	—	—	28	—
Equity Premium Income Fund	181	120	9	310	1
Hedged Equity Fund	—	—	3	3	—
Hedged Equity 2 Fund	105	57	1	163	48
Hedged Equity 3 Fund	91	41	1	133	52
Large Cap Growth Fund	13,309	8,859	437	22,605	9
Large Cap Value Fund	711	474	177	1,362	16
U.S. Applied Data Science Value Fund	225	150	15	390	1
U.S. Equity Fund	3,640	2,421	157	6,218	89
U.S. GARP Equity Fund	440	294	43	777	—
U.S. Large Cap Core Plus Fund	665	443	2,400	3,508	4
U.S. Research Enhanced Equity Fund	2,516	1,676	1,266	5,458	—	(a)
U.S. Sustainable Leaders Fund	212	56	133	401	4
U.S. Value Fund	420	280	159	859	2

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2021 were as follows:

Equity Focus Fund	$4
Equity Income Fund	1,032
Equity Premium Income Fund	10
Hedged Equity Fund	362
Hedged Equity 2 Fund	3
Hedged Equity 3 Fund	1
Large Cap Growth Fund	1,376
Large Cap Value Fund	44
U.S. Applied Data Science Value Fund	6
U.S. Equity Fund	234
U.S. GARP Equity Fund	31
U.S. Large Cap Core Plus Fund	32
U.S. Research Enhanced Equity Fund	65
U.S. Sustainable Leaders Fund	3
U.S. Value Fund	32

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2021, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

170	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$66,707	$60,241	$—	$—
Equity Income Fund	10,618,660	5,698,557	—	—
Equity Premium Income Fund	1,451,478	806,058	—	—
Hedged Equity Fund	10,328,405	5,566,162	—	—
Hedged Equity 2 Fund	1,347,967	37,676	—	—
Hedged Equity 3 Fund	555,540	16,766	—	—
Large Cap Growth Fund	21,085,125	17,536,359	—	—
Large Cap Value Fund	4,134,889	1,861,283	—	—
U.S. Applied Data Science Value Fund	178,122	251,858	—	—
U.S. Equity Fund	10,580,066	11,876,673	—	—
U.S. GARP Equity Fund	784,347	1,009,139	—	—
U.S. Large Cap Core Plus Fund	2,084,301	3,566,133	900,847	1,424,813
U.S. Research Enhanced Equity Fund	1,700,221	2,701,974	—	—
U.S. Sustainable Leaders Fund	79,521	31,353	—	—
U.S. Value Fund	851,132	158,918	—	—

During the year ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$86,383	$46,511	$805	$45,706
Equity Income Fund	31,798,573	14,619,610	62,447	14,557,163
Equity Premium Income Fund	860,594	69,928	3,054	66,874
Hedged Equity Fund	12,739,132	5,530,022	15,819	5,514,203
Hedged Equity 2 Fund	1,384,217	76,205	24,303	51,902
Hedged Equity 3 Fund	552,612	31,579	6,940	24,639
Large Cap Growth Fund	23,431,804	14,521,976	128,749	14,393,227
Large Cap Value Fund	3,848,135	537,337	22,143	515,194
U.S. Applied Data Science Value Fund	208,145	69,600	583	69,017
U.S. Equity Fund	11,649,282	8,294,130	35,921	8,258,209
U.S. GARP Equity Fund	749,270	565,544	4,603	560,941
U.S. Large Cap Core Plus Fund	1,155,422	1,569,941	74,667	1,495,274
U.S. Research Enhanced Equity Fund	2,625,984	2,444,918	2,468	2,442,450
U.S. Sustainable Leaders Fund	89,169	26,447	45	26,402
U.S. Value Fund	1,191,076	517,510	2,752	514,758

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of options contracts and non-taxable dividends.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	171

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$3,392	$8,409	$11,801
Equity Income Fund	662,251	1,579	663,830
Equity Premium Income Fund	34,916	—	34,916
Hedged Equity Fund	139,976	—	139,976
Hedged Equity 2 Fund	1,117	—	1,117
Hedged Equity 3 Fund	437	—	437
Large Cap Growth Fund	178,186	1,429,918	1,608,104
Large Cap Value Fund	18,876	—	18,876
U.S. Applied Data Science Value Fund	6,606	2,039	8,645
U.S. Equity Fund	297,885	870,370	1,168,255
U.S. GARP Equity Fund	27,898	89,898	117,796
U.S. Large Cap Core Plus Fund	96,118	663,685	759,803
U.S. Research Enhanced Equity Fund	67,147	125,234	192,381
U.S. Sustainable Leaders Fund	544	679	1,223
U.S. Value Fund	14,336	11,801	26,137

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$1,840	$14,655	$16,495
Equity Income Fund	604,025	309,226	913,251
Equity Premium Income Fund	13,523	—	13,523
Hedged Equity Fund	76,075	—	76,075
Large Cap Growth Fund	25,755	2,006,004	2,031,759
Large Cap Value Fund	23,336	—	23,336
U.S. Applied Data Science Value Fund	13,455	63,224	76,679
U.S. Equity Fund	156,829	1,311,869	1,468,698
U.S. GARP Equity Fund	10,945	125,600	136,545
U.S. Large Cap Core Plus Fund	20,011	1,154,945	1,174,956
U.S. Research Enhanced Equity Fund	70,897	483,702	554,599
U.S. Sustainable Leaders Fund	692	1,817	2,509
U.S. Value Fund	12,810	13,478	26,288

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$2,820	$10,037	$45,706
Equity Income Fund	—	109,367	14,557,163
Equity Premium Income Fund	258	(33,857)	66,874
Hedged Equity Fund	7,432	(530,655)	5,514,203
Hedged Equity 2 Fund	545	(19,927)	51,902
Hedged Equity 3 Fund	211	(11,805)	24,639
Large Cap Growth Fund	170,774	4,629,307	14,393,227
Large Cap Value Fund	79,543	85,941	515,194

172	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
U.S. Applied Data Science Value Fund	$15,387	$9,571	$69,017
U.S. Equity Fund	564,794	792,879	8,258,209
U.S. GARP Equity Fund	65,654	86,091	560,941
U.S. Large Cap Core Plus Fund	26,321	428,338	1,495,274
U.S. Research Enhanced Equity Fund	120,335	375,010	2,442,450
U.S. Sustainable Leaders Fund	1,964	2,519	26,402
U.S. Value Fund	12,957	22,557	514,758

The cumulative timing differences primarily consist of mark to market of options contracts, post-October capital loss deferrals, non-taxable dividends and wash sale loss deferrals.

At June 30, 2021, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Equity Premium Income Fund	$33,857	*	$—
Hedged Equity Fund	239,515		291,140
Hedged Equity 2 Fund	7,867	*	12,060	*
Hedged Equity 3 Fund	4,547		7,258

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the following Funds deferred to July 1, 2021 the following net capital losses of:

	Net Capital Losses (Gains)		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Hedged Equity Fund	$582,316	$1,228,621	$—
Large Cap Growth Fund	—	—	22,352
U.S. Large Cap Core Plus Fund	—	—	2,396

During the year ended June 30, 2021, the following Fund utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Large Cap Value Fund	24,093	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	173

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately. Hedged Equity 2 Fund and Hedged Equity 3 Fund were not part of the Credit Facility as of June 30, 2021. Both Funds were added to the Credit Facility effective August 10, 2021.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	64.6%	1	20.2%
Equity Income Fund	1	10.8	2	29.1
Equity Premium Income Fund	1	37.2	1	10.8
Hedged Equity Fund	—	—	2	36.2
Hedged Equity 2 Fund	1	21.8	3	42.1
Hedged Equity 3 Fund	—	—	4	67.5
Large Cap Growth Fund	—	—	2	28.8
U.S. Applied Data Science Value Fund	—	—	2	23.6
U.S. Equity Fund	—	—	1	13.4
U.S. GARP Equity Fund	2	31.9	—	—
U.S. Large Cap Core Plus Fund	1	27.3	1	15.0
U.S. Research Enhanced Equity Fund	—	—	1	16.5
U.S. Sustainable Leaders Fund	—	—	3	51.6
U.S. Value Fund	—	—	2	44.2

As of June 30, 2021, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	21.2%	26.6%
U.S. Equity Fund	n/a	20.7
U.S. GARP Equity Fund	50.4	n/a
U.S. Research Enhanced Equity Fund	19.3	30.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

174	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemptions in-kind

On October 18, 2019, certain shareholders sold Class R6 Shares of U.S. Research Enhanced Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
U.S. Research Enhanced Equity Fund	$1,336,709	*	$545,813	Redemption in-kind

*	This amount includes cash of $17,300 associated with the redemption in-kind.

On December 3, 2020, certain shareholders sold Class R6 Shares of U.S. Value Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
U.S. Value Fund	$126,007	*	$(126)	Redemption in-kind

*	This amount includes cash of $4,653 associated with the redemption in-kind.

On January 8, 2021, certain shareholders sold Class I Shares of U.S. Large Cap Core Plus Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
U.S. Large Cap Core Plus Fund	$487,288	*	$198,139	Redemption in-kind

*	This amount includes cash of $6,300 associated with the redemption in-kind.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	175

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

9. Subscriptions in-kind

On July 29, 2019, certain shareholders purchased Class R6 Shares of U.S. Equity Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below:

	Value	Type
U.S. Equity Fund	$45,414	Subscription in-kind

On February 26, 2020, certain shareholders purchased Class R6 Shares of Equity Income Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Type
Equity Income Fund	$48,418	*	Subscription in-kind

*	This amount includes cash of $230 associated with the subscription in-kind.

10. Subsequent Event

On August 11, 2021, the Board of Trustees of JPM II approved, effective as of the close of business on September 30, 2021, offering the Equity Income Fund to the public on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

176	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Hedged Equity 2 Fund, JPMorgan Hedged Equity 3 Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Applied Data Science Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Focus Fund, JPMorgan Hedged Equity Fund, JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund), JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund), JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund) and JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund) (nine of the funds constituting JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (three of the funds constituting JPMorgan Trust II) and JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity 2 Fund and JPMorgan Hedged Equity 3 Fund (three of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations, the statement of cash flows for JPMorgan U.S. Large Cap Core Plus Fund and statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations, its cash flows for JPMorgan U.S. Large Cap Core Plus Fund and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Equity Focus Fund (2)

JPMorgan Equity Income Fund (2)

JPMorgan Equity Premium Income Fund (2)

JPMorgan Hedged Equity Fund (2)

JPMorgan Hedged Equity 2 Fund (1)

JPMorgan Hedged Equity 3 Fund (1)

JPMorgan Large Cap Growth Fund (2)

JPMorgan Large Cap Value Fund (2)

JPMorgan U.S. Applied Data Science Value Fund (2)

JPMorgan U.S. Equity Fund (2)

JPMorgan U.S. GARP Equity Fund (2)

JPMorgan U.S. Large Cap Core Plus Fund (3)

JPMorgan U.S. Research Enhanced Equity Fund (2)

JPMorgan U.S. Sustainable Leaders Fund (2)

JPMorgan U.S. Value Fund (2)

(1)	Statement of operations and statement of changes in net assets for the period February 26, 2021 (commencement of operations) through June 30, 2021
(2)	Statement of operations for the year ended June 30, 2021 and statement of changes in net assets for the years ended June 30, 2021 and 2020
(3)	Statement of operations and statement of cash flows for the year ended June 30, 2021 and statement of changes in net assets for the years ended June 30, 2021 and 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	177

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

178	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	179

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

180	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	181

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

182	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual*	$1,000.00	$1,156.10	$5.88	1.10%
Hypothetical*	1,000.00	1,019.34	5.51	1.10
Class C
Actual*	1,000.00	1,153.00	8.54	1.60
Hypothetical*	1,000.00	1,016.86	8.00	1.60
Class I
Actual*	1,000.00	1,157.50	4.55	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class R6
Actual*	1,000.00	1,158.80	3.21	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60

JPMorgan Equity Income Fund
Class A
Actual*	1,000.00	1,161.10	5.14	0.96
Hypothetical*	1,000.00	1,020.03	4.81	0.96
Class C
Actual*	1,000.00	1,158.80	7.76	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45
Class I
Actual*	1,000.00	1,162.60	3.75	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class R2
Actual*	1,000.00	1,159.30	6.48	1.21
Hypothetical*	1,000.00	1,018.79	6.06	1.21

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	183

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R3
Actual*	$1,000.00	$1,161.30	$5.09	0.95%
Hypothetical*	1,000.00	1,020.08	4.76	0.95
Class R4
Actual*	1,000.00	1,162.70	3.75	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class R5
Actual*	1,000.00	1,163.30	2.95	0.55
Hypothetical*	1,000.00	1,022.07	2.76	0.55
Class R6
Actual*	1,000.00	1,164.00	2.41	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45

JPMorgan Equity Premium Income Fund
Class A
Actual*	1,000.00	1,114.10	4.40	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class C
Actual*	1,000.00	1,111.40	7.02	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34
Class I
Actual*	1,000.00	1,115.40	3.15	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R5
Actual*	1,000.00	1,117.00	2.36	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual*	1,000.00	1,116.80	1.84	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

JPMorgan Hedged Equity Fund
Class A
Actual*	1,000.00	1,088.40	4.30	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Class C
Actual*	1,000.00	1,085.20	6.88	1.33
Hypothetical*	1,000.00	1,018.20	6.66	1.33
Class I
Actual*	1,000.00	1,089.70	3.01	0.58
Hypothetical*	1,000.00	1,021.92	2.91	0.58
Class R5
Actual*	1,000.00	1,090.30	2.23	0.43
Hypothetical*	1,000.00	1,022.66	2.16	0.43
Class R6
Actual*	1,000.00	1,090.80	1.71	0.33
Hypothetical*	1,000.00	1,023.16	1.66	0.33

JPMorgan Hedged Equity 2 Fund
Class A
Actual**	1,000.00	1,065.40	2.93	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class C
Actual**	1,000.00	1,063.60	4.66	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35

184	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Hedged Equity 2 Fund (continued)
Class I
Actual**	$1,000.00	$1,066.30	$2.07	0.60%
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R5
Actual**	1,000.00	1,066.60	1.55	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual**	1,000.00	1,067.50	1.21	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

JPMorgan Hedged Equity 3 Fund
Class A
Actual**	1,000.00	1,065.00	2.93	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class C
Actual**	1,000.00	1,063.70	4.66	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35
Class I
Actual**	1,000.00	1,066.40	2.07	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R5
Actual**	1,000.00	1,066.40	1.55	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual**	1,000.00	1,066.80	1.21	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

JPMorgan Large Cap Growth Fund
Class A
Actual*	1,000.00	1,089.00	4.87	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class C
Actual*	1,000.00	1,086.50	7.45	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class I
Actual*	1,000.00	1,090.60	3.58	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R2
Actual*	1,000.00	1,087.70	6.16	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class R3
Actual*	1,000.00	1,089.10	4.87	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class R4
Actual*	1,000.00	1,090.40	3.58	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R5
Actual*	1,000.00	1,091.20	2.80	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R6
Actual*	1,000.00	1,091.80	2.28	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	185

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Large Cap Value Fund
Class A
Actual*	$1,000.00	$1,211.70	$5.10	0.93%
Hypothetical*	1,000.00	1,020.18	4.66	0.93
Class C
Actual*	1,000.00	1,209.00	7.89	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class I
Actual*	1,000.00	1,213.80	3.79	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R2
Actual*	1,000.00	1,210.50	6.52	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class R3
Actual*	1,000.00	1,212.10	5.16	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class R4
Actual*	1,000.00	1,213.00	3.79	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R5
Actual*	1,000.00	1,214.40	2.96	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R6
Actual*	1,000.00	1,215.30	2.42	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44

JPMorgan U.S. Applied Data Science Value Fund (formerly JPMorgan Intrepid Value Fund)
Class A
Actual*	1,000.00	1,209.90	4.55	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Class C
Actual*	1,000.00	1,206.80	7.28	1.33
Hypothetical*	1,000.00	1,018.20	6.66	1.33
Class I
Actual*	1,000.00	1,211.30	3.23	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class R2
Actual*	1,000.00	1,208.30	5.97	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class R5
Actual*	1,000.00	1,212.20	2.41	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44
Class R6
Actual*	1,000.00	1,212.80	1.87	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

JPMorgan U.S. Equity Fund
Class A
Actual*	1,000.00	1,135.70	4.98	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class C
Actual*	1,000.00	1,132.90	7.62	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class I
Actual*	1,000.00	1,137.10	3.66	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69

186	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Equity Fund (continued)
Class L
Actual*	$1,000.00	$1,138.10	$2.86	0.54%
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R2
Actual*	1,000.00	1,134.30	6.30	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class R3
Actual*	1,000.00	1,135.70	4.98	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class R4
Actual*	1,000.00	1,136.90	3.66	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R5
Actual*	1,000.00	1,138.10	2.86	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R6
Actual*	1,000.00	1,138.30	2.33	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44

JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)
Class A
Actual*	1,000.00	1,156.50	4.49	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class C
Actual*	1,000.00	1,153.70	7.16	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34
Class I
Actual*	1,000.00	1,157.90	3.16	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class R2
Actual*	1,000.00	1,155.00	5.82	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class R5
Actual*	1,000.00	1,158.70	2.36	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44
Class R6
Actual*	1,000.00	1,159.30	1.82	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual*	1,000.00	1,145.10	10.06	1.89
Hypothetical*	1,000.00	1,015.41	9.46	1.89
Class C
Actual*	1,000.00	1,142.20	12.71	2.39
Hypothetical*	1,000.00	1,012.93	11.94	2.39
Class I
Actual*	1,000.00	1,146.60	8.69	1.63
Hypothetical*	1,000.00	1,016.70	8.16	1.63
Class R2
Actual*	1,000.00	1,143.40	11.92	2.24
Hypothetical*	1,000.00	1,013.68	11.19	2.24
Class R5
Actual*	1,000.00	1,147.00	8.48	1.59
Hypothetical*	1,000.00	1,016.90	7.96	1.59
Class R6
Actual*	1,000.00	1,147.60	7.95	1.49
Hypothetical*	1,000.00	1,017.39	7.46	1.49

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	187

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual*	$1,000.00	$1,162.40	$3.22	0.60%
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class I
Actual*	1,000.00	1,164.20	1.88	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35
Class R6
Actual*	1,000.00	1,164.70	1.34	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25

JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Actual*	1,000.00	1,166.70	3.44	0.64
Hypothetical*	1,000.00	1,021.62	3.21	0.64
Class C
Actual*	1,000.00	1,163.70	6.12	1.14
Hypothetical*	1,000.00	1,019.14	5.71	1.14
Class I
Actual*	1,000.00	1,168.30	2.10	0.39
Hypothetical*	1,000.00	1,022.86	1.96	0.39
Class R6
Actual*	1,000.00	1,168.30	1.83	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
Class A
Actual*	1,000.00	1,187.50	5.10	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class C
Actual*	1,000.00	1,184.50	7.80	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class I
Actual*	1,000.00	1,188.80	3.74	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R2
Actual*	1,000.00	1,186.00	6.45	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class R3
Actual*	1,000.00	1,187.60	5.10	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class R4
Actual*	1,000.00	1,188.90	3.74	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R5
Actual*	1,000.00	1,189.90	2.93	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R6
Actual*	1,000.00	1,190.40	2.39	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the actual period). Commencement of operations was February 26, 2021.

188	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

JPMorgan Hedged Equity 2 Fund and JPMorgan Hedged Equity 3 Fund

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their November 2020 meeting, the Trustees, including a majority of the Trustees who are not parties to the initial advisory agreements or “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreements or any of their affiliates (“Independent Trustees”), approved the initial advisory agreements (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) for the Funds. In accordance with SEC guidance, due to the COVID-19 pandemic, the meeting was conducted through video conference.

In connection with the approval of the New Advisory Agreements, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreements, the Trustees reviewed the New Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed New Advisory Agreements. The Trustees also discussed the proposed New Advisory Agreements in an executive session with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each New Advisory Agreement is provided below.

The Trustees considered information provided with respect to the Funds, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, and the approval of the New Advisory Agreements. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. After considering and weighing the factors and information they had received, the Trustees found that the proposed compensation to be received by the Adviser from each Fund under the applicable New Advisory Agreement was fair and reasonable under the circumstances and determined that the initial approval of each New Advisory Agreement was in the best interests of each Fund and its potential shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreements, the Trustees considered the materials furnished specifically in connection with the approval of each New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex, and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention to be given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund. The Trustees also considered the investment strategy and investment process for each Fund, and the infrastructure supporting the portfolio management team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s ability to continuing to provide services to each Fund and its shareholders throughout this period. In addition, the Trustees considered information about the structure and distribution strategy of each Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Funds by the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser, in its role as administrator, will earn fees from the Funds for providing shareholder and administration services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	189

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented contractual expense limitations and fee waivers (“Fee Caps”) which allow the relevant Fund’s shareholders to share potential economies of scale from its inception, prior to reaching scale, and that the proposed fees are satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of each Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at a competitive level, was reasonable. The Trustees concluded that the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve each Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees considered each Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate that will be paid by teach Fund to the Adviser and compared the combined rate to the information prepared by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”) concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for each Fund. The Trustees considered the projected Fee Caps proposed for each Fund, and the net advisory fee rate and net expense ratio for each share class, as applicable, after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees noted that the Funds’ estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory.

190	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	191

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2021:

Dividends Received Deduction
JPMorgan Equity Focus Fund	33.04%
JPMorgan Equity Income Fund	100.00
JPMorgan Equity Premium Income Fund	12.80
JPMorgan Hedged Equity Fund	100.00
JPMorgan Hedged Equity 2 Fund	100.00
JPMorgan Hedged Equity 3 Fund	100.00
JPMorgan Large Cap Growth Fund	76.91
JPMorgan Large Cap Value Fund	100.00
JPMorgan U.S. Applied Data Science Value Fund	76.91
JPMorgan U.S. Equity Fund	77.08
JPMorgan U.S. GARP Equity Fund	32.91
JPMorgan U.S. Large Cap Core Plus Fund	39.28
JPMorgan U.S. Research Enhanced Equity Fund	96.49
JPMorgan U.S. Sustainable Leaders Fund	100.00
JPMorgan U.S. Value Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021:

Long-Term Capital Gain Distribution
JPMorgan Equity Focus Fund	$8,423
JPMorgan Equity Income Fund	1,579
JPMorgan Large Cap Growth Fund	1,908,836
JPMorgan U.S. Applied Data Science Value Fund	3,057
JPMorgan U.S. Equity Fund	985,965
JPMorgan U.S. GARP Equity Fund	90,539
JPMorgan U.S. Large Cap Core Plus Fund	776,825
JPMorgan U.S. Research Enhanced Equity Fund	125,234
JPMorgan U.S. Sustainable Leaders Fund	679
JPMorgan U.S. Value Fund	11,801

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021:

Qualified Dividend Income
JPMorgan Equity Focus Fund	$1,102
JPMorgan Equity Income Fund	662,251
JPMorgan Equity Premium Income Fund	4,607
JPMorgan Hedged Equity Fund	139,976
JPMorgan Hedged Equity 2 Fund	1,117
JPMorgan Hedged Equity 3 Fund	437
JPMorgan Large Cap Growth Fund	138,307
JPMorgan Large Cap Value Fund	18,876
JPMorgan U.S. Applied Data Science Value Fund	5,192
JPMorgan U.S. Equity Fund	234,262
JPMorgan U.S. GARP Equity Fund	9,509
JPMorgan U.S. Large Cap Core Plus Fund	41,364
JPMorgan U.S. Research Enhanced Equity Fund	67,146
JPMorgan U.S. Sustainable Leaders Fund	544
JPMorgan U.S. Value Fund	14,336

192	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-LCE-621

Annual Report

J.P. Morgan Equity Funds

June 30, 2021

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Index Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

Within U.S. equity markets, the S&P 500 Index returned 40.79%; the Russell 1000 Index returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell 2000 Index returned 62.03% for the twelve months ended June 30, 2021.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	40.54%
S&P 500 Index**	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$6,644,441

INVESTMENT OBJECTIVE***

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended June 30, 2021, the Fund’s Class I Shares largely performed in line with the Benchmark, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s investment objective and indexing strategy, as the Fund looks to generate returns that are comparable to those of the Benchmark.

U.S. equity markets provided positive returns for the period amid unprecedented monetary and fiscal support, the rollout of mass vaccinations and record high corporate earnings. During the period, the information technology and financials sectors were leading contributors to performance for the Fund and the Benchmark, while the utilities and real estate sectors made the smallest contributors to performance and no sectors detracted from performance.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Apple, Inc.	5.9%
2.	Microsoft Corp.	5.6
3.	Amazon.com, Inc.	4.0
4.	Facebook, Inc., Class A	2.3
5.	Alphabet, Inc., Class A	2.0
6.	Alphabet, Inc., Class C	2.0
7.	Berkshire Hathaway, Inc., Class B	1.4
8.	Tesla, Inc.	1.4
9.	NVIDIA Corp.	1.4
10.	JPMorgan Chase & Co.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	27.2%
Health Care	12.9
Consumer Discretionary	12.2
Financials	11.2
Communication Services	11.0
Industrials	8.5
Consumer Staples	5.8
Energy	2.8
Materials	2.6
Real Estate	2.5
Utilities	2.4
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		32.84%	15.87%	13.71%
Without Sales Charge		40.19	17.13	14.33
CLASS C SHARES	November 4, 1997
With CDSC**		38.35	16.41	13.68
Without CDSC		39.35	16.41	13.68
CLASS I SHARES	July 2, 1991	40.54	17.42	14.61
CLASS R6 SHARES	September 1, 2016	40.77	17.60	14.70

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	58.74%
S&P 1000 Index**	57.32%

Net Assets as of 6/30/21 (In Thousands)	$1,120,933

INVESTMENT OBJECTIVE***

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 1000 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the industrial cyclical and pharmaceutical sectors was the leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the retail and software & services sectors was the leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Customers Bancorp Inc. and Kulicke & Soffa Industries Inc. and its underweight position in Exelixis Inc. Shares of Customers Bancorp, a regional bank, rose amid better-than-expected earnings and revenue in the first quarter of 2021 and increased investor demand for value stocks. Shares of Kulicke & Soffa Brands Industries, a semiconductors equipment maker, rose amid growth in industry demand, several consecutive quarters of better-than-expected earnings and positive earnings forecasts from the company. Shares of Elelixis, a developer of pharmaceutical cancer treatments, fell after the company reported lower-than-expected earnings for the first quarter of 2021 and disappointing results from a drug candidate for late-stage liver cancer.

Leading individual detractors from relative performance included the Fund’s underweight positions in Gamestop Corp., Enphase Energy Inc. and its overweight position in Lannett Co.

Shares of Gamestop, a consumer electronics retail chain, rebounded sharply in early 2021 when users of an Internet forum largely orchestrated a run-up in the stock price in response to large short positions in the stock. Shares of Enphase Energy, a provider of systems to the solar energy sector, rose amid better-than-expected earnings and investor expectations that the incoming Biden administration would seek increased investment in renewable energy. Shares of Lannett, a generic pharmaceuticals company, fell amid consecutive quarters of lower-than-expected results and in May 2021 they were dropped from the S&P SmallCap 600 Index.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely follow the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. The Fund’s portfolio managers seek to invest in stocks that they believe are attractively valued and that have improving momentum characteristics. The portfolio managers strive to add value exclusively through security selection rather than sector, style or theme allocation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Camden Property Trust	0.5%
2.	Molina Healthcare, Inc.	0.5
3.	United Therapeutics Corp.	0.5
4.	Bio-Techne Corp.	0.5
5.	AECOM	0.5
6.	First Horizon Corp.	0.5
7.	Signature Bank	0.5
8.	UGI Corp.	0.4
9.	AGCO Corp.	0.4
10.	Arrow Electronics, Inc.	0.4

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	16.6%
Financials	14.7
Information Technology	12.7
Consumer Discretionary	12.7
Health Care	10.9
Real Estate	7.9
Materials	5.9
Consumer Staples	3.4
Utilities	2.7
Communication Services	2.2
Energy	2.0
Short-Term Investments	8.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 1998
With Sales Charge*		50.05%	12.10%	11.30%
Without Sales Charge		58.28	13.31	11.90
CLASS C SHARES	March 22, 1999
With CDSC**		56.62	12.72	11.35
Without CDSC		57.62	12.72	11.35
CLASS I SHARES	July 31, 1998	58.74	13.59	12.19
CLASS R2 SHARES	November 3, 2008	57.76	12.95	11.58
CLASS R6 SHARES	October 1, 2018	58.97	13.64	12.22

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Market Expansion Enhanced Index Fund and the S&P 1000 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Aerospace & Defense — 1.6%

Boeing Co. (The)*	100	23,984

General Dynamics Corp.	42	7,848

Howmet Aerospace, Inc.*	71	2,454

Huntington Ingalls Industries, Inc.	7	1,544

L3Harris Technologies, Inc.	37	8,069

Lockheed Martin Corp.	45	16,852

Northrop Grumman Corp.	27	9,908

Raytheon Technologies Corp.	276	23,539

Teledyne Technologies, Inc.*(a)	8	3,542

Textron, Inc.	41	2,827

TransDigm Group, Inc.*(a)	10	6,471

		107,038

Air Freight & Logistics — 0.7%

CH Robinson Worldwide, Inc.	24	2,269

Expeditors International of Washington, Inc.	31	3,894

FedEx Corp.	44	13,263

United Parcel Service, Inc., Class B	132	27,395

		46,821

Airlines — 0.3%

Alaska Air Group, Inc.*	23	1,367

American Airlines Group, Inc.*(a)	117	2,477

Delta Air Lines, Inc.*	116	5,039

Southwest Airlines Co.*	108	5,719

United Airlines Holdings, Inc.*(a)	59	3,081

		17,683

Auto Components — 0.1%

Aptiv plc*	49	7,750

BorgWarner, Inc.(a)	44	2,120

		9,870

Automobiles — 1.8%

Ford Motor Co.*	714	10,611

General Motors Co.*	232	13,756

Tesla, Inc.*	140	95,396

		119,763

Banks — 4.3%

Bank of America Corp.	1,373	56,623

Citigroup, Inc.	376	26,633

Citizens Financial Group, Inc.	78	3,558

Comerica, Inc.	25	1,814

Fifth Third Bancorp	128	4,901

First Republic Bank	32	5,999

Huntington Bancshares, Inc.	269	3,834

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

JPMorgan Chase & Co.(b)	551	85,747

KeyCorp	177	3,650

M&T Bank Corp.	23	3,405

People’s United Financial, Inc.	78	1,335

PNC Financial Services Group, Inc. (The)	77	14,760

Regions Financial Corp.	175	3,533

SVB Financial Group*	10	5,504

Truist Financial Corp.	245	13,593

US Bancorp	247	14,065

Wells Fargo & Co.	753	34,094

Zions Bancorp NA	30	1,577

		284,625

Beverages — 1.4%

Brown-Forman Corp., Class B	33	2,493

Coca-Cola Co. (The)	707	38,240

Constellation Brands, Inc., Class A	31	7,198

Molson Coors Beverage Co., Class B*(a)	34	1,842

Monster Beverage Corp.*	67	6,155

PepsiCo, Inc.	252	37,282

		93,210

Biotechnology — 1.8%

AbbVie, Inc.	322	36,231

Alexion Pharmaceuticals, Inc.*	40	7,395

Amgen, Inc.	105	25,505

Biogen, Inc.*	27	9,494

Gilead Sciences, Inc.	228	15,728

Incyte Corp.*	34	2,864

Regeneron Pharmaceuticals, Inc.*	19	10,650

Vertex Pharmaceuticals, Inc.*	47	9,506

		117,373

Building Products — 0.5%

Allegion plc	16	2,283

AO Smith Corp.	24	1,765

Carrier Global Corp.	149	7,230

Fortune Brands Home & Security, Inc.	25	2,511

Johnson Controls International plc	131	8,957

Masco Corp.	46	2,723

Trane Technologies plc	44	8,020

		33,489

Capital Markets — 3.0%

Ameriprise Financial, Inc.	21	5,253

Bank of New York Mellon Corp. (The)	147	7,527

BlackRock, Inc.	26	22,603

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Capital Markets — continued

Cboe Global Markets, Inc.	19	2,313

Charles Schwab Corp. (The)	273	19,888

CME Group, Inc.	65	13,909

Franklin Resources, Inc.	50	1,587

Goldman Sachs Group, Inc. (The)	62	23,515

Intercontinental Exchange, Inc.	102	12,165

Invesco Ltd.	69	1,842

MarketAxess Holdings, Inc.	7	3,207

Moody’s Corp.	29	10,624

Morgan Stanley	271	24,855

MSCI, Inc.	15	8,002

Nasdaq, Inc.	21	3,678

Northern Trust Corp.	38	4,383

Raymond James Financial, Inc.	22	2,893

S&P Global, Inc.	44	18,007

State Street Corp.	63	5,211

T. Rowe Price Group, Inc.	41	8,179

		199,641

Chemicals — 1.8%

Air Products and Chemicals, Inc.	40	11,595

Albemarle Corp.	21	3,581

Celanese Corp.	21	3,110

CF Industries Holdings, Inc.	39	2,010

Corteva, Inc.	134	5,953

Dow, Inc.	136	8,609

DuPont de Nemours, Inc.	97	7,502

Eastman Chemical Co.	25	2,903

Ecolab, Inc.	45	9,331

FMC Corp.	23	2,540

International Flavors & Fragrances, Inc.	45	6,773

Linde plc (United Kingdom)	95	27,388

LyondellBasell Industries NV, Class A	47	4,823

Mosaic Co. (The)	63	2,008

PPG Industries, Inc.	43	7,330

Sherwin-Williams Co. (The)	44	11,876

		117,332

Commercial Services & Supplies — 0.4%

Cintas Corp.	16	6,139

Copart, Inc.*	38	4,998

Republic Services, Inc.	38	4,219

Rollins, Inc.	40	1,379

Waste Management, Inc.	71	9,910

		26,645

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.8%

Arista Networks, Inc.*	10	3,626

Cisco Systems, Inc.	767	40,677

F5 Networks, Inc.*	11	2,027

Juniper Networks, Inc.	60	1,632

Motorola Solutions, Inc.	31	6,700

		54,662

Construction & Engineering — 0.0%(c)

Quanta Services, Inc.	25	2,298

Construction Materials — 0.1%

Martin Marietta Materials, Inc.	11	3,996

Vulcan Materials Co.	24	4,205

		8,201

Consumer Finance — 0.7%

American Express Co.	118	19,580

Capital One Financial Corp.	82	12,719

Discover Financial Services	56	6,568

Synchrony Financial	99	4,779

		43,646

Containers & Packaging — 0.3%

Amcor plc	281	3,218

Avery Dennison Corp.	15	3,178

Ball Corp.	60	4,843

International Paper Co.	71	4,374

Packaging Corp. of America	17	2,343

Sealed Air Corp.	28	1,640

Westrock Co.	48	2,579

		22,175

Distributors — 0.1%

Genuine Parts Co.	26	3,328

LKQ Corp.*	51	2,492

Pool Corp.	7	3,352

		9,172

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B*	345	95,931

Diversified Telecommunication Services — 1.2%

AT&T, Inc.	1,300	37,423

Lumen Technologies, Inc.	181	2,462

Verizon Communications, Inc.	754	42,245

		82,130

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.5%

Alliant Energy Corp.(a)	46	2,540

American Electric Power Co., Inc.	91	7,699

Duke Energy Corp.	140	13,830

Edison International	69	3,995

Entergy Corp.	37	3,643

Evergy, Inc.	42	2,523

Eversource Energy	63	5,019

Exelon Corp.	178	7,885

FirstEnergy Corp.	99	3,686

NextEra Energy, Inc.	357	26,177

NRG Energy, Inc.	45	1,796

Pinnacle West Capital Corp.	21	1,683

PPL Corp.	140	3,919

Southern Co. (The)	193	11,667

Xcel Energy, Inc.	98	6,457

		102,519

Electrical Equipment — 0.6%

AMETEK, Inc.	42	5,614

Eaton Corp. plc	73	10,754

Emerson Electric Co.	109	10,511

Generac Holdings, Inc.*	11	4,760

Rockwell Automation, Inc.	21	6,046

		37,685

Electronic Equipment, Instruments & Components — 0.6%

Amphenol Corp., Class A	109	7,445

CDW Corp.	26	4,459

Corning, Inc.	141	5,771

IPG Photonics Corp.*(a)	7	1,378

Keysight Technologies, Inc.*	34	5,181

TE Connectivity Ltd.	60	8,131

Trimble, Inc.*	46	3,740

Zebra Technologies Corp., Class A*	10	5,160

		41,265

Energy Equipment & Services — 0.2%

Baker Hughes Co.(a)	132	3,030

Halliburton Co.	162	3,746

NOV, Inc.*	71	1,090

Schlumberger NV	255	8,151

		16,017

Entertainment — 1.9%

Activision Blizzard, Inc.	142	13,505

Electronic Arts, Inc.	52	7,496

Live Nation Entertainment, Inc.*	26	2,305

INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — continued

Netflix, Inc.*	81	42,653

Take-Two Interactive Software, Inc.*	21	3,729

Walt Disney Co. (The)*	331	58,162

		127,850

Equity Real Estate Investment Trusts (REITs) — 2.5%

Alexandria Real Estate Equities, Inc.	25	4,545

American Tower Corp.	83	22,368

AvalonBay Communities, Inc.	25	5,306

Boston Properties, Inc.	26	2,964

Crown Castle International Corp.	79	15,356

Digital Realty Trust, Inc.	51	7,716

Duke Realty Corp.	68	3,234

Equinix, Inc.	16	13,094

Equity Residential	63	4,825

Essex Property Trust, Inc.	12	3,551

Extra Space Storage, Inc.	24	3,990

Federal Realty Investment Trust	13	1,510

Healthpeak Properties, Inc.	98	3,267

Host Hotels & Resorts, Inc.*	129	2,198

Iron Mountain, Inc.(a)	53	2,225

Kimco Realty Corp.	79	1,646

Mid-America Apartment Communities, Inc.	21	3,512

Prologis, Inc.	135	16,104

Public Storage	28	8,336

Realty Income Corp.	68	4,541

Regency Centers Corp.	29	1,843

SBA Communications Corp.	20	6,346

Simon Property Group, Inc.	60	7,807

UDR, Inc.	54	2,648

Ventas, Inc.	68	3,901

Vornado Realty Trust	29	1,334

Welltower, Inc.	76	6,319

Weyerhaeuser Co.	136	4,696

		165,182

Food & Staples Retailing — 1.3%

Costco Wholesale Corp.	81	31,855

Kroger Co. (The)	138	5,282

Sysco Corp.	93	7,244

Walgreens Boots Alliance, Inc.	131	6,874

Walmart, Inc.	250	35,262

		86,517

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food Products — 0.9%

Archer-Daniels-Midland Co.	102	6,166

Campbell Soup Co.(a)	37	1,686

Conagra Brands, Inc.(a)	87	3,180

General Mills, Inc.	111	6,768

Hershey Co. (The)	27	4,643

Hormel Foods Corp.	51	2,451

JM Smucker Co. (The)(a)	20	2,586

Kellogg Co.(a)	46	2,952

Kraft Heinz Co. (The)	118	4,814

Lamb Weston Holdings, Inc.	27	2,149

McCormick & Co., Inc. (Non-Voting)(a)	45	4,005

Mondelez International, Inc., Class A	256	15,974

Tyson Foods, Inc., Class A	54	3,960

		61,334

Gas Utilities — 0.0%(c)

Atmos Energy Corp.	24	2,287

Health Care Equipment & Supplies—3.6%

Abbott Laboratories	324	37,515

ABIOMED, Inc.*	8	2,575

Align Technology, Inc.*	13	8,013

Baxter International, Inc.	92	7,372

Becton Dickinson and Co.	53	12,880

Boston Scientific Corp.*	259	11,065

Cooper Cos., Inc. (The)	9	3,554

Danaher Corp.	116	31,025

Dentsply Sirona, Inc.	40	2,515

Dexcom, Inc.*	18	7,520

Edwards Lifesciences Corp.*	113	11,725

Hologic, Inc.*	47	3,113

IDEXX Laboratories, Inc.*(a)	16	9,809

Intuitive Surgical, Inc.*	22	19,832

Medtronic plc	245	30,414

ResMed, Inc.	27	6,533

STERIS plc	18	3,668

Stryker Corp.	60	15,504

Teleflex, Inc.	9	3,420

West Pharmaceutical Services, Inc.	13	4,828

Zimmer Biomet Holdings, Inc.	38	6,106

		238,986

Health Care Providers & Services — 2.6%

AmerisourceBergen Corp.	27	3,084

Anthem, Inc.	45	17,024

Cardinal Health, Inc.	53	3,017

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued

Centene Corp.*	106	7,740

Cigna Corp.	62	14,815

CVS Health Corp.	240	20,006

DaVita, Inc.*	13	1,537

HCA Healthcare, Inc.	48	9,895

Henry Schein, Inc.*	26	1,901

Humana, Inc.	23	10,402

Laboratory Corp. of America Holdings*	18	4,905

McKesson Corp.	29	5,509

Quest Diagnostics, Inc.	24	3,140

UnitedHealth Group, Inc.	172	68,821

Universal Health Services, Inc., Class B	14	2,079

		173,875

Health Care Technology — 0.1%

Cerner Corp.	55	4,289

Hotels, Restaurants & Leisure — 2.0%

Booking Holdings, Inc.*	7	16,358

Caesars Entertainment, Inc.*	38	3,943

Carnival Corp.*(a)	145	3,832

Chipotle Mexican Grill, Inc.*	5	7,949

Darden Restaurants, Inc.	24	3,479

Domino’s Pizza, Inc.	7	3,299

Expedia Group, Inc.*	26	4,217

Hilton Worldwide Holdings, Inc.*	51	6,119

Las Vegas Sands Corp.*	60	3,152

Marriott International, Inc., Class A*	49	6,639

McDonald’s Corp.	136	31,390

MGM Resorts International	74	3,162

Norwegian Cruise Line Holdings Ltd.*(a)	67	1,981

Penn National Gaming, Inc.*	27	2,069

Royal Caribbean Cruises Ltd.*	40	3,400

Starbucks Corp.	215	23,993

Wynn Resorts Ltd.*	19	2,344

Yum! Brands, Inc.	54	6,241

		133,567

Household Durables — 0.4%

DR Horton, Inc.	60	5,398

Garmin Ltd.	27	3,948

Leggett & Platt, Inc.	24	1,257

Lennar Corp., Class A	50	4,989

Mohawk Industries, Inc.*	11	2,050

Newell Brands, Inc.	69	1,894

NVR, Inc.*	1	3,098

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — continued

PulteGroup, Inc.	48	2,628

Whirlpool Corp.	11	2,487

		27,749

Household Products — 1.3%

Church & Dwight Co., Inc.	45	3,806

Clorox Co. (The)	23	4,075

Colgate-Palmolive Co.	154	12,533

Kimberly-Clark Corp.	61	8,221

Procter & Gamble Co. (The)	446	60,161

		88,796

Independent Power and Renewable Electricity Producers — 0.0%(c)

AES Corp. (The)	121	3,163

Industrial Conglomerates — 1.2%

3M Co.(a)	106	20,969

General Electric Co.(a)	1,599	21,519

Honeywell International, Inc.	126	27,745

Roper Technologies, Inc.	19	9,012

		79,245

Insurance — 1.8%

Aflac, Inc.	115	6,177

Allstate Corp. (The)	55	7,111

American International Group, Inc.	156	7,439

Aon plc, Class A	41	9,812

Arthur J Gallagher & Co.	37	5,227

Assurant, Inc.	11	1,723

Chubb Ltd.	82	13,017

Cincinnati Financial Corp.	27	3,182

Everest Re Group Ltd.	7	1,840

Globe Life, Inc.	17	1,645

Hartford Financial Services Group, Inc. (The)	65	4,031

Lincoln National Corp.	33	2,048

Loews Corp.	41	2,226

Marsh & McLennan Cos., Inc.	93	13,028

MetLife, Inc.	136	8,110

Principal Financial Group, Inc.	46	2,911

Progressive Corp. (The)	107	10,466

Prudential Financial, Inc.	72	7,353

Travelers Cos., Inc. (The)	46	6,857

Unum Group	37	1,056

Willis Towers Watson plc	23	5,403

WR Berkley Corp.	26	1,899

		122,561

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 6.5%

Alphabet, Inc., Class A*	55	133,739

Alphabet, Inc., Class C*	52	129,973

Facebook, Inc., Class A*	436	151,725

Twitter, Inc.*	145	10,002

		425,439

Internet & Direct Marketing Retail — 4.2%

Amazon.com, Inc.*	78	268,570

eBay, Inc.	118	8,275

Etsy, Inc.*	23	4,765

		281,610

IT Services — 5.2%

Accenture plc, Class A	116	34,125

Akamai Technologies, Inc.*	30	3,461

Automatic Data Processing, Inc.	77	15,392

Broadridge Financial Solutions, Inc.	21	3,416

Cognizant Technology Solutions Corp., Class A	96	6,652

DXC Technology Co.*	46	1,807

Fidelity National Information Services, Inc.	113	16,000

Fiserv, Inc.*	108	11,594

FleetCor Technologies, Inc.*	15	3,887

Gartner, Inc.*	16	3,797

Global Payments, Inc.	54	10,083

International Business Machines Corp.	163	23,854

Jack Henry & Associates, Inc.(a)	14	2,212

Mastercard, Inc., Class A	159	58,164

Paychex, Inc.	58	6,267

PayPal Holdings, Inc.*	214	62,358

VeriSign, Inc.*	18	4,110

Visa, Inc., Class A	308	72,040

Western Union Co. (The)	75	1,712

		340,931

Leisure Products — 0.0%(c)

Hasbro, Inc.	23	2,202

Life Sciences Tools & Services — 1.3%

Agilent Technologies, Inc.	55	8,168

Bio-Rad Laboratories, Inc., Class A*	4	2,529

Charles River Laboratories International, Inc.*	9	3,386

Illumina, Inc.*	27	12,582

IQVIA Holdings, Inc.*	35	8,458

Mettler-Toledo International, Inc.*	4	5,871

PerkinElmer, Inc.	20	3,152

Thermo Fisher Scientific, Inc.	72	36,108

Waters Corp.*	11	3,884

		84,138

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 1.7%

Caterpillar, Inc.	100	21,711

Cummins, Inc.	27	6,492

Deere & Co.	57	20,037

Dover Corp.	26	3,947

Fortive Corp.	62	4,300

IDEX Corp.	14	3,043

Illinois Tool Works, Inc.	52	11,703

Ingersoll Rand, Inc.*	68	3,318

Otis Worldwide Corp.	73	6,007

PACCAR, Inc.	63	5,643

Parker-Hannifin Corp.	24	7,218

Pentair plc	30	2,043

Snap-on, Inc.	10	2,201

Stanley Black & Decker, Inc.	29	6,029

Westinghouse Air Brake Technologies Corp.	32	2,663

Xylem, Inc.	33	3,933

		110,288

Media — 1.3%

Charter Communications, Inc., Class A*	25	18,095

Comcast Corp., Class A	835	47,611

Discovery, Inc., Class A*(a)	31	942

Discovery, Inc., Class C*(a)	55	1,586

DISH Network Corp., Class A*	45	1,891

Fox Corp., Class A	60	2,211

Fox Corp., Class B	28	974

Interpublic Group of Cos., Inc. (The)	72	2,328

News Corp., Class A	71	1,836

News Corp., Class B	22	540

Omnicom Group, Inc.	39	3,133

ViacomCBS, Inc.	110	4,985

		86,132

Metals & Mining — 0.4%

Freeport-McMoRan, Inc.	267	9,905

Newmont Corp.	146	9,247

Nucor Corp.	54	5,228

		24,380

Multiline Retail — 0.5%

Dollar General Corp.	43	9,308

Dollar Tree, Inc.*	42	4,203

Target Corp.	90	21,781

		35,292

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 0.7%

Ameren Corp.	47	3,725

CenterPoint Energy, Inc.	106	2,592

CMS Energy Corp.	53	3,114

Consolidated Edison, Inc.	62	4,478

Dominion Energy, Inc.	147	10,807

DTE Energy Co.	35	4,572

NiSource, Inc.	71	1,750

Public Service Enterprise Group, Inc.	92	5,495

Sempra Energy	57	7,602

WEC Energy Group, Inc.	57	5,110

		49,245

Oil, Gas & Consumable Fuels — 2.6%

APA Corp.	69	1,489

Cabot Oil & Gas Corp.(a)	73	1,271

Chevron Corp.	352	36,867

ConocoPhillips	246	14,966

Devon Energy Corp.	108	3,167

Diamondback Energy, Inc.	33	3,095

EOG Resources, Inc.	106	8,868

Exxon Mobil Corp.	771	48,634

Hess Corp.	50	4,365

Kinder Morgan, Inc.	355	6,466

Marathon Oil Corp.	144	1,955

Marathon Petroleum Corp.	116	7,010

Occidental Petroleum Corp.	153	4,784

ONEOK, Inc.	81	4,515

Phillips 66	80	6,843

Pioneer Natural Resources Co.	42	6,859

Valero Energy Corp.	74	5,812

Williams Cos., Inc. (The)	221	5,874

		172,840

Personal Products — 0.2%

Estee Lauder Cos., Inc. (The), Class A	42	13,433

Pharmaceuticals — 3.6%

Bristol-Myers Squibb Co.	407	27,185

Catalent, Inc.*	31	3,354

Eli Lilly & Co.	145	33,272

Johnson & Johnson	480	79,007

Merck & Co., Inc.	461	35,862

Organon & Co.*	46	1,394

Perrigo Co. plc	24	1,115

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Pfizer, Inc.	1,019	39,921

Viatris, Inc.	220	3,146

Zoetis, Inc.	86	16,113

		240,369

Professional Services — 0.4%

Equifax, Inc.	22	5,308

IHS Markit Ltd.	68	7,686

Jacobs Engineering Group, Inc.	24	3,164

Leidos Holdings, Inc.	24	2,448

Nielsen Holdings plc	65	1,611

Robert Half International, Inc.	21	1,827

Verisk Analytics, Inc.	30	5,158

		27,202

Real Estate Management & Development — 0.1%

CBRE Group, Inc., Class A*	61	5,241

Road & Rail — 1.0%

CSX Corp.	414	13,275

JB Hunt Transport Services, Inc.	15	2,477

Kansas City Southern	17	4,693

Norfolk Southern Corp.	46	12,096

Old Dominion Freight Line, Inc.	17	4,395

Union Pacific Corp.	121	26,607

		63,543

Semiconductors & Semiconductor Equipment — 5.8%

Advanced Micro Devices, Inc.*	221	20,784

Analog Devices, Inc.	67	11,564

Applied Materials, Inc.	167	23,798

Broadcom, Inc.	74	35,457

Enphase Energy, Inc.*	25	4,538

Intel Corp.	735	41,285

KLA Corp.	28	9,050

Lam Research Corp.	26	16,901

Maxim Integrated Products, Inc.*	49	5,149

Microchip Technology, Inc.	50	7,459

Micron Technology, Inc.*	204	17,355

Monolithic Power Systems, Inc.	8	2,925

NVIDIA Corp.	113	90,778

NXP Semiconductors NV (China)	50	10,331

Qorvo, Inc.*	21	4,012

QUALCOMM, Inc.	205	29,362

Skyworks Solutions, Inc.	30	5,765

Teradyne, Inc.	30	4,056

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Texas Instruments, Inc.	168	32,343

Xilinx, Inc.	45	6,476

		379,388

Software — 8.9%

Adobe, Inc.*	87	50,980

ANSYS, Inc.*	16	5,509

Autodesk, Inc.*	40	11,696

Cadence Design Systems, Inc.*	51	6,934

Citrix Systems, Inc.	23	2,652

Fortinet, Inc.*(a)	25	5,880

Intuit, Inc.	50	24,393

Microsoft Corp.	1,372	371,571

NortonLifeLock, Inc.	106	2,875

Oracle Corp.	331	25,752

Paycom Software, Inc.*	9	3,252

PTC, Inc.*	19	2,706

salesforce.com, Inc.*	169	41,194

ServiceNow, Inc.*	36	19,761

Synopsys, Inc.*	28	7,662

Tyler Technologies, Inc.*	7	3,356

		586,173

Specialty Retail — 2.2%

Advance Auto Parts, Inc.	12	2,445

AutoZone, Inc.*	4	5,875

Best Buy Co., Inc.	41	4,668

CarMax, Inc.*	30	3,837

Gap, Inc. (The)	38	1,273

Home Depot, Inc. (The)	194	61,748

L Brands, Inc.	43	3,074

Lowe’s Cos., Inc.	129	24,971

O’Reilly Automotive, Inc.*	13	7,194

Ross Stores, Inc.	65	8,053

TJX Cos., Inc. (The)	220	14,808

Tractor Supply Co.	21	3,905

Ulta Beauty, Inc.*	10	3,448

		145,299

Technology Hardware, Storage & Peripherals — 6.3%

Apple, Inc.	2,857	391,258

Hewlett Packard Enterprise Co.	238	3,468

HP, Inc.	219	6,605

NetApp, Inc.	41	3,317

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Technology Hardware, Storage & Peripherals — 6.3%

Seagate Technology Holdings plc (Ireland)	36	3,189

Western Digital Corp.*	56	3,972

		411,809

Textiles, Apparel & Luxury Goods — 0.7%

Hanesbrands, Inc.	64	1,187

NIKE, Inc., Class B	232	35,871

PVH Corp.*	13	1,396

Ralph Lauren Corp.	9	1,035

Tapestry, Inc.*	51	2,208

Under Armour, Inc., Class A*	34	727

Under Armour, Inc., Class C*	36	665

VF Corp.	59	4,804

		47,893

Tobacco — 0.7%

Altria Group, Inc.	337	16,070

Philip Morris International, Inc.	284	28,131

		44,201

Trading Companies & Distributors — 0.2%

Fastenal Co.	105	5,439

United Rentals, Inc.*	13	4,205

WW Grainger, Inc.	8	3,492

		13,136

Water Utilities — 0.1%

American Water Works Co., Inc.	33	5,094

Wireless Telecommunication Services — 0.2%

T-Mobile US, Inc.*	107	15,457

Total Common Stocks (Cost $2,701,314)		6,615,327

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.8%

Investment Companies — 0.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%(d)(e) (Cost $26,043)	26,043	26,043

Investment of Cash Collateral from Securities Loaned — 0.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08%(d)(e)	25,407	25,407

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03%(d)(e)	4,179	4,179

Total Investment of Cash Collateral from Securities Loaned (Cost $29,587)		29,586

Total Short-Term Investments (Cost $55,630)		55,629

Total Investments — 100.4% (Cost $2,756,944)		6,670,956
Liabilities in Excess of Other Assets — (0.4)%		(26,515)

NET ASSETS — 100.0%		6,644,441

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $28,583.
(b)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P 500 E-Mini Index	141	09/2021	USD	30,234	458

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%

Aerospace & Defense — 0.7%

Aerojet Rocketdyne Holdings, Inc.(a)	25	1,193

Axon Enterprise, Inc.*(a)	20	3,448

Curtiss-Wright Corp.	13	1,591

Hexcel Corp.*	29	1,816

Triumph Group, Inc.*	15	307

		8,355

Air Freight & Logistics — 0.9%

Atlas Air Worldwide Holdings, Inc.*(a)	8	545

Echo Global Logistics, Inc.*	9	280

Forward Air Corp.	10	898

Hub Group, Inc., Class A*	57	3,745

XPO Logistics, Inc.*	35	4,909

		10,377

Airlines — 0.3%

Hawaiian Holdings, Inc.*	27	663

JetBlue Airways Corp.*	170	2,852

		3,515

Auto Components — 1.7%

Adient plc*	29	1,329

American Axle & Manufacturing Holdings, Inc.*	45	467

Dana, Inc.	105	2,490

Fox Factory Holding Corp.*	7	1,074

Gentex Corp.	78	2,594

Gentherm, Inc.*	10	739

Goodyear Tire & Rubber Co. (The)*	222	3,801

LCI Industries	8	1,025

Lear Corp.(a)	29	5,153

Patrick Industries, Inc.	9	635

		19,307

Automobiles — 0.5%

Harley-Davidson, Inc.	49	2,226

Thor Industries, Inc.	18	2,050

Winnebago Industries, Inc.	12	843

		5,119

Banks — 7.4%

Ameris Bancorp	22	1,134

Associated Banc-Corp.	116	2,373

Banc of California, Inc.	12	216

BancorpSouth Bank	34	967

Bank OZK(a)	40	1,692

Banner Corp.	46	2,511

Berkshire Hills Bancorp, Inc.(a)	48	1,305

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Boston Private Financial Holdings, Inc.	24	358

Brookline Bancorp, Inc.	23	342

Cadence BanCorp	37	770

Cathay General Bancorp	25	977

CIT Group, Inc.	34	1,744

Columbia Banking System, Inc.	20	765

Commerce Bancshares, Inc.	34	2,520

Cullen/Frost Bankers, Inc.	8	885

Customers Bancorp, Inc.*	79	3,086

Dime Community Bancshares, Inc.	15	512

Eagle Bancorp, Inc.	45	2,546

East West Bancorp, Inc.	55	3,975

First BanCorp (Puerto Rico)	75	892

First Commonwealth Financial Corp.	35	485

First Financial Bancorp	13	312

First Horizon Corp.	313	5,413

First Midwest Bancorp, Inc.	117	2,316

FNB Corp.	105	1,288

Fulton Financial Corp.	65	1,028

Great Western Bancorp, Inc.	21	702

Hancock Whitney Corp.	68	3,031

Hanmi Financial Corp.	44	840

Hope Bancorp, Inc.	51	726

Independent Bank Group, Inc.	12	866

International Bancshares Corp.	17	739

NBT Bancorp, Inc.	11	389

OFG Bancorp (Puerto Rico)	17	369

Pacific Premier Bancorp, Inc.	78	3,303

PacWest Bancorp	39	1,618

Pinnacle Financial Partners, Inc.(a)	26	2,290

Prosperity Bancshares, Inc.	30	2,160

Signature Bank	22	5,355

Sterling Bancorp	71	1,748

Synovus Financial Corp.	54	2,348

Texas Capital Bancshares, Inc.*	16	1,041

Triumph Bancorp, Inc.*	7	535

Trustmark Corp.	20	629

UMB Financial Corp.	12	1,080

Umpqua Holdings Corp.	74	1,362

United Bankshares, Inc.(a)	41	1,478

United Community Banks, Inc.	88	2,816

Valley National Bancorp	127	1,699

Veritex Holdings, Inc.	17	617

Webster Financial Corp.	30	1,595

Wintrust Financial Corp.	39	2,959

		82,707

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Beverages — 0.3%

Boston Beer Co., Inc. (The), Class A*	3	3,165

Coca-Cola Consolidated, Inc.	2	603

		3,768

Biotechnology — 1.8%

Arrowhead Pharmaceuticals, Inc.*	50	4,166

Eagle Pharmaceuticals, Inc.*	35	1,494

Emergent BioSolutions, Inc.*	5	296

Exelixis, Inc.*	277	5,045

Myriad Genetics, Inc.*	21	654

REGENXBIO, Inc.*	75	2,894

Spectrum Pharmaceuticals, Inc.*(a)	100	375

United Therapeutics Corp.*	32	5,696

		20,620

Building Products — 1.6%

American Woodmark Corp.*	5	425

Apogee Enterprises, Inc.	9	367

Builders FirstSource, Inc.*(a)	112	4,756

Gibraltar Industries, Inc.*	10	733

Griffon Corp.	16	413

Lennox International, Inc.(a)	8	2,826

Owens Corning	33	3,201

Quanex Building Products Corp.	30	735

Resideo Technologies, Inc.*	40	1,203

UFP Industries, Inc.	41	3,075

		17,734

Capital Markets — 2.0%

Affiliated Managers Group, Inc.	14	2,174

Blucora, Inc.*	40	691

Brightsphere Investment Group, Inc.	43	1,012

Donnelley Financial Solutions, Inc.*	16	512

Evercore, Inc., Class A	14	1,907

FactSet Research Systems, Inc.	12	4,027

Federated Hermes, Inc.	32	1,072

Jefferies Financial Group, Inc.	126	4,302

Piper Sandler Cos.	4	531

SEI Investments Co.	4	275

Stifel Financial Corp.(a)	49	3,210

Virtus Investment Partners, Inc.	10	2,861

		22,574

Chemicals — 2.6%

Ashland Global Holdings, Inc.(a)	41	3,561

Avient Corp.	73	3,583

Cabot Corp.	17	988

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Ferro Corp.*	24	516

FutureFuel Corp.	40	384

Hawkins, Inc.	6	197

HB Fuller Co.	50	3,193

Ingevity Corp.*	40	3,222

Koppers Holdings, Inc.*	37	1,200

Kraton Corp.*	11	349

Minerals Technologies, Inc.	17	1,372

RPM International, Inc.	47	4,158

Scotts Miracle-Gro Co. (The)	13	2,572

Sensient Technologies Corp.(a)	14	1,177

Trinseo SA	13	772

Valvoline, Inc.	62	2,016

		29,260

Commercial Services & Supplies — 1.6%

ABM Industries, Inc.	22	984

Brady Corp., Class A	17	975

Brink’s Co. (The)(a)	32	2,491

Clean Harbors, Inc.*	38	3,540

Deluxe Corp.	15	697

Herman Miller, Inc.	27	1,266

HNI Corp.	18	781

IAA, Inc.*	43	2,340

Interface, Inc.	21	315

KAR Auction Services, Inc.*(a)	41	716

Matthews International Corp., Class A	11	381

Pitney Bowes, Inc.	49	427

Stericycle, Inc.*	8	565

Tetra Tech, Inc.	17	2,096

Viad Corp.*	6	319

		17,893

Communications Equipment — 0.5%

ADTRAN, Inc.	18	366

Ciena Corp.*	48	2,730

Comtech Telecommunications Corp.(a)	10	244

Digi International, Inc.*	11	217

Extreme Networks, Inc.*	38	424

Lumentum Holdings, Inc.*	7	591

Viavi Solutions, Inc.*	71	1,261

		5,833

Construction & Engineering — 1.8%

AECOM*	88	5,590

Arcosa, Inc.	17	1,004

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Construction & Engineering — continued

Comfort Systems USA, Inc.	32	2,500

EMCOR Group, Inc.	38	4,726

Fluor Corp.*	14	253

MasTec, Inc.*	36	3,830

Matrix Service Co.*	20	209

MYR Group, Inc.*	5	464

Valmont Industries, Inc.	7	1,629

		20,205

Construction Materials — 0.2%

Eagle Materials, Inc.	10	1,421

US Concrete, Inc.*	6	413

		1,834

Consumer Finance — 0.8%

Encore Capital Group, Inc.*(a)	10	493

Enova International, Inc.*	11	387

EZCORP, Inc., Class A*	29	172

FirstCash, Inc.	14	1,047

Green Dot Corp., Class A*	16	768

LendingTree, Inc.*	2	466

Navient Corp.	78	1,512

PROG Holdings, Inc.	22	1,046

SLM Corp.	140	2,928

		8,819

Containers & Packaging — 0.6%

AptarGroup, Inc.	7	1,028

Greif, Inc., Class A	7	406

O-I Glass, Inc.*	48	782

Silgan Holdings, Inc.	51	2,100

Sonoco Products Co.	31	2,094

		6,410

Diversified Consumer Services — 0.5%

Adtalem Global Education, Inc.*	17	588

American Public Education, Inc.*	26	740

Graham Holdings Co., Class B	2	1,140

Grand Canyon Education, Inc.*	6	540

Service Corp. International	15	815

Strategic Education, Inc.	9	654

WW International, Inc.*	17	622

		5,099

Diversified Telecommunication Services — 0.3%

ATN International, Inc.	3	146

Cogent Communications Holdings, Inc.	13	1,015

Consolidated Communications Holdings, Inc.*	262	2,300

		3,461

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 0.9%

Hawaiian Electric Industries, Inc.	96	4,072

IDACORP, Inc.	40	3,858

OGE Energy Corp.	79	2,642

		10,572

Electrical Equipment — 2.0%

Acuity Brands, Inc.(a)	13	2,394

AZZ, Inc.	8	414

Encore Wire Corp.	23	1,773

EnerSys(a)	15	1,449

Hubbell, Inc.	18	3,360

nVent Electric plc	142	4,445

Powell Industries, Inc.	35	1,086

Regal Beloit Corp.(a)	34	4,600

Sunrun, Inc.*(a)	49	2,711

		22,232

Electronic Equipment, Instruments & Components — 4.0%

Advanced Energy Industries, Inc.	13	1,521

Arrow Electronics, Inc.*	46	5,229

Avnet, Inc.	94	3,765

Bel Fuse, Inc., Class B(a)	24	340

Belden, Inc.	12	628

Benchmark Electronics, Inc.	12	344

Cognex Corp.	44	3,732

Coherent, Inc.*	7	1,928

Fabrinet (Thailand)*(a)	41	3,883

Insight Enterprises, Inc.*	22	2,210

Itron, Inc.*	13	1,330

Jabil, Inc.	86	5,004

Littelfuse, Inc.	7	1,735

OSI Systems, Inc.*	6	569

Sanmina Corp.*(a)	86	3,351

SYNNEX Corp.	41	5,017

TTM Technologies, Inc.*	28	399

Vishay Intertechnology, Inc.	86	1,950

Vontier Corp.	54	1,753

		44,688

Energy Equipment & Services — 0.6%

Bristow Group, Inc.*	9	236

ChampionX Corp.*	125	3,209

Helmerich & Payne, Inc.	22	718

Nabors Industries Ltd.*	2	194

Oceaneering International, Inc.*	35	537

Oil States International, Inc.*(a)	21	161

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Energy Equipment & Services — continued

Patterson-UTI Energy, Inc.	71	710

ProPetro Holding Corp.*	85	776

US Silica Holdings, Inc.*	22	250

		6,791

Entertainment — 0.1%

Cinemark Holdings, Inc.*	35	766

Marcus Corp. (The)*(a)	10	208

		974

Equity Real Estate Investment Trusts (REITs) — 7.8%

Acadia Realty Trust	20	435

Agree Realty Corp.	18	1,283

Alexander & Baldwin, Inc.	56	1,031

American Assets Trust, Inc.	15	571

American Campus Communities, Inc.	11	498

Armada Hoffler Properties, Inc.	18	234

Brixmor Property Group, Inc.	127	2,896

Camden Property Trust	46	6,111

CareTrust REIT, Inc.	29	671

Centerspace	10	773

Chatham Lodging Trust*	15	189

Community Healthcare Trust, Inc.	7	332

CoreSite Realty Corp.	6	754

Corporate Office Properties Trust	117	3,282

Cousins Properties, Inc.	75	2,761

CyrusOne, Inc.	39	2,761

DiamondRock Hospitality Co.*	62	604

Douglas Emmett, Inc.(a)	52	1,731

EastGroup Properties, Inc.	3	460

EPR Properties*	10	543

Essential Properties Realty Trust, Inc.	32	863

First Industrial Realty Trust, Inc.	61	3,170

Four Corners Property Trust, Inc.	43	1,190

Getty Realty Corp.	5	167

Global Net Lease, Inc.	91	1,676

Healthcare Realty Trust, Inc.	42	1,268

Highwoods Properties, Inc.	95	4,284

Hudson Pacific Properties, Inc.(a)	30	843

Independence Realty Trust, Inc.	28	503

Innovative Industrial Properties, Inc.(a)	10	1,891

JBG SMITH Properties	40	1,248

Kilroy Realty Corp.	35	2,434

Kite Realty Group Trust	56	1,237

Life Storage, Inc.	30	3,231

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Medical Properties Trust, Inc.	180	3,618

National Retail Properties, Inc.	26	1,200

National Storage Affiliates Trust	42	2,144

NexPoint Residential Trust, Inc.	17	930

Omega Healthcare Investors, Inc.	30	1,096

Park Hotels & Resorts, Inc.*	129	2,651

Pebblebrook Hotel Trust	10	237

Physicians Realty Trust	41	757

PotlatchDeltic Corp.	42	2,235

Rayonier, Inc.	13	456

Retail Opportunity Investments Corp.	71	1,254

Rexford Industrial Realty, Inc.	15	854

RPT Realty	31	404

Sabra Health Care REIT, Inc.	154	2,800

Saul Centers, Inc.(a)	4	167

Service Properties Trust	98	1,236

SITE Centers Corp.	99	1,494

Spirit Realty Capital, Inc.	72	3,440

STORE Capital Corp.	61	2,105

Summit Hotel Properties, Inc.*	72	673

Uniti Group, Inc.	78	829

Urban Edge Properties	71	1,352

Urstadt Biddle Properties, Inc., Class A	17	324

Weingarten Realty Investors	71	2,279

Xenia Hotels & Resorts, Inc.*	87	1,626

		88,086

Food & Staples Retailing — 0.6%

Andersons, Inc. (The)	31	943

BJ’s Wholesale Club Holdings, Inc.*(a)	39	1,875

SpartanNash Co.(a)	12	233

Sprouts Farmers Market, Inc.*(a)	120	2,987

United Natural Foods, Inc.*	19	714

		6,752

Food Products — 1.7%

Cal-Maine Foods, Inc.	10	344

Darling Ingredients, Inc.*	53	3,604

Flowers Foods, Inc.	82	1,975

Hain Celestial Group, Inc. (The)*(a)	26	1,055

Ingredion, Inc.	38	3,435

J&J Snack Foods Corp.	2	331

John B Sanfilippo & Son, Inc.	3	301

Pilgrim’s Pride Corp.*	61	1,351

Post Holdings, Inc.*	20	2,202

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food Products — continued

Sanderson Farms, Inc.	7	1,241

Seneca Foods Corp., Class A*	9	483

Simply Good Foods Co. (The)*	27	975

TreeHouse Foods, Inc.*	33	1,483

		18,780

Gas Utilities — 0.8%

National Fuel Gas Co.	34	1,763

New Jersey Resources Corp.	30	1,168

Spire, Inc.	16	1,178

UGI Corp.(a)	113	5,245

		9,354

Health Care Equipment & Supplies — 2.7%

Avanos Medical, Inc.*	15	527

CONMED Corp.	8	1,113

Cutera, Inc.*(a)	5	255

Envista Holdings Corp.*(a)	114	4,944

Globus Medical, Inc., Class A*	25	1,915

Haemonetics Corp.*	15	1,026

Hill-Rom Holdings, Inc.	39	4,385

Inogen, Inc.*	7	456

Integer Holdings Corp.*	10	970

Integra LifeSciences Holdings Corp.*	23	1,549

Lantheus Holdings, Inc.*	89	2,460

LivaNova plc*	14	1,178

Masimo Corp.*	3	776

Meridian Bioscience, Inc.*(a)	19	415

Merit Medical Systems, Inc.*	16	1,047

Natus Medical, Inc.*	11	296

Neogen Corp.*	4	175

NuVasive, Inc.*	56	3,782

Orthofix Medical, Inc.*	16	630

Penumbra, Inc.*(a)	8	2,192

Varex Imaging Corp.*(a)	13	349

		30,440

Health Care Providers & Services — 4.2%

Acadia Healthcare Co., Inc.*	28	1,770

Addus HomeCare Corp.*	5	419

Amedisys, Inc.*	12	2,866

AMN Healthcare Services, Inc.*	42	4,030

Chemed Corp.	5	2,467

Covetrus, Inc.*	30	799

Cross Country Healthcare, Inc.*	13	218

Encompass Health Corp.	30	2,372

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued

Ensign Group, Inc. (The)	16	1,413

HealthEquity, Inc.*	22	1,754

LHC Group, Inc.*	11	2,123

Magellan Health, Inc.*	29	2,776

MEDNAX, Inc.*	31	949

ModivCare, Inc.*	15	2,483

Molina Healthcare, Inc.*	24	6,071

Owens & Minor, Inc.	56	2,354

R1 RCM, Inc.*	37	827

RadNet, Inc.*	14	465

Select Medical Holdings Corp.	96	4,057

Tenet Healthcare Corp.*(a)	74	4,923

Tivity Health, Inc.*(a)	75	1,976

		47,112

Health Care Technology — 0.6%

Allscripts Healthcare Solutions, Inc.*(a)	62	1,155

HealthStream, Inc.*	10	265

NextGen Healthcare, Inc.*	181	2,999

Omnicell, Inc.*	13	2,029

		6,448

Hotels, Restaurants & Leisure — 1.9%

BJ’s Restaurants, Inc.*(a)	8	378

Bloomin’ Brands, Inc.*	24	662

Boyd Gaming Corp.*	27	1,654

Cheesecake Factory, Inc. (The)*(a)	18	948

Churchill Downs, Inc.	3	654

Cracker Barrel Old Country Store, Inc.(a)	5	776

Dave & Buster’s Entertainment, Inc.*	16	666

Dine Brands Global, Inc.*	16	1,409

Jack in the Box, Inc.	8	914

Marriott Vacations Worldwide Corp.*	13	2,103

Papa John’s International, Inc.	8	836

Ruth’s Hospitality Group, Inc.*	7	168

Scientific Games Corp.*	20	1,549

Six Flags Entertainment Corp.*	57	2,472

Texas Roadhouse, Inc.	19	1,842

Travel + Leisure Co.	38	2,229

Wendy’s Co. (The)	42	972

Wyndham Hotels & Resorts, Inc.	22	1,590

		21,822

Household Durables — 1.5%

Cavco Industries, Inc.*	3	600

Helen of Troy Ltd.*(a)	8	1,822

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — continued

iRobot Corp.*(a)	9	859

KB Home	29	1,193

La-Z-Boy, Inc.	15	548

M/I Homes, Inc.*	9	505

Meritage Homes Corp.*	12	1,129

Taylor Morrison Home Corp.*	42	1,097

Tempur Sealy International, Inc.	62	2,437

Toll Brothers, Inc.	37	2,116

Tri Pointe Homes, Inc.*	166	3,552

Universal Electronics, Inc.*	9	432

		16,290

Household Products — 0.5%

Central Garden & Pet Co.*(a)	33	1,752

Central Garden & Pet Co., Class A*	67	3,227

Energizer Holdings, Inc.	21	915

		5,894

Industrial Conglomerates — 0.3%

Carlisle Cos., Inc.	19	3,680

Insurance — 3.5%

Alleghany Corp.*	8	5,046

American Equity Investment Life Holding Co.	47	1,513

American Financial Group, Inc.	31	3,862

Assured Guaranty Ltd.	38	1,818

Brighthouse Financial, Inc.*	16	747

Brown & Brown, Inc.	28	1,501

CNO Financial Group, Inc.	40	947

eHealth, Inc.*(a)	8	473

First American Financial Corp.	61	3,791

Hanover Insurance Group, Inc. (The)	12	1,618

Horace Mann Educators Corp.(a)	14	516

James River Group Holdings Ltd.	11	394

Kemper Corp.	20	1,493

Old Republic International Corp.	139	3,458

Primerica, Inc.	18	2,772

Reinsurance Group of America, Inc.	26	2,941

RenaissanceRe Holdings Ltd. (Bermuda)	16	2,411

Selective Insurance Group, Inc.	19	1,540

Stewart Information Services Corp.	37	2,086

		38,927

INVESTMENTS	SHARES (000)		VALUE ($000)

Interactive Media & Services — 0.7%

QuinStreet, Inc.*(a)	43		799

TripAdvisor, Inc.*	85		3,426

Yelp, Inc.*	90		3,608

			7,833

Internet & Direct Marketing Retail — 0.2%

Just Eat Takeaway.com NV, ADR (Germany)*	—	(b)	–	(b)

Stamps.com, Inc.*	9		1,783

			1,783

IT Services — 1.8%

Alliance Data Systems Corp.	17		1,740

Concentrix Corp.*	24		3,811

Contra Bmtechnologies*	16		197

EVERTEC, Inc. (Puerto Rico)	19		834

ExlService Holdings, Inc.*	11		1,207

Maximus, Inc.	21		1,847

Perficient, Inc.*(a)	11		901

Sabre Corp.*(a)	114		1,421

TTEC Holdings, Inc.	29		2,990

Unisys Corp.*	39		991

WEX, Inc.*	21		4,150

			20,089

Leisure Products — 0.9%

Brunswick Corp.	29		2,869

Mattel, Inc.*	109		2,181

Polaris, Inc.	18		2,531

YETI Holdings, Inc.*	22		2,029

			9,610

Life Sciences Tools & Services — 1.2%

Bio-Techne Corp.	13		5,628

Luminex Corp.	15		545

Medpace Holdings, Inc.*	9		1,519

PRA Health Sciences, Inc.*	21		3,420

Syneos Health, Inc.*	29		2,577

			13,689

Machinery — 4.4%

AGCO Corp.	40		5,230

Alamo Group, Inc.	3		458

Albany International Corp., Class A(a)	4		321

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

Barnes Group, Inc.	16	810

Chart Industries, Inc.*	15	2,180

Colfax Corp.*	29	1,328

Crane Co.	49	4,509

Federal Signal Corp.	19	753

Flowserve Corp.	42	1,706

Graco, Inc.	8	575

Hillenbrand, Inc.	34	1,499

ITT, Inc.	45	4,141

John Bean Technologies Corp.	11	1,569

Lincoln Electric Holdings, Inc.	5	698

Lydall, Inc.*	7	424

Meritor, Inc.*	25	586

Middleby Corp. (The)*	7	1,230

Mueller Industries, Inc.	19	814

Nordson Corp.	12	2,722

Oshkosh Corp.	40	4,923

SPX Corp.*	16	977

SPX FLOW, Inc.(a)	22	1,448

Standex International Corp.	4	398

Terex Corp.	62	2,975

Timken Co. (The)	57	4,582

Toro Co. (The)	9	1,022

Wabash National Corp.	66	1,058

Woodward, Inc.	5	664

		49,600

Marine — 0.1%

Kirby Corp.*	17	1,001

Media — 0.9%

AMC Networks, Inc., Class A*	10	668

Cable One, Inc.(a)	2	3,252

EW Scripps Co. (The), Class A(a)	19	385

Gannett Co., Inc.*	43	236

John Wiley & Sons, Inc., Class A	14	824

Meredith Corp.*	13	584

New York Times Co. (The), Class A	13	562

TEGNA, Inc.	205	3,845

		10,356

Metals & Mining — 2.3%

Allegheny Technologies, Inc.*(a)	62	1,284

Arconic Corp.*	75	2,686

Century Aluminum Co.*	13	173

Cleveland-Cliffs, Inc.*(a)	199	4,295

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 2.3%

Commercial Metals Co.	16	493

Haynes International, Inc.	18	623

Kaiser Aluminum Corp.	9	1,168

Materion Corp.	15	1,100

Reliance Steel & Aluminum Co.	27	4,012

Royal Gold, Inc.	5	616

Steel Dynamics, Inc.	70	4,163

SunCoke Energy, Inc.	176	1,257

United States Steel Corp.(a)	43	1,039

Warrior Met Coal, Inc.	100	1,717

Worthington Industries, Inc.	11	661

		25,287

Mortgage Real Estate Investment Trusts (REITs) — 0.6%

Apollo Commercial Real Estate Finance, Inc.	42	671

Granite Point Mortgage Trust, Inc.	17	243

KKR Real Estate Finance Trust, Inc.(a)	55	1,183

PennyMac Mortgage Investment Trust	62	1,306

Ready Capital Corp.	13	208

Redwood Trust, Inc.	256	3,089

		6,700

Multiline Retail — 1.0%

Big Lots, Inc.(a)	14	891

Kohl’s Corp.	78	4,277

Macy’s, Inc.*	176	3,331

Nordstrom, Inc.*	34	1,258

Ollie’s Bargain Outlet Holdings, Inc.*(a)	11	951

		10,708

Multi-Utilities — 0.6%

Black Hills Corp.	14	919

MDU Resources Group, Inc.	142	4,441

NorthWestern Corp.	23	1,363

		6,723

Oil, Gas & Consumable Fuels — 1.6%

Antero Midstream Corp.	91	940

Callon Petroleum Co.*(a)	5	278

Cimarex Energy Co.	62	4,478

CNX Resources Corp.*	66	900

EQT Corp.*	92	2,048

Green Plains, Inc.*	31	1,035

Murphy Oil Corp.	61	1,425

PBF Energy, Inc., Class A*	38	577

PDC Energy, Inc.	33	1,530

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Oil, Gas & Consumable Fuels — 1.6%

Range Resources Corp.*	78	1,304

Renewable Energy Group, Inc.*	15	954

REX American Resources Corp.*	2	180

SM Energy Co.	27	663

Southwestern Energy Co.*	210	1,188

World Fuel Services Corp.	5	164

		17,664

Paper & Forest Products — 0.6%

Domtar Corp.*	35	1,933

Glatfelter Corp.	15	210

Louisiana-Pacific Corp.	61	3,677

Mercer International, Inc. (Germany)(a)	16	203

Neenah, Inc.	15	732

Schweitzer-Mauduit International, Inc.	11	442

		7,197

Personal Products — 0.4%

Coty, Inc., Class A*	94	875

Edgewell Personal Care Co.(a)	19	817

elf Beauty, Inc.*	12	328

Medifast, Inc.	4	1,228

Nu Skin Enterprises, Inc., Class A	19	1,076

USANA Health Sciences, Inc.*(a)	4	379

		4,703

Pharmaceuticals — 1.0%

Endo International plc*	254	1,187

Innoviva, Inc.*(a)	197	2,635

Jazz Pharmaceuticals plc*	27	4,797

Lannett Co., Inc.*(a)	306	1,428

Prestige Consumer Healthcare, Inc.*(a)	19	964

Supernus Pharmaceuticals, Inc.*(a)	16	483

		11,494

Professional Services — 2.0%

ASGN, Inc.*	18	1,784

CACI International, Inc., Class A*	15	3,804

FTI Consulting, Inc.*	11	1,553

Heidrick & Struggles International, Inc.	40	1,795

Insperity, Inc.	11	958

KBR, Inc.	44	1,675

Kelly Services, Inc., Class A*	13	312

Korn Ferry	44	3,221

ManpowerGroup, Inc.	38	4,577

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 2.0%

Resources Connection, Inc.	38	540

Science Applications International Corp.	16	1,420

TrueBlue, Inc.*	20	561

		22,200

Real Estate Management & Development — 0.5%

Jones Lang LaSalle, Inc.*	18	3,574

RE/MAX Holdings, Inc., Class A	7	237

Realogy Holdings Corp.*	98	1,793

		5,604

Road & Rail — 0.8%

ArcBest Corp.	37	2,124

Avis Budget Group, Inc.*	15	1,192

Landstar System, Inc.	23	3,708

Saia, Inc.*	7	1,529

		8,553

Semiconductors & Semiconductor Equipment — 3.6%

Axcelis Technologies, Inc.*	12	469

Cirrus Logic, Inc.*	20	1,663

CMC Materials, Inc.	1	158

Cohu, Inc.*(a)	13	493

Cree, Inc.*	21	2,096

Diodes, Inc.*	13	1,037

First Solar, Inc.*	51	4,642

FormFactor, Inc.*(a)	28	1,021

Ichor Holdings Ltd.*	43	2,313

Kulicke & Soffa Industries, Inc. (Singapore)(a)	75	4,573

MKS Instruments, Inc.	17	3,092

Photronics, Inc.*	19	251

Power Integrations, Inc.	19	1,543

Rambus, Inc.*	37	870

Semtech Corp.*	22	1,514

Silicon Laboratories, Inc.*(a)	14	2,146

SMART Global Holdings, Inc.*(a)	35	1,664

SolarEdge Technologies, Inc.*	16	4,477

Synaptics, Inc.*	11	1,727

Ultra Clean Holdings, Inc.*	26	1,382

Universal Display Corp.	14	3,024

Veeco Instruments, Inc.*(a)	2	52

		40,207

Software — 3.0%

ACI Worldwide, Inc.*	35	1,300

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Blackbaud, Inc.*(a)	15	1,179

Bottomline Technologies DE, Inc.*	11	423

CDK Global, Inc.	90	4,467

Ceridian HCM Holding, Inc.*	41	3,914

CommVault Systems, Inc.*	16	1,266

Fair Isaac Corp.*	9	4,702

InterDigital, Inc.	10	760

J2 Global, Inc.*(a)	16	2,160

Manhattan Associates, Inc.*(a)	21	3,071

Paylocity Holding Corp.*	12	2,213

Progress Software Corp.	10	462

Qualys, Inc.*	11	1,057

SPS Commerce, Inc.*	10	1,008

Teradata Corp.*(a)	34	1,684

Vonage Holdings Corp.*	82	1,183

Xperi Holding Corp.	120	2,674

		33,523

Specialty Retail — 3.9%

Aaron’s Co., Inc. (The)	11	348

Abercrombie & Fitch Co., Class A*	19	891

American Eagle Outfitters, Inc.	68	2,560

Asbury Automotive Group, Inc.*	6	1,097

AutoNation, Inc.*	40	3,754

Bed Bath & Beyond, Inc.*	35	1,175

Boot Barn Holdings, Inc.*(a)	9	790

Caleres, Inc.	15	420

Cato Corp. (The), Class A	7	110

Chico’s FAS, Inc.*	35	228

Children’s Place, Inc. (The)*(a)	5	450

Conn’s, Inc.*	4	110

Designer Brands, Inc., Class A*	22	369

Dick’s Sporting Goods, Inc.(a)	22	2,166

Five Below, Inc.*	6	1,082

Foot Locker, Inc.	37	2,286

GameStop Corp., Class A*(a)	18	3,769

Genesco, Inc.*	5	318

Group 1 Automotive, Inc.	6	865

Guess?, Inc.(a)	16	414

Haverty Furniture Cos., Inc.(a)	5	228

Hibbett, Inc.*	5	466

Lithia Motors, Inc., Class A	9	2,921

ODP Corp. (The)*	18	853

Rent-A-Center, Inc.	38	2,038

RH*(a)	5	3,327

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued

Sally Beauty Holdings, Inc.*	70	1,536

Shoe Carnival, Inc.(a)	3	222

Signet Jewelers Ltd.*(a)	19	1,519

Sleep Number Corp.*	7	814

Urban Outfitters, Inc.*(a)	23	932

Williams-Sonoma, Inc.	27	4,327

Zumiez, Inc.*	27	1,342

		43,727

Technology Hardware, Storage & Peripherals — 0.7%

3D Systems Corp.*(a)	23	899

Diebold Nixdorf, Inc.*	28	363

NCR Corp.*	97	4,443

Xerox Holdings Corp.	70	1,642

		7,347

Textiles, Apparel & Luxury Goods — 1.6%

Capri Holdings Ltd.*	51	2,905

Carter’s, Inc.	11	1,094

Columbia Sportswear Co.	3	285

Crocs, Inc.*	21	2,424

Deckers Outdoor Corp.*	9	3,572

G-III Apparel Group Ltd.*	14	457

Kontoor Brands, Inc.	18	1,027

Oxford Industries, Inc.	5	484

Skechers U.S.A., Inc., Class A*	58	2,877

Steven Madden Ltd.	26	1,158

Unifi, Inc.*	7	173

Vera Bradley, Inc.*	9	113

Wolverine World Wide, Inc.	27	891

		17,460

Thrifts & Mortgage Finance — 1.3%

Essent Group Ltd.	46	2,072

Flagstar Bancorp, Inc.	16	685

HomeStreet, Inc.	9	346

Meta Financial Group, Inc.	11	542

MGIC Investment Corp.	106	1,436

Mr. Cooper Group, Inc.*	23	767

New York Community Bancorp, Inc.(a)	149	1,646

NMI Holdings, Inc., Class A*(a)	49	1,108

Northfield Bancorp, Inc.	15	244

Northwest Bancshares, Inc.	224	3,058

Provident Financial Services, Inc.	21	483

TrustCo Bank Corp.	27	937

Walker & Dunlop, Inc.	9	939

WSFS Financial Corp.	16	755

		15,018

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Tobacco — 0.0%(c)

Vector Group Ltd.	39	554

Trading Companies & Distributors — 1.1%

Applied Industrial Technologies, Inc.	13	1,166

Boise Cascade Co.	21	1,202

DXP Enterprises, Inc.*	4	140

GMS, Inc.*	72	3,471

MSC Industrial Direct Co., Inc., Class A	15	1,346

NOW, Inc.*	106	1,003

Univar Solutions, Inc.*	75	1,819

Veritiv Corp.*	31	1,879

Watsco, Inc.	2	659

		12,685

Water Utilities — 0.5%

American States Water Co.	12	926

California Water Service Group	15	855

Essential Utilities, Inc.	73	3,314

		5,095

Wireless Telecommunication Services — 0.3%

Shenandoah Telecommunications Co.	16	762

Spok Holdings, Inc.	93	899

Telephone and Data Systems, Inc.	68	1,529

		3,190

Total Common Stocks (Cost $681,838)		1,091,332

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 8.8%

Investment Companies — 3.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07%(d)(e) (Cost $35,621)	35,608	35,626

Investment of Cash Collateral from Securities Loaned — 5.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08%(d)(e)	58,005	58,006

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03%(d)(e)	4,937	4,937

Total Investment of Cash Collateral from Securities Loaned (Cost $62,946)		62,943

Total Short-Term Investments (Cost $98,567)		98,569

Total Investments — 106.2% (Cost $780,405)		1,189,901
Liabilities in Excess of Other Assets — (6.2)%		(68,968)

NET ASSETS — 100.0%		1,120,933

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $61,512.
(b)	Amount rounds to less than one thousand.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Russell 2000 E-Mini Index	57	09/2021	USD	6,572	31
S&P Midcap 400 E-Mini Index	75	09/2021	USD	20,178	(131)

					(100)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$6,529,580		$1,091,332
Investments in affiliates, at value	111,790		35,626
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	29,586		62,943
Cash	38		5
Deposits at broker for futures contracts	1,751		1,861
Receivables:
Investment securities sold	32,038		26,289
Fund shares sold	1,626		270
Dividends from non-affiliates	3,864		912
Dividends from affiliates	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	4		6
Variation margin on futures contracts	46		26
Due from adviser	8		—

Total Assets	6,710,331		1,219,270

LIABILITIES:
Payables:
Investment securities purchased	—		34,715
Collateral received on securities loaned (See Note 2.B.)	29,586		62,943
Fund shares redeemed	35,484		307
Accrued liabilities:
Investment advisory fees	—		178
Administration fees	170		36
Distribution fees	219		47
Service fees	228		29
Custodian and accounting fees	56		13
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	147		69

Total Liabilities	65,890		98,337

Net Assets	$6,644,441		$1,120,933

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$2,767,330	$620,678
Total distributable earnings (loss)	3,877,111	500,255

Total Net Assets	$6,644,441	$1,120,933

Net Assets:
Class A	$749,440	$130,822
Class C	110,184	22,386
Class I	991,703	187,197
Class R2	—	14,519
Class R6	4,793,114	766,009

Total	$6,644,441	$1,120,933

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,487	10,302
Class C	1,707	2,231
Class I	15,181	14,427
Class R2	—	1,168
Class R6	73,350	59,431

Net Asset Value (a):
Class A — Redemption price per share	$65.24	$12.70
Class C — Offering price per share (b)	64.55	10.04
Class I — Offering and redemption price per share	65.33	12.98
Class R2 — Offering and redemption price per share	—	12.43
Class R6 — Offering and redemption price per share	65.35	12.89
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$68.85	$13.40

Cost of investments in non-affiliates	$2,667,916	$681,838
Cost of investments in affiliates	59,441	35,621
Investment securities on loan, at value (See Note 2.B.)	28,583	61,512
Cost of investment of cash collateral (See Note 2.B.)	29,587	62,946

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$92,532	$13,741
Dividend income from affiliates	2,176	31
Income from securities lending (net) (See Note 2.B.)	153	98

Total investment income	94,861	13,870

EXPENSES:
Investment advisory fees	2,458	2,424
Administration fees	4,608	727
Distribution fees:
Class A	1,662	285
Class C	764	159
Class R2	—	64
Service fees:
Class A	1,662	285
Class C	255	53
Class I	2,484	451
Class R2	—	32
Custodian and accounting fees	242	42
Interest expense to affiliates	4	— (a)
Professional fees	97	56
Trustees’ and Chief Compliance Officer’s fees	41	27
Printing and mailing costs	121	44
Registration and filing fees	169	66
Transfer agency fees (See Note 2.F.)	275	57
Other	96	26

Total expenses	14,938	4,798

Less fees waived	(6,917)	(1,540)
Less expense reimbursements	(29)	(1)

Net expenses	7,992	3,257

Net investment income (loss)	86,869	10,613

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	69,616	108,394
Investments in affiliates	2,986	(7)
Futures contracts	10,641	11,164

Net realized gain (loss)	83,243	119,551

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,849,646	309,127
Investments in affiliates	34,820	(6)
Futures contracts	(54)	(603)

Change in net unrealized appreciation/depreciation	1,884,412	308,518

Net realized/unrealized gains (losses)	1,967,655	428,069

Change in net assets resulting from operations	$2,054,524	$438,682

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$86,869	$110,145	$10,613	$11,526
Net realized gain (loss)	83,243	(79,555)	119,551	13,208
Change in net unrealized appreciation/depreciation	1,884,412	311,041	308,518	(102,163)

Change in net assets resulting from operations	2,054,524	341,631	438,682	(77,429)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,535)	(13,786)	(4,777)	(7,463)
Class C	(710)	(1,399)	(1,056)	(1,930)
Class I	(15,010)	(17,951)	(7,824)	(14,281)
Class R2	—	—	(505)	(683)
Class R6	(74,066)	(76,732)	(28,918)	(32,417)

Total distributions to shareholders	(98,321)	(109,868)	(43,080)	(56,774)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(315,633)	261,702	(73,378)	(16,159)

NET ASSETS:
Change in net assets	1,640,570	493,465	322,224	(150,362)
Beginning of period	5,003,871	4,510,406	798,709	949,071

End of period	$6,644,441	$5,003,871	$1,120,933	$798,709

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$74,031	$396,037	$12,668	$14,635
Distributions reinvested	8,283	13,586	4,485	7,071
Cost of shares redeemed	(119,065)	(476,055)	(29,106)	(35,182)

Change in net assets resulting from Class A capital transactions	(36,751)	(66,432)	(11,953)	(13,476)

Class C
Proceeds from shares issued	12,852	28,430	1,380	2,645
Distributions reinvested	573	1,019	1,043	1,874
Cost of shares redeemed	(39,283)	(27,965)	(8,237)	(9,924)

Change in net assets resulting from Class C capital transactions	(25,858)	1,484	(5,814)	(5,405)

Class I
Proceeds from shares issued	246,978	615,684	30,722	66,205
Distributions reinvested	14,184	17,086	6,558	12,652
Cost of shares redeemed	(612,226)	(449,355)	(96,868)	(132,377)

Change in net assets resulting from Class I capital transactions	(351,064)	183,415	(59,588)	(53,520)

Class R2
Proceeds from shares issued	—	—	2,268	2,859
Distributions reinvested	—	—	505	683
Cost of shares redeemed	—	—	(4,131)	(3,891)

Change in net assets resulting from Class R2 capital transactions	—	—	(1,358)	(349)

Class R6
Proceeds from shares issued	1,831,702	933,144	35,619	88,970
Distributions reinvested	73,037	75,669	28,918	32,417
Cost of shares redeemed	(1,806,699)	(865,578)	(59,202)	(64,796)

Change in net assets resulting from Class R6 capital transactions	98,040	143,235	5,335	56,591

Total change in net assets resulting from capital transactions	$(315,633)	$261,702	$(73,378)	$(16,159)

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,327	9,010	1,153	1,620
Reinvested	147	300	434	706
Redeemed	(2,136)	(10,572)	(2,805)	(3,909)

Change in Class A Shares	(662)	(1,262)	(1,218)	(1,583)

Class C
Issued	229	638	158	354
Reinvested	11	23	128	234
Redeemed	(738)	(629)	(995)	(1,383)

Change in Class C Shares	(498)	32	(709)	(795)

Class I
Issued	4,416	13,690	2,880	7,326
Reinvested	253	378	620	1,238
Redeemed	(11,138)	(10,027)	(9,173)	(14,740)

Change in Class I Shares	(6,469)	4,041	(5,673)	(6,176)

Class R2
Issued	—	—	218	332
Reinvested	—	—	50	69
Redeemed	—	—	(395)	(425)

Change in Class R2 Shares	—	—	(127)	(24)

Class R6
Issued	32,382	20,323	3,304	11,559
Reinvested	1,283	1,679	2,753	3,191
Redeemed	(30,349)	(19,098)	(5,522)	(7,082)

Change in Class R6 Shares	3,316	2,904	535	7,668

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Year Ended June 30, 2021	$47.11	$0.62	$18.24	$18.86	$(0.73)	$—	$(0.73)
Year Ended June 30, 2020	44.90	0.91	2.20	3.11	(0.81)	(0.09)	(0.90)
Year Ended June 30, 2019	41.64	0.72	3.33	4.05	(0.65)	(0.14)	(0.79)
Year Ended June 30, 2018	37.41	0.61	4.54	5.15	(0.54)	(0.38)	(0.92)
Year Ended June 30, 2017	35.36	0.61	5.22	5.83	(0.59)	(3.19)	(3.78)

Class C
Year Ended June 30, 2021	46.65	0.28	18.00	18.28	(0.38)	—	(0.38)
Year Ended June 30, 2020	44.45	0.62	2.21	2.83	(0.54)	(0.09)	(0.63)
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Year Ended June 30, 2018	37.08	0.37	4.50	4.87	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2017	35.09	0.36	5.18	5.54	(0.36)	(3.19)	(3.55)

Class I
Year Ended June 30, 2021	47.22	0.77	18.21	18.98	(0.87)	—	(0.87)
Year Ended June 30, 2020	44.97	1.02	2.25	3.27	(0.93)	(0.09)	(1.02)
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Year Ended June 30, 2018	37.44	0.72	4.54	5.26	(0.64)	(0.38)	(1.02)
Year Ended June 30, 2017	35.39	0.70	5.22	5.92	(0.68)	(3.19)	(3.87)

Class R6
Year Ended June 30, 2021	47.21	0.85	18.25	19.10	(0.96)	—	(0.96)
Year Ended June 30, 2020	44.98	1.10	2.22	3.32	(1.00)	(0.09)	(1.09)
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)
Year Ended June 30, 2018	37.44	0.76	4.57	5.33	(0.71)	(0.38)	(1.09)
September 1, 2016 (g) through June 30, 2017	36.73	0.58	4.05	4.63	(0.73)	(3.19)	(3.92)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Net expenses for Class R6 Shares are 0.044% for the year ended June 30, 2021, 0.044% for the year ended June 30, 2020, 0.043% for the year ended June 30, 2019, 0.042% for the year ended June 30, 2018 and 0.045% for the period September 1, 2016 through June 30, 2017.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$65.24	40.28%	$749,440	0.45%		1.10%	0.66%	26%
47.11	7.02	572,292	0.45		1.97	0.66	15
44.90	9.87	602,186	0.45		1.68	0.66	6
41.64	13.88	590,286	0.45		1.52	0.69	14
37.41	17.35	580,645	0.45		1.67	0.76	21

64.55	39.35	110,184	1.05		0.50	1.13	26
46.65	6.42	102,864	1.05		1.37	1.14	15
44.45	9.23	96,605	1.05		1.10	1.13	6
41.27	13.20	78,613	1.05		0.92	1.15	14
37.08	16.57	89,681	1.11		1.01	1.23	21

65.33	40.48	991,703	0.20		1.37	0.38	26
47.22	7.40	1,022,318	0.20		2.21	0.38	15
44.97	10.16	791,881	0.20		1.94	0.38	6
41.68	14.18	687,941	0.20		1.78	0.40	14
37.44	17.62	740,340	0.20		1.93	0.48	21

65.35	40.77	4,793,114	0.04	(f)	1.49	0.13	26
47.21	7.52	3,306,397	0.04	(f)	2.38	0.13	15
44.98	10.33	3,019,734	0.04	(f)	2.11	0.13	6
41.68	14.36	2,008,916	0.04	(f)	1.85	0.14	14
37.44	13.49	338,764	0.05	(f)	1.93	0.15	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Market Expansion Enhanced Index Fund
Class A
Year Ended June 30, 2021	$8.38	$0.09	$4.68	$4.77	$(0.09)	$(0.36)	$(0.45)
Year Ended June 30, 2020	9.88	0.10	(0.98)	(0.88)	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2019	11.75	0.10	(0.65)	(0.55)	(0.09)	(1.23)	(1.32)
Year Ended June 30, 2018	11.52	0.10	1.46	1.56	(0.08)	(1.25)	(1.33)
Year Ended June 30, 2017	10.64	0.10	1.92	2.02	(0.08)	(1.06)	(1.14)

Class C
Year Ended June 30, 2021	6.70	0.03	3.73	3.76	(0.06)	(0.36)	(0.42)
Year Ended June 30, 2020	8.02	0.04	(0.78)	(0.74)	(0.07)	(0.51)	(0.58)
Year Ended June 30, 2019	9.83	0.04	(0.56)	(0.52)	(0.06)	(1.23)	(1.29)
Year Ended June 30, 2018	9.85	0.03	1.24	1.27	(0.04)	(1.25)	(1.29)
Year Ended June 30, 2017	9.27	0.03	1.65	1.68	(0.04)	(1.06)	(1.10)

Class I
Year Ended June 30, 2021	8.55	0.12	4.78	4.90	(0.11)	(0.36)	(0.47)
Year Ended June 30, 2020	10.06	0.12	(0.99)	(0.87)	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2019	11.92	0.13	(0.67)	(0.54)	(0.09)	(1.23)	(1.32)
Year Ended June 30, 2018	11.66	0.13	1.48	1.61	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2017	10.75	0.13	1.94	2.07	(0.10)	(1.06)	(1.16)

Class R2
Year Ended June 30, 2021	8.21	0.04	4.60	4.64	(0.06)	(0.36)	(0.42)
Year Ended June 30, 2020	9.69	0.06	(0.97)	(0.91)	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2019	11.56	0.07	(0.65)	(0.58)	(0.06)	(1.23)	(1.29)
Year Ended June 30, 2018	11.36	0.07	1.44	1.51	(0.06)	(1.25)	(1.31)
Year Ended June 30, 2017	10.52	0.07	1.89	1.96	(0.06)	(1.06)	(1.12)

Class R6
Year Ended June 30, 2021	8.49	0.13	4.76	4.89	(0.13)	(0.36)	(0.49)
Year Ended June 30, 2020	10.00	0.13	(0.99)	(0.86)	(0.14)	(0.51)	(0.65)
October 1, 2018 (f) through June 30, 2019	12.08	0.11	(0.82)	(0.71)	(0.14)	(1.23)	(1.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.70	58.28%	$130,822	0.60%	0.83%	0.87%	35%
8.38	(9.97)	96,485	0.60	1.08	0.88	49
9.88	(3.69)	129,406	0.60	0.98	0.88	36
11.75	14.02	171,304	0.60	0.85	0.88	33
11.52	19.37	162,853	0.62	0.87	0.93	30

10.04	57.62	22,386	1.10	0.33	1.38	35
6.70	(10.43)	19,697	1.10	0.57	1.39	49
8.02	(4.21)	29,952	1.10	0.49	1.38	36
9.83	13.46	36,618	1.10	0.34	1.38	33
9.85	18.58	37,529	1.17	0.32	1.44	30

12.98	58.74	187,197	0.35	1.08	0.60	35
8.55	(9.68)	171,771	0.35	1.32	0.62	49
10.06	(3.56)	264,415	0.34	1.14	0.61	36
11.92	14.31	864,316	0.35	1.10	0.61	33
11.66	19.66	788,063	0.38	1.13	0.62	30

12.43	57.76	14,519	1.00	0.43	1.25	35
8.21	(10.32)	10,627	1.00	0.68	1.29	49
9.69	(4.11)	12,786	0.93	0.66	1.35	36
11.56	13.79	13,560	0.83	0.61	1.35	33
11.36	19.06	22,703	0.85	0.63	1.29	30

12.89	58.97	766,009	0.25	1.18	0.35	35
8.49	(9.65)	500,129	0.25	1.45	0.36	49
10.00	(4.81)	512,512	0.25	1.51	0.37	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust II (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Market Expansion Enhanced Index Fund	Class A, Class C, Class I, Class R2 and Class R6	Diversified

The investment objective of JPMorgan Equity Index Fund (“Equity Index Fund”) is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index.

The investment objective of JPMorgan Market Expansion Enhanced Index Fund (“Market Expansion Enhanced Index Fund”) is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small and mid-capitalization equity markets.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,670,956	$—	$—	$6,670,956

Appreciation in Other Financial Instruments
Futures Contracts (a)	$458	$—	$—	$458

(a)	Please refer to the SOI for specifics of portfolio holdings.

Market Expansion Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,189,901	$—	$—	$1,189,901

Appreciation in Other Financial Instruments
Futures Contracts (a)	$31	$—	$—	$31
Depreciation in Other Financial Instruments
Futures Contracts (a)	(131)	—	—	(131)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(100)	$—	$—	$(100)

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Equity Index Fund	$28,583	$(28,583)	$—
Market Expansion Enhanced Index Fund	61,512	(61,512)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended June 30, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Equity Index Fund	$7
Market Expansion Enhanced Index Fund	3

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Equity Index Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Chase & Co. (a)	$55,564	$17,224	$24,847	$2,986		$34,820		$85,747	551	$2,169		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b)(c)	82,086	456,000	512,650	(29	)*	—	(d)	25,407	25,407	117	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b)(c)	44,138	279,006	318,965	—		—		4,179	4,179	6	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (b)(c)	23,364	2,081,392	2,078,713	—		—		26,043	26,043	7		—

Total	$205,152	$2,833,622	$2,935,175	$2,957		$34,820		$141,376		$2,299		$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
(d)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

Market Expansion Enhanced Index Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a)(b)	$24,762	$158,806	$147,934	$(7)	$(1)	$35,626	35,608	$31		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a)(b)	35,019	167,000	144,000	(8)*	(5)	58,006	58,005	54	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	4,323	125,107	124,493	—	—	4,937	4,937	2	*	—

Total	$64,104	$450,913	$416,427	$(15)	$(6)	$98,569		$87		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to their respective indices, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2021:

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts — Equity:
Average Notional Balance Long	$36,040	$24,904
Ending Notional Balance Long	30,234	26,750

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2021 are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Total
Equity Index Fund
Transfer agency fees	$209	$5	$31	n/a	$30	$275
Market Expansion Enhanced Index Fund
Transfer agency fees	21	6	6	$19	5	57

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly for Equity Index Fund and declared and paid at least annually for Market Expansion Enhanced Index Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Index Fund	$—	$(1,550)	$1,550
Market Expansion Enhanced Index Fund	—	(118)	118

The reclassifications for the Funds relate primarily to non-taxable dividends.

I. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Index Fund	0.04%
Market Expansion Enhanced Index Fund	0.25

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2021, the effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Equity Index Fund	0.25%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Equity Index Fund	$32	$—	(a)
Market Expansion Enhanced Index Fund	7	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2
Equity Index Fund	0.25%	0.25%	0.25%	n/a
Market Expansion Enhanced Index Fund	0.25	0.25	0.25	0.25%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R6
Equity Index Fund	0.45%	n/a	0.20%	n/a	0.045%
Market Expansion Enhanced Index Fund	0.60	1.10%	0.35	1.00%	0.25

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The expense limitation agreements were in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

For the year ended June 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Index Fund	$2,463	$2,602	$1,815	$6,880	$29
Market Expansion Enhanced Index Fund	595	397	522	1,514	1

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2021 were as follows:

Equity Index Fund	$37
Market Expansion Enhanced Index Fund	26

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2021, Market Expansion Enhanced Index Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$1,601,893	$1,906,737
Market Expansion Enhanced Index Fund	329,526	429,096

During the year ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$2,890,608	$3,788,518	$7,712	$3,780,806
Market Expansion Enhanced Index Fund	791,319	409,687	11,205	398,482

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, non-taxable dividends and wash sale loss deferrals.

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$98,321	$—	$98,321
Market Expansion Enhanced Index Fund	10,680	32,400	43,080

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$100,689	$9,179	$109,868
Market Expansion Enhanced Index Fund	11,935	44,839	56,774

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Index Fund	$72,432	$23,953	$3,780,806
Market Expansion Enhanced Index Fund	33,029	68,796	398,482

The cumulative timing differences primarily consist of mark to market of futures contracts, non-taxable dividends and wash sale loss deferrals.

As of June 30, 2021, the Funds did not have any net capital loss carryforwards.

During the year ended June 30, 2021, the following Fund utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Equity Index Fund	$3,355	$1,124

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Funds because the Funds and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at June 30, 2021. Average borrowings from the Facility during the year ended June 30, 2021 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$33,005	0.83%	5	$4

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund
Equity Index Fund	1	10.2%
Market Expansion Enhanced Index Fund	3	56.5

As of June 30, 2021, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	—	53.6%
Market Expansion Enhanced Index Fund	63.7%	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and Shareholders of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund (two of the funds constituting JPMorgan Trust II, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present);

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions, (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	49

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

50	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Index Fund
Class A
Actual	$1,000.00	$1,150.10	$2.40	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class C
Actual	1,000.00	1,146.60	5.59	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class I
Actual	1,000.00	1,151.60	1.07	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	1,152.40	0.21	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04

JPMorgan Market Expansion Enhanced Index Fund
Class A
Actual	1,000.00	1,204.90	3.28	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class C
Actual	1,000.00	1,202.40	6.01	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class I
Actual	1,000.00	1,207.40	1.92	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R2
Actual	1,000.00	1,203.30	5.46	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class R6
Actual	1,000.00	1,206.90	1.37	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	51

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

52	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2021

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The

information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021.

The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate

shareholders for the fiscal year ended June 30, 2021:

Dividends Received Deduction
JPMorgan Equity Index Fund	88.26%
JPMorgan Market Expansion Enhanced Index Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021:

Long-Term Capital Gain Distribution
JPMorgan Market Expansion Enhanced Index Fund	$32,400

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum

allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021:

Qualified Dividend Income
JPMorgan Equity Index Fund	$89,219
JPMorgan Market Expansion Enhanced Index Fund	10,680

JUNE 30, 2021	J.P. MORGAN EQUITY FUNDS	53

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-INDEX-621

Annual Report

J.P. Morgan Investor Funds

June 30, 2021

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	MSCI EAFE Index (net of foreign withholding taxes)	Fund Net Assets as of June 30, 2021 (in thousands)
JPMorgan Investor Balanced Fund, Class A	16.86%	22.40%	0.05%	44.16%	32.35%	$5,912,919

JPMorgan Investor Conservative Growth Fund, Class A	8.96	14.14	0.05	44.16	32.35	4,859,371

JPMorgan Investor Growth Fund, Class A	32.02	38.24	0.05	44.16	32.35	4,262,795

JPMorgan Investor Growth & Income Fund, Class A	23.67	29.49	0.05	44.16	32.35	4,144,536

Investor Balanced Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Fixed Income	42.6%
U.S. Equity	37.6
International Equity	13.5
Alternative Assets	4.0
Short-Term Investments	2.3

Investor Conservative Growth Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Fixed Income	61.6%
U.S. Equity	22.5
International Equity	8.8
Alternative Assets	4.8
Short-Term Investments	2.3

Investor Growth Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	64.3%
International Equity	22.9
Fixed Income	9.8
Alternative Assets	1.2
Short-Term Investments	1.8

Investor Growth & Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	51.0%
Fixed Income	28.4
International Equity	16.2
Alternative Assets	2.0
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August – a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on non-U.S. equity markets in June.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments.

For the twelve months ended June 30, 2021, each of the Investor Funds’ Class A Shares outperformed the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark, mainly due to the Investor Funds’ exposure to global equity, which outperformed fixed income markets.

Each of the Investor Funds’ Class A Shares underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark, due to the Investor Funds’ allocations to fixed income and international developed market equity, which both underperformed U.S. equity.

The Class A Shares of the Investor Growth Fund outperformed the MSCI EAFE Index, largely due to its large allocation to U.S. equity, which outperformed international developed market equity, while the Investor Balanced Fund, Investor Conservative Growth Fund and the Investor Growth & Income Fund underperformed the MSCI EAFE Index due to their allocations to fixed income, which underperformed international developed market equity.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	3

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment grade, high yield bonds and real estate investment trusts. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term and maintaining a level of volatility similar to that of each Investor Fund’s composite benchmark. During the reporting period, the Investor Funds’ portfolio managers maintained their relative overweight positions in international equity.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

JPMorgan Investor Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		16.86%	8.86%	7.21%
Without Sales Charge		22.40	9.87	7.70
CLASS C SHARES	July 1, 1997
With CDSC**		20.78	9.27	7.23
Without CDSC		21.78	9.27	7.23
CLASS I SHARES	December 10, 1996	22.72	10.15	7.96
CLASS R6 SHARES	July 31, 2017	23.03	10.32	8.04

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		8.96%	6.11%	5.25%
Without Sales Charge		14.14	7.09	5.74
CLASS C SHARES	July 1, 1997
With CDSC**		12.54	6.51	5.29
Without CDSC		13.54	6.51	5.29
CLASS I SHARES	December 10, 1996	14.41	7.36	6.00
CLASS R6 SHARES	July 31, 2017	14.70	7.50	6.07

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an

unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

JPMorgan Investor Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		32.02%	13.92%	10.79%
Without Sales Charge		38.24	14.97	11.31
CLASS C SHARES	July 1, 1997
With CDSC**		36.52	14.33	10.82
Without CDSC		37.52	14.33	10.82
CLASS I SHARES	December 10, 1996	38.55	15.25	11.59
CLASS R6 SHARES	July 31, 2017	38.86	15.41	11.66

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an

unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		23.67%	11.34%	8.87%
Without Sales Charge		29.49	12.37	9.37
CLASS C SHARES	July 1, 1997
With CDSC**		27.77	11.74	8.89
Without CDSC		28.77	11.74	8.89
CLASS I SHARES	December 10, 1996	29.74	12.63	9.64
CLASS R6 SHARES	July 31, 2017	30.11	12.80	9.72

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net of foreign withholding taxes) and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 97.7%

Alternative Assets — 4.0%

JPMorgan Realty Income Fund Class R6 Shares (a)	7,616	120,338

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	6,377	73,650

JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,086	41,268

Total Alternative Assets		235,256

Fixed Income — 42.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	93,666	1,128,677

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	58,716	503,785

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,879	55,446

JPMorgan High Yield Fund Class R6 Shares (a)	21,096	154,632

JPMorgan Income Fund Class R6 Shares (a)	28,044	268,098

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,201	67,405

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	22,831	232,193

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	10,922	107,582

Total Fixed Income		2,517,818

International Equity — 13.5%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,280	149,181

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,678	105,446

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,264	102,184

JPMorgan International Equity Fund Class R6 Shares (a)	4,254	91,169

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	16,953	351,769

Total International Equity		799,749

U.S. Equity — 37.6%

JPMorgan Equity Income Fund Class R6 Shares (a)	8,107	184,505

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	4,500	306,788

JPMorgan Large Cap Value Fund Class R6 Shares (a)	9,090	183,431

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	17,161	221,200

JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	1,055	60,530

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	371	28,605

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,639	56,732

JPMorgan U.S. Equity Fund Class R6 Shares (a)	23,840	517,096

JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	2,689	198,466

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,327	269,929

JPMorgan Value Advantage Fund Class R6 Shares (a)	4,542	196,041

Total U.S. Equity		2,223,323

Total Investment Companies (Cost $4,264,652)		5,776,146

Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b) (Cost $136,209)	136,209	136,209

Total Investments — 100.0% (Cost $4,400,861)		5,912,355
Other Assets Less Liabilities — 0.0% (c)		564

NET ASSETS — 100.0%		5,912,919

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than 0.1% of net assets.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 97.7%

Alternative Assets — 4.8%

JPMorgan Realty Income Fund Class R6 Shares (a)	6,877	108,652

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	6,932	80,067

JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,392	44,356

Total Alternative Assets		233,075

Fixed Income — 61.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	112,836	1,359,669

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	64,309	551,771

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,928	47,776

JPMorgan Government Bond Fund Class R6 Shares (a)	4,248	46,731

JPMorgan High Yield Fund Class R6 Shares (a)	17,801	130,480

JPMorgan Income Fund Class R6 Shares (a)	28,877	276,066

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,898	74,982

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	38,014	386,602

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	12,239	120,554

Total Fixed Income		2,994,631

International Equity — 8.8%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,964	89,302

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,855	64,351

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	1,160	36,326

JPMorgan International Equity Fund Class R6 Shares (a)	1,703	36,502

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	9,738	202,058

Total International Equity		428,539

U.S. Equity — 22.4%

JPMorgan Equity Income Fund Class R6 Shares (a)	5,147	117,151

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	2,022	137,885

JPMorgan Large Cap Value Fund Class R6 Shares (a)	3,081	62,174

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	6,286	81,023

JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	931	53,455

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	273	21,086

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,058	36,636

JPMorgan U.S. Equity Fund Class R6 Shares (a)	10,374	225,007

JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	1,584	116,904

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	3,181	117,176

JPMorgan Value Advantage Fund Class R6 Shares (a)	2,812	121,387

Total U.S. Equity		1,089,884

Total Investment Companies (Cost $3,938,395)		4,746,129

Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b) (Cost $113,834)	113,834	113,834

Total Investments — 100.0% (Cost $4,052,229)		4,859,963
Liabilities in Excess of Other Assets — 0.0% (c)		(592)

NET ASSETS — 100.0%		4,859,371

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than 0.1% of net assets.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.2%

Alternative Assets — 1.2%

JPMorgan Realty Income Fund Class R6 Shares (a)	3,223	50,919

Fixed Income — 9.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	23,796	286,742

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,084	35,044

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,222	17,909

JPMorgan High Yield Fund Class R6 Shares (a)	7,924	58,084

JPMorgan Income Fund Class R6 Shares (a)	1,850	17,684

Total Fixed Income		415,463

International Equity — 22.9%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,779	126,383

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,499	101,406

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,790	118,666

JPMorgan International Equity Fund Class R6 Shares (a)	8,128	174,176

JPMorgan International Focus Fund Class R6 Shares (a)	4,595	127,367

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	15,804	327,933

Total International Equity		975,931

U.S. Equity — 64.4%

JPMorgan Equity Income Fund Class R6 Shares (a)	6,005	136,682

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	6,862	467,865

JPMorgan Large Cap Value Fund Class R6 Shares (a)	21,126	426,327

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	18,258	235,346

JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	1,274	73,142

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	257	19,863

JPMorgan Small Cap Value Fund Class R6 Shares (a)	3,020	104,559

JPMorgan U.S. Equity Fund Class R6 Shares (a)	27,317	592,506

JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	2,961	218,557

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	8,656	318,872

JPMorgan Value Advantage Fund Class R6 Shares (a)	3,435	148,266

Total U.S. Equity		2,741,985

Total Investment Companies (Cost $2,635,234)		4,184,298

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b) (Cost $77,533)	77,533	77,533

Total Investments — 100.0% (Cost $2,712,767)		4,261,831
Other Assets Less Liabilities — 0.0% (c)		964

NET ASSETS — 100.0%		4,262,795

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than 0.1% of net assets.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	11

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 97.5%

Alternative Assets — 2.0%

JPMorgan Realty Income Fund Class R6 Shares (a)	3,668	57,950

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	2,136	24,674

Total Alternative Assets		82,624

Fixed Income — 28.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	46,409	559,233

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	23,486	201,508

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,399	19,335

JPMorgan High Yield Fund Class R6 Shares (a)	14,257	104,504

JPMorgan Income Fund Class R6 Shares (a)	14,318	136,880

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	3,330	36,192

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	5,679	57,752

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	6,061	59,701

Total Fixed Income		1,175,105

International Equity — 16.3%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,351	106,916

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,761	84,781

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	2,754	86,231

JPMorgan International Equity Fund Class R6 Shares (a)	4,368	93,602

JPMorgan International Focus Fund Class R6 Shares (a)	2,095	58,068

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	11,755	243,911

Total International Equity		673,509

U.S. Equity — 50.9%

JPMorgan Equity Income Fund Class R6 Shares (a)	6,130	139,527

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	5,643	384,715

JPMorgan Large Cap Value Fund Class R6 Shares (a)	12,328	248,789

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	13,728	176,949

JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	981	56,297

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	245	18,907

JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,407	83,333

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan U.S. Equity Fund Class R6 Shares (a)	21,322	462,466

JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	1,688	124,584

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,272	267,886

JPMorgan Value Advantage Fund Class R6 Shares (a)	3,464	149,502

Total U.S. Equity		2,112,955

Total Investment Companies (Cost $2,731,510)		4,044,193

Short-Term Investments — 2.4%

Investment Companies — 2.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b) (Cost $97,632)	97,632	97,632

Total Investments — 99.9% (Cost $2,829,142)		4,141,825
Other Assets Less Liabilities — 0.1%		2,711

NET ASSETS — 100.0%		4,144,536

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$5,912,355	$4,859,963	$4,261,831		$4,141,825
Receivables:
Fund shares sold	8,073	5,457	5,191		7,009
Dividends from affiliates	880	905	58		441

Total Assets	5,921,308	4,866,325	4,267,080		4,149,275

LIABILITIES:
Payables:
Due to custodian	877	902	57		437
Distributions	78	25	16		90
Fund shares redeemed	4,460	3,533	2,211		2,217
Accrued liabilities:
Investment advisory fees	238	196	172		167
Distribution fees	1,359	1,196	833		855
Service fees	1,179	984	826		807
Custodian and accounting fees	36	30	24		24
Trustees’ and Chief Compliance Officer’s fees	—	—	—	(a)	—	(a)
Other	162	88	146		142

Total Liabilities	8,389	6,954	4,285		4,739

Net Assets	$5,912,919	$4,859,371	$4,262,795		$4,144,536

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$4,357,598	$4,012,155	$2,685,460	$2,837,605
Total distributable earnings (loss)	1,555,321	847,216	1,577,335	1,306,931

Total Net Assets	$5,912,919	$4,859,371	$4,262,795	$4,144,536

Net Assets:
Class A	$4,788,045	$3,327,682	$3,494,958	$3,595,109
Class C	619,700	840,217	193,877	199,275
Class I	363,694	649,055	547,092	313,988
Class R6	141,480	42,417	26,868	36,164

Total	$5,912,919	$4,859,371	$4,262,795	$4,144,536

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	280,533	239,426	138,764	179,245
Class C	37,002	60,770	8,452	10,303
Class I	21,258	46,385	21,147	15,976
Class R6	8,276	3,033	1,039	1,840

Net Asset Value (a):
Class A — Redemption price per share	$17.07	$13.90	$25.19	$20.06
Class C — Offering price per share (b)	16.75	13.83	22.94	19.34
Class I — Offering and redemption price per share	17.11	13.99	25.87	19.65
Class R6 — Offering and redemption price per share	17.10	13.98	25.86	19.65
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.87	$14.55	$26.38	$21.01

Cost of investments in affiliates	$4,400,861	$4,052,229	$2,712,767	$2,829,142

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$—		$—	$—	(a)	$—
Dividend income from affiliates	97,569		88,160	44,734		56,668

Total investment income	97,569		88,160	44,734		56,668

EXPENSES:
Investment advisory fees	2,647		2,141	1,788		1,795
Distribution fees:
Class A	10,619		7,304	7,300		7,767
Class C	4,588		6,485	1,340		1,474
Service fees:
Class A	10,619		7,304	7,300		7,767
Class C	1,529		2,162	447		491
Class I	839		1,158	1,142		640
Custodian and accounting fees	173		135	112		116
Interest expense to affiliates	—	(a)	—	—		—
Professional fees	89		78	68		70
Trustees’ and Chief Compliance Officer’s fees	39		36	34		34
Printing and mailing costs	232		169	184		168
Registration and filing fees	310		264	238		225
Transfer agency fees (See Note 2.D.)	345		208	565		404
Other	77		61	52		53

Total expenses	32,106		27,505	20,570		21,004

Less fees waived	(447)		(334)	(1,165)		(1,035)

Net expenses	31,659		27,171	19,405		19,969

Net investment income (loss)	65,910		60,989	25,329		36,699

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	42,768		4,006	19,427		18,632
Distributions of capital gains received from investment company affiliates	102,633		68,429	89,368		78,234
Change in net unrealized appreciation/depreciation of investments in affiliates	836,058		414,720	985,382		769,845

Net realized/unrealized gains (losses)	981,459		487,155	1,094,177		866,711

Change in net assets resulting from operations	$1,047,369		$548,144	$1,119,506		$903,410

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$65,910	$83,109	$60,989	$67,103
Net realized gain (loss) on investments in affiliates	42,768	154,582	4,006	67,580
Distributions of capital gains received from investment company affiliates	102,633	119,158	68,429	52,549
Change in net unrealized appreciation/depreciation of investments in affiliates	836,058	(149,916)	414,720	(30,281)

Change in net assets resulting from operations	1,047,369	206,933	548,144	156,951

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(241,826)	(229,989)	(107,114)	(106,707)
Class C	(30,839)	(42,751)	(25,907)	(43,315)
Class I	(20,024)	(20,229)	(19,767)	(6,669)
Class R6	(4,744)	(4,648)	(1,492)	(75)

Total distributions to shareholders	(297,433)	(297,617)	(154,280)	(156,766)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	498,681	(26,255)	930,907	110,079

NET ASSETS:
Change in net assets	1,248,617	(116,939)	1,324,771	110,264
Beginning of period	4,664,302	4,781,241	3,534,600	3,424,336

End of period	$5,912,919	$4,664,302	$4,859,371	$3,534,600

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$25,329	$33,863	$36,699	$45,055
Net realized gain (loss) on investments in affiliates	19,427	130,833	18,632	142,821
Distributions of capital gains received from investment company affiliates	89,368	112,377	78,234	97,301
Change in net unrealized appreciation/depreciation of investments in affiliates	985,382	(153,606)	769,845	(144,999)

Change in net assets resulting from operations	1,119,506	123,467	903,410	140,178

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(191,653)	(177,809)	(208,071)	(180,537)
Class C	(11,958)	(14,895)	(12,260)	(15,142)
Class I	(30,152)	(30,485)	(17,381)	(16,426)
Class R6	(1,430)	(944)	(2,147)	(1,136)

Total distributions to shareholders	(235,193)	(224,133)	(239,859)	(213,241)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	488,131	204,943	448,347	199,917

NET ASSETS:
Change in net assets	1,372,444	104,277	1,111,898	126,854
Beginning of period	2,890,351	2,786,074	3,032,638	2,905,784

End of period	$4,262,795	$2,890,351	$4,144,536	$3,032,638

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,059,424	$804,533	$1,075,821	$707,325
Distributions reinvested	240,566	229,101	106,705	106,330
Cost of shares redeemed	(749,375)	(783,437)	(552,675)	(558,904)

Change in net assets resulting from Class A capital transactions	550,615	250,197	629,851	254,751

Class C
Proceeds from shares issued	107,776	92,860	186,648	152,586
Distributions reinvested	30,740	42,486	25,834	43,140
Cost of shares redeemed	(257,583)	(227,894)	(425,016)	(339,533)

Change in net assets resulting from Class C capital transactions	(119,067)	(92,548)	(212,534)	(143,807)

Class I
Proceeds from shares issued	62,699	61,893	580,681	29,848
Distributions reinvested	19,591	19,891	19,546	6,494
Cost of shares redeemed	(69,908)	(253,271)	(118,479)	(43,993)

Change in net assets resulting from Class I capital transactions	12,382	(171,487)	481,748	(7,651)

Class R6
Proceeds from shares issued	78,494	8,796	34,441	7,156
Distributions reinvested	4,744	4,648	1,491	75
Cost of shares redeemed	(28,487)	(25,861)	(4,090)	(445)

Change in net assets resulting from Class R6 capital transactions	54,751	(12,417)	31,842	6,786

Total change in net assets resulting from capital transactions	$498,681	$(26,255)	$930,907	$110,079

SHARE TRANSACTIONS:
Class A
Issued	65,521	54,485	80,439	56,518
Reinvested	15,046	15,430	7,973	8,462
Redeemed	(46,417)	(54,146)	(41,273)	(45,232)

Change in Class A Shares	34,150	15,769	47,139	19,748

Class C
Issued	6,752	6,428	13,974	12,247
Reinvested	1,964	2,906	1,943	3,449
Redeemed	(16,434)	(16,049)	(32,126)	(27,680)

Change in Class C Shares	(7,718)	(6,715)	(16,209)	(11,984)

Class I
Issued	3,860	4,202	43,349	2,372
Reinvested	1,222	1,338	1,447	514
Redeemed	(4,335)	(16,863)	(8,697)	(3,553)

Change in Class I Shares	747	(11,323)	36,099	(667)

Class R6
Issued	4,807	605	2,605	570
Reinvested	295	313	110	6
Redeemed	(1,788)	(1,717)	(301)	(35)

Change in Class R6 Shares	3,314	(799)	2,414	541

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$830,655	$558,177	$751,860	$565,444
Distributions reinvested	190,218	176,437	206,828	179,461
Cost of shares redeemed	(577,179)	(455,371)	(530,707)	(521,230)

Change in net assets resulting from Class A capital transactions	443,694	279,243	427,981	223,675

Class C
Proceeds from shares issued	35,253	27,420	25,444	27,326
Distributions reinvested	11,871	14,722	12,228	15,011
Cost of shares redeemed	(68,282)	(54,930)	(78,939)	(69,814)

Change in net assets resulting from Class C capital transactions	(21,158)	(12,788)	(41,267)	(27,477)

Class I
Proceeds from shares issued	108,448	66,549	78,317	33,034
Distributions reinvested	29,065	29,649	16,763	15,920
Cost of shares redeemed	(80,107)	(161,471)	(38,629)	(56,949)

Change in net assets resulting from Class I capital transactions	57,406	(65,273)	56,451	(7,995)

Class R6
Proceeds from shares issued	14,495	5,644	8,613	11,377
Distributions reinvested	1,425	943	2,143	1,136
Cost of shares redeemed	(7,731)	(2,826)	(5,574)	(799)

Change in net assets resulting from Class R6 capital transactions	8,189	3,761	5,182	11,714

Total change in net assets resulting from capital transactions	$488,131	$204,943	$448,347	$199,917

SHARE TRANSACTIONS:
Class A
Issued	36,092	28,831	40,098	34,165
Reinvested	8,516	8,791	11,282	10,681
Redeemed	(25,341)	(23,795)	(28,499)	(31,975)

Change in Class A Shares	19,267	13,827	22,881	12,871

Class C
Issued	1,667	1,555	1,398	1,717
Reinvested	582	796	693	922
Redeemed	(3,334)	(3,095)	(4,447)	(4,444)

Change in Class C Shares	(1,085)	(744)	(2,356)	(1,805)

Class I
Issued	4,534	3,339	4,231	2,041
Reinvested	1,265	1,443	932	967
Redeemed	(3,432)	(8,024)	(2,119)	(3,539)

Change in Class I Shares	2,367	(3,242)	3,044	(531)

Class R6
Issued	606	288	462	706
Reinvested	62	46	119	69
Redeemed	(318)	(145)	(306)	(48)

Change in Class R6 Shares	350	189	275	727

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Balanced Fund
Class A
Year Ended June 30, 2021	$14.77	$0.21	$3.03	$3.24	$(0.25)	$(0.69)	$(0.94)
Year Ended June 30, 2020	15.00	0.27	0.46	0.73	(0.27)	(0.69)	(0.96)
Year Ended June 30, 2019	15.30	0.29	0.46	0.75	(0.37)	(0.68)	(1.05)
Year Ended June 30, 2018	15.37	0.24	0.72	0.96	(0.29)	(0.74)	(1.03)
Year Ended June 30, 2017	14.33	0.23	1.33	1.56	(0.24)	(0.28)	(0.52)

Class C
Year Ended June 30, 2021	14.51	0.12	2.98	3.10	(0.17)	(0.69)	(0.86)
Year Ended June 30, 2020	14.74	0.19	0.46	0.65	(0.19)	(0.69)	(0.88)
Year Ended June 30, 2019	15.06	0.21	0.44	0.65	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2018	15.14	0.14	0.73	0.87	(0.21)	(0.74)	(0.95)
Year Ended June 30, 2017	14.13	0.14	1.30	1.44	(0.15)	(0.28)	(0.43)

Class I
Year Ended June 30, 2021	14.80	0.25	3.04	3.29	(0.29)	(0.69)	(0.98)
Year Ended June 30, 2020	15.02	0.29	0.48	0.77	(0.30)	(0.69)	(0.99)
Year Ended June 30, 2019	15.33	0.33	0.45	0.78	(0.41)	(0.68)	(1.09)
Year Ended June 30, 2018	15.39	0.28	0.73	1.01	(0.33)	(0.74)	(1.07)
Year Ended June 30, 2017	14.35	0.27	1.33	1.60	(0.28)	(0.28)	(0.56)

Class R6
Year Ended June 30, 2021	14.79	0.27	3.06	3.33	(0.33)	(0.69)	(1.02)
Year Ended June 30, 2020	15.02	0.34	0.46	0.80	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2019	15.32	0.36	0.45	0.81	(0.43)	(0.68)	(1.11)
July 31, 2017 (h) through June 30, 2018	15.63	0.29	0.50	0.79	(0.36)	(0.74)	(1.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$17.07	22.40%	$4,788,045	0.56%	1.28%	0.57%	6%
14.77	4.97	3,638,623	0.54	1.85	0.57	26
15.00	5.52	3,458,135	0.52	1.98	0.60	12
15.30	6.30	3,436,111	0.52	1.54	0.63	9
15.37	11.09	3,430,816	0.52	1.55	0.65	4

16.75	21.78	619,700	1.07	0.75	1.07	6
14.51	4.48	648,738	1.07	1.31	1.07	26
14.74	4.89	758,346	1.08	1.42	1.10	12
15.06	5.71	791,718	1.09	0.89	1.13	9
15.14	10.40	1,071,522	1.09	0.97	1.15	4

17.11	22.72	363,694	0.31	1.54	0.32	6
14.80	5.26	303,555	0.29	1.98	0.32	26
15.02	5.71	478,250	0.27	2.24	0.35	12
15.33	6.62	471,153	0.27	1.76	0.37	9
15.39	11.36	469,758	0.27	1.80	0.38	4

17.10	23.03	141,480	0.07	1.69	0.07	6
14.79	5.46	73,386	0.06	2.27	0.07	26
15.02	5.96	86,510	0.09	2.40	0.10	12
15.32	5.07	85,614	0.12	2.03	0.12	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Conservative Growth Fund
Class A
Year Ended June 30, 2021	$12.63	$0.20	$1.56	$1.76	$(0.23)	$(0.26)	$(0.49)
Year Ended June 30, 2020	12.58	0.26	0.37	0.63	(0.26)	(0.32)	(0.58)
Year Ended June 30, 2019	12.61	0.28	0.41	0.69	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2018	12.80	0.24	0.24	0.48	(0.26)	(0.41)	(0.67)
Year Ended June 30, 2017	12.36	0.23	0.61	0.84	(0.23)	(0.17)	(0.40)

Class C
Year Ended June 30, 2021	12.57	0.13	1.55	1.68	(0.16)	(0.26)	(0.42)
Year Ended June 30, 2020	12.52	0.19	0.37	0.56	(0.19)	(0.32)	(0.51)
Year Ended June 30, 2019	12.55	0.21	0.41	0.62	(0.25)	(0.40)	(0.65)
Year Ended June 30, 2018	12.75	0.16	0.24	0.40	(0.19)	(0.41)	(0.60)
Year Ended June 30, 2017	12.30	0.15	0.62	0.77	(0.15)	(0.17)	(0.32)

Class I
Year Ended June 30, 2021	12.71	0.24	1.57	1.81	(0.27)	(0.26)	(0.53)
Year Ended June 30, 2020	12.66	0.29	0.37	0.66	(0.29)	(0.32)	(0.61)
Year Ended June 30, 2019	12.69	0.31	0.41	0.72	(0.35)	(0.40)	(0.75)
Year Ended June 30, 2018	12.87	0.27	0.25	0.52	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2017	12.42	0.26	0.62	0.88	(0.26)	(0.17)	(0.43)

Class R6
Year Ended June 30, 2021	12.70	0.27	1.57	1.84	(0.30)	(0.26)	(0.56)
Year Ended June 30, 2020	12.65	0.37	0.32	0.69	(0.32)	(0.32)	(0.64)
Year Ended June 30, 2019	12.68	0.35	0.38	0.73	(0.36)	(0.40)	(0.76)
July 31, 2017 (h) through June 30, 2018	13.00	0.24	0.14	0.38	(0.29)	(0.41)	(0.70)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$13.90	14.14%	$3,327,682	0.56%	1.49%	0.57%	3%
12.63	5.13	2,428,688	0.54	2.08	0.57	21
12.58	5.80	2,170,888	0.52	2.25	0.60	10
12.61	3.76	2,173,957	0.52	1.85	0.64	6
12.80	6.92	2,081,812	0.52	1.80	0.65	6

13.83	13.54	840,217	1.07	0.96	1.07	3
12.57	4.60	967,282	1.07	1.54	1.07	21
12.52	5.24	1,113,797	1.08	1.69	1.10	10
12.55	3.09	1,188,675	1.10	1.21	1.13	6
12.75	6.40	1,573,159	1.10	1.22	1.15	6

13.99	14.41	649,055	0.31	1.79	0.32	3
12.71	5.35	130,768	0.29	2.32	0.33	21
12.66	6.03	138,655	0.27	2.51	0.36	10
12.69	4.08	136,915	0.27	2.09	0.39	6
12.87	7.22	135,687	0.27	2.05	0.40	6

13.98	14.70	42,417	0.07	2.02	0.07	3
12.70	5.57	7,862	0.08	2.91	0.09	21
12.65	6.19	996	0.12	2.78	0.12	10
12.68	2.95	175	0.14	2.09	0.15	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth Fund
Class A
Year Ended June 30, 2021	$19.50	$0.16	$7.08	$7.24	$(0.22)	$(1.33)	$(1.55)
Year Ended June 30, 2020	20.15	0.24	0.73	0.97	(0.23)	(1.39)	(1.62)
Year Ended June 30, 2019	20.80	0.27	0.55	0.82	(0.46)	(1.01)	(1.47)
Year Ended June 30, 2018	20.38	0.19	2.04	2.23	(0.37)	(1.44)	(1.81)
Year Ended June 30, 2017	18.04	0.18	3.19	3.37	(0.19)	(0.84)	(1.03)

Class C
Year Ended June 30, 2021	17.92	0.03	6.49	6.52	(0.17)	(1.33)	(1.50)
Year Ended June 30, 2020	18.67	0.12	0.68	0.80	(0.16)	(1.39)	(1.55)
Year Ended June 30, 2019	19.43	0.14	0.51	0.65	(0.40)	(1.01)	(1.41)
Year Ended June 30, 2018	19.20	0.04	1.95	1.99	(0.32)	(1.44)	(1.76)
Year Ended June 30, 2017	17.10	0.06	3.01	3.07	(0.13)	(0.84)	(0.97)

Class I
Year Ended June 30, 2021	19.99	0.22	7.26	7.48	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2020	20.62	0.28	0.76	1.04	(0.28)	(1.39)	(1.67)
Year Ended June 30, 2019	21.24	0.32	0.58	0.90	(0.51)	(1.01)	(1.52)
Year Ended June 30, 2018	20.77	0.24	2.09	2.33	(0.42)	(1.44)	(1.86)
Year Ended June 30, 2017	18.37	0.23	3.25	3.48	(0.24)	(0.84)	(1.08)

Class R6
Year Ended June 30, 2021	19.98	0.28	7.25	7.53	(0.32)	(1.33)	(1.65)
Year Ended June 30, 2020	20.61	0.33	0.75	1.08	(0.32)	(1.39)	(1.71)
Year Ended June 30, 2019	21.23	0.36	0.57	0.93	(0.54)	(1.01)	(1.55)
July 31, 2017 (h) through June 30, 2018	21.25	0.29	1.58	1.87	(0.45)	(1.44)	(1.89)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$25.19	38.24%	$3,494,958	0.55%	0.70%	0.59%	2%
19.50	4.69	2,330,222	0.54	1.23	0.59	21
20.15	4.89	2,129,765	0.52	1.33	0.62	7
20.80	11.02	2,048,525	0.52	0.88	0.67	11
20.38	19.19	1,937,119	0.52	0.93	0.70	8

22.94	37.52	193,877	1.08	0.15	1.08	2
17.92	4.09	170,927	1.08	0.67	1.09	21
18.67	4.31	191,971	1.09	0.77	1.12	7
19.43	10.41	205,740	1.10	0.20	1.16	11
19.20	18.47	274,389	1.09	0.35	1.19	8

25.87	38.55	547,092	0.31	0.94	0.32	2
19.99	4.92	375,434	0.29	1.41	0.33	21
20.62	5.18	454,039	0.27	1.59	0.36	7
21.24	11.33	439,498	0.27	1.11	0.39	11
20.77	19.46	346,558	0.27	1.17	0.39	8

25.86	38.86	26,868	0.09	1.17	0.09	2
19.98	5.13	13,768	0.10	1.67	0.10	21
20.61	5.35	10,299	0.11	1.77	0.12	7
21.23	8.90	8,073	0.14	1.45	0.27	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth & Income Fund
Class A
Year Ended June 30, 2021	$16.59	$0.19	$4.57	$4.76	$(0.24)	$(1.05)	$(1.29)
Year Ended June 30, 2020	16.94	0.26	0.61	0.87	(0.25)	(0.97)	(1.22)
Year Ended June 30, 2019	17.41	0.28	0.52	0.80	(0.40)	(0.87)	(1.27)
Year Ended June 30, 2018	17.37	0.22	1.27	1.49	(0.33)	(1.12)	(1.45)
Year Ended June 30, 2017	15.79	0.22	2.07	2.29	(0.23)	(0.48)	(0.71)

Class C
Year Ended June 30, 2021	16.04	0.09	4.40	4.49	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2020	16.41	0.16	0.61	0.77	(0.17)	(0.97)	(1.14)
Year Ended June 30, 2019	16.92	0.18	0.49	0.67	(0.31)	(0.87)	(1.18)
Year Ended June 30, 2018	16.91	0.10	1.26	1.36	(0.23)	(1.12)	(1.35)
Year Ended June 30, 2017	15.39	0.12	2.01	2.13	(0.13)	(0.48)	(0.61)

Class I
Year Ended June 30, 2021	16.28	0.23	4.47	4.70	(0.28)	(1.05)	(1.33)
Year Ended June 30, 2020	16.64	0.29	0.61	0.90	(0.29)	(0.97)	(1.26)
Year Ended June 30, 2019	17.14	0.32	0.50	0.82	(0.45)	(0.87)	(1.32)
Year Ended June 30, 2018	17.11	0.26	1.26	1.52	(0.37)	(1.12)	(1.49)
Year Ended June 30, 2017	15.57	0.25	2.04	2.29	(0.27)	(0.48)	(0.75)

Class R6
Year Ended June 30, 2021	16.27	0.28	4.47	4.75	(0.32)	(1.05)	(1.37)
Year Ended June 30, 2020	16.64	0.33	0.60	0.93	(0.33)	(0.97)	(1.30)
Year Ended June 30, 2019	17.13	0.26	0.59	0.85	(0.47)	(0.87)	(1.34)
July 31, 2017 (h) through June 30, 2018	17.44	0.22	0.99	1.21	(0.40)	(1.12)	(1.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$20.06	29.49%	$3,595,109	0.55%	1.03%	0.58%	4%
16.59	5.14	2,593,685	0.54	1.55	0.58	27
16.94	5.45	2,430,409	0.52	1.67	0.61	12
17.41	8.67	2,386,397	0.52	1.25	0.66	11
17.37	14.82	2,348,659	0.52	1.30	0.67	7

19.34	28.77	199,275	1.07	0.49	1.07	4
16.04	4.62	203,007	1.07	1.00	1.08	27
16.41	4.78	237,376	1.09	1.11	1.11	12
16.92	8.10	260,085	1.10	0.57	1.14	11
16.91	14.17	385,447	1.10	0.73	1.17	7

19.65	29.74	313,988	0.31	1.25	0.32	4
16.28	5.45	210,480	0.29	1.79	0.33	27
16.64	5.62	224,050	0.27	1.93	0.36	12
17.14	9.02	242,612	0.27	1.49	0.39	11
17.11	15.07	238,466	0.27	1.53	0.39	7

19.65	30.11	36,164	0.07	1.50	0.07	4
16.27	5.62	25,466	0.06	2.02	0.07	27
16.64	5.85	13,949	0.08	1.60	0.09	12
17.13	7.04	619	0.13	1.42	0.14	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust II (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Investor Balanced Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Conservative Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth & Income Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of JPMorgan Investor Balanced Fund (“Investor Balanced Fund”) is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of JPMorgan Investor Conservative Growth Fund (“Investor Conservative Growth Fund”) is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of JPMorgan Investor Growth Fund (“Investor Growth Fund”) is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of JPMorgan Investor Growth & Income Fund (“Investor Growth & Income Fund”) is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

30	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Investor Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,912,355	$—	$—	$5,912,355

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Conservative Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,859,963	$—	$—	$4,859,963

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,261,831	$—	$—	$4,261,831

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Growth & Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,141,825	$—	$—	$4,141,825

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Investor Balanced Fund

	For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,016,902	$140,687	$—	$—	$(28,912)	$1,128,677	93,666	$24,856	$17,054
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	460,270	51,320	—	—	(7,805)	503,785	58,716	12,712	7,633

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Investor Balanced Fund (continued)
	For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$44,506	$8,311	$—	$—	$2,629	$55,446	6,879	$1,998	$—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	113,205	265	10,830	2,160	44,381	149,181	3,280	265	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	75,736	1,445	2,496	216	30,545	105,446	4,678	1,446	—
JPMorgan Equity Income Fund Class R6 Shares (a)	134,748	4,176	5,326	230	50,677	184,505	8,107	3,176	—
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	72,638	1,262	—	—	28,284	102,184	3,264	1,262	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	67,191	741	70,045	(4,392)	6,505	—	—	741	—
JPMorgan High Yield Fund Class R6 Shares (a)	123,852	16,385	—	—	14,395	154,632	21,096	7,062	—
JPMorgan Income Fund Class R6 Shares (a)	206,297	49,276	—	—	12,525	268,098	28,044	10,505	276
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	63,174	1,481	—	—	2,750	67,405	6,201	1,481	—
JPMorgan International Equity Fund Class R6 Shares (a)	72,965	1,160	5,368	893	21,519	91,169	4,254	1,160	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	276,983	6,338	9,663	478	77,633	351,769	16,953	6,338	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	264,075	13,951	55,946	13,504	71,204	306,788	4,500	344	13,607
JPMorgan Large Cap Value Fund Class R6 Shares (a)	116,791	5,983	10,281	1,074	69,864	183,431	9,090	1,530	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	203,010	28,844	—	—	339	232,193	22,831	2,903	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	157,086	8,663	23,082	812	77,721	221,200	17,161	2,272	6,392
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	46,588	5,267	5,521	1,574	12,622	60,530	1,055	76	5,192
JPMorgan Realty Income Fund Class R6 Shares (a)	—	98,332	—	—	22,006	120,338	7,616	1,216	2,658
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	—	107,615	—	—	(33)	107,582	10,922	422	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	19,408	712	—	—	8,485	28,605	371	126	586
JPMorgan Small Cap Value Fund Class R6 Shares (a)	40,527	433	12,141	1,328	26,585	56,732	1,639	433	—
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	71,761	750	—	—	1,139	73,650	6,377	750	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	417,080	30,689	65,082	17,062	117,347	517,096	23,840	4,420	26,268
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund) Class R6 Shares (a)	157,349	16,792	20,333	7,108	37,550	198,466	2,689	2,276	14,517
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	85,748	347,131	296,670	—	—	136,209	136,209	42	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	198,019	9,376	11,946	1,283	73,197	269,929	7,327	3,335	6,041
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	37,161	3,081	—	—	1,026	41,268	4,086	1,322	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	125,287	21,503	12,067	(562)	61,880	196,041	4,542	3,100	2,409

Total	$4,668,357	$981,969	$616,797	$42,768	$836,058	$5,912,355		$97,569	$102,633

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

32	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

Investor Conservative Growth Fund

	For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,109,768	$284,248	$—	$—	$(34,347)	$1,359,669	112,836	$28,945	$20,057
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	444,346	116,717	—	—	(9,292)	551,771	64,309	13,582	8,265
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	33,346	12,398	—	—	2,032	47,776	5,928	1,694	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	62,166	159	—	—	26,977	89,302	1,964	159	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	44,908	882	—	—	18,561	64,351	2,855	882	—
JPMorgan Equity Income Fund Class R6 Shares (a)	75,542	10,634	—	—	30,975	117,151	5,147	1,944	—
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	23,298	3,149	—	—	9,879	36,326	1,160	449	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	68,718	767	71,701	(5,815)	8,031	—	—	767	—
JPMorgan Government Bond Fund Class R6 Shares (a)	36,072	12,071	—	—	(1,412)	46,731	4,248	707	63
JPMorgan High Yield Fund Class R6 Shares (a)	93,590	25,217	—	—	11,673	130,480	17,801	5,834	—
JPMorgan Income Fund Class R6 Shares (a)	198,144	65,270	—	—	12,652	276,066	28,877	10,633	286
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	58,859	13,272	—	—	2,851	74,982	6,898	1,572	—
JPMorgan International Equity Fund Class R6 Shares (a)	25,534	2,638	—	—	8,330	36,502	1,703	438	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	140,275	22,583	4,474	201	43,473	202,058	9,738	3,621	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	103,858	15,254	16,800	3,666	31,907	137,885	2,022	154	6,086
JPMorgan Large Cap Value Fund Class R6 Shares (a)	36,535	2,706	—	—	22,933	62,174	3,081	492	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	298,450	87,749	—	—	403	386,602	38,014	4,687	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	49,189	11,843	7,869	562	27,298	81,023	6,286	827	2,326
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	33,158	9,252	—	—	11,045	53,455	931	67	4,585
JPMorgan Realty Income Fund Class R6 Shares (a)	—	87,751	—	—	20,901	108,652	6,877	1,082	2,480
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	—	120,544	—	—	10	120,554	12,239	581	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	10,732	5,027	—	—	5,327	21,086	273	71	330
JPMorgan Small Cap Value Fund Class R6 Shares (a)	23,208	1,973	6,671	1,775	16,351	36,636	1,058	273	—
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	59,857	19,164	—	—	1,046	80,067	6,932	764	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	163,061	17,387	11,291	1,254	54,596	225,007	10,374	1,878	11,319

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Investor Conservative Growth Fund (continued)
	For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund) Class R6 Shares (a)	$86,700	$18,714	$13,986	$1,942	$23,534	$116,904	1,584	$1,340	$8,546
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	81,542	436,838	404,546	—	—	113,834	113,834	47	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	75,682	15,056	4,765	599	30,604	117,176	3,181	1,386	2,593
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	31,189	12,238	—	—	929	44,356	4,392	1,363	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	69,196	21,512	6,596	(178)	37,453	121,387	2,812	1,921	1,493

Total	$3,536,923	$1,453,013	$548,699	$4,006	$414,720	$4,859,963		$88,160	$68,429

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

Investor Growth Fund

	For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$244,531	$53,006	$3,768	$(125)	$(6,902)	$286,742	23,796	$6,074	$4,084
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	34,127	1,484	—	—	(567)	35,044	4,084	922	562
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,685	4,418	—	—	806	17,909	2,222	597	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	86,521	2,236	—	—	37,626	126,383	2,779	221	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	64,972	9,338	—	—	27,096	101,406	4,499	1,276	—
JPMorgan Equity Income Fund Class R6 Shares (a)	81,907	19,777	—	—	34,998	136,682	6,005	2,207	—
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	82,873	3,450	—	—	32,343	118,666	3,790	1,440	—
JPMorgan High Yield Fund Class R6 Shares (a)	56,620	2,891	7,536	(50)	6,159	58,084	7,924	2,891	—
JPMorgan Income Fund Class R6 Shares (a)	14,393	2,408	—	—	883	17,684	1,850	724	20
JPMorgan International Equity Fund Class R6 Shares (a)	118,179	18,610	—	—	37,387	174,176	8,128	1,878	—
JPMorgan International Focus Fund Class R6 Shares (a)	87,895	12,304	—	—	27,168	127,367	4,595	1,166	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	224,042	38,707	—	—	65,184	327,933	15,804	5,127	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	382,989	24,911	66,534	18,570	107,929	467,865	6,862	511	20,243
JPMorgan Large Cap Value Fund Class R6 Shares (a)	237,668	29,679	—	—	158,980	426,327	21,126	3,468	—

34	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

Investor Growth Fund (continued)
	For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	$145,035	$13,076	$—	$—	$77,235	$235,346	18,258	$2,213	$6,226
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	50,686	6,365	—	—	16,091	73,142	1,274	92	6,273
JPMorgan Realty Income Fund Class R6 Shares (a)	—	42,728	—	—	8,191	50,919	3,223	423	718
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	13,476	495	—	—	5,892	19,863	257	88	407
JPMorgan Small Cap Value Fund Class R6 Shares (a)	59,627	693	—	—	44,239	104,559	3,020	694	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	420,147	33,151	3,327	431	142,104	592,506	27,317	4,814	28,337
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund) Class R6 Shares (a)	158,097	17,381	3,223	601	45,701	218,557	2,961	2,355	15,025
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	49,643	289,225	261,335	—	—	77,533	77,533	24	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	185,993	59,890	—	—	72,989	318,872	8,656	3,345	5,776
JPMorgan Value Advantage Fund Class R6 Shares (a)	80,959	23,457	—	—	43,850	148,266	3,435	2,184	1,697

Total	$2,893,065	$709,680	$345,723	$19,427	$985,382	$4,261,831		$44,734	$89,368

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

Investor Growth & Income Fund

	For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$488,800	$84,134	$—	$—	$(13,701)	$559,233	46,409	$11,993	$8,189
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	178,529	26,093	—	—	(3,114)	201,508	23,486	4,995	2,986
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,905	4,585	—	—	845	19,335	2,399	656	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	76,698	4,677	6,634	1,481	30,694	106,916	2,351	182	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	57,707	3,179	—	—	23,895	84,781	3,761	1,134	—
JPMorgan Equity Income Fund Class R6 Shares (a)	96,196	7,349	1,793	27	37,748	139,527	6,130	2,376	—
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	61,298	1,065	—	—	23,868	86,231	2,754	1,065	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	28,641	325	29,895	(1,479)	2,408	—	—	325	—
JPMorgan High Yield Fund Class R6 Shares (a)	86,524	8,145	—	—	9,835	104,504	14,257	4,785	—
JPMorgan Income Fund Class R6 Shares (a)	92,158	38,956	—	—	5,766	136,880	14,318	4,869	129
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	33,920	795	—	—	1,477	36,192	3,330	795	—

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Investor Growth & Income Fund (continued)
	For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan International Equity Fund Class R6 Shares (a)	$70,614	$1,122	$—	$—	$21,866		$93,602	4,368	$1,122	$—
JPMorgan International Focus Fund Class R6 Shares (a)	43,930	583	—	—	13,555		58,068	2,095	583	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	185,069	6,282	—	—	52,560		243,911	11,755	4,235	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	305,298	25,805	47,819	12,873	88,558		384,715	5,643	414	16,396
JPMorgan Large Cap Value Fund Class R6 Shares (a)	144,690	14,253	4,421	891	93,376		248,789	12,328	2,049	—
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	48,554	9,124	—	—	74		57,752	5,679	713	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	119,601	6,677	10,646	358	60,959		176,949	13,728	1,751	4,926
JPMorgan Mid Cap Growth Fund Class R6 Shares (a)	41,735	6,761	4,994	2,054	10,741		56,297	981	68	4,647
JPMorgan Realty Income Fund Class R6 Shares (a)	—	46,911	—	—	11,039		57,950	3,668	629	1,432
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	—	59,701	—	—	—	(b)	59,701	6,061	269	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	12,828	471	—	—	5,608		18,907	245	84	387
JPMorgan Small Cap Value Fund Class R6 Shares (a)	47,522	553	—	—	35,258		83,333	2,407	553	—
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	24,041	251	—	—	382		24,674	2,136	251	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	334,653	26,227	11,182	1,208	111,560		462,466	21,322	3,792	22,433
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund) Class R6 Shares (a)	99,637	10,513	13,320	1,551	26,203		124,584	1,688	1,425	9,088
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	54,957	252,796	210,121	—	—		97,632	97,632	31	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	189,258	12,330	5,244	157	71,385		267,886	7,272	3,223	5,833
JPMorgan Value Advantage Fund Class R6 Shares (a)	97,001	13,295	7,305	(489)	47,000		149,502	3,464	2,301	1,788

Total	$3,033,764	$672,958	$353,374	$18,632	$769,845		$4,141,825		$56,668	$78,234

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and

36	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2021 are as follows:

	Class A	Class C	Class I	Class R6		Total
Investor Balanced Fund
Transfer agency fees	$305	$25	$13	$2		$345
Investor Conservative Growth Fund
Transfer agency fees	162	24	21	1		208
Investor Growth Fund
Transfer agency fees	514	24	22	5		565
Investor Growth & Income Fund
Transfer agency fees	377	15	12	—	(a)	404

(a)	Amount rounds to less than one thousand.

The Funds invested in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Investor Conservative Growth Fund, for which distributions are generally declared and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Investor Balanced Fund	$—	$13,764	$(13,764)
Investor Conservative Growth Fund	—	10,816	(10,816)
Investor Growth Fund	—	9,981	(9,981)
Investor Growth & Income Fund	—	9,402	(9,402)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

G. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s respective average daily net assets.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a fee for these services.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$308	$—	(a)
Investor Conservative Growth Fund	217	1
Investor Growth Fund	252	2
Investor Growth & Income Fund	194	1

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Investor Balanced Fund	0.25%	0.25%	0.25%
Investor Conservative Growth Fund	0.25	0.25	0.25
Investor Growth Fund	0.25	0.25	0.25
Investor Growth & Income Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class R6
Investor Balanced Fund	n/a	(1)	n/a	(2)	n/a	(2)	n/a	(2)
Investor Conservative Growth Fund	n/a	(1)	n/a	(2)	n/a	(2)	n/a	(2)

38	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

	Class A	Class C		Class I		Class R6
Investor Growth Fund	0.55%	n/a	(2)	n/a	(2)	n/a	(2)
Investor Growth & Income Fund	0.55	n/a	(2)	n/a	(2)	n/a	(2)

(1)	Effective November 1, 2020, the contractual expense limitation expired. Prior to November 1, 2020, the contractual expense limitation was 0.55%.
(2)

Effective November 1, 2020, the contractual expense limitations for Class C, Class I and Class R6 Shares expired. Prior to November 1, 2020, the contractual expense limitations were 1.10%, 0.30% and 0.15% for Class C, Class I and Class R6 Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C and Class I Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C and Class I Shares. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Service Fees	Total
Investor Balanced Fund	$4	$363	$367
Investor Conservative Growth Fund	3	239	242
Investor Growth Fund	3	1,115	1,118
Investor Growth & Income Fund	3	974	977

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2021 were as follows:

Investor Balanced Fund	$80
Investor Conservative Growth Fund	92
Investor Growth Fund	47
Investor Growth & Income Fund	58

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$634,841	$320,129
Investor Conservative Growth Fund	1,016,176	144,154
Investor Growth Fund	420,455	84,388
Investor Growth & Income Fund	420,162	143,255

During the year ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,460,856	$1,453,078	$1,579	$1,451,499
Investor Conservative Growth Fund	4,072,908	788,162	1,107	787,055
Investor Growth Fund	2,765,448	1,496,383	—	1,496,383
Investor Growth & Income Fund	2,906,718	1,235,632	525	1,235,107

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$104,407	$193,026	$297,433
Investor Conservative Growth Fund	74,110	80,170	154,280
Investor Growth Fund	52,034	183,159	235,193
Investor Growth & Income Fund	63,854	176,005	239,859

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$98,387	$199,230	$297,617
Investor Conservative Growth Fund	73,997	82,769	156,766
Investor Growth Fund	39,217	184,916	224,133
Investor Growth & Income Fund	54,732	158,509	213,241

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$7,459	$96,547	$1,451,499
Investor Conservative Growth Fund	8,139	52,130	787,055
Investor Growth Fund	1,537	79,503	1,496,383
Investor Growth & Income Fund	2,330	69,669	1,235,107

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of June 30, 2021, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (“SEC”) (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Funds because the Funds and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

40	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Investor Balanced Fund	1	72.0%	1	14.3%
Investor Conservative Growth Fund	1	68.0	2	22.2
Investor Growth Fund	1	54.0	1	20.4
Investor Growth & Income Fund	1	58.6	1	21.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of June 30, 2021, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Market Expansion Enhanced Index Fund	63.7%
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	50.4
JPMorgan Limited Duration Bond Fund	46.9
JPMorgan Europe Dynamic Fund	37.4
JPMorgan International Research Enhanced Equity Fund	22.4
JPMorgan Large Cap Value Fund	21.2
JPMorgan U.S. Research Enhanced Equity Fund	19.3
JPMorgan Small Cap Value Fund	18.6
JPMorgan Realty Income Fund	15.8
JPMorgan Inflation Managed Bond Fund	12.7
JPMorgan Emerging Markets Debt Fund	11.4

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield (commonly known as “junk bonds”), asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

42	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and Shareholders of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund (four of the funds constituting JPMorgan Trust II, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	43

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present.

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.(3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

44	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	45

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

46	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021 and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Balanced Fund
Class A
Actual	$1,000.00	$1,071.70	$2.93	0.57%
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,069.20	5.49	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class I
Actual	1,000.00	1,072.80	1.64	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R6
Actual	1,000.00	1,074.20	0.36	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

JPMorgan Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,043.20	2.89	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,040.80	5.41	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class I
Actual	1,000.00	1,044.20	1.62	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R6
Actual	1,000.00	1,045.50	0.36	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

48	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Growth Fund
Class A
Actual	$1,000.00	$1,120.40	$2.89	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class C
Actual	1,000.00	1,117.40	5.67	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class I
Actual	1,000.00	1,121.50	1.68	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R6
Actual	1,000.00	1,122.80	0.42	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08

JPMorgan Investor Growth & Income Fund
Class A
Actual	1,000.00	1,093.50	2.85	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class C
Actual	1,000.00	1,090.90	5.55	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class I
Actual	1,000.00	1,094.50	1.66	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R6
Actual	1,000.00	1,095.80	0.36	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	49

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

50	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2021

Tax Letter

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2021:

Dividends Received Deduction
JPMorgan Investor Balanced Fund	20.24%
JPMorgan Investor Conservative Growth Fund	14.04
JPMorgan Investor Growth Fund	41.83
JPMorgan Investor Growth & Income Fund	28.84

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021:

Long-Term Capital Gain Distribution
JPMorgan Investor Balanced Fund	$193,026
JPMorgan Investor Conservative Growth Fund	80,170
JPMorgan Investor Growth Fund	183,159
JPMorgan Investor Growth & Income Fund	176,005

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021:

Qualified Dividend Income
JPMorgan Investor Balanced Fund	$46,462
JPMorgan Investor Conservative Growth Fund	32,412
JPMorgan Investor Growth Fund	41,637
JPMorgan Investor Growth & Income Fund	35,484

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2021, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2021 will be disclosed in the semiannual report for the period ended December 31, 2021.

JUNE 30, 2021	J.P. MORGAN INVESTOR FUNDS	51

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-INV-621

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

On April 1, 2021, Kathleen M. Gallagher replaced Dennis P. Harrington as the audit committee financial expert. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2021 – $375,430

2020 – $393,508

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2021 – $49,455

2020 – $53,460

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2021 – $133,265

2020 – $150,184

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2021 and 2020, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2021 – Not applicable

2020 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2021 – 0.0%

2020 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2020 - $30.2 million

2019 - $24.9 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
September 1, 2021